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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-02699

                                AIM Growth Series
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/06

Item 1. Reports to Stockholders.

                              AIM Basic Value Fund

                Annual Report to Shareholders - December 31, 2006

                               [COVER GLOBE IMAGE]

DOMESTIC EQUITY

Large-Cap Value

Table of Contents

Supplemental Information.................................................      2
Letters to Shareholders..................................................      3
Performance Summary......................................................      5
Management Discussion....................................................      5
Fund Expenses............................................................      7
Long-term Fund Performance...............................................      8
Approval of Advisory Agreement...........................................     10
Schedule of Investments..................................................    F-1
Financial Statements.....................................................    F-3
Notes to Financial Statements............................................    F-6
Financial Highlights.....................................................   F-13
Auditor's Report.........................................................   F-17
Tax Disclosures..........................................................   F-18
Trustees and Officers....................................................   F-19

[AIM INVESTMENT SOLUTIONS]

    [GRAPHIC]                   [GRAPHIC]                       [GRAPHIC]

[DOMESTIC EQUITY]     [INTERNATIONAL/GLOBAL EQUITY]          [SECTOR EQUITY]

    [GRAPHIC]                   [GRAPHIC]                       [GRAPHIC]

  [FIXED INCOME]          [ALLOCATION SOLUTIONS]        [DIVERSIFIED PORTFOLIOS]

[AIM INVESTMENTS LOGO]
- REGISTERED TRADEMARK -

AIM Basic Value Fund

AIM BASIC VALUE FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

- Unless otherwise stated, information presented in this report is as of December 31, 2006, and is based on total net assets.

About share classes

- Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

- Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the Fund

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

- Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- The Fund may invest in debt securities such as notes and bonds that carry interest rate risk and credit risk.

- The Fund invests in "value" stocks which can continue to be inexpensive for long periods of time and may never realize their full value.

- The Fund may use enhanced investment techniques such as leveraging and derivatives. Leveraging entails special risks such as magnifying changes in the value of the portfolio's securities. Derivatives are subject to counter party risk--the risk that the other party will not complete the transaction with the Fund.

- There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

- The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of the issuer might not be able to recover its investment from the U.S government.

- Although the Fund's return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

About indexes used in this report

- The unmanaged LIPPER LARGE-CAP VALUE FUNDS INDEX represents an average of the performance of the 30 largest large-capitalization value funds tracked by Lipper Inc., an independent mutual fund performance monitor.

- The unmanaged Russell 1000 --REGISTERED TRADEMARK-- Value Index is a subset of the unmanaged Russell 1000 --REGISTERED TRADEMARK-- Index, which represents the performance of the stocks of large-capitalization companies; the Value subset measures the performance of Russell 1000 companies with lower price/book ratios and lower forecasted growth values. The Russell 1000 Value Index and the Russell 1000 Index are trademarks/service marks of the Frank Russell Company. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Company.


- The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

- The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

- Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

- The Chartered Financial Analyst --REGISTERED TRADEMARK-- (CFA --REGISTERED TRADEMARK--) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.


Continued on page 9

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
AIMINVESTMENTS.COM

FUND NASDAQ SYMBOLS

Class A Shares   GTVLX
Class B Shares   GTVBX
Class C Shares   GTVCX
Class R Shares   GTVRX

AIM Basic Value Fund

[TAYLOR PHOTO]

Philip Taylor

Dear Shareholders of The AIM Family of Funds --REGISTERED TRADEMARK--:

I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the year ended December 31, 2006, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

     In the United States and around the globe, most major stock market indexes rose in 2006. U.S. stocks benefited from continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve, among other factors. Global markets also enjoyed a good year, while all major fixed-income indexes produced positive annual returns.

     As I write this letter, the consensus outlook for the economy remains positive. But we all know that markets are unpredictable and subject to sudden changes based on geopolitical or economic developments. At AIM Investments --REGISTERED TRADEMARK--, we believe investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments offers a broad product line that gives your financial advisor options to build a portfolio that's right for you regardless of market conditions. Our product line includes a comprehensive range of mutual funds, including domestic, global and international equity funds; taxable and tax-exempt fixed-income funds; and a variety of allocation portfolios--with risk and return characteristics to match your needs. We maintain this extensive set of product solutions because we believe in the value of diversified investment portfolios.

     To provide you even more investment options, we recently launched AIM Independence Funds, six new target maturity funds that combine AIM retail mutual funds and PowerShares --REGISTERED TRADEMARK-- exchange-traded funds (ETFs) as underlying investment options. ETFs are relatively low cost and potentially tax-efficient funds that trade like individual stocks. These AIM Independence Funds are intended to provide broad diversification and risk/reward levels that change as your target retirement date nears. Your financial advisor can provide you with more information about the new AIM Independence Funds.

     At AIM Investments, we believe in the value of working with a trusted financial advisor. Your financial advisor can help you build a diversified investment portfolio, making periodic adjustments as market conditions and your investment goals change. While there are no guarantees with any investment program, a long-term plan matched to your financial goals, risk tolerance and time horizon offers the potential to keep you and your investments on track--and your financial advisor can provide you with valuable information and advice.

     I also invite you to visit us on the Internet at AIMinvestments.com. Our Web site allows you to access your account information, review fund performance, learn more about your fund's investment strategies and obtain general investing information--whenever it's convenient for you.

Our commitment to you

While we're committed to maintaining a comprehensive, easy-to-navigate Web site, we're even more committed to providing excellent customer service. Our highly trained, courteous client services representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

     All of us at AIM Investments are committed to helping you achieve your financial goals. We work every day to earn your trust, and are grateful for the confidence you've placed in us.

Sincerely,


/S/ PHILIP TAYLOR
-------------------------------------
Philip Taylor
President - AIM Funds CEO,
AIM Investments

February 9, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Basic Value Fund

[CROCKETT PHOTO]

Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

     The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the equity and fixed-income AIM Funds improved to 15.08% for the one-year period ended December 31, 2006, as compared to 9.13% for the one-year period ended December 31, 2005, and 11.20% for the one-year period ended December 31, 2004.(1) The asset-weighted absolute performance for the AIM money market funds was 4.84% for the one-year period ended December 31, 2006, as compared to 3.04% for the one-year period ended December 31, 2005, and 1.23% for the one-year period ended December 31, 2004.(2)

     In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds' performance, attract new assets and reduce costs. The asset class subcommittees of your Board's Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

     On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I'll report more on these steps once they're completed.

     Another major Board initiative for early 2007 is the revision of the AIM Funds' proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

     While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar Inc. is a leading provider of independent mutual fund investment research) included a review of AIM's progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I'm looking forward to a return visit to Morningstar this year to review AIM Funds' performance and governance ratings.

     Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

     I'd like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,


/S/ BRUCE L. CROCKETT
-------------------------------------
Bruce L. Crockett
Independent Chair
AIM Funds Board

February 9, 2007

(1) Past performance is no guarantee of future results. The asset-weighted absolute performance for the equity and fixed-income AIM Funds is derived by taking the one-year cumulative total return for each share class of each AIM Fund in existence as of December 31, 2006, (excluding money market funds) and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

(2) Past performance is no guarantee of future results. The asset-weighted absolute performance for the AIM money market funds is derived by taking the one-year cumulative total return for each share class of each AIM money market fund in existence as of December 31, 2006, and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

AIM Basic Value Fund

Management's discussion of Fund performance

PERFORMANCE SUMMARY

For the year ended December 31, 2006, Class A shares of AIM Basic Value Fund, excluding applicable sales charges, underperformed the S&P 500 Index, the Russell 1000 Value Index and the Lipper Large Cap Value Funds Index.

     We attribute the Fund's underperformance versus its broad market and style-specific indexes to below-market returns from selected investments in the information technology, health care and industrials sectors. Top contributors to performance were selected investments in the financials and consumer discretionary sectors.

Your Fund's long-term performance appears on pages 8-9.

FUND VS. INDEXES

Total returns, 12/31/05-12/31/06, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares                                          13.17%
Class B Shares                                          12.33
Class C Shares                                          12.37
Class R Shares                                          12.91
S&P 500 Index (Broad Market Index)                      15.78
Russell 1000 Value Index (Style-Specific Index)         22.25
Lipper Large-Cap Value Funds Index (Peer Group Index)   18.28
Source: Lipper Inc.

How we invest

We seek to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to their estimated intrinsic value--a value that is based on the estimated future cash flows generated by the business. The Fund's philosophy is based on two elements that we believe have extensive empirical evidence:

- Companies have a measurable estimated intrinsic value. Importantly, this estimated fair value is independent of the company's stock price.

- Market prices are more volatile than business values, partly because investors regularly overreact to negative news.

     Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular benchmark indexes and most of our peers. And third, the Fund's short-term relative performance will naturally be different than the market and peers and have little information value since we don't own many of the same stocks.

Market conditions and your Fund

Equity markets posted healthy gains during the year as favorable economic data and solid corporate profits overshadowed housing market concerns and investor uncertainty regarding interest rates and oil prices. The telecommunication services and energy sectors led the market for the year while information technology and health care stocks generally trailed.

The Fund's largest contributors during the year were financial services holdings Morgan Stanley, JP Morgan and Merrill Lynch. All benefited from a robust capital markets environment and rotation to large-cap financials as investors anticipated an end to Federal Reserve Board interest rate increases. More important, Morgan Stanley and JP Morgan, under the leadership of new CEOs, showed signs of improved operating and financial performance.

     The Fund's investment in Walt Disney also made a significant contribution to performance during the year. Disney's stock experienced a steady rise during 2006 and ended the year up 44% as virtually all of the company's business lines experienced healthy market share and earnings growth. Of particular note were positive developments at Disney's television networks, ABC and ESPN, theme parks and movie studios.

                                                                     (continued)

PORTFOLIO COMPOSITION

By sector
Financials                                           22.6%
Health Care                                          18.5
Consumer Discretionary                               17.7
Information Technology                               14.0
Industrials                                          11.8
Energy                                                7.1
Consumer Staples                                      6.0
Materials                                             3.3

Money Market Funds
Plus Other Assets Less Liabilities                   -1.0

TOP FIVE INDUSTRIES*

1. Pharmaceuticals                                    7.8%
2. Other Diversified Financial Services               6.8
3. Industrial Conglomerates                           6.8
4. Advertising                                        6.5
5. Investment Banking & Brokerage                     5.4

Total Net Assets                            $5.51 billion

Total Number of Holdings*                              43

TOP 10 EQUITY HOLDINGS*

1. UnitedHealth Group Inc.                            4.3%
2. Tyco International Ltd.                            4.1
3. JPMorgan Chase & Co.                               3.9
4. Cardinal Health, Inc.                              3.8
5. Fannie Mae                                         3.5
6. Cemex S.A. de C.V.-ADR (Mexico)                    3.3

7. Interpublic Group of Cos., Inc. (The)              3.3

8. Omnicom Group Inc.                                 3.2

9. Target Corp.                                       2.9

10. Dell Inc.                                         2.9

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*    Excluding money market fund holdings.

AIM Basic Value Fund

     A modest number of Fund holdings posted price declines during the year. The Fund's largest detractors from performance were CA and UNITEDHEALTH GROUP. Enterprise software firm CA's stock price declined during the year as a result of investor concerns regarding senior management turnover, weaker-than-expected quarterly earnings and stock options issues. Despite these short-term headwinds, our estimate of CA's fundamental intrinsic value remained unchanged.

     A stock options scandal and near-term uncertainty regarding industry fundamentals caused UnitedHealth's stock to decline 30% during the first half of 2006. By mid-year, the stock recovered from its lows as implications of the options issue became clearer, a new CEO was announced and company operating fundamentals remained strong. UnitedHealth was among the first investments made by current management over seven years ago, and our long term investment case for the company remained unchanged. We added to our position at mid year and UnitedHealth was the Fund's largest holding at the close of the year.

     During the year, we continued to reduce the Fund's energy sector exposure because we concluded equity valuations warranted less exposure to the sector.

     During the year, we also sold our positions in AVIS BUDGET GROUP, CERIDIAN, HCA, MASCO, MGIC INVESTMENT CORPORATION, PARKER HANNIFIN, RADIAN and WYNDAM WORLDWIDE based on valuation and other portfolio considerations. We initiated positions in DELL, MICROSOFT, MARSH & MCLENNAN and HOME DEPOT. While Dell's and Microsoft's growth and business models are in the early stages of a transition, we believed their market valuations did not reflect the long-term positives of their dominant market positions and the compelling economics of their businesses.

Portfolio assessment

We believe the single most important indicator of the way AIM Basic Value Fund is positioned for potential success is not our historical investment results or popular statistical measures, but the portfolio's estimated intrinsic value--the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding. At the close of the year, and in our opinion, the difference between the market price and the estimated intrinsic value of the portfolio was about average by the Fund's historical standards, and we believed this value content was greater than what was available in the broad market. While there is no assurance that market value will ever reflect our estimate of the portfolio's intrinsic value, we believe this provides the best indication that your Fund is positioned to potentially achieve its objective of long-term growth of capital.

Context for results

As managers and shareholders, we know a long-term investment horizon and attractive potential upside to our estimate of portfolio intrinsic value are critical to creating wealth. But we understand maintaining a long-term investment horizon is a challenge. So, when shareholders consider our short-term results we encourage them to review our long-term results on pages 8-9. We are long-term investors who provide a portfolio that in our opinion is distinct from market indexes and most of our peers.

     Recent studies have shown short-term results have little information value and the frequent trading of stocks or mutual funds is a costly exercise--reducing actual returns by several percentage points per year as shareholders unknowingly exchange tomorrow's winner for tomorrow's loser. In addition, a recent Yale University study reveals half of all mutual funds charge an active management fee for essentially a closet-index portfolio. While this may create smooth and innocuous short-term relative performance, it typically leads to long-term underperformance.

     Considering these factors, your Fund is doing something different and old fashioned--investing for the long term and following a common-sense approach that has produced a portfolio that is different from common stock market indexes and more attractively valued, in our opinion.

In closing

As managers and shareholders, we remain optimistic about AIM Basic Value Fund's portfolio. As always, we are continually searching for opportunities to increase the portfolio's estimated intrinsic value. We thank you for your investment and for sharing our long-term horizon.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

     See important Fund and index disclosures on the inside front cover.

[STANLEY PHOTO]

Bret W. Stanley

Chartered Financial Analyst, senior portfolio manager, is lead portfolio manager of AIM Basic Value Fund.

He began his investment career in 1988 and joined AIM in 1998. Mr. Stanley earned a B.B.A. in finance from The University of Texas at Austin and an M.S. in finance from the University of Houston.

[COLEMAN PHOTO]

R. Canon Coleman II

Chartered Financial Analyst, portfolio manager, is manager of AIM Basic Value Fund. He began his investment career in 1996 and joined AIM in 2000. Mr. Coleman earned a B.S. and an M.S. in accounting from the University of Florida. He also earned an M.B.A. from the Wharton School at the University of Pennsylvania.

[SEINSHEIMER PHOTO]

Matthew W. Seinsheimer

Chartered Financial Analyst, senior portfolio manager, is manager of AIM Basic Value Fund. He began his investment career in 1991 and joined AIM in 1998. He earned a B.B.A. from Southern Methodist University and an M.B.A. from The University of Texas at Austin.

[SIMON PHOTO]

Michael J. Simon

Chartered Financial Analyst, senior portfolio manager, is manager of AIM Basic Value Fund. He began his investment career in 1989 and joined AIM in 2001. Mr. Simon earned a B.B.A. in finance from Texas Christian University and an M.B.A. from the University of Chicago.

Assisted by the Basic Value Team

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 8-9.

AIM Basic Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

     THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                 HYPOTHETICAL
                                   ACTUAL             (5% ANNUAL RETURN BEFORE EXPENSES)
                        ---------------------------   ----------------------------------
          BEGINNING         ENDING        EXPENSES            ENDING        EXPENSES       ANNUALIZED
SHARE   ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING       ACCOUNT VALUE   PAID DURING        EXPENSE
CLASS      (7/1/06)     (12/31/06)(1)    PERIOD(2)          (12/31/06)     PERIOD(2)          RATIO
-----   -------------   -------------   -----------       -------------   -----------      ----------
A         $1,000.00       $1,120.90        $ 6.04           $1,019.51     $5.751.13%          1.13%
B          1,000.00        1,116.70         10.03            1,015.73      9.551.88           1.88
C          1,000.00        1,117.10         10.03            1,015.73      9.551.88           1.88
R          1,000.00        1,119.50          7.37            1,018.25      7.021.38           1.38


(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Basic Value Fund

Your Fund's long-term performance

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund data from 10/18/95, index data from 10/31/95

                                                                                                     LIPPER
           AIM BASIC VALUE FUND   AIM BASIC VALUE FUND                   RUSSELL 1000 VALUE   LARGE-CAP VALUE FUNDS
  DATE        -CLASS A SHARES        -CLASS B SHARES     S&P 500 INDEX          INDEX                 INDEX
  ----     --------------------   --------------------   -------------   ------------------   ---------------------
10/18/95          $ 9450                 $10000
   10/95            9466                  10009              $10000            $10000                 $10000
   11/95           10276                  10867               10438             10506                  10433
   12/95           10550                  11156               10640             10771                  10603
    1/96           10880                  11488               11001             11106                  10929
    2/96           10855                  11462               11104             11190                  11051
    3/96           11095                  11707               11211             11380                  11171
    4/96           11566                  12196               11376             11424                  11323
    5/96           12145                  12809               11669             11567                  11533
    6/96           11888                  12528               11713             11576                  11539
    7/96           11177                  11775               11196             11139                  11087
    8/96           11392                  11985               11432             11457                  11375
    9/96           12021                  12640               12075             11913                  11932
   10/96           12136                  12763               12408             12374                  12184
   11/96           12327                  12956               13345             13271                  13057
   12/96           12144                  12754               13081             13101                  12836
    1/97           12708                  13342               13898             13737                  13484
    2/97           12907                  13543               14007             13938                  13592
    3/97           12336                  12938               13432             13437                  13073
    4/97           12626                  13237               14233             14002                  13654
    5/97           13363                  13991               15104             14784                  14441
    6/97           13860                  14509               15775             15418                  15044
    7/97           15261                  15965               17030             16578                  16177
    8/97           14805                  15491               16077             15988                  15485
    9/97           15625                  16334               16957             16954                  16278
   10/97           14820                  15483               16391             16480                  15787
   11/97           15060                  15720               17149             17209                  16304
   12/97           15451                  16127               17443             17711                  16491
    1/98           15146                  15804               17636             17460                  16515
    2/98           16275                  16977               18907             18636                  17601
    3/98           16857                  17573               19875             19776                  18383
    4/98           17098                  17810               20078             19908                  18570
    5/98           16471                  17148               19734             19613                  18254
    6/98           16453                  17120               20535             19864                  18596
    7/98           16237                  16884               20318             19514                  18273
    8/98           13586                  14130               17382             16610                  15779
    9/98           14374                  14934               18497             17563                  16538
   10/98           15510                  16108               19999             18923                  17862
   11/98           16308                  16931               21211             19805                  18774
   12/98           16531                  17150               22432             20479                  19499
    1/99           16915                  17536               23370             20643                  19823
    2/99           16213                  16803               22643             20351                  19369
    3/99           17116                  17728               23549             20772                  19957
    4/99           19250                  19927               24461             22713                  21133
    5/99           19760                  20447               23884             22463                  20773
    6/99           20726                  21420               25206             23115                  21688
    7/99           20061                  20726               24422             22438                  21072
    8/99           19513                  20148               24301             21606                  20688
    9/99           18729                  19328               23636             20851                  19923
   10/99           19467                  20080               25131             22051                  20883
   11/99           20170                  20792               25642             21878                  20956
   12/99           21828                  22487               27150             21984                  21601
    1/00           21068                  21693               25786             21267                  20688
    2/00           20373                  20966               25299             19687                  19818
    3/00           22836                  23493               27772             22089                  21632
    4/00           22763                  23397               26937             21832                  21392
    5/00           23275                  23921               26385             22062                  21408
    6/00           22507                  23117               27034             21054                  21171
    7/00           22635                  23233               26612             21317                  21076
    8/00           24145                  24773               28264             22503                  22295
    9/00           24915                  25548               26772             22709                  21943
   10/00           25685                  26322               26659             23267                  22119
   11/00           24961                  25567               24559             22404                  21171
   12/00           26249                  26876               24679             23526                  22023
    1/01           26792                  27413               25554             23616                  22206
    2/01           26663                  27268               23226             22960                  21136
    3/01           25842                  26420               21755             22148                  20315
    4/01           27468                  28058               23444             23235                  21466
    5/01           28187                  28790               23602             23757                  21811
    6/01           27976                  28557               23027             23230                  21218
    7/01           27828                  28383               22801             23180                  21074
    8/01           26628                  27143               21375             22252                  20087
    9/01           23127                  23571               19649             20686                  18519

                                                             Source: Lipper Inc.

                                [MOUNTAIN CHART]

   10/01           23580                  24009               20024             20508                  18640
   11/01           25473                  25932               21559             21700                  19836
   12/01           26283                  26726               21748             22211                  20135
    1/02           26063                  26491               21431             22040                  19763
    2/02           25565                  25974               21018             22075                  19654
    3/02           27469                  27896               21808             23120                  20521
    4/02           26500                  26892               20486             22327                  19647
    5/02           26343                  26717               20336             22439                  19673
    6/02           23664                  23995               18888             21150                  18301
    7/02           21049                  21319               17416             19184                  16720
    8/02           21382                  21652               17530             19329                  16833
    9/02           18739                  18958               15627             17180                  14887
   10/02           19914                  20139               17001             18453                  15980
   11/02           21551                  21779               18000             19615                  16981
   12/02           20211                  20411               16943             18763                  16173
    1/03           19758                  19942               16500             18309                  15788
    2/03           19027                  19190               16253             17821                  15393
    3/03           18934                  19092               16410             17850                  15383
    4/03           20662                  20820               17761             19422                  16682
    5/03           22799                  22966               18696             20675                  17708
    6/03           22910                  23065               18935             20934                  17911
    7/03           23586                  23739               19269             21246                  18160
    8/03           24391                  24529               19644             21577                  18467
    9/03           23883                  24011               19436             21366                  18260
   10/03           25068                  25183               20535             22674                  19267
   11/03           25559                  25652               20715             22981                  19504
   12/03           27039                  27134               21801             24398                  20701
    1/04           27455                  27533               22201             24827                  21014
    2/04           28002                  28059               22509             25359                  21457
    3/04           27909                  27952               22170             25137                  21201
    4/04           27513                  27542               21822             24523                  20810
    5/04           27772                  27776               22121             24773                  20962
    6/04           28447                  28439               22551             25358                  21423
    7/04           26885                  26867               21805             25001                  20908
    8/04           26710                  26671               21892             25356                  21059
    9/04           27025                  26972               22129             25749                  21308
   10/04           27506                  27441               22467             26178                  21535
   11/04           28959                  28866               23376             27501                  22470
   12/04           29987                  29882               24171             28422                  23184
    1/05           29450                  29326               23582             27917                  22734
    2/05           30080                  29930               24078             28843                  23372
    3/05           29506                  29355               23652             28447                  22992
    4/05           28839                  28671               23204             27937                  22537
    5/05           29404                  29219               23941             28610                  23064
    6/05           29922                  29716               23976             28923                  23298
    7/05           30921                  30690               24867             29760                  24057
    8/05           30429                  30184               24640             29631                  23953
    9/05           30706                  30447               24840             30047                  24184
   10/05           29883                  29606               24425             29283                  23680
   11/05           31049                  30737               25348             30246                  24494
   12/05           31651                  31312               25357             30427                  24635
    1/06           32797                  32424               26029             31608                  25354
    2/06           32630                  32239               26099             31801                  25400
    3/06           33223                  32803               26424             32232                  25721
    4/06           33446                  32996               26778             33051                  26360
    5/06           32272                  31825               26009             32216                  25716
    6/06           31959                  31494               26043             32423                  25734
    7/06           31857                  31378               26204             33210                  26128
    8/06           32392                  31886               26826             33766                  26610
    9/06           33224                  32686               27517             34439                  27229
   10/06           34298                  33713               28413             35567                  28040
   11/06           34843                  34238               28953             36379                  28524
   12/06           35784                  35976               29359             37195                  29139

AIM Basic Value Fund

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/06, including applicable sales charges

CLASS A SHARES
Inception (10/18/95)       12.05%
10 Years                   10.79
 5 Years                    5.17
 1 Year                     6.95

CLASS B SHARES
Inception (10/18/95)       12.11%
10 Years                   10.84
 5 Years                    5.33
 1 Year                     7.33

CLASS C SHARES
Inception (5/3/99)          7.43%
5 Years                     5.65
1 Year                     11.37

CLASS R SHARES
10 Years                   11.23%
 5 Years                    6.17
 1 Year                    12.91

CUMULATIVE TOTAL RETURNS

6 months ended 12/31/06, excluding applicable sales charges

Class A Shares             12.09%
Class B Shares             11.67
Class C Shares             11.71
Class R Shares             11.95

AVERAGE ANNUAL TOTAL RETURN COMPARISON

As of 12/31/06, excluding applicable sales charges

                                                              SINCE LEAD
                                                          PORTFOLIO MANAGER
                                       1 YEAR   5 YEARS      INCEPTION(1)
                                       ------   -------   -----------------
AIM Basic Value Fund, Class A Shares   13.17%    6.37%          12.21%
Lipper Large-Cap Value Funds Index     18.28     7.67            7.43
S&P 500 Index                          15.78     6.18            6.25

SOURCES: STYLEADVISOR; LIPPER INC.

(1)  Since Bret Stanley became lead portfolio manager on September 8, 1998

CLASS R SHARES' INCEPTION DATE IS JUNE 3, 2002. RETURNS SINCE THAT DATE ARE HISTORICAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF HISTORICAL CLASS R SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS R SHARES) AT NET ASSET VALUE, ADJUSTED TO REFLECT THE HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS R SHARES. CLASS A SHARES' INCEPTION DATE IS OCTOBER 18, 1995.

     THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

Continued from inside front cover

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Sharholders can also look up the Fund's Forms N-Q on the SEC Web site at sec.gov. copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, Select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

AIM Basic Value Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM Growth Series (the "Board") oversees the management of AIM Basic Value Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2006.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms' length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made a recommendation to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendation to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

     Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund's performance, advisory fees, expense limitations and/or fee waivers.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisor Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was at or above the median performance of such comparable funds. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Large Cap Value Fund Index. The Board noted that the Fund's performance was below the performance of such Index for the one year period, comparable to such Index for the three year period, and above such Index for the five year period. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- Meetings with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the effective advisory fee rate (before waivers) for the Fund under the Advisory Agreement. The Board noted that this rate was (i) above the effective advisory fee rates (before waivers) for two mutual funds advised by AIM with investment strategies comparable to those of the Fund; (ii) below the effective advisory fee rate (before waivers) for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; (iii) above the effective sub-advisory fee rate for an offshore fund advised and sub-advised by AIM affiliates with investment strategies comparable to those of the Fund, although the total advisory fees for such offshore fund were above those for the Fund; (iv) above the effective sub-advisory fee rate for a variable insurance fund sub-advised by an AIM affiliate and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although the total advisory fees for such variable insurance fund were above those for the Fund; and (v) below the total advisory fee rates for three separately managed accounts/wrap accounts managed by an AIM affiliate with investment strategies comparable to those of the Fund and above the total advisory fee rates for 39 separately managed accounts/wrap accounts managed by an AIM affiliate with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

                                                                     (continued)

AIM Basic Value Fund

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level at the end of the past calendar year and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through December 31, 2009 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until December 31, 2009. The Board considered the effect this fee waiver would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes three breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through December 31, 2009 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements, if any (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests uninvested cash in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider whether the advisory fee waivers for certain equity AIM Funds, including the Fund, should be simplified. The Board concluded that it would be advisable to consider this issue and reach a decision prior to the expiration date of such advisory fee waivers.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board's approval of the continuance of the Advisory Agreement for the Fund.

Supplement to Annual Report dated 12/31/06

AIM BASIC VALUE FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

NASDAQ SYMBOL   GTVVX

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 12/31/06

Inception (3/15/02)    6.30%
   1Year              13.64
   6Months*           12.32

*    Cumulative total return that has not been annualized

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE (NAV). PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES PRIMARILY DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

     PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NAV. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE THE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246 OR VISIT AIMINVESTMENTS.COM.

Over for information on your Fund's expenses.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                          [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

AIMINVESTMENTS.COM                 BVA-INS-1            A I M Distributors, Inc.

Information about your Fund's expenses

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                      HYPOTHETICAL
                                                                    (5% ANNUAL RETURN
                                          ACTUAL                     BEFORE EXPENSES
                                ---------------------------   ---------------------------
                  BEGINNING         ENDING        EXPENSES        ENDING        EXPENSES    ANNUALIZED
SHARE           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
CLASS              (7/1/06)     (12/31/06)(1)    PERIOD(2)      (12/31/06)     PERIOD(2)       RATIO
-----           -------------   -------------   -----------   -------------   -----------   ----------
Institutional     $1,000.00       $1,123.20        $4.01        $1,021.42        $3.82         0.75%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIMINVESTMENTS.COM              BVA-INS-1               A I M Distributors, Inc.

AIM Basic Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                  SHARES          VALUE
----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY
  INTERESTS-101.03%

ADVERTISING-6.45%

Interpublic Group of Cos., Inc. (The)(a)(b)      14,728,907   $  180,281,822
----------------------------------------------------------------------------
Omnicom Group Inc.(a)                             1,674,906      175,094,673
============================================================================
                                                                 355,376,495
============================================================================

APPAREL RETAIL-2.04%

Gap, Inc. (The)                                   5,759,415      112,308,593
============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.11%

Bank of New York Co., Inc. (The)                  2,957,162      116,423,468
============================================================================

BREWERS-2.31%

Molson Coors Brewing Co.-Class B                  1,664,454      127,230,864
============================================================================

BUILDING PRODUCTS-2.56%

American Standard Cos. Inc.(a)                    3,083,016      141,356,284
============================================================================

COMPUTER HARDWARE-2.92%

Dell Inc.(a)(b)                                   6,415,805      160,972,548
============================================================================

CONSTRUCTION MATERIALS-3.29%

Cemex S.A. de C.V.-ADR (Mexico)(b)                5,360,116      181,600,730
============================================================================

CONSUMER ELECTRONICS-1.03%

Koninklijke (Royal) Philips Electronics N.V.
  -New York Shares (Netherlands)                  1,510,664       56,770,753
============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.74%

First Data Corp.                                  6,256,098      159,655,621
----------------------------------------------------------------------------
Western Union Co.                                 4,526,000      101,472,920
============================================================================
                                                                 261,128,541
============================================================================

ENVIRONMENTAL & FACILITIES SERVICES-2.50%

Waste Management, Inc.                            3,744,435      137,682,875
============================================================================

FOOD RETAIL-1.90%

Kroger Co. (The)(a)                               2,532,323       58,420,692
----------------------------------------------------------------------------
Safeway Inc.(a)                                   1,340,538       46,328,993
============================================================================
                                                                 104,749,685
============================================================================

GENERAL MERCHANDISE STORES-2.95%

Target Corp.(a)                                   2,853,105      162,769,640
============================================================================

HEALTH CARE DISTRIBUTORS-4.24%

Cardinal Health, Inc.                             3,219,743      207,448,041
----------------------------------------------------------------------------
McKesson Corp.                                      520,867       26,407,957
============================================================================
                                                                 233,855,998
============================================================================

                                                  SHARES          VALUE
----------------------------------------------------------------------------


HOME IMPROVEMENT RETAIL-1.68%

Home Depot, Inc. (The)                            2,312,858   $   92,884,377
============================================================================

INDUSTRIAL CONGLOMERATES-6.77%

General Electric Co.                              3,952,355      147,067,130
----------------------------------------------------------------------------
Tyco International Ltd.                           7,448,893      226,446,347
============================================================================
                                                                 373,513,477
============================================================================

INSURANCE BROKERS-0.58%

Marsh & McLennan Cos., Inc.                       1,050,000       32,193,000
============================================================================

INVESTMENT BANKING & BROKERAGE-5.38%

Merrill Lynch & Co., Inc.(a)                      1,617,912      150,627,607
----------------------------------------------------------------------------
Morgan Stanley                                    1,793,646      146,056,594
============================================================================
                                                                 296,684,201
============================================================================

LIFE SCIENCES TOOLS & SERVICES-2.25%

Waters Corp.(b)                                   2,529,616      123,875,296
============================================================================

MANAGED HEALTH CARE-4.27%

UnitedHealth Group Inc.                           4,383,381      235,519,061
============================================================================

MOVIES & ENTERTAINMENT-2.49%

Walt Disney Co. (The)(a)                          4,007,590      137,340,109
============================================================================

MULTI-LINE INSURANCE-0.94%

Genworth Financial Inc.-Class A(a)                1,516,218       51,869,818
============================================================================

OIL & GAS DRILLING-2.82%

Transocean Inc.(b)                                1,919,738      155,287,607
============================================================================

OIL & GAS EQUIPMENT & SERVICES-4.31%

Halliburton Co.(a)                                4,021,462      124,866,395
----------------------------------------------------------------------------
Weatherford International Ltd.(b)                 2,693,656      112,567,884
============================================================================
                                                                 237,434,279
============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-6.83%

Citigroup Inc.                                    2,873,891      160,075,729
----------------------------------------------------------------------------
JPMorgan Chase & Co.                              4,486,161      216,681,576
============================================================================
                                                                 376,757,305
============================================================================

PACKAGED FOODS & MEATS-1.76%

Unilever N.V. (Netherlands)(c)                    3,561,066       97,276,715
============================================================================

PHARMACEUTICALS-7.75%

Pfizer Inc.                                       5,011,796      129,805,516
----------------------------------------------------------------------------
Sanofi-Aventis (France)(a)(c)                     1,643,166      151,331,212
----------------------------------------------------------------------------
Wyeth                                             2,869,582      146,119,115
============================================================================
                                                                 427,255,843
============================================================================

AIM Basic Value Fund


                                                  SHARES          VALUE
----------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE-2.34%

ACE Ltd.                                          2,128,174   $  128,903,499
============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.87%

Realogy Corp.(b)                                  1,587,060       48,119,659
============================================================================

SEMICONDUCTOR EQUIPMENT-1.78%

Novellus Systems, Inc.(a)(b)                      2,851,998       98,165,771
============================================================================

SPECIALIZED CONSUMER SERVICES-1.12%

H&R Block, Inc.(a)                                2,684,750       61,856,640
============================================================================

SYSTEMS SOFTWARE-4.54%

CA Inc.(a)                                        6,975,278      157,990,046
----------------------------------------------------------------------------
Microsoft Corp.                                   3,094,152       92,391,379
============================================================================
                                                                 250,381,425
============================================================================

THRIFTS & MORTGAGE FINANCE-3.51%

Fannie Mae                                        3,258,216      193,505,448
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $3,891,952,767)                          5,571,050,004
============================================================================

                                                  SHARES          VALUE
----------------------------------------------------------------------------


MONEY MARKET FUNDS-1.18%

Liquid Assets Portfolio-Institutional
  Class(d)                                       32,604,151   $   32,604,151
----------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)         32,604,151       32,604,151
============================================================================
    Total Money Market Funds (Cost
      $65,208,302)                                                65,208,302
============================================================================
    Total Investments (excluding investments
      purchased with cash collateral from
      securities loaned)-102.21% (Cost
      $3,957,161,069)                                          5,636,258,306
============================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-14.60%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                   402,677,294      402,677,294
----------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(d)(e)                                   402,677,295      402,677,295
============================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $805,354,589)                                        805,354,589
============================================================================
TOTAL INVESTMENTS-116.81%
  (Cost $4,762,515,658)                                        6,441,612,895
============================================================================
OTHER ASSETS LESS LIABILITIES-(16.81)%                          (927,221,235)
============================================================================
NET ASSETS-100.00%                                            $5,514,391,660
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) All or a portion of this security was out on loan at December 31, 2006.
(b) Non-income producing security.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2006 was $248,607,927, which represented 4.51% of the Fund's Net Assets. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Basic Value Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $3,891,952,767)*  $5,571,050,004
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $870,562,891)                            870,562,891
============================================================
    Total investments (cost $4,762,515,658)    6,441,612,895
============================================================
Foreign currencies, at value (cost $57,609)           58,081
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 4,914,580
------------------------------------------------------------
  Dividends                                        7,509,694
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                94,438
------------------------------------------------------------
Other assets                                          74,673
============================================================
    Total assets                               6,454,264,361
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                         128,059,208
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 436,508
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       805,354,589
------------------------------------------------------------
Accrued distribution fees                          2,382,416
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            18,953
------------------------------------------------------------
Accrued transfer agent fees                        3,225,089
------------------------------------------------------------
Accrued operating expenses                           395,938
============================================================
    Total liabilities                            939,872,701
============================================================
Net assets applicable to shares outstanding   $5,514,391,660
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $3,782,960,183
------------------------------------------------------------
Undistributed net investment income                1,444,154
------------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                      50,837,133
------------------------------------------------------------
Unrealized appreciation of investment
  securities and
  foreign currencies                           1,679,150,190
============================================================
                                              $5,514,391,660
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $3,173,899,114
____________________________________________________________
============================================================
Class B                                       $1,436,084,459
____________________________________________________________
============================================================
Class C                                       $  508,775,018
____________________________________________________________
============================================================
Class R                                       $   55,718,028
____________________________________________________________
============================================================
Institutional Class                           $  339,915,041
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           86,706,093
____________________________________________________________
============================================================
Class B                                           42,296,852
____________________________________________________________
============================================================
Class C                                           14,987,627
____________________________________________________________
============================================================
Class R                                            1,535,270
____________________________________________________________
============================================================
Institutional Class                                9,082,089
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        36.61
------------------------------------------------------------
  Offering price per share
    (Net asset value of $36.61 divided by
    94.50%)                                   $        38.74
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        33.95
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        33.95
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        36.29
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        37.43
____________________________________________________________
============================================================

* At December 31, 2006, securities with an aggregate value of $785,316,760 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Basic Value Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $1,449,314)    $ 81,767,904
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $720,166)                         5,328,168
==========================================================================
    Total investment income                                     87,096,072
==========================================================================

EXPENSES:

Advisory fees                                                   38,461,676
--------------------------------------------------------------------------
Administrative services fees                                       664,054
--------------------------------------------------------------------------
Custodian fees                                                     525,249
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        8,567,478
--------------------------------------------------------------------------
  Class B                                                       15,332,699
--------------------------------------------------------------------------
  Class C                                                        5,306,194
--------------------------------------------------------------------------
  Class R                                                          198,866
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                            13,257,847
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                               249,960
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          187,370
--------------------------------------------------------------------------
Other                                                            1,420,310
==========================================================================
    Total expenses                                              84,171,703
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (3,447,683)
==========================================================================
    Net expenses                                                80,724,020
==========================================================================
Net investment income                                            6,372,052
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes net gains from securities
    sold to affiliates of $6,401,202)                          414,640,296
--------------------------------------------------------------------------
  Foreign currencies                                               286,274
==========================================================================
                                                               414,926,570
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        271,604,424
--------------------------------------------------------------------------
  Foreign currencies                                                57,192
==========================================================================
                                                               271,661,616
==========================================================================
Net gain from investment securities and foreign currencies     686,588,186
==========================================================================
Net increase in net assets resulting from operations          $692,960,238
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Basic Value Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                   2006               2005
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $     6,372,052    $    (6,139,832)
------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                    414,926,570        479,433,944
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                  271,661,616       (153,227,092)
================================================================================================
    Net increase in net assets resulting from operations          692,960,238        320,067,020
================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (2,392,855)                --
------------------------------------------------------------------------------------------------
  Institutional Class                                              (1,608,510)                --
================================================================================================
    Total distributions from net investment income                 (4,001,365)                --
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (180,090,186)                --
------------------------------------------------------------------------------------------------
  Class B                                                         (84,887,923)                --
------------------------------------------------------------------------------------------------
  Class C                                                         (29,993,312)                --
------------------------------------------------------------------------------------------------
  Class R                                                          (3,040,333)                --
------------------------------------------------------------------------------------------------
  Institutional Class                                             (17,918,036)                --
================================================================================================
    Total distributions from net realized gains                  (315,929,790)                --
================================================================================================
    Decrease in net assets resulting from distributions          (319,931,155)                --
================================================================================================
Share transactions-net:
  Class A                                                        (743,316,966)    (1,003,534,111)
------------------------------------------------------------------------------------------------
  Class B                                                        (334,742,885)      (379,705,063)
------------------------------------------------------------------------------------------------
  Class C                                                         (88,209,746)      (140,312,562)
------------------------------------------------------------------------------------------------
  Class R                                                          20,077,535          2,129,462
------------------------------------------------------------------------------------------------
  Institutional Class                                             113,585,737         95,235,038
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (1,032,606,325)    (1,426,187,236)
================================================================================================
    Net increase (decrease) in net assets                        (659,577,242)    (1,106,120,216)
================================================================================================

NET ASSETS:

  Beginning of year                                             6,173,968,902      7,280,089,118
================================================================================================
  End of year (including undistributed net investment income
    (loss) of $1,444,154 and $(1,212,806), respectively)      $ 5,514,391,660    $ 6,173,968,902
________________________________________________________________________________________________
================================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Basic Value Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and

AIM Basic Value Fund

     ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM Basic Value Fund

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.725%
--------------------------------------------------------------------
Next $500 million                                             0.70%
--------------------------------------------------------------------
Next $500 million                                             0.675%
--------------------------------------------------------------------
Over $1.5 billion                                             0.65%
 ___________________________________________________________________
====================================================================


    Through December 31, 2012, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $3,101,708.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $17,613.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2006, ADI advised the Fund that it

AIM Basic Value Fund

retained $356,252 in front-end sales commissions from the sale of Class A shares and $9,528, $624,704, $25,381 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $ 61,157,137     $  745,751,124    $  (774,304,110)       $   --         $32,604,151     $2,310,180      $   --
-----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                    --        381,080,961       (348,476,810)           --          32,604,151      1,088,158          --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            61,157,137        402,370,265       (463,527,402)           --                  --      1,209,664          --
===================================================================================================================================
  Subtotal       $122,314,274     $1,529,202,350    $(1,586,308,322)       $   --         $65,208,302     $4,608,002      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND       REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME*      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $315,838,341     $1,108,999,675    $(1,022,160,722)       $   --        $402,677,294     $  359,228       $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class           315,838,342      1,105,452,480     (1,018,613,527)           --         402,677,295        360,938           --
====================================================================================================================================
  Subtotal       $631,676,683     $2,214,452,155    $(2,040,774,249)       $   --        $805,354,589     $  720,166       $   --
====================================================================================================================================
  Total
    Investments
    in
    Affiliates   $753,990,957     $3,743,654,505    $(3,627,082,571)       $   --        $870,562,891     $5,328,168       $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $26,359,240, which resulted in net realized gains of $6,401,202, and securities purchases of $45,739,738.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $328,362.

AIM Basic Value Fund

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $24,952 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2006, securities with an aggregate value of $785,316,760 were on loan to brokers. The loans were secured by cash collateral of $805,354,589 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2006, the Fund received dividends on cash collateral investments of $720,166 for securities lending transactions, which are net of compensation to counterparties.

AIM Basic Value Fund

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2006 and 2005 was as follows:

                                                                  2006         2005
------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $  4,001,365    $   --
------------------------------------------------------------------------------------
Long-term capital gain                                         315,929,790        --
====================================================================================
  Total distributions                                         $319,931,155    $   --
____________________________________________________________________________________
====================================================================================

TAX COMPONENTS OF NET ASSETS:


As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                     2006
------------------------------------------------------------------------------
Undistributed ordinary income                                   $    8,487,077
------------------------------------------------------------------------------
Undistributed long-term gain                                        56,773,400
------------------------------------------------------------------------------
Net unrealized appreciation -- investments                       1,666,593,435
------------------------------------------------------------------------------
Temporary book/tax differences                                        (422,435)
------------------------------------------------------------------------------
Shares of beneficial interest                                    3,782,960,183
==============================================================================
  Total net assets                                              $5,514,391,660
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $52,953.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund utilized $37,253,587 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of December 31, 2006.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $800,848,472 and $2,040,906,441, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $1,806,532,999
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (139,992,517)
==============================================================================
Net unrealized appreciation of investment securities            $1,666,540,482
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $4,775,072,413.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2006, undistributed net investment income was increased by $286,273 and undistributed net realized gain was decreased by $286,273. This reclassification had no effect on the net assets of the Fund.

AIM Basic Value Fund

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                                CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                         2006(A)                             2005
                                                              ------------------------------    ------------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      12,021,288    $   426,664,207     19,736,493    $   640,341,766
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,862,210         61,700,737      3,815,704        116,352,653
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,068,291         35,329,911      1,679,494         51,264,084
------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         778,423         27,632,092        377,394         12,207,992
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           3,867,925        141,217,934      3,829,371        127,599,438
==============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       4,786,581        175,332,476             --                 --
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,316,895         78,751,245             --                 --
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         831,411         28,251,345             --                 --
------------------------------------------------------------------------------------------------------------------------------
  Class R                                                          83,686          3,040,295             --                 --
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             517,707         19,388,139             --                 --
==============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,350,962         83,480,941      2,610,007         84,694,615
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,516,658)       (83,480,941)    (2,773,107)       (84,694,615)
==============================================================================================================================
Reacquired:
  Class A                                                     (40,067,363)    (1,428,794,590)   (52,930,551)    (1,728,570,492)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (11,802,787)      (391,713,926)   (13,460,214)      (411,363,101)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,575,142)      (151,791,002)    (6,269,995)      (191,576,646)
------------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (298,817)       (10,594,852)      (311,357)       (10,078,530)
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (1,289,826)       (47,020,336)      (974,674)       (32,364,400)
==============================================================================================================================
                                                              (30,065,214)   $(1,032,606,325)   (44,671,435)   $(1,426,187,236)
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 9% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM Basic Value Fund

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                 2006          2005          2004          2003          2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $    34.22    $    32.42    $    29.24    $    21.86    $    28.44
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      0.14          0.06         (0.03)        (0.06)        (0.04)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     4.38          1.74          3.21          7.44         (6.54)
================================================================================================================================
    Total from investment operations                                4.52          1.80          3.18          7.38         (6.58)
================================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.03)           --            --            --         (0.00)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (2.10)           --            --            --         (0.00)
================================================================================================================================
    Total distributions                                            (2.13)           --            --            --         (0.00)
================================================================================================================================
Net asset value, end of period                                $    36.61    $    34.22    $    32.42    $    29.24    $    21.86
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                    13.20%         5.55%        10.88%        33.76%       (23.14)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,173,899    $3,682,420    $4,480,701    $3,812,300    $2,534,964
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.15%(c)       1.19%        1.29%         1.34%         1.33%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.20%(c)       1.25%        1.31%         1.34%         1.33%
================================================================================================================================
Ratio of net investment income (loss) to average net assets         0.36%(c)       0.15%       (0.11)%       (0.28)%       (0.17)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                               14%           12%           15%           20%           30%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $3,426,991,269.

                                                                                          CLASS B
                                                           ---------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                              2006             2005          2004          2003          2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    32.09       $    30.62    $    27.80    $    20.91    $    27.38
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.14)           (0.19)        (0.23)        (0.21)        (0.20)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  4.10             1.66          3.05          7.10         (6.27)
================================================================================================================================
    Total from investment operations                             3.96             1.47          2.82          6.89         (6.47)
================================================================================================================================
Less distributions from net realized gains                      (2.10)              --            --            --         (0.00)
================================================================================================================================
Net asset value, end of period                             $    33.95       $    32.09    $    30.62    $    27.80    $    20.91
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                 12.33%            4.80%        10.14%        32.95%       (23.63)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $1,436,084       $1,682,608    $1,985,690    $1,946,590    $1,498,499
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.90%(c)         1.89%         1.94%         1.99%         1.98%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.95%(c)         1.95%         1.96%         1.99%         1.98%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.39)%(c)       (0.55)%       (0.76)%       (0.93)%       (0.82)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            14%              12%           15%           20%           30%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,533,269,949.

AIM Basic Value Fund

                                                                                      CLASS C
                                                              -------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                2006        2005        2004        2003       2002
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  32.08    $  30.61    $  27.79    $  20.91    $ 27.38
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.14)      (0.19)      (0.23)      (0.21)     (0.20)(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   4.11        1.66        3.05        7.09      (6.27)
=====================================================================================================================
    Total from investment operations                              3.97        1.47        2.82        6.88      (6.47)
=====================================================================================================================
Less distributions from net realized gains                       (2.10)         --          --          --      (0.00)
=====================================================================================================================
Net asset value, end of period                                $  33.95    $  32.08    $  30.61    $  27.79    $ 20.91
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  12.37%       4.80%      10.15%      32.90%    (23.63)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $508,775    $566,685    $681,234    $667,412    $518,575
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.90%(c)     1.89%      1.94%       1.99%      1.98%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.95%(c)     1.95%      1.96%       1.99%      1.98%
=====================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.39)%(c)    (0.55)%    (0.76)%    (0.93)%    (0.82)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                             14%         12%         15%         20%        30%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $530,619,405.

                                                                                       CLASS R
                                                              ----------------------------------------------------------
                                                                                                           JUNE 3, 2002
                                                                                                           (DATE SALES
                                                                      YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                              ----------------------------------------     DECEMBER 31,
                                                               2006       2005       2004       2003           2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 34.00    $ 32.28    $ 29.16    $ 21.84       $ 27.54
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.03      (0.02)     (0.06)     (0.06)        (0.05)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  4.36       1.74       3.18       7.38         (5.65)
========================================================================================================================
    Total from investment operations                             4.39       1.72       3.12       7.32         (5.70)
========================================================================================================================
Less distributions from net realized gains                      (2.10)        --         --         --            --
========================================================================================================================
Net asset value, end of period                                $ 36.29    $ 34.00    $ 32.28    $ 29.16       $ 21.84
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                 12.91%      5.33%     10.70%     33.52%       (20.70)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $55,718    $33,049    $29,245    $12,097       $ 1,421
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.40%(c)    1.39%     1.44%      1.49%         1.54%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.45%(c)    1.45%     1.46%      1.49%         1.54%(d)
========================================================================================================================
Ratio of net investment income (loss) to average net assets      0.11%(c)   (0.05)%   (0.26)%    (0.43)%       (0.37)%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(e)                                         14%        12%        15%        20%           30%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on daily net assets of $39,773,264.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Basic Value Fund

                                                                                    INSTITUTIONAL CLASS
                                                              ---------------------------------------------------------------
                                                                                                               MARCH 15, 2002
                                                                                                                (DATE SALES
                                                                         YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                              ---------------------------------------------     DECEMBER 31,
                                                                2006           2005        2004       2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  34.95       $  32.96    $  29.56    $21.95       $ 29.63
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.24           0.17        0.02      0.08          0.06(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   4.53           1.82        3.38      7.53         (7.74)
=============================================================================================================================
    Total from investment operations                              4.77           1.99        3.40      7.61         (7.68)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.19)            --          --        --            --
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.10)            --          --        --            --
=============================================================================================================================
    Total distributions                                          (2.29)            --          --        --            --
=============================================================================================================================
Net asset value, end of period                                $  37.43       $  34.95    $  32.96    $29.56       $ 21.95
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  13.64%          6.04%      11.50%    34.67%       (25.92)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $339,915       $209,208    $103,219    $2,123       $ 1,471
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.75%(c)       0.72%       0.71%     0.71%         0.81%(d)
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.80%(c)       0.78%       0.73%     0.71%         0.81%(d)
=============================================================================================================================
Ratio of net investment income to average net assets              0.76%(c)       0.62%       0.47%     0.35%         0.35%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(e)                                          14%            12%         15%       20%           30%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $271,142,441.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose

AIM Basic Value Fund
monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Basic Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM Basic Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Basic Value Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2007
Houston, Texas

AIM Basic Value Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirements.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

          FEDERAL AND STATE INCOME TAX
           ----------------------------
           Long-Term Capital Gain Dividends     $315,929,790
           Qualified Dividend Income*                    100%
           Corporate Dividends Received
             Deduction*                                  100%


       * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


          NON-RESIDENT ALIEN SHAREHOLDERS
           ----------------------------------------------------
           Qualified Interest Income**                  4.58%


       ** The above percentage is based on income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were 10.51%, 11.43%, 10.02%, and 9.81%, respectively.

AIM Basic Value Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 110 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
  Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, AMVESCAP PLC (parent of AIM
                                             and a global investment management
                                             firm); Chairman, A I M Advisors, Inc.
                                             (registered investment advisor); and
                                             Director, Chairman, Chief Executive
                                             Officer and President, AVZ Inc. (holding
                                             company); INVESCO North American
                                             Holdings, Inc. (holding company);
                                             Chairman and President, AMVESCAP Group
                                             Services, Inc. (service provider);
                                             Trustee, The AIM Family of Funds(R);
                                             Chairman, Investment Company Institute;
                                             and Member of Executive Board, SMU Cox
                                             School of Business

                                             Formerly: President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(2) -- 1946     1988       Director and Chairman, A I M Management   None
  Trustee and Vice Chair                     Group Inc. (financial services holding
                                             company); Director and Vice Chairman,
                                             AMVESCAP PLC; Chairman, AMVESCAP
                                             PLC -- AIM Division (parent of AIM and a
                                             global investment management firm) and
                                             Trustee and Vice Chair of The AIM Family
                                             of Funds--Registered Trademark--

                                             Formerly: President and Chief Executive
                                             Officer, A I M Management Group Inc.;
                                             Director, Chairman and President, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered
                                             investment advisor), A I M Distributors,
                                             Inc. (registered broker dealer), AIM
                                             Investment Services, Inc., (registered
                                             transfer agent), and Fund Management
                                             Company (registered broker dealer);
                                             Chief Executive Officer, AMVESCAP
                                             PLC -- Managed Products; and President
                                             and Principal Executive Officer of The
                                             AIM Family of Funds--Registered
                                             Trademark--
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(3) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, A I M Management Group Inc.,
  Principal                                  AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                          broker dealer), AIM Funds Management
                                             Inc. (registered investment advisor) and
                                             1371 Preferred Inc. (holding company);
                                             Director and President, A I M Advisors,
                                             Inc., INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Capital Management, Inc. and A I M
                                             Distributors, Inc.; Director and
                                             Chairman, AIM Investment Services, Inc.,
                                             Fund Management Company and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, AVZ Callco Inc. (holding
                                             company); AMVESCAP Inc. (holding
                                             company) and AIM Canada Holdings Inc.
                                             (holding company); Director and Chief
                                             Executive Officer, AIM Trimark Corporate
                                             Class Inc. (formerly AIM Trimark Global
                                             Fund Inc.) (corporate mutual fund
                                             company) and AIM Trimark Canada Fund
                                             Inc. (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             Powershares Capital Management LLC

                                             Formerly: President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; Executive Vice
                                             President and Chief Operations Officer,
                                             AIM Funds Management Inc.; President,
                                             AIM Trimark Global Fund Inc. and AIM
                                             Trimark Canada Fund Inc.; and Director,
                                             Trimark Trust (federally regulated
                                             Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------
  Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1985       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company (2 portfolios))
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Cortland Trust, Inc.
                                             (Chairman) (registered investment
                                             company (3 portfolios)); Annuity and
                                             Life Re (Holdings), Ltd. (insurance
                                             company); CompuDyne Corporation
                                             (provider of products and services to
                                             the public security market); and
                                             Homeowners of America Holding
                                             Corporation (property casualty company)

                                             Formerly: Director, President and Chief
                                             Executive Officer, Volvo Group North
                                             America, Inc.; Senior Vice President, AB
                                             Volvo; and Director of various
                                             affiliated Volvo companies; and
                                             Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff, and Discovery Global
  Trustee                                    Century Group, Inc. (government affairs   Education Fund
                                             company); and Owner, Dos Angelos Ranch,   (non-profit)
                                             L.P.
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Cortland Trust, Inc. (registered
  Trustee                                    Naftalis and Frankel LLP                  investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1977       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   Director, Mainstay VP Series
  Trustee                                    Formerly: Partner, Deloitte & Touche      Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(3) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Basic Value Fund

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
  Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc. and A I M
                                             Advisors, Inc.; Director, Vice President
                                             and Secretary, INVESCO Distributors,
                                             Inc.; Vice President and Secretary,
                                             A I M Capital Management, Inc., AIM
                                             Investment Services, Inc., and Fund
                                             Management Company; Senior Vice
                                             President and Secretary, A I M
                                             Distributors, Inc.; Director and Vice
                                             President, INVESCO Funds Group Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, Powershares Capital Management
                                             LLC

                                             Formerly: Chief Operating Officer,
                                             Senior Vice President, General Counsel,
                                             and Secretary, Liberty Ridge Capital,
                                             Inc. (an investment adviser); Vice
                                             President and Secretary, PBHG Funds (an
                                             investment company); Vice President and
                                             Secretary, PBHG Insurance Series Fund
                                             (an investment company); General Counsel
                                             and Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, AMVESCAP      N/A
  Vice President                             PLC; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, AMVESCAP PLC; Director, INVESCO
                                             Funds Group, Inc.; and Vice President of
                                             The AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Director, Vice President and    N/A
                                             General Counsel, Fund Management
                                             Company; Director, Senior Vice
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Director and Vice
                                             President, INVESCO Distributors, Inc.;
                                             Senior Vice President, A I M
                                             Distributors, Inc.; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Chief
                                             Executive Officer and President, INVESCO
                                             Funds Group, Inc.; and Senior Vice
                                             President, and General Counsel, Liberty
                                             Financial Companies, Inc. and Senior
                                             Vice President and General Counsel
                                             Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                  Advisors, Inc.; and Vice President,
  Financial Officer and                      Treasurer and Principal Officer of The
  Treasurer                                  AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Senior Vice President, AIM
                                             Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Director of Cash Management, Managing     N/A
  Vice President                             Director and Chief Cash Management
                                             Officer, A I M Capital Management, Inc;
                                             Director and President, Fund Management
                                             Company; and Vice President, A I M
                                             Advisors, Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); and
                                             President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust Only)
                                             Formerly: Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc., Fund Management
                                             Company and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc.; Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; Vice President and Chief
                                             Compliance Officer, A I M Capital
                                             Management, Inc.; and Vice President,
                                             A I M Distributors, Inc., AIM Investment
                                             Services, Inc. and Fund Management
                                             Company

                                             Formerly: Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; Chief Compliance Officer
                                             and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management; and
                                             Chief Compliance Officer, Chief
                                             Operating Officer and Deputy General
                                             Counsel, American General Investment
                                             Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

                                   [EDELIVERY
                                  GO PAPERLESS
                          AIMINVESTMENTS.COM/EDELIVERY
                              GOPAPERLESS GRAPHIC]

REGISTER FOR EDELIVERY

eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?

Register for eDelivery to:

-    save your Fund the cost of printing and postage.

-    reduce the amount of paper you receive.

-    gain access to your documents faster by not waiting for the mail.

-    view your documents online anytime at your convenience.

- save the documents to your personal computer or print them out for your records.

HOW DO I SIGN UP?

It's easy. Just follow these simple steps:

1.   Log in to your account.

2.   Click on the "Service Center" tab.

3.   Select "Register for eDelivery" and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.

If used after April 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $463 billion in assets under management as of December 31, 2006.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

AIMinvestments.com                  BVA-AR-1            A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

         Exchange-                            College   Separately
Mutual     Traded    Retirement               Savings     Managed    Offshore      Cash
 Funds     Funds      Products    Annuities    Plans     Accounts    Products   Management
------   ---------   ----------   ---------   -------   ----------   --------   ----------


                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                        AIM Conservative Allocation Fund

                Annual Report to Shareholders - December 31, 2006

                               [COVER GLOBE IMAGE]

AIM ALLOCATION SOLUTIONS

Table of Contents

Supplemental Information ................................................      2
Letters to Shareholders .................................................      4
Performance Summary .....................................................      6
Management Discussion ...................................................      6
Long-term Fund Performance ..............................................      8
Fund Expenses ...........................................................     10
Approval of Advisory Agreement ..........................................     11
Schedule of Investments .................................................    F-1
Financial Statements ....................................................    F-2
Notes to Financial Statements ...........................................    F-5
Financial Highlights ....................................................   F-10
Auditor's Report ........................................................   F-16
Tax Disclosures .........................................................   F-17
Trustees and Officers ...................................................   F-18

[AIM INVESTMENT SOLUTIONS]

[GRAPHIC]      [GRAPHIC]        [GRAPHIC]

[DOMESTIC   [INTERNATIONAL/     [SECTOR
 EQUITY]     GLOBAL EQUITY]      EQUITY]

[GRAPHIC]      [GRAPHIC]       [GRAPHIC]

  [FIXED      [ALLOCATION     [DIVERSIFIED
 INCOME]       SOLUTIONS]      PORTFOLIOS]

                             [AIM INVESTMENTS LOGO]
                           -- REGISTERED TRADEMARK --

AIM Conservative Allocation Fund

AIM CONSERVATIVE ALLOCATION FUND SEEKS TOTAL RETURN CONSISTENT WITH A LOWER LEVEL OF RISK RELATIVE TO THE BROAD STOCK MARKET.

- Unless otherwise stated, information presented in this report is as of December 31, 2006, and is based on total net assets.

About share classes

- Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans, except for plans that have existing accounts invested in Class B shares.

- Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the Fund

- The Fund is a "fund of funds," which means that it invests its assets in other underlying mutual funds advised by A I M Advisors, Inc.

- Investors will bear not just their share of the Fund's operational expenses but also, indirectly, the operating expenses of the underlying funds.

- The advisor may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds at its discretion.

- The advisor has the ability to select and substitute the underlying funds in which the Fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary of the Fund, the advisor is required to act in the Fund's best interest when selecting the underlying funds.

- There is risk that the advisor's evaluations and assumptions regarding the Funds' broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investments from the underlying funds at a time that is unfavorable to the Fund.

Principal risks of investing in the underlying funds

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

- Investing in emerging markets involves greater risks than investing in more established markets. Risks for emerging markets include risks relating to the relatively smaller size and lesser liquidity of these markets, high inflation rates, adverse political developments and lack of timely information.

- Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including some directly involving the companies whose securities are owned by the underlying funds. These factors include general economic and market conditions, regional or global economic instability and currency and interest rate fluctuations.

- Some of the underlying funds may invest in smaller companies. This involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

- The underlying funds may invest a portion of their assets in debt securities such as notes and bonds. The value of debt securities and the income they generate may be affected by changing interest rates and by changes in effective maturities and credit ratings of the securities.

- The underlying funds may use enhanced investment techniques such as leveraging and derivatives. Leveraging entails special risks such as magnifying changes in the value of the portfolio's securities. Derivatives are subject to counter party risk-the risk that the other party will not complete the transaction with the fund.

- Certain of the underlying funds may engage in active and frequent trading of securities to achieve their investment objectives. This may cause them to incur increased costs, which may lower the actual return of the underlying funds. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.

- The value of convertible securities in which an underlying fund may invest may be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted.

- Certain of the underlying funds may invest in mortgage and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from borrowers may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid.

- The underlying funds may invest in high-coupon U.S. government agency mortgage-backed securities. These provide a higher coupon at the time of purchase than current prevailing market interest rates. The funds may purchase such securities at a premium.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FUND NASDAQ SYMBOLS

Class A Shares   ACNAX
Class B Shares   ACNBX
Class C Shares   ACNCX
Class R Shares   ACNRX

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

If these securities experience a faster principal prepayment rate than expected, both the market value of and the income from such securities will decrease.

- If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement.

- An investment in an underlying money market fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in an underlying money market fund. Additionally, a money market fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

- The underlying funds may invest in obligations and instrumentalities of the U.S. government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of the issuer might not be able to recover its investment from the government.

- Some underlying funds may invest in "value" stocks which can continue to be inexpensive for long periods of time and may not ever realize their full value.

- Some underlying funds may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

- There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.

- Some of the underlying funds may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.

- Some underlying funds may invest in "growth" stocks which may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential.

- Some of the underlying funds may be non-diversified which can cause the value of the fund's shares to vary more widely than if the fund invested more broadly.

- The underlying funds may invest in lower-quality debt securities, commonly known as "junk bonds". Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

About indexes used in this report

- The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

- The Custom Conservative Allocation Index used in this report is composed of 22.5% Russell 3000 Index, 2.5% MSCI EAFE Index, 25% Lehman Brothers U. S. Aggregate Bond Index, 40% Lehman Brothers 1-3 Year Government/Credit Index, and 10% 3-Month Treasury Bill Index.

- The unmanaged Russell 3000 --REGISTERED TRADEMARK-- Index is an index of common stocks that measures performance of the largest 3,000 U.S. companies based on market capitalization. The Russell 3000 --REGISTERED TRADEMARK-- Index is a trademark/service mark of the Frank Russell Company. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Company.

- The unmanaged MSCI Europe, Australasia and the Far East Index (the MSCI EAFE --REGISTERED TRADEMARK--) is a group of foreign securities tracked by Morgan Stanley Capital International.

- The unmanaged Lehman Brothers U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers.

- The unmanaged Lehman Brothers 1-3 Year Government/Credit Bond Index, which represents the performance of short-term government and investment-grade corporate debt securities, is compiled by Lehman Brothers. Lehman Brothers is a global investment bank.

- The 3-Month Treasury Bill Index represents the total return of the 3-Month Treasury Bill.

- The unmanaged Lipper Mixed-Asset Target Allocation Conservative Funds Index is an equally weighted representation of the 10 largest conservative funds that by portfolio practice maintain a mix of between 20%-40% equity securties, with the remainder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent mutual fund performance monitor.

- The unmanaged Lipper Income Funds Index represents an average of the 30 largest income funds tracked by Lipper Inc., an independent mutual fund performance monitor.

- The unmanaged Lehman Brothers High Yield Index, which represents the performance of high-yield debt securities, is compiled by Lehman Brothers, a global investment bank.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

(continued on page 8)

AIM Conservative Allocation Fund

                                 [TAYLOR PHOTO]

                                  Philip Taylor

Dear Shareholders of The AIM Family of Funds--REGISTERED TRADEMARK--:

I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the year ended December 31, 2006, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

     In the United States and around the globe, most major stock market indexes rose in 2006. U.S. stocks benefited from continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve, among other factors. Global markets also enjoyed a good year, while all major fixed-income indexes produced positive annual returns.

     As I write this letter, the consensus outlook for the economy remains positive. But we all know that markets are unpredictable and subject to sudden changes based on geopolitical or economic developments. At AIM Investments, --REGISTERED TRADEMARK-- we believe investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments offers a broad product line that gives your financial advisor options to build a portfolio that's right for you regardless of market conditions. Our product line includes a comprehensive range of mutual funds, including domestic, global and international equity funds; tax able and tax-exempt fixed-income funds; and a variety of allocation portfolios--with risk and return characteristics to match your needs. We maintain this extensive set of product solutions because we believe in the value of diversified investment portfolios.

     To provide you even more investment options, we recently launched AIM Independence Funds, six new target maturity funds that combine AIM retail mutual funds and PowerShares --REGISTERED TRADEMARK-- exchange-traded funds (ETFs) as underlying investment options. ETFs are relatively low cost and potentially tax-efficient funds that trade like individual stocks. These AIM Independence Funds are intended to provide broad diversification and risk/reward levels that change as your target retirement date nears. Your financial advisor can provide you with more information about the new AIM Independence Funds.

     At AIM Investments, we believe in the value of working with a trusted financial advisor. Your financial advisor can help you build a diversified investment portfolio, making periodic adjustments as market conditions and your investment goals change. While there are no guarantees with any investment program, a long-term plan matched to your financial goals, risk tolerance and time horizon offers the potential to keep you and your investments on track--and your financial advisor can provide you with valuable information and advice.

     I also invite you to visit us on the Internet at AIMinvestments.com. Our Web site allows you to access your account information, review fund performance, learn more about your fund's investment strategies and obtain general investing information--whenever it's convenient for you.

Our commitment to you

While we're committed to maintaining a comprehensive, easy-to-navigate Web site, we're even more committed to providing excellent customer service. Our highly trained, courteous client services representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

     All of us at AIM Investments are committed to helping you achieve your financial goals. We work every day to earn your trust, and are grateful for the confidence you've placed in us.

Sincerely,


/S/ Philip Taylor
-------------------------------------
Philip Taylor
President - AIM Funds
CEO, AIM Investments

February 9, 2007

AIM Investments is a registered service mark of A I M Management Group Inc.
A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Conservative Allocation Fund

                                [CROCKETT PHOTO]

                                Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

     The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the equity and fixed-income AIM Funds improved to 15.08% for the one-year period ended December 31, 2006, as compared to 9.13% for the one-year period ended December 31, 2005, and 11.20% for the one-year period ended December 31, 2004.(1) The asset-weighted absolute performance for the AIM money market funds was 4.84% for the one-year period ended December 31, 2006, as compared to 3.04% for the one-year period ended December 31, 2005, and 1.23% for the one-year period ended December 31, 2004.(2)

     In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds' performance, attract new assets and reduce costs. The asset class subcommittees of your Board's Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

     On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I'll report more on these steps once they're completed.

     Another major Board initiative for early 2007 is the revision of the AIM Funds' proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

     While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar Inc. is a leading provider of independent mutual fund investment research) included a review of AIM's progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I'm looking forward to a return visit to Morningstar this year to review AIM Funds' performance and governance ratings.

     Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

     I'd like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,


/S/ Bruce L. Crockett
-------------------------------------
Bruce L. Crockett
Independent Chair
AIM Funds Board

February 9, 2007

(1) Past performance is no guarantee of future results. The asset-weighted absolute performance for the equity and fixed-income AIM Funds is derived by taking the one-year cumulative total return for each share class of each AIM Fund in existence as of December 31, 2006, (excluding money market funds) and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

(2) Past performance is no guarantee of future results. The asset-weighted absolute performance for the AIM money market funds is derived by taking the one-year cumulative total return for each share class of each AIM money market fund in existence as of December 31, 2006, and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

AIM Conservative Allocation Fund

Management's discussion
of Fund performance

PERFORMANCE SUMMARY

For the year ended December 31, 2006, AIM Conservative Allocation Fund produced positive performance.

     In this market environment, equity markets had very solid returns compared with fixed income markets, which had positive but substantially lower returns. The Fund underperformed the broad-based S&P 500 Index due to the Fund's 75% allocation to fixed income and cash. Additionally, the Fund underperformed the Custom Conservative Allocation Index, which approximates the performance of the types of holdings owned by the Fund's underlying funds. This underperformance was mainly due to the relative underperformance of the Fund's underlying funds within the large-cap growth and multi-cap core spaces.

     Your Fund's long-term performance is shown on pages 8-9.

FUND VS. INDEXES

Total returns, 12/31/05-12/31/06, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares                              6.84%
Class B Shares                              6.14
Class C Shares                              6.04
Class R Shares                              6.60
S&P 500 Index (Broad Market Index)         15.78
Custom Conservative Allocation Index
   (Style-Specific Index)                   7.37
Lipper Mixed-Asset Target Conservative
   Allocation Funds Index(1) (Peer Group
   Index)                                   8.80
Lipper Income Funds Index (Former Peer
   Group Index)                            10.44

(1) Lipper recently reclassified AIM Conservative Allocation Fund from the Lipper Income Funds category to the Lipper Mixed-Asset Target Conservative Allocation Funds category.

How we invest

AIM Conservative Allocation Fund is intended for investors with relatively low risk tolerance. The Fund invests in 13 underlying funds diversified among asset classes (stocks, bonds and cash), investment styles (value and blend/core), regions (domestic and international) and market capitalizations (mid and large). These underlying funds include five bond funds, which represent 65% of the portfolio, and eight stock funds, which represent 25%. The portfolio also maintains a 10% allocation to cash equivalents.

     During the year, we restructured the portfolio by adding four products which were not available for consideration during the development of the AIM Asset Allocation Solutions Funds. The addition of AIM Structured Value Fund, AIM Structured Growth Fund, AIM Floating Rate Fund and AIM International Bond Fund was implemented in an attempt to improve diversification and reduce manager specific risk. The new funds assist in leveraging the investment management expertise of our various fund management teams.

     While no fund can guarantee positive performance, the broad portfolio diversification provides exposure to areas of the market that may perform well in any given period.

Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.

     We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.

     While the weightings of various underlying funds in the portfolio may vary from their tar gets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

                                                                     (continued)

PORTFOLIO COMPOSITION

                                                                                    TARGET     % OF TOTAL NET ASSETS
ASSET CLASS                                                  FUND                 ALLOCATION       AS OF 12/31/06
-----------                                  ----------------------------------   ----------   ---------------------
Large Cap Blend                              AIM Charter Fund                        5.00%              5.28%
Taxable Non-Investment Grade                 AIM Floating Rate Fund                  7.00               6.90
Intermediate Term Taxable Investment Grade   AIM International Bond Fund             4.00               3.89
International/Global Blend                   AIM International Core Equity Fund      2.50               2.62
Large Cap Value                              AIM Large Cap Basic Value Fund          2.50               2.67
Large Cap Growth                             AIM Large Cap Growth Fund               2.50               2.60
Short Term Taxable Investment Grade          AIM Limited Maturity Treasury Fund      8.00               7.83
Sector                                       AIM Multi-Sector Fund                   2.50               2.63
Short Term Taxble Investment Grade           AIM Short Term Bond Fund               24.00              23.54
Large Cap Growth                             AIM Structured Growth Fund              2.50               2.63
Large Cap Value                              AIM Structured Value Fund               2.50               2.61
Intermediate Term Taxable Investment Grade   AIM Total Return Bond Fund             22.00              21.68
Mid Cap Blend                                AIM Trimark Endeavor Fund               5.00               5.60
Cash Equivalents Plus Other Assets Less
   Liabilities                                                                      10.00               9.52
Total Net Assets                                                                                   $87.81 million

The Fund purchases Institutional Class shares of the underlying funds. Institutional Class shares have no sales charge. The Fund's holdings are subject to change and there is no assurance that the Fund will continue to hold any particular fund.

AIM Conservative Allocation Fund

MARKET CONDITIONS AND YOUR FUND

The U.S. economy continued to show clear signs of deceleration in the pace of its expansion by the end of 2006. Growth in real gross domestic product (GDP) slipped to a 2.0% annual rate in the third quarter, down from a 2.6% in the second quarter and from a surprisingly strong 5.6% in the first quarter. The slowdown was mostly attributable to the softening in the housing sector, which makes up about 5% of the total economy. However, the deceleration in homebuilding had not yet noticeably impacted the other sectors of the economy, as consumer spending and business investment remained solid.

     In the equity market, the S&P 500 Index finished the year with a return of 15.78% marking this as one of the larger spans on record in which the market has not experienced a significant correction. In 2006, and in four out of the last five years, small caps outperformed large caps. Foreign stocks also continued their trend of the past few years by outperforming U.S. domestic stocks by 10.56% for the year (as measured by MSCI EAFE Index vs. S&P 500 Index). In terms of investment styles, value once again outperformed growth, making it the 7th consecutive year of outperformance.

     In 2006, the bond market was characterized by low volatility. While there was more price movement during the first few months, the second half of the year was calmer due to a fairly complacent market. The Lehman Brothers U.S. Aggregate Bond Index delivered a total return of 4.33% in 2006, rebounding from 2005's 2.43%, but still trailed the index's historical average annual return of 8.84% since 1976. The U.S. high yield market continued to perform well due to solid corporate profitability, low defaults and demand for higher yield from investors. The Lehman Brothers High Yield Index finished the year by outperforming its historical average annual return of 10.04%, since 1983, with a return of 11.85% for the year.

     All 13 of the underlying funds contributed positively to absolute performance for the year. Within the Fund's 65% fixed income component, because of their large allocations within the portfolio, AIM Short Term Bond Fund and AIM Total Return Bond Fund were the Fund's largest absolute contributors. Additionally, when compared with the components of the Fund's custom style-specific index these two funds were also the largest relative contributors to fixed income performance. During the year, the only underlying fixed income product that detracted from relative performance was AIM Limited Maturity Fund.

     Within the Fund's 25% equity component, the largest positive contributors to absolute performance were AIM Trimark Endeavor Fund, AIM Charter Fund and AIM International Core Equity Fund. Additionally, AIM Trimark Endeavor Fund and AIM Charter Fund were the only positive relative equity contributors to the portfolio during the year. The largest relative detractors within the equity component were AIM Large Cap Growth Fund and AIM Multi-Sector Fund.

In closing

We remain committed to our asset allocation strategies, and as always, we thank you for your continued investment in AIM Conservative Allocation Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGe AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

     See important Fund and index disclosures on the inside front cover.

                                 [WENDLER PHOTO]

                                  Gary Wendler

Director of Product Line Strategy and Investment Services, is manager of AIM Conservative Allocation Fund. He began his career in the investment industry in 1986 and joined AIM in 1995. Mr. Wendler earned a B.B.A in finance from Texas A&M University.

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 8-9.

AIM Conservative Allocation Fund

Your Fund's long-term performance

Past performance cannot guarantee comparable future results.

     The data shown in the chart include rein vested distributions, applicable sales charges, Fund expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

Continued from page 3

Other information

- The returns shown in the management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is avail able without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 04/30/04

                                                                                                           Lipper
                                                                                                        Mixed-Asset
             AIM             AIM            AIM             AIM                                            Target
          Conservative   Conservative   Conservative   Conservative                Custom      Lipper    Allocation
           Allocation     Allocation     Allocation     Allocation              Conservative   Income     Moderate
           Fund-Class     Fund-Class     Fund-Class     Fund-Class    S&P 500    Allocation     Funds      Funds
Date        A Shares       B Shares       C Shares       R Shares      Index        Index       Index      Index
----      ------------   ------------   ------------   ------------   -------   ------------   ------   -----------
4/30/04      $ 9450         $10000         $10000         $10000       $10000      $10000      $10000      $10000
   5/04        9469          10010          10010          10010        10137       10018       10004       10003
   6/04        9545          10080          10080          10090        10334       10086       10110       10080
   7/04        9479          10000          10000          10020         9992       10035       10035        9992
   8/04        9526          10050          10040          10071        10032       10126       10138       10074
   9/04        9592          10111          10111          10141        10141       10173       10247       10133
  10/04        9649          10160          10160          10201        10296       10256       10373       10206
  11/04        9733          10251          10251          10291        10712       10342       10555       10323
  12/04        9846          10359          10359          10405        11077       10472       10759       10476
   1/05        9808          10319          10309          10364        10807       10422       10672       10394
   2/05        9846          10359          10359          10405        11034       10464       10751       10460
   3/05        9799          10299          10289          10334        10839       10403       10616       10358
   4/05        9780          10269          10268          10324        10633       10408       10584       10296
   5/05        9876          10370          10369          10425        10971       10545       10748       10475
   6/05        9943          10430          10429          10485        10987       10591       10853       10547
   7/05       10001          10480          10479          10546        11395       10664       10979       10683
   8/05       10039          10520          10519          10586        11291       10713       11033       10738
   9/05       10039          10509          10508          10576        11383       10711       11046       10764
  10/05        9972          10439          10427          10515        11193       10638       10901       10644
  11/05       10095          10560          10559          10647        11616       10767       11056       10811
  12/05       10186          10645          10643          10735        11620       10827       11147       10887
   1/06       10314          10768          10767          10859        11928       10938       11339       11079
   2/06       10314          10768          10756          10859        11960       10959       11377       11074
   3/06       10372          10820          10817          10920        12109       10994       11401       11143
   4/06       10421          10861          10858          10972        12271       11047       11485       11205
   5/06       10314          10748          10734          10848        11918       10965       11354       11086
   6/06       10314          10748          10734          10859        11934       10988       11386       11092
   7/06       10373          10799          10786          10911        12008       11064       11513       11162
   8/06       10480          10902          10899          11024        12293       11212       11696       11331
   9/06       10588          11005          10992          11128        12610       11322       11846       11466
  10/06       10715          11138          11126          11273        13020       11467       12065       11641
  11/06       10843          11261          11249          11397        13268       11595       12249       11814
  12/06       10884          10998          11288          11444        13454       11625       12311       11845

                               Sources: A I M Management Group Inc., Lipper Inc.

AIM Conservative Allocation Fund

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/06, including applicable sales charges

CLASS A SHARES
Inception (4/30/04)   3.22%
   1 Year             0.92

CLASS B SHARES
Inception (4/30/04)   3.63%
   1 Year             1.14

CLASS C SHARES
Inception (4/30/04)   4.64%
   1 Year             5.04

CLASS R SHARES
Inception (4/30/04)   5.18%
   1 Year             6.60

CUMULATIVE TOTAL RETURNS

6 months ended 12/31/06, excluding applicable sales charges

Class A Shares   5.52%
Class B Shares   5.12
Class C Shares   5.13
Class R Shares   5.39

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS: 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

AIM Conservative Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

     In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

                                                             HYPOTHETICAL
                                                       (5% ANNUAL RETURN BEFORE
                                   ACTUAL                      EXPENSES)
                        ---------------------------   ---------------------------
          BEGINNING         ENDING        EXPENSES       ENDING         EXPENSES    ANNUALIZED
SHARE   ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
CLASS      (7/1/06)     (12/31/06)(1)    PERIOD(2)      (12/31/06)     PERIOD(2)      RATIO
-----   -------------   -------------   -----------   -------------   -----------   ----------
A         $1,000.00       $1,055.20        $2.49        $1,022.79        $2.45         0.48%
B          1,000.00        1,051.20         6.36         1,019.00         6.26         1.23
C          1,000.00        1,051.30         6.36         1,019.00         6.26         1.23
R          1,000.00        1,053.90         3.78         1,021.53         3.72         0.73

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Conservative Allocation Fund

Approval of Investment Advisory Agreement

The Board of Trustees of AIM Growth Series (the "Board") oversees the management of AIM Conservative Allocation Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2006.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms' length and reasonable. To that end, the Senior Officer must either supervise a competitive bid ding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made a recommendation to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendation to the Board in connection there- with, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

     Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund's performance, advisory fees, expense limitations and/or fee waivers.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past calendar year against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance was comparable to the median performance of such comparable funds for the one year period. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past calendar year against the performance of the Lipper Income Fund Index. The Board noted that the Fund's performance was comparable to the performance of such Index. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- Meetings with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Fees relative to those of comparable funds with other advisors. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2007 in an amount necessary to limit other expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through June 30, 2007. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Investments in affiliated money market funds. Not applicable because the Fund does not invest in affiliated money market funds.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates,

                                                                     (continued)

AIM Conservative Allocation Fund

     had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation.

- Profitability of AIM and its affiliates. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of broker age transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to per form its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board's approval of the continuance of the Advisory Agreement for the Fund.

Supplement to Annual Report dated 12/31/06

AIM Conservative Allocation Fund

Institutional Class Shares

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/06

Inception (4/30/04)   5.72%
   1 Year             7.16
   6 Months*          5.64

*    Cumulative total return that has not been annualized

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE (NAV). PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES PRIMARILY DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

     PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NAV. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE THE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246 OR VISIT AIMINVESTMENTS.COM.

NASDAQ SYMBOL   ACNIX

Over for information on your Fund's expenses.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMINVESTMENTS.COM   CAL-INS-1   A I M Distributors, Inc.

                                                        [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

Information about your Fund's expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

     In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006 appears in the table on the front of this supplement.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

                                                                     HYPOTHETICAL
                                                               (5% ANNUAL RETURN BEFORE
                                           ACTUAL                      EXPENSES)
                                ---------------------------   ---------------------------
                  BEGINNING         ENDING        EXPENSES       ENDING         EXPENSES    ANNUALIZED
SHARE           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
CLASS              (7/1/06)     (12/31/06)(1)    PERIOD(2)      (12/31/06)     PERIOD(2)       RATIO
-----           -------------   -------------   -----------   -------------   -----------   ----------
Institutional     $1,000.00       $1,056.40        $1.19        $1,024.05        $1.17         0.23%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

AIMINVESTMENTS.COM   CAL-INS-1   A I M Distributors, Inc.

AIM Conservative Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2006

                                                              CHANGE IN
                                                              UNREALIZED
                    VALUE       PURCHASES      PROCEEDS      APPRECIATION     REALIZED      DIVIDEND      SHARES        VALUE
                  12/31/05       AT COST      FROM SALES    (DEPRECIATION)   GAIN (LOSS)     INCOME      12/31/06     12/31/06
--------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF
  INVESTMENTS
  IN AFFILIATED
  ISSUERS-90.48%(a)
AIM Charter
  Fund-
  Institutional
  Class-5.28%    $3,690,649    $1,150,916    $  (808,609)     $  478,992     $  123,700    $  46,343      293,581    $ 4,635,648
--------------------------------------------------------------------------------------------------------------------------------
AIM Floating
  Rate Fund-
  Institutional
  Class-6.90%            --     6,240,651       (199,113)         19,457            105      146,190      666,788      6,061,100
--------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Bond Fund-
  Institutional
  Class-3.89%            --     3,503,421       (112,910)         22,297           (270)      20,868      325,935      3,412,538
--------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Core Equity
  Fund-
  Institutional
  Class-2.62%     1,952,328       660,332       (665,015)        195,316        226,309       44,679      158,700      2,305,904
--------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Basic Value
  Fund-
  Institutional
  Class-2.67%     3,727,139     1,110,367     (2,685,765)       (180,528)       482,992       21,273      150,591      2,341,691
--------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Growth Fund-
  Institutional
 Class-2.60%(b)   3,782,212       976,581     (2,653,766)       (158,735)       339,616           --      195,879      2,285,908
--------------------------------------------------------------------------------------------------------------------------------
AIM Limited
  Maturity
  Treasury
  Fund-
  Institutional
  Class-7.83%    10,589,450     3,442,045     (7,106,081)        101,910       (148,633)     387,139      686,496      6,878,691
--------------------------------------------------------------------------------------------------------------------------------
AIM
  Multi-Sector
  Fund-
  Institutional
  Class-2.63%     1,914,691       593,354       (422,552)        121,770        117,288       22,404       83,516      2,305,888
--------------------------------------------------------------------------------------------------------------------------------
AIM Short Term
  Bond Fund-
  Institutional
  Class-23.54%   17,717,217     6,534,979     (3,453,842)        (49,358)       (79,811)     994,104    2,106,951     20,669,185
--------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Growth Fund-
  Institutional
  Class-2.63%            --     2,185,395        (74,875)        192,888          5,569        7,609      212,895      2,307,786
--------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Value Fund-
  Institutional
  Class-2.61%            --     2,192,320        (73,378)        171,197          3,967       14,575      202,558      2,292,957
--------------------------------------------------------------------------------------------------------------------------------
AIM Total
  Return Bond
  Fund-
  Institutional
  Class-21.68%   17,592,671     6,861,991     (5,307,580)         67,170       (179,499)     952,921    1,846,242     19,034,753
--------------------------------------------------------------------------------------------------------------------------------
AIM Trimark
  Endeavor
  Fund-
  Institutional
  Class-5.60%     3,762,673     1,379,408       (901,839)        469,062        455,485           --      309,850      4,921,751
================================================================================================================================
  Total
    Investments
    in
    Affiliated
    underlying
   funds-90.48%
    (Cost
   $76,698,587)  $64,729,030   $36,831,760   $(24,465,325)    $1,451,438     $1,346,818(c) $2,658,105                $79,453,800
________________________________________________________________________________________________________________________________
================================================================================================================================



                                                                                                      REPURCHASE
                                                                                                        AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS IN UNAFFILIATED ISSUERS-9.59%(d)
REPURCHASE AGREEMENTS-9.59%

State Street Bank & Trust, Agreement dated 12/31/06, maturing value $8,421,136
  (collateralized by U.S. Treasury Obligations valued at $8,588,550; 4.38%, 09/17/10)
  4.95%, 01/02/07                                                                                     $8,421,136    $  8,416,507
================================================================================================================================
TOTAL INVESTMENTS-100.07% (Cost $85,115,094)                                                                          87,870,307
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.07)%                                                                                    (59,700)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS-100.00%                                                                                                  $ 87,810,607
________________________________________________________________________________________________________________________________
================================================================================================================================


Notes to Schedule of Investments:

(a) The mutual funds and the Fund are affiliated by having the same investment advisor.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c) Includes $439,921 of capital gains distributed from affiliated underlying funds.
(d) Principal amount equals value at period end. See 1H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Conservative Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments in affiliated underlying funds, at
  value
  (cost $76,698,587)                            $79,453,800
-----------------------------------------------------------
Repurchase agreements (cost $8,416,507)           8,416,507
===========================================================
    Total investments (Cost $85,115,094)         87,870,307
===========================================================
Receivables for:
  Fund shares sold                                  161,595
-----------------------------------------------------------
  Interest                                            3,472
-----------------------------------------------------------
  Investment for trustee deferred compensation
    and retirement plans                              7,215
-----------------------------------------------------------
Other assets                                         18,139
===========================================================
    Total assets                                 88,060,728
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                              69,125
-----------------------------------------------------------
  Fund shares reacquired                             70,237
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             9,015
-----------------------------------------------------------
Accrued distribution fees                            44,451
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            3,493
-----------------------------------------------------------
Accrued transfer agent fees                          17,808
-----------------------------------------------------------
Accrued operating expenses                           35,992
===========================================================
    Total liabilities                               250,121
===========================================================
Net assets applicable to shares outstanding     $87,810,607
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $84,834,732
-----------------------------------------------------------
Undistributed net investment income                  10,618
-----------------------------------------------------------
Undistributed net realized gain from
  affiliated underlying fund shares                 210,044
-----------------------------------------------------------
Unrealized appreciation of affiliated
  underlying fund shares                          2,755,213
===========================================================
                                                $87,810,607
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $44,594,907
___________________________________________________________
===========================================================
Class B                                         $20,482,472
___________________________________________________________
===========================================================
Class C                                         $18,435,675
___________________________________________________________
===========================================================
Class R                                         $ 4,181,540
___________________________________________________________
===========================================================
Institutional Class                             $   116,013
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           4,190,446
___________________________________________________________
===========================================================
Class B                                           1,934,936
___________________________________________________________
===========================================================
Class C                                           1,742,445
___________________________________________________________
===========================================================
Class R                                             393,915
___________________________________________________________
===========================================================
Institutional Class                                  10,884
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.64
-----------------------------------------------------------
  Offering price per share (Net asset value of
    $10.64 divided by 94.50%)                   $     11.26
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     10.59
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     10.58
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     10.62
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $     10.66
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Conservative Allocation Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends from affiliated underlying funds                    $2,658,105
------------------------------------------------------------------------
Interest income                                                  368,442
========================================================================
    Total investment income                                    3,026,547
========================================================================

EXPENSES:

Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                     8,341
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         99,561
------------------------------------------------------------------------
  Class B                                                        194,853
------------------------------------------------------------------------
  Class C                                                        163,925
------------------------------------------------------------------------
  Class R                                                         19,565
------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                             140,594
------------------------------------------------------------------------
Transfer agent fees -- Institutional                                  14
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                         17,158
------------------------------------------------------------------------
Registration and filing fees                                      56,536
------------------------------------------------------------------------
Professional services fees                                        47,353
------------------------------------------------------------------------
Other                                                             54,344
========================================================================
    Total expenses                                               852,244
========================================================================
Less: Expenses reimbursed and expense offset arrangements       (190,430)
========================================================================
    Net expenses                                                 661,814
========================================================================
Net investment income                                          2,364,733
========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS IN AFFILIATED
  UNDERLYING FUND SHARES:

Net realized gain on sales of affiliated underlying fund
  shares                                                         906,897
------------------------------------------------------------------------
Net realized gain from distributions of affiliated
  underlying fund shares                                         439,921
========================================================================
  Net realized gain from affiliated underlying fund shares     1,346,818
========================================================================
Change in net unrealized appreciation of affiliated
  underlying fund shares                                       1,451,438
========================================================================
  Net gain from affiliated underlying funds                    2,798,256
========================================================================
Net increase in net assets resulting from operations          $5,162,989
________________________________________________________________________
========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Conservative Allocation Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                 2006           2005
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income from affiliated underlying funds      $ 2,364,733    $ 1,176,957
----------------------------------------------------------------------------------------
  Net realized gain and capital gain distributions from
    affiliated underlying fund shares                           1,346,818        462,012
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of affiliated
    underlying fund shares                                      1,451,438        427,879
========================================================================================
    Net increase in net assets resulting from operations        5,162,989      2,066,848
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (1,313,188)      (676,286)
----------------------------------------------------------------------------------------
  Class B                                                        (486,395)      (250,534)
----------------------------------------------------------------------------------------
  Class C                                                        (431,714)      (188,477)
----------------------------------------------------------------------------------------
  Class R                                                        (114,886)       (63,113)
----------------------------------------------------------------------------------------
  Institutional Class                                              (3,697)        (2,343)
========================================================================================
    Total distributions from net investment income             (2,349,880)    (1,180,753)
========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (599,825)      (193,271)
----------------------------------------------------------------------------------------
  Class B                                                        (287,884)      (101,696)
----------------------------------------------------------------------------------------
  Class C                                                        (255,499)       (76,513)
----------------------------------------------------------------------------------------
  Class R                                                         (56,952)       (19,721)
----------------------------------------------------------------------------------------
  Institutional Class                                              (1,570)          (595)
========================================================================================
    Total distributions from net realized gains                (1,201,730)      (391,796)
========================================================================================
    Decrease in net assets resulting from distributions        (3,551,610)    (1,572,549)
========================================================================================
Share transactions-net:
  Class A                                                       7,801,428     15,631,549
----------------------------------------------------------------------------------------
  Class B                                                       1,799,221      7,690,328
----------------------------------------------------------------------------------------
  Class C                                                       4,401,898      1,891,494
----------------------------------------------------------------------------------------
  Class R                                                         510,474      1,970,885
----------------------------------------------------------------------------------------
  Institutional Class                                               5,267          2,939
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              14,518,288     27,187,195
========================================================================================
    Net increase in net assets                                 16,129,667     27,681,494
========================================================================================

NET ASSETS:

  Beginning of year                                            71,680,940     43,999,446
========================================================================================
  End of year (including undistributed net investment income
    of $10,618 and $(4,235), respectively)                    $87,810,607    $71,680,940
________________________________________________________________________________________
========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Conservative Allocation Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Conservative Allocation Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide total return consistent with a lower level of risk relative to the broad stock market. The Fund is a "fund of funds", in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

AIM Conservative Allocation Fund


       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The results of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund's investment objectives and may consist of U.S. Government Securities, U.S. Government Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds.

    AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.23% of average daily net assets, respectively, through at least June 30, 2007. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the numbers reflected above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes;
(iv) dividend expense on short sales; (v) extraordinary items; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    For the year ended December 31, 2006, AIM reimbursed fund level expenses of $49,822 and reimbursed class level expenses of $68,416, $33,475, $28,162, $6,722 and $14 for Class A, Class B, Class C, Class R and Institutional shares, respectively.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

AIM Conservative Allocation Fund


    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2006, ADI advised the Fund that it retained $51,197 in front-end sales commissions from the sale of Class A shares and $144, $38,967, $6,042 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangements are comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $3,819.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $4,044 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM Conservative Allocation Fund

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:

                                                             2006           2005
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                         $2,353,063     $1,541,263
------------------------------------------------------------------------------------
  Long-term capital gain                                   1,198,547         31,286
====================================================================================
  Total distributions                                     $3,551,610     $1,572,549
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                            2006
------------------------------------------------------------------------------------
Undistributed ordinary income                                           $    23,186
------------------------------------------------------------------------------------
Undistributed long-term gain                                                488,793
------------------------------------------------------------------------------------
Net unrealized appreciation -- investments                                2,471,835
------------------------------------------------------------------------------------
Temporary book/tax differences                                               (7,939)
------------------------------------------------------------------------------------
Shares of beneficial interest                                            84,834,732
====================================================================================
  Total net assets                                                      $87,810,607
____________________________________________________________________________________
====================================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2006.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $36,840,833 and $24,465,326, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $3,142,973
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (671,138)
==============================================================================
Net unrealized appreciation of investment securities               $2,471,835
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $85,398,472.

AIM Conservative Allocation Fund

NOTE 8--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2006(a)                         2005
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,847,610    $ 19,665,071     2,626,887    $ 27,264,600
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        721,918       7,614,177     1,157,407      11,914,919
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,075,055      11,324,656       893,649       9,214,489
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        195,366       2,092,060       379,206       3,907,708
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 --              --            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        170,266       1,813,364        77,874         809,112
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         62,516         662,676        29,313         303,394
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         62,097         657,604        24,982         258,561
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         16,098         170,964         7,965          82,590
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                493           5,267           283           2,939
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        102,688       1,093,997        78,488         821,260
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (103,463)     (1,093,997)      (79,056)       (821,260)
======================================================================================================================
Reacquired:
  Class A                                                     (1,386,910)    (14,771,004)   (1,277,142)    (13,263,423)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (510,224)     (5,383,635)     (358,396)     (3,706,725)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (719,844)     (7,580,362)     (736,640)     (7,581,556)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                       (162,607)     (1,752,550)     (195,805)     (2,019,413)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 --              --            --              --
======================================================================================================================
                                                               1,371,059    $ 14,518,288     2,629,015    $ 27,187,195
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is record owner of more than 5% of the outstanding shares of the Fund and it owns 10% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.

NOTE 9--NEW ACCOUNTING STANDARD

    In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM Conservative Allocation Fund


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund out standing throughout the periods indicated.

                                                                               CLASS A
                                                              -----------------------------------------
                                                                                        APRIL 30, 2004
                                                                   YEAR ENDED          (DATE OPERATIONS
                                                                  DECEMBER 31,          COMMENCED) TO
                                                              ---------------------      DECEMBER 31,
                                                               2006          2005            2004
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.41       $ 10.32        $ 10.00
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.35(a)       0.25(a)        0.06
-------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.36          0.11           0.36
=======================================================================================================
    Total from investment operations                             0.71          0.36           0.42
=======================================================================================================
Less distributions:
  Dividends from net investment income                          (0.33)        (0.21)         (0.10)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.15)        (0.06)         (0.00)
=======================================================================================================
    Total distributions                                         (0.48)        (0.27)         (0.10)
=======================================================================================================
Net asset value, end of period                                $ 10.64       $ 10.41        $ 10.32
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                  6.84%         3.44%          4.19%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $44,595       $35,981        $20,124
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.49%(c)      0.50%          0.55%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.72%(c)      0.91%          1.41%(d)
=======================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.61%         0.60%          0.63%
=======================================================================================================
Ratio of net investment income to average net assets             3.32%(c)      2.36%          1.74%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                         34%           24%             9%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $39,824,381.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Conservative Allocation Fund

                                                                               CLASS B
                                                              -----------------------------------------
                                                                                        APRIL 30, 2004
                                                                   YEAR ENDED          (DATE OPERATIONS
                                                                  DECEMBER 31,          COMMENCED) TO
                                                              ---------------------      DECEMBER 31,
                                                               2006          2005            2004
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.36       $ 10.28        $ 10.00
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.27(a)       0.17(a)        0.04
-------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.37          0.11           0.32
=======================================================================================================
    Total from investment operations                             0.64          0.28           0.36
=======================================================================================================
Less distributions:
  Dividends from net investment income                          (0.26)        (0.14)         (0.08)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.15)        (0.06)         (0.00)
=======================================================================================================
    Total distributions                                         (0.41)        (0.20)         (0.08)
=======================================================================================================
Net asset value, end of period                                $ 10.59       $ 10.36        $ 10.28
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                  6.14%         2.76%          3.59%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $20,482       $18,281        $10,436
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.24%(c)      1.20%          1.20%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.47%(c)      1.61%          2.06%(d)
=======================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.61%         0.60%          0.63%
=======================================================================================================
Ratio of net investment income to average net assets             2.57%(c)      1.66%          1.09%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                         34%           24%             9%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $19,485,296.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Conservative Allocation Fund

                                                                               CLASS C
                                                              -----------------------------------------
                                                                                        APRIL 30, 2004
                                                                   YEAR ENDED          (DATE OPERATIONS
                                                                  DECEMBER 31,          COMMENCED) TO
                                                              ---------------------      DECEMBER 31,
                                                               2006          2005            2004
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.36       $ 10.28        $ 10.00
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.27(a)       0.17(a)        0.04
-------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.36          0.11           0.32
=======================================================================================================
    Total from investment operations                             0.63          0.28           0.36
=======================================================================================================
Less distributions:
  Dividends from net investment income                          (0.26)        (0.14)         (0.08)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.15)        (0.06)         (0.00)
=======================================================================================================
    Total distributions                                         (0.41)        (0.20)         (0.08)
=======================================================================================================
Net asset value, end of period                                $ 10.58       $ 10.36        $ 10.28
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                  6.04%         2.76%          3.59%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $18,436       $13,726        $11,751
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.24%(c)      1.20%          1.20%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.47%(c)      1.61%          2.06%(d)
=======================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.61%         0.60%          0.63%
=======================================================================================================
Ratio of net investment income to average net assets             2.57%(c)      1.66%          1.09%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                         34%           24%             9%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $16,392,467.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Conservative Allocation Fund

                                                                              CLASS R
                                                              ---------------------------------------
                                                                                      APRIL 30, 2004
                                                                  YEAR ENDED         (DATE OPERATIONS
                                                                 DECEMBER 31,         COMMENCED) TO
                                                              -------------------      DECEMBER 31,
                                                               2006         2005           2004
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.39       $10.31         $10.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.33(a)      0.22(a)        0.06
-----------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.36         0.11           0.34
=====================================================================================================
    Total from investment operations                            0.69         0.33           0.40
=====================================================================================================
Less distributions:
  Dividends from net investment income                         (0.31)       (0.19)         (0.09)
-----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.15)       (0.06)         (0.00)
=====================================================================================================
    Total distributions                                        (0.46)       (0.25)         (0.09)
=====================================================================================================
Net asset value, end of period                                $10.62       $10.39         $10.31
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                 6.60%        3.18%          4.05%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,182       $3,584         $1,584
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.74%(c)     0.70%          0.70%(d)
-----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.97%(c)     1.11%          1.56%(d)
=====================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.61%        0.60%          0.63%
=====================================================================================================
Ratio of net investment income to average net assets            3.07%(c)     2.16%          1.59%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(f)                                        34%          24%             9%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $3,913,034.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Conservative Allocation Fund

                                                                        INSTITUTIONAL CLASS
                                                              ---------------------------------------
                                                                                      APRIL 30, 2004
                                                                  YEAR ENDED         (DATE OPERATIONS
                                                                 DECEMBER 31,         COMMENCED) TO
                                                              -------------------      DECEMBER 31,
                                                               2006         2005           2004
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.42       $10.32         $10.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.38(a)      0.28(a)        0.14
-----------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.37         0.11           0.29
=====================================================================================================
    Total from investment operations                            0.75         0.39           0.43
=====================================================================================================
Less distributions:
  Dividends from net investment income                         (0.36)       (0.23)         (0.11)
-----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.15)       (0.06)         (0.00)
=====================================================================================================
    Total distributions                                        (0.51)       (0.29)         (0.11)
=====================================================================================================
Net asset value, end of period                                $10.66       $10.42         $10.32
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                 7.16%        3.79%          4.31%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  116       $  108         $  104
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.23%(c)     0.20%          0.20%(d)
-----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.31%(c)     0.45%          0.96%(d)
=====================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.61%        0.60%          0.63%
=====================================================================================================
Ratio of net investment income to average net assets            3.57%(c)     2.66%          2.09%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(f)                                        34%          24%             9%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $111,321.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

AIM Conservative Allocation Fund

PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Conservative Allocation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM Conservative Allocation Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Conservative Allocation Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2007
Houston, Texas

AIM Conservative Allocation Fund

TAX INFORMATION


Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

       FEDERAL AND STATE INCOME TAX
       ----------------------------
       Long-Term Capital Gain Dividends            $1,198,547
       Qualified Dividend Income*                        7.00%
       Corporate Dividends Received Deduction*           6.13%
       U.S. Treasury Obligations*                       13.17%


     * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

       NON-RESIDENT ALIEN SHAREHOLDERS
       -------------------------------
       Qualified Short-Term Gains                     $3,184
       Qualified Interest Income**                     62.88%


       ** The above percentage is based on income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were 78.53%, 79.97%, 74.04%, and 80.19%, respectively.

AIM Conservative Allocation Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 110 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------

 Martin L. Flanagan(1) -- 1960    2007       Director, Chief Executive Officer and     None
 Trustee                                     President, AMVESCAP PLC (parent of AIM
                                             and a global investment management
                                             firm); Chairman, A I M Advisors, Inc.
                                             (registered investment advisor); and
                                             Director, Chairman, Chief Executive
                                             Officer and President, AVZ Inc. (holding
                                             company); INVESCO North American
                                             Holdings, Inc. (holding company);
                                             Chairman and President, AMVESCAP Group
                                             Services, Inc. (service provider);
                                             Trustee, The AIM Family of Funds(R);
                                             Chairman, Investment Company Institute;
                                             and Member of Executive Board, SMU Cox
                                             School of Business

                                             Formerly: President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

 Robert H. Graham(2) -- 1946      1988       Director and Chairman, A I M Management   None
 Trustee and Vice Chair                      Group Inc. (financial services holding
                                             company); Director and Vice Chairman,
                                             AMVESCAP PLC; Chairman, AMVESCAP
                                             PLC -- AIM Division (parent of AIM and a
                                             global investment management firm) and
                                             Trustee and Vice Chair of The AIM Family
                                             of Funds--Registered Trademark--

                                             Formerly: President and Chief Executive
                                             Officer, A I M Management Group Inc.;
                                             Director, Chairman and President, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered
                                             investment advisor), A I M Distributors,
                                             Inc. (registered broker dealer), AIM
                                             Investment Services, Inc., (registered
                                             transfer agent), and Fund Management
                                             Company (registered broker dealer);
                                             Chief Executive Officer, AMVESCAP
                                             PLC -- Managed Products; and President
                                             and Principal Executive Officer of The
                                             AIM Family of Funds--Registered
                                             Trademark--
-------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(3) -- 1954      2006       Director, Chief Executive Officer and     None
 Trustee, President and                      President, A I M Management Group Inc.,
 Principal                                   AIM Mutual Fund Dealer Inc. (registered
 Executive Officer                           broker dealer), AIM Funds Management
                                             Inc. (registered investment advisor) and
                                             1371 Preferred Inc. (holding company);
                                             Director and President, A I M Advisors,
                                             Inc., INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Capital Management, Inc. and A I M
                                             Distributors, Inc.; Director and
                                             Chairman, AIM Investment Services, Inc.,
                                             Fund Management Company and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, AVZ Callco Inc. (holding
                                             company); AMVESCAP Inc. (holding
                                             company) and AIM Canada Holdings Inc.
                                             (holding company); Director and Chief
                                             Executive Officer, AIM Trimark Corporate
                                             Class Inc. (formerly AIM Trimark Global
                                             Fund Inc.) (corporate mutual fund
                                             company) and AIM Trimark Canada Fund
                                             Inc. (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             Powershares Capital Management LLC

                                             Formerly: President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; Executive Vice
                                             President and Chief Operations Officer,
                                             AIM Funds Management Inc.; President,
                                             AIM Trimark Global Fund Inc. and AIM
                                             Trimark Canada Fund Inc.; and Director,
                                             Trimark Trust (federally regulated
                                             Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944        2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
 Trustee and Chair                           (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936             2003       Retired                                   None
 Trustee
-------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939          1985       Retired                                   Badgley Funds, Inc. (registered
 Trustee                                                                               investment company (2 portfolios))
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

 James T. Bunch -- 1942           2003       Founder, Green, Manning & Bunch Ltd.,     None
 Trustee                                     (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

 Albert R. Dowden -- 1941         2001       Director of a number of public and        None
 Trustee                                     private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Cortland Trust, Inc.
                                             (Chairman) (registered investment
                                             company (3 portfolios)); Annuity and
                                             Life Re (Holdings), Ltd. (insurance
                                             company); CompuDyne Corporation
                                             (provider of products and services to
                                             the public security market); and
                                             Homeowners of America Holding
                                             Corporation (property casualty company)

                                             Formerly: Director, President and Chief
                                             Executive Officer, Volvo Group North
                                             America, Inc.; Senior Vice President, AB
                                             Volvo; and Director of various
                                             affiliated Volvo companies; and
                                             Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------

 Jack M. Fields -- 1952           2001       Chief Executive Officer, Twenty First     Administaff, and Discovery Global
 Trustee                                     Century Group, Inc. (government affairs   Education Fund
                                             company); and Owner, Dos Angelos Ranch,   (non-profit)
                                             L.P.
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

 Carl Frischling -- 1937          2001       Partner, law firm of Kramer Levin         Cortland Trust, Inc. (registered
 Trustee                                     Naftalis and Frankel LLP                  investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------

 Prema Mathai-Davis -- 1950       2001       Formerly: Chief Executive Officer, YWCA   None
 Trustee                                     of the USA
-------------------------------------------------------------------------------------------------------------------------

 Lewis F. Pennock -- 1942         2001       Partner, law firm of Pennock & Cooper     None
 Trustee
-------------------------------------------------------------------------------------------------------------------------

 Ruth H. Quigley -- 1935          1977       Retired                                   None
 Trustee
-------------------------------------------------------------------------------------------------------------------------

 Larry Soll -- 1942               2003       Retired                                   None
 Trustee
-------------------------------------------------------------------------------------------------------------------------

 Raymond Stickel, Jr. -- 1944     2005       Retired                                   Director, Mainstay VP Series
 Trustee                                     Formerly: Partner, Deloitte & Touche      Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(3) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Conservative Allocation Fund

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958          2005       Senior Vice President and Senior Officer  N/A
 Senior Vice President and                   of The AIM Family of Funds--Registered
 Senior Officer                              Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962             2006       Director, Senior Vice President,          N/A
 Senior Vice President, Chief                Secretary and General Counsel, A I M
 Legal Officer and Secretary                 Management Group Inc. and A I M
                                             Advisors, Inc.; Director, Vice President
                                             and Secretary, INVESCO Distributors,
                                             Inc.; Vice President and Secretary,
                                             A I M Capital Management, Inc., AIM
                                             Investment Services, Inc., and Fund
                                             Management Company; Senior Vice
                                             President and Secretary, A I M
                                             Distributors, Inc.; Director and Vice
                                             President, INVESCO Funds Group Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, Powershares Capital Management
                                             LLC

                                             Formerly: Chief Operating Officer,
                                             Senior Vice President, General Counsel,
                                             and Secretary, Liberty Ridge Capital,
                                             Inc. (an investment adviser); Vice
                                             President and Secretary, PBHG Funds (an
                                             investment company); Vice President and
                                             Secretary, PBHG Insurance Series Fund
                                             (an investment company); General Counsel
                                             and Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959         2004       Global Compliance Director, AMVESCAP      N/A
 Vice President                              PLC; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956          2003       Senior Vice President and General
 Vice President                              Counsel, AMVESCAP PLC; Director, INVESCO
                                             Funds Group, Inc.; and Vice President of
                                             The AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Director, Vice President and    N/A
                                             General Counsel, Fund Management
                                             Company; Director, Senior Vice
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Director and Vice
                                             President, INVESCO Distributors, Inc.;
                                             Senior Vice President, A I M
                                             Distributors, Inc.; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Chief
                                             Executive Officer and President, INVESCO
                                             Funds Group, Inc.; and Senior Vice
                                             President, and General Counsel, Liberty
                                             Financial Companies, Inc. and Senior
                                             Vice President and General Counsel
                                             Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------------

 Sidney M. Dilgren -- 1961        2004       Vice President and Fund Treasurer, A I M  N/A
 Vice President, Principal                   Advisors, Inc.; and Vice President,
 Financial Officer and Treasurer             Treasurer and Principal Officer of The
                                             AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Senior Vice President, AIM
                                             Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960        2004       Director of Cash Management, Managing     N/A
 Vice President                              Director and Chief Cash Management
                                             Officer, A I M Capital Management, Inc;
                                             Director and President, Fund Management
                                             Company; and Vice President, A I M
                                             Advisors, Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); and
                                             President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust Only)
                                             Formerly: Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967          2005       Anti-Money Laundering Compliance          N/A
 Anti-Money Laundering                       Officer, A I M Advisors, Inc., A I M
 Compliance Officer                          Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc., Fund Management
                                             Company and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958         2006       Senior Vice President, A I M Management   N/A
 Chief Compliance Officer                    Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc.; Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; Vice President and Chief
                                             Compliance Officer, A I M Capital
                                             Management, Inc.; and Vice President,
                                             A I M Distributors, Inc., AIM Investment
                                             Services, Inc. and Fund Management
                                             Company

                                             Formerly: Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; Chief Compliance Officer
                                             and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management; and
                                             Chief Compliance Officer, Chief
                                             Operating Officer and Deputy General
                                             Counsel, American General Investment
                                             Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

                                   [EDELIVERY
                                  GO PAPERLESS
                          AIMINVESTMENTS.COM/EDELIVERY
                                    GRAPHIC]

REGISTER FOR EDELIVERY

eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?

Register for eDelivery to:

-    save your Fund the cost of printing and postage.

-    reduce the amount of paper you receive.

-    gain access to your documents faster by not waiting for the mail.

-    view your documents online anytime at your convenience.

- save the documents to your personal computer or print them out for your records.

HOW DO I SIGN UP?

It's easy. Just follow these simple steps:

1.   Log in to your account.

2.   Click on the "Service Center" tab.

3.   Select "Register for eDelivery" and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.

If used after April 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $463 billion in assets under management as of December 31, 2006.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

AIMinvestments.com   CAL-AR-1   A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                           -- REGISTERED TRADEMARK --

Mutual   Exchange-   Retirement   Annuities   College   Separately   Offshore      Cash
Funds    Traded       Products                Savings     Managed    Products   Management
         Funds                                 Plans     Accounts


                                                        [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

                             AIM Global Equity Fund

                Annual Report to Shareholders - December 31, 2006

                               [COVER GLOBE IMAGE]

INTERNATIONAL/GLOBAL EQUITY

International/Global Blend

Table of Contents

Supplemental Information ................................................      2
Letters to Shareholders .................................................      3
Performance Summary .....................................................      5
Management Discussion ...................................................      5
Fund Expenses ...........................................................      7
Long-term Fund Performance ..............................................      8
Approval of Advisory Agreement ..........................................     10
Schedule of Investments .................................................    F-1
Financial Statements ....................................................    F-5
Notes to Financial Statements ...........................................    F-8
Financial Highlights ....................................................   F-15
Auditor's Report ........................................................   F-19
Tax Disclosures .........................................................   F-20
Trustees and Officers ...................................................   F-21


[AIM INVESTMENT SOLUTIONS]

[GRAPHIC]                            [GRAPHIC]                         [GRAPHIC]
[DOMESTIC                         [INTERNATIONAL/                       [SECTOR
 EQUITY]                          GLOBAL EQUITY]                        EQUITY]


[GRAPHIC]                            [GRAPHIC]                        [GRAPHIC]
 [FIXED                             [ALLOCATION                     [DIVERSIFIED
 INCOME]                             SOLUTIONS]                      PORTFOLIOS]

                             [AIM INVESTMENTS LOGO]
                            - REGISTERED TRADEMARK -

AIM Global Equity Fund

AIM GLOBAL EQUITY FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

- Unless otherwise stated, information presented in this report is as of December 31, 2006, and is based on total net assets.

About share classes

- Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

- Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the Fund

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

- Stocks are subject to market risk, meaning stock prices vary and may fall, thus reducing the value of the fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market.

- Portfolio turnover is greater than most funds, which may affect the Fund's performance due to higher brokerage commissions and may also result in taxable gain distributions to the Fund's shareholders.

- Investing in emerging markets involves greater risks than investing in more established markets. Risks for emerging markets include risks relating to the relatively smaller size and lesser liquidity of these markets, high inflation rates, adverse political developments and lack of timely information.

- Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- The value of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted.

- Debt securities are particularly vulnerable to credit risk and interest rate fluctuations.

- The Fund may use enhanced investment techniques such as leveraging and derivatives. Leveraging entails special risks such as magnifying changes in the value of the portfolio's securities. Derivatives are subject to counter party risk--the risk that the other party will not complete the transaction with the Fund.

- There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

- The Fund is subject to currency/exchange rate risk since it may buy or sell currencies other than the U.S. dollar.

- Although the fund's return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the fund will have favorable IPO investment opportunities in the future.

About indexes used in this report

- The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.

- The unmanaged Lipper Global Multi-Cap Core Funds Index represents an average of the performance of the 10 largest global multi-capitalization core funds tracked by Lipper Inc., an independent mutual fund performance monitor.

- The unmanaged MSCI Europe, Australasia and the Far East Index (the MSCI EAFE --registered trademark--) is a group of foreign securities tracked by Morgan Stanley Capital International.

- The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International.

- The unmanaged MSCI Japan Index is a market-value-weighted average of the performance of more than 300 securities on the Japanese stock exchanges tracked by Morgan Stanley Capital International.

- The unmanaged MSCI Emerging Markets Index is a group of securities from emerging markets tracked by Morgan Stanley Capital International. The index represents investable opportunities for global investors, taking into account the local market restrictions on share ownership by foreign investors.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

- The returns shown in the management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for

Continued on page 9

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

Fund NASDAQ Symbols

Class A Shares   GTNDX
Class B Shares   GNDBX
Class C Shares   GNDCX
Class R Shares   GTNRX

AIM Global Equity Fund

                                 [TAYLOR PHOTO]

                                  Philip Taylor

Dear Shareholders of The AIM Family of Funds --registered trademark--:

I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the year ended December 31, 2006, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

     In the United States and around the globe, most major stock market indexes rose in 2006. U.S. stocks benefited from continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve, among other factors. Global markets also enjoyed a good year, while all major fixed-income indexes produced positive annual returns.

     As I write this letter, the consensus outlook for the economy remains positive. But we all know that markets are unpredictable and subject to sudden changes based on geopolitical or economic developments. At AIM Investments --registered trademark--, we believe investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments offers a broad product line that gives your financial advisor options to build a portfolio that's right for you regardless of market conditions. Our product line includes a comprehensive range of mutual funds, including domestic, global and international equity funds; taxable and tax-exempt fixed-income funds; and a variety of allocation portfolios--with risk and return characteristics to match your needs. We maintain this extensive set of product solutions because we believe in the value of diversified investment portfolios.

     To provide you even more investment options, we recently launched AIM Independence Funds, six new target maturity funds that combine AIM retail mutual funds and PowerShares --registered trademark-- exchange-traded funds (ETFs) as underlying investment options. ETFs are relatively low cost and potentially tax-efficient funds that trade like individual stocks. These AIM Independence Funds are intended to provide broad diversification and risk/reward levels that change as your target retirement date nears. Your financial advisor can provide you with more information about the new AIM Independence Funds.

     At AIM Investments, we believe in the value of working with a trusted financial advisor. Your financial advisor can help you build a diversified investment portfolio, making periodic adjustments as market conditions and your investment goals change. While there are no guarantees with any investment program, a long-term plan matched to your financial goals, risk tolerance and time horizon offers the potential to keep you and your investments on track--and your financial advisor can provide you with valuable information and advice.

     I also invite you to visit us on the Internet at AIMinvestments.com. Our Web site allows you to access your account information, review fund performance, learn more about your fund's investment strategies and obtain general investing information--whenever it's convenient for you.

Our commitment to you

While we're committed to maintaining a comprehensive, easy-to-navigate Web site, we're even more committed to providing excellent customer service. Our highly trained, courteous client services representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

     All of us at AIM Investments are committed to helping you achieve your financial goals. We work every day to earn your trust, and are grateful for the confidence you've placed in us.

Sincerely,


/S/ PHILIP TAYLOR
----------------------------------------
Philip Taylor
President - AIM Funds
CEO, AIM Investments

February 9, 2007

AIM Investments is a registered service mark of A I M Management Group Inc.
A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Global Equity Fund

                                [CROCKETT PHOTO]

                                Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

     The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the equity and fixed-income AIM Funds improved to 15.08% for the one-year period ended December 31, 2006, as compared to 9.13% for the one-year period ended December 31, 2005, and 11.20% for the one-year period ended December 31, 2004.(1) The asset-weighted absolute performance for the AIM money market funds was 4.84% for the one-year period ended December 31, 2006, as compared to 3.04% for the one-year period ended December 31, 2005, and 1.23% for the one-year period ended December 31, 2004.(2)

     In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds' performance, attract new assets and reduce costs. The asset class subcommittees of your Board's Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

     On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I'll report more on these steps once they're completed.

     Another major Board initiative for early 2007 is the revision of the AIM Funds' proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

     While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar Inc. is a leading provider of independent mutual fund investment research) included a review of AIM's progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I'm looking forward to a return visit to Morningstar this year to review AIM Funds' performance and governance ratings.

     Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

     I'd like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,


/S/ BRUCE L. CROCKETT
----------------------------------------
Bruce L. Crockett
Independent Chair
AIM Funds Board

February 9, 2007

(1) Past performance is no guarantee of future results. The asset-weighted absolute performance for the equity and fixed-income AIM Funds is derived by taking the one-year cumulative total return for each share class of each AIM Fund in existence as of December 31, 2006, (excluding money market funds) and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

(2) Past performance is no guarantee of future results. The asset-weighted absolute performance for the AIM money market funds is derived by taking the one-year cumulative total return for each share class of each AIM money market fund in existence as of December 31, 2006, and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

AIM Global Equity Fund

Management's discussion of Fund performance

PERFORMANCE SUMMARY

For the year ending December 31, 2006, AIM Global Equity Fund Class A shares delivered a respectable return of 18.88%, excluding applicable sales charges. However, the Fund underperformed its style-specific benchmark, the MSCI World Index. Strong stock selection in the energy and materials sectors helped the Fund's performance versus the index, while financials and utilities were the main sources of underperformance.

     Your Fund's long-term performance appears on pages 8-9.

Fund vs. Indexes

Total returns, 12/31/05-12/31/06, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares                                                   18.88%
Class B Shares                                                   18.02
Class C Shares                                                   18.04
Class R Shares                                                   18.70
MSCI World Index (Broad Market Index and Style-Specific Index)   20.07
Lipper Global Multi-Cap Core Funds Index (Peer Group Index)      18.46

Source: Lipper Inc.

How we invest

Our global equity investment strategy gives your Fund primary exposure to large-cap companies and secondary exposure to mid- and small-cap firms. As part of our overall asset allocation strategy, the Fund can complement domestic holdings with exposure to both domestic and international companies that are diversified by geography, sector and market capitalization.

     Our investment philosophy balances stock selection with risk management. To help mitigate geopolitical risk, the Fund owns stocks across a variety of regions and countries. We believe that a geographically well-diversified portfolio helps minimize foreign exchange risk.

     The Fund's investment philosophy is based on three key principles:

-    An investment process must be structured and disciplined.

-    Stocks should be selected on the merits of each individual company.

-    Risk management is as important as stock selection.

     Mindful of these principles, portfolio managers have developed a quantitative investment process with stock selection and risk management as its two main components.

1.   Our stock selection model:

- We believe securities exhibit certain qualities--such as growth and stability of earnings, profitability and financial strength--that identify them as probable strong performers.

- Our model measures these qualities for each company in the Fund's global universe, taking into account that the significance of each quality varies depending on the industry and region. 2. Our risk model:

- Simultaneously, our risk model analyzes how changes in such economic factors as interest rates, currencies and the price of oil will affect the stocks of companies identified by our stock selection model.

- We try to reduce the Fund's volatility by creating a portfolio that pairs stocks that benefit from an increase in a specific economic factor with stocks that benefit from a decrease in the same factor. Our goal is to neutralize the impact of these risk factors on the overall portfolio.

     We combine the results of these analyses with a trading-and-transaction cost analysis to construct a portfolio that contains the optimal combination of securities with potential to deliver favorable returns without assuming excessive risk.

     We consider selling or reducing our holding of a particular stock if:

                                                                     (continued)

Portfolio Composition

By sector
Financials                      27.4%
Information Technology          12.6
Consumer Discretionary           9.8
Industrials                      9.8
Utilities                        8.3
Energy                           7.5
Materials                        7.5
Health Care                      7.3
Consumer Staples                 3.6
Telecommunication Services       3.1
Money Market Funds Plus
Other Assets Less Liabilities    3.1

Top Five Countries*

1. United States                  47.8%
2. Japan                          10.1
3. United Kingdom                  8.6
4. France                          6.2
5. Canada                          3.3
Total Net Assets                $531.7 million
Total Number of Holdings*          139

Top 10 Equity Holdings*

1.  Kyushu Electric Power Co., Inc.
    (Japan)                           2.6%
2.  Moody's Corp.                     2.6
3.  HSBC Holdings PLC
    (United Kingdom)                  2.3
4.  Exxon Mobil Corp.                 2.3
5.  Accenture Ltd.-Class A            2.3
6.  AstraZeneca PLC
    (United Kingdom)                  2.0
7.  General Dynamics Corp.            2.0
8.  Embarq Corp.                      2.0
9.  Tesco PLC (United Kingdom)        2.0
10. McGraw-Hill Cos., Inc. (The)      1.9

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*    Excluding money market fund holdings.

-    It no longer exhibits characteristics that drive performance.

-    Holding the security no longer provides risk management benefits.

Market conditions and your Fund

Global equities posted sharp gains in the final quarter of 2006, with the MSCI EAFE returning 26.34% for the year. Favorable liquidity conditions--with the U.S. Federal Reserve Board on hold from recent interest rate hikes--and receding inflationary concerns prompted the year-end rally.

     European equities continued to lead non-U.S. markets, producing a 33.72% return for the 12 months ending in December, as measured by the MSCI Europe Index. Across Europe, a significant pickup in capital expenditure and industrial production was supported by low interest rates, healthy corporate cash flows and improving business sentiment. This prevailing climate, bolstered by substantial availability of private equity capital, also led to one of the largest periods of merger and acquisition activity on record.

     Japan lagged other key equity markets for the year with a gain of 6.24%, as measured by the MSCI Japan Index. Early in 2006, the Bank of Japan ended its "quantitative easing" strategy with a hike from its zero interest-rate policy. Although the world's second-largest economy has enjoyed a remarkable rebound over the past few years, these monetary policy initiatives led to some deceleration of growth in Japanese gross domestic product late in the year.

     Emerging markets, while incurring elevated levels of volatility, once again produced stellar results, returning 32.17% in 2006, as measured by the MSCI Emerging Markets Index. More than half of these gains occurred during the final quarter. China was a leader among the developing markets, as surging domestic demand continued to attract foreign investment.

     Your Fund's overweight position in the materials sector versus the style-specific index throughout the year contributed to relative performance. Thyssenkrupp AG, a German steel company in which the Fund initially invested in early 2005, performed well. The firm has benefited from the strong economic growth in Europe and historically high steel prices. The stock's combination of strong momentum and reasonable valuation led us to maintain our overweight position.

     Overall, the fund's information technology (IT) holdings did well, but there were a few stock-specific disappointments. For example, Intel, a leading semiconductor company, detracted from performance, as competitive pressures and weaker demand led to lower market share and margin deterioration. Although profit margins remained fair, the earnings growth for this firm had deteriorated over the year. We no longer viewed Intel as a good value and sold the stock.

     An overweight position in financials versus the style-specific index contributed to the Fund's underperformance in 2006. While financials was one of the better performing sectors in the overall market, certain holdings detracted from performance. Daiwa Securities Group and Nikko Cordial Corporation were investigated for financial and regulatory improprieties. While this type of stock-specific issue is difficult to guard against, we continued to closely monitor the Fund's investments and maintain a diversified portfolio.

     The impact of market movements and stock selection decisions caused us to increase our underweight position in consumer staples versus the style-specific index, while we moved from an overweight to an underweight position in health care. We also increased our relative overweight position in IT.

     During the period, data started to suggest that we may be entering a period of slowing earnings growth. In this type of environment, our focus on companies' earning stability and valuation is an important element of our stock selection process.

In closing

We are pleased to once again have provided shareholders with positive Fund returns for the reporting period. Thank you for your investment in the AIM Global Equity Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

     See important Fund and index disclosures on the inside front cover.

                                 [IZUEL PHOTO]

Derek S. Izuel Senior portfolio manager, is lead manager of AIM Global Equity Fund. Mr. Izuel began his investment career in 1997. He earned a B.A. in computer science from the University of California-Berkeley and also earned an M.B.A. from the University of Michigan.

                                 [NGUYEN PHOTO]

Duy Nguyen Chartered Financial Analyst, portfolio manager, is manager of AIM Global Equity Fund. Mr. Nguyen joined AIM in 2000. He earned a B.S. from The University of Texas and an M.S. in finance from the University of Houston.

Assisted by the Global Quantitative Strategies Team

For a presentation of your Fund's long-term performance, please see pages 8-9.

AIM Global Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                    HYPOTHETICAL
                                   ACTUAL                (5% annual return before expenses)
                        ---------------------------   ----------------------------------------
          Beginning         Ending        Expenses        Ending        Expenses    Annualized
Share   Account Value   Account Value   Paid During   Account Value   Paid During     Expense
Class      (7/1/06)     (12/31/06)(1)    Period(2)      (12/31/06)     Period(2)       Ratio
-----   -------------   -------------   -----------   -------------   -----------   ----------
  A       $1,000.00       $1,104.90        $ 7.64       $1,017.95        $ 7.32        1.44%
  B        1,000.00        1,100.50         11.59        1,014.17         11.12        2.19
  C        1,000.00        1,101.30         11.60        1,014.17         11.12        2.19
  R        1,000.00        1,103.80          8.96        1,016.69          8.59        1.69

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Global Equity Fund

Your Fund's long-term performance

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Index data from 8/31/97, Fund data from 9/15/97

             AIM Global          AIM Global
          Equity Fund-Class   Equity Fund-Class
Date          A Shares            B Shares        MSCI World Index
----      -----------------   -----------------   ----------------
8/31/97                                                $10000
   9/97        $ 9648               $10201              10542
  10/97          9243                 9773               9985
  11/97          9103                 9624              10160
  12/97          9196                 9716              10282
   1/98          8963                 9470              10567
   2/98          9698                10239              11280
   3/98         10217                10778              11755
   4/98         10321                10888              11868
   5/98         10070                10622              11717
   6/98         10251                10797              11994
   7/98         10027                10568              11973
   8/98          8314                 8756              10374
   9/98          8418                 8866              10556
  10/98          8790                 9241              11508
  11/98          9344                 9827              12191
  12/98         10059                10575              12785
   1/99         10401                10927              13063
   2/99         10049                10556              12713
   3/99         10576                11103              13241
   4/99         11190                11743              13761
   5/99         10769                11298              13256
   6/99         11453                12012              13873
   7/99         11339                11891              13829
   8/99         11259                11808              13803
   9/99         11382                11929              13667
  10/99         12128                12708              14376
  11/99         13234                13856              14778
  12/99         15280                15988              15973
   1/00         14505                15179              15056
   2/00         15522                16223              15095
   3/00         15551                16263              16136
   4/00         14642                15291              15452
   5/00         14012                14636              15059
   6/00         14574                15210              15564
   7/00         14313                14933              15124
   8/00         15504                16171              15614
   9/00         14865                15495              14782
  10/00         13694                14267              14533
  11/00         13064                13602              13649
  12/00         14075                14660              13868
   1/01         13557                14113              14135
   2/01         12712                13220              12939
   3/01         11709                12181              12087
   4/01         12627                13131              12977
   5/01         12553                13052              12808
   6/01         12225                12694              12405
   7/01         11993                12448              12239
   8/01         11655                12102              11650
   9/01         10630                11041              10622
  10/01         10936                11353              10825
  11/01         11285                11711              11464
  12/01         11676                12104              11535
   1/02         11390                11813              11184
   2/02         11454                11869              11086
   3/02         11995                12431              11596
   4/02         12112                12543              11180
   5/02         12165                12588              11199
   6/02         11826                12240              10518
   7/02         10881                11252               9630
   8/02         10912                11286               9647
   9/02         10106                10434               8585
  10/02         10584                10928               9217
  11/02         10892                11241               9713
  12/02         10563                10894               9241
   1/03         10457                10782               8959
   2/03         10266                10580               8802
   3/03         10266                10580               8773
   4/03         10988                11321               9551
   5/03         11773                12118              10095
   6/03         11953                12308              10268
   7/03         12452                12813              10475
   8/03         12759                13126              10700
   9/03         12759                13115              10765

                                                             Source: Lipper Inc.

                                [MOUNTAIN CHART]

  10/03         13566                13933              11402
  11/03         14001                14393              11575
  12/03         14523                14911              12300
   1/04         14932                15319              12497
   2/04         15232                15626              12707
   3/04         15264                15660              12622
   4/04         14995                15366              12364
   5/04         15305                15695              12467
   6/04         15734                16126              12733
   7/04         15251                15615              12317
   8/04         15272                15638              12371
   9/04         15798                16161              12605
  10/04         16077                16444              12914
  11/04         16989                17374              13592
  12/04         17665                18055              14111
   1/05         17428                17792              13793
   2/05         18218                18592              14230
   3/05         17970                18330              13955
   4/05         17350                17685              13650
   5/05         17723                18067              13892
   6/05         17881                18210              14012
   7/05         18467                18796              14502
   8/05         18366                18689              14611
   9/05         18660                18964              14991
  10/05         18141                18425              14627
  11/05         18750                19046              15114
  12/05         19332                19616              15449
   1/06         20414                20694              16139
   2/06         20475                20761              16115
   3/06         20948                21222              16469
   4/06         21445                21708              16969
   5/06         20712                20959              16390
   6/06         20799                21038              16385
   7/06         20599                20815              16487
   8/06         21110                21315              16915
   9/06         21148                21340              17117
  10/06         21932                22115              17745
  11/06         22478                22668              18180
  12/06         22978                23352              18549

AIM Global Equity Fund

Average Annual Total Returns

As of 12/31/06, including applicable sales charges

Class A Shares
Inception (9/15/97)    9.37%
   5 Years            13.22
   1 Year             12.37

Class B Shares
Inception (9/15/97)    9.56%
   5 Years            13.61
   1 Year             13.02

Class C Shares
Inception (1/2/98)    10.14%
   5 Years            13.84
   1 Year             17.04

Class R Shares
Inception              9.86%
   5 Years            14.31
   1 Year             18.70

CUMULATIVE TOTAL RETURNS

6 months ended 12/31/06, excluding applicable sales charges

Class A Shares        10.49%
Class B Shares        10.05
Class C Shares        10.13
Class R Shares        10.38

CLASS R SHARES' INCEPTION DATE IS OCTOBER 31, 2005. RETURNS SINCE THAT DATE ARE HISTORICAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF HISTORICAL CLASS R SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS R SHARES) AT NET ASSET VALUE, ADJUSTED TO REFLECT THE HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS R SHARES. CLASS A SHARES' INCEPTION DATE IS SEPTEMBER 15, 1997.

     THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     A REDEMPTION FEE OF 2% WILL BE IMPOSED ON CERTAIN REDEMPTIONS OR EXCHANGE OUT OF THE FUND WITHIN 30 DAYS OF PURCHASE. EXCEPTION TO THE REDEMPTIONS FEE ARE LISTED IN THE FUND'S PROSPECTUS.

Continued from inside front cover

financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

- Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

- The Chartered Financial Analyst --REGISTERED TRADEMARK-- (CFA --REGISTERED TRADEMARK--) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

AIM Global Equity Fund

Approval of Investment Advisory Agreement

The Board of Trustees of AIM Growth Series (the "Board") oversees the management of AIM Global Equity Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2006.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms' length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made a recommendation to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendation to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

     Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund's performance, advisory fees, expense limitations and/or fee waivers.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance was below median performance of such comparable funds for the one year period and at or above such median performance for the three and five year periods. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Global Multi-Cap Core Index. The Board noted that the Fund's performance in such periods was comparable to the performance of such Index. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- Meetings with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the effective advisory fee rate (before waivers) for the Fund under the Advisory Agreement. The Board noted that this rate was (i) above the effective advisory fee rate (before waivers) for a mutual fund advised by AIM with investment strategies comparable to those of the Fund; (ii) above the effective advisory fee rate (before waivers) for one variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; (iii) above the effective advisory and sub-advisory fee rates for two offshore funds advised and sub-advised by AIM affiliates with investment strategies comparable to those of the Fund; (iv) above the effective sub-advisory fee rates for two Canadian mutual funds advised by an AIM affiliate and sub-advised by AIM with investment strategies comparable to those of the Fund, although the total advisory fees for one such Canadian mutual fund were comparable to those for the Fund; (v) above the effective sub-advisory fee rates for three collective trust funds sub-advised by an AIM affiliate with investment strategies comparable to those of the Fund; and (vi) above the effective sub-advisory fee rates for three mutual funds sub-advised by an AIM affiliate with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total annual operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level at the end of the past calendar year and noted that the Fund's rate was below the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total annual operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through December 31, 2009 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels.

                                                                     (continued)

AIM Global Equity Fund

The Board considered the contractual nature of this fee waiver and noted that it remains in effect until December 31, 2009. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2007 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until June 30, 2007. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes three breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's asset levels at the end of the past calendar year and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through December 31, 2009 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements, if any (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests uninvested cash in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider whether the advisory fee waivers for certain equity AIM Funds, including the Fund, should be simplified. The Board concluded that it would be advisable to consider this issue and reach a decision prior to the expiration date of such advisory fee waivers.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board's approval of the continuance of the Advisory Agreement for the Fund.

Supplement to Annual Report dated 12/31/06

AIM GLOBAL EQUITY FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

NASDAQ SYMBOL   GNDIX

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 12/31/06

Inception      10.21%
   5 Years     14.83
   1 Year      19.40
   6 Months*   10.70

*    Cumulative total return that has not been annualized

INSTITUTIONAL CLASS SHARES' INCEPTION DATE IS APRIL 30, 2004. RETURNS SINCE THAT DATE ARE HISTORICAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF HISTORICAL INSTITUTIONAL CLASS SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES) AT NET ASSET VALUE (NAV) AND REFLECT THE HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES. CLASS A SHARES' INCEPTION DATE IS SEPTEMBER 15, 1997.

     INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NAV. PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES PRIMARILY DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

     A REDEMPTION FEE OF 2% WILL BE IMPOSED ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF THE FUND WITHIN 30 DAYS OF PURCHASE. EXCEPTIONS TO THE REDEMPTION FEE ARE LISTED IN THE FUND'S PROSPECTUS.

     PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NAV. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE THE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246 OR VISIT AIMINVESTMENTS.COM.

Over for information on your Fund's expenses.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                          [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

AIMINVESTMENTS.COM                 GEQ-INS-1            A I M Distributors, Inc.

Information about your Fund's expenses

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                      HYPOTHETICAL
                                                                    (5% ANNUAL RETURN
                                          ACTUAL                     BEFORE EXPENSES
                                ---------------------------   ---------------------------
                  BEGINNING         ENDING        EXPENSES        ENDING        EXPENSES    ANNUALIZED
SHARE           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
CLASS              (7/1/06)     (12/31/06)(1)    PERIOD(2)      (12/31/06)     PERIOD(2)       RATIO
-----           -------------   -------------   -----------   -------------   -----------   ----------
Institutional     $1,000.00       $1,107.00        $5.52        $1,019.96        $5.30         1.04%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIMINVESTMENTS.COM                 GEQ-INS-1            A I M Distributors, Inc.

AIM Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-49.01%

AUSTRALIA-1.29%

Australia and New Zealand Banking Group Ltd.
  (Diversified Banks)(a)                          212,566   $  4,715,914
------------------------------------------------------------------------
Zinifex Ltd. (Diversified Metals & Mining)(a)     146,611      2,169,634
========================================================================
                                                               6,885,548
========================================================================

BELGIUM-2.30%

Compagnie Maritime Belge S.A. (Marine)             41,719      1,796,143
------------------------------------------------------------------------
Dexia (Diversified Banks)(a)                      128,356      3,515,327
------------------------------------------------------------------------
Exmar N.V. (Oil & Gas Refining & Marketing)        21,110        642,415
------------------------------------------------------------------------
GIMV N.V. (Multi-Sector Holdings)(a)               24,796      1,552,282
------------------------------------------------------------------------
Mobistar S.A. (Wireless Telecommunication
  Services)(a)                                     55,076      4,699,687
========================================================================
                                                              12,205,854
========================================================================

CANADA-3.34%

Aur Resources Inc. (Diversified Metals &
  Mining)                                         140,000      2,913,739
------------------------------------------------------------------------
Bank of Montreal (Diversified Banks)               67,700      4,007,464
------------------------------------------------------------------------
Methanex Corp. (Commodity Chemicals)               83,900      2,296,066
------------------------------------------------------------------------
Petrobank Energy and Resources Ltd. (Oil &
  Gas Exploration & Production)(b)                 86,100      1,308,877
------------------------------------------------------------------------
Rothmans, Inc. (Tobacco)                          134,400      2,507,785
------------------------------------------------------------------------
Tim Hortons, Inc. (Restaurants)                   162,700      4,702,409
========================================================================
                                                              17,736,340
========================================================================

DENMARK-1.39%

Novo Nordisk A.S.-Class B (Pharmaceuticals)        20,600      1,716,074
------------------------------------------------------------------------
William Demant Holdings A.S. (Health Care
  Equipment)(a)(b)                                 70,300      5,697,286
========================================================================
                                                               7,413,360
========================================================================

FRANCE-6.22%

Assurances Generales de France (Multi-Line
  Insurance)(a)                                    40,958      6,369,265
------------------------------------------------------------------------
Axa (Multi-Line Insurance)(a)(c)                  239,383      9,653,875
------------------------------------------------------------------------
BNP Paribas (Diversified Banks)(a)                 50,046      5,436,853
------------------------------------------------------------------------
Carrefour S.A. (Hypermarkets & Super
  Centers)(a)                                      39,974      2,423,894
------------------------------------------------------------------------
Christian Dior S.A. (Apparel, Accessories &
  Luxury Goods)(a)(c)                               7,422        787,744
------------------------------------------------------------------------
Credit Agricole S.A. (Diversified
  Banks)(a)(c)                                     80,411      3,370,290
------------------------------------------------------------------------
Societe Generale (Diversified Banks)(a)            29,598      5,008,532
========================================================================
                                                              33,050,453
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


GERMANY-2.37%

Muenchener Rueckversicherungs-Gesellschaft AG
  (Reinsurance)(a)                                  4,098   $    704,387
------------------------------------------------------------------------
Norddeutsche Affinerie A.G. (Diversified
  Metals & Mining)(a)(c)                           78,483      2,201,253
------------------------------------------------------------------------
ThyssenKrupp A.G. (Steel)(a)                      105,414      4,964,292
------------------------------------------------------------------------
Wincor Nixdorf A.G. (Computer Hardware)(a)         30,266      4,708,740
========================================================================
                                                              12,578,672
========================================================================

GREECE-0.25%

OPAP S.A. (Casinos & Gaming)(a)                    34,322      1,326,377
========================================================================

HONG KONG-0.84%

Bank of East Asia, Ltd. (The) (Diversified
  Banks)(a)                                       650,600      3,669,884
------------------------------------------------------------------------
BOC Hong Kong Holdings Ltd. (Diversified
  Banks)(a)                                       304,500        822,020
========================================================================
                                                               4,491,904
========================================================================

ITALY-1.86%

Eni S.p.A. (Integrated Oil & Gas)(a)              293,528      9,877,285
========================================================================

JAPAN-10.09%

Chugoku Electric Power Co., Inc. (Electric
  Utilities)(c)                                   310,500      6,887,825
------------------------------------------------------------------------
Circle K Sunkus Co., Ltd. (Food Retail)(a)(c)     188,500      3,352,254
------------------------------------------------------------------------
Daiwa Securities Group Inc. (Investment
  Banking & Brokerage)(a)                         297,000      3,305,281
------------------------------------------------------------------------
Denki Kogyo Co., Ltd. (Communications
  Equipment)(a)                                   105,000        976,653
------------------------------------------------------------------------
Kyushu Electric Power Co., Inc. (Electric
  Utilities)(a)                                   529,900     13,973,497
------------------------------------------------------------------------
Marusan Securities Co., Ltd. (Investment
  Banking & Brokerage)(c)                         160,100      2,091,887
------------------------------------------------------------------------
Nakayama Steel Works Ltd. (Steel)(a)(c)           300,000      1,119,561
------------------------------------------------------------------------
Nikko Cordial Corp. (Investment Banking &
  Brokerage)                                      323,500      3,710,423
------------------------------------------------------------------------
Nomura Holdings, Inc. (Investment Banking &
  Brokerage)(a)(c)                                201,200      3,806,690
------------------------------------------------------------------------
SBI Holdings, Inc. (Asset Management &
  Custody Banks)(a)                                 3,288      1,110,307
------------------------------------------------------------------------
Tohoku Electric Power Co., Inc. (Electric
  Utilities)(a)                                    82,900      2,069,943
------------------------------------------------------------------------
Tokyo Electric Power Co., Inc. (The)
  (Electric Utilities)(a)                         257,800      8,345,000
------------------------------------------------------------------------
Yodogawa Steel Works, Ltd. (Steel)(a)(c)          526,000      2,929,137
========================================================================
                                                              53,678,458
========================================================================

AIM Global Equity Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------

MEXICO-0.18%

Grupo Financiero Banorte S.A. de C.V.-Class O
  (Diversified Banks)                             242,200   $    947,008
========================================================================

NETHERLANDS-1.26%

Aegon N.V. (Life & Health Insurance)(a)            35,681        679,845
------------------------------------------------------------------------
Eriks Group N.V. (Trading Companies &
  Distributors)(a)                                 18,954      1,372,528
------------------------------------------------------------------------
ING Groep N.V. (Other Diversified Financial
  Services)(a)                                    104,943      4,651,424
========================================================================
                                                               6,703,797
========================================================================

NORWAY-1.85%

DnB NOR A.S.A. (Diversified Banks)                185,400      2,631,812
------------------------------------------------------------------------
Norsk Hydro A.S.A. (Oil & Gas Exploration &
  Production)(a)                                  209,980      6,451,861
------------------------------------------------------------------------
Statoil A.S.A. (Integrated Oil & Gas)(a)           28,450        750,143
========================================================================
                                                               9,833,816
========================================================================

POLAND-0.47%

KGHM Polska Miedz S.A. (Diversified Metals &
  Mining)(a)                                       81,800      2,505,151
========================================================================

SPAIN-2.49%

ACS, Actividades de Construccion y Servicios,
  S.A. (Construction & Engineering)(a)             52,010      2,927,818
------------------------------------------------------------------------
Gestevision Telecinco S.A. (Broadcasting &
  Cable TV)(a)                                    237,523      6,766,820
------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                       66,174      3,556,410
========================================================================
                                                              13,251,048
========================================================================

SWEDEN-2.14%

Industrivarden A.B.-Class C (Multi-Sector
  Holdings)(a)(c)                                 229,200      8,551,617
------------------------------------------------------------------------
Investor A.B.-Class A (Multi-Sector
  Holdings)(a)                                     65,400      1,579,335
------------------------------------------------------------------------
Volvo A.B.-Class B (Construction & Farm
  Machinery & Heavy Trucks)                        17,900      1,232,752
========================================================================
                                                              11,363,704
========================================================================

SWITZERLAND-0.52%

Actelion Ltd. (Biotechnology)(a)(b)(c)              7,596      1,670,906
------------------------------------------------------------------------
Huber & Suhner AG (Electrical Components &
  Equipment)(a)                                     6,765      1,105,918
========================================================================
                                                               2,776,824
========================================================================

TAIWAN-1.57%

China Steel Corp. (Steel)(a)                    4,579,172      4,861,826
------------------------------------------------------------------------
Pou Chen Corp. (Footwear)                       1,319,000      1,497,461
------------------------------------------------------------------------
U-Ming Marine Transport Corp. (Marine)(a)         640,000        871,491
------------------------------------------------------------------------
Yang Ming Marine Transport (Marine)(a)          1,904,000      1,098,629
========================================================================
                                                               8,329,407
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


UNITED KINGDOM-8.58%

AstraZeneca PLC (Pharmaceuticals)                 202,356   $ 10,875,140
------------------------------------------------------------------------
Aviva PLC (Multi-Line Insurance)(a)               115,016      1,847,114
------------------------------------------------------------------------
Genco Shipping & Trading Ltd. (Marine)             48,214      1,347,099
------------------------------------------------------------------------
HSBC Holdings PLC (Diversified Banks)(a)          662,800     12,156,079
------------------------------------------------------------------------
Legal & General Group PLC (Life & Health
  Insurance)(a)                                 2,607,517      8,020,052
------------------------------------------------------------------------
Prudential PLC (Life & Health Insurance)(a)        62,078        848,172
------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                      1,331,683     10,526,185
========================================================================
                                                              45,619,841
========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $224,314,821)                   260,574,847
========================================================================

DOMESTIC COMMON STOCKS-47.84%

AEROSPACE & DEFENSE-3.77%

General Dynamics Corp.                            143,141     10,642,533
------------------------------------------------------------------------
Lockheed Martin Corp.                             102,397      9,427,692
========================================================================
                                                              20,070,225
========================================================================

AIRLINES-0.63%

AMR Corp.(b)                                       27,014        816,633
------------------------------------------------------------------------
Continental Airlines, Inc.-Class B(b)(c)           47,136      1,944,360
------------------------------------------------------------------------
US Airways Group, Inc.(b)(c)                       10,438        562,086
========================================================================
                                                               3,323,079
========================================================================

APPAREL RETAIL-0.56%

American Eagle Outfitters, Inc.                    95,430      2,978,370
========================================================================

APPLICATION SOFTWARE-0.17%

Mentor Graphics Corp.(b)                           49,756        897,101
========================================================================

COMMODITY CHEMICALS-1.45%

Celanese Corp.-Series A                           154,345      3,994,448
------------------------------------------------------------------------
Lyondell Chemical Co.                              90,589      2,316,361
------------------------------------------------------------------------
Westlake Chemical Corp.                            44,386      1,392,833
========================================================================
                                                               7,703,642
========================================================================

COMMUNICATIONS EQUIPMENT-1.37%

Cisco Systems, Inc.(b)                            247,856      6,773,905
------------------------------------------------------------------------
UTStarcom, Inc.(b)(c)                              59,595        521,456
========================================================================
                                                               7,295,361
========================================================================

COMPUTER HARDWARE-3.10%

Apple Computer, Inc.(b)                            44,576      3,781,828
------------------------------------------------------------------------
Hewlett-Packard Co.                               106,972      4,406,177
------------------------------------------------------------------------
International Business Machines Corp.              85,595      8,315,554
========================================================================
                                                              16,503,559
========================================================================

AIM Global Equity Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------

COMPUTER STORAGE & PERIPHERALS-1.35%

Komag, Inc.(b)(c)                                  34,371   $  1,301,973
------------------------------------------------------------------------
Lexmark International, Inc.-Class A(b)             80,069      5,861,051
========================================================================
                                                               7,163,024
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.47%

Caterpillar Inc.                                   15,149        929,088
------------------------------------------------------------------------
Cummins Inc.(c)                                    52,740      6,232,813
------------------------------------------------------------------------
Freightcar America Inc.(c)                         11,354        629,580
========================================================================
                                                               7,791,481
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.72%

Paychex, Inc.(c)                                   96,547      3,817,468
========================================================================

DEPARTMENT STORES-1.81%

J.C. Penney Co., Inc.(c)                           19,501      1,508,597
------------------------------------------------------------------------
Kohl's Corp.(b)                                   118,643      8,118,741
========================================================================
                                                               9,627,338
========================================================================

DIVERSIFIED CHEMICALS-0.97%

Dow Chemical Co. (The)                            129,077      5,155,335
========================================================================

ELECTRIC UTILITIES-1.63%

Allegheny Energy, Inc.(b)                          23,018      1,056,757
------------------------------------------------------------------------
FirstEnergy Corp.                                 126,561      7,631,628
========================================================================
                                                               8,688,385
========================================================================

FOOTWEAR-0.27%

Deckers Outdoor Corp.(b)                           23,576      1,413,381
========================================================================

HEALTH CARE EQUIPMENT-0.32%

Baxter International Inc.                          16,639        771,883
------------------------------------------------------------------------
Palomar Medical Technologies, Inc.(b)              17,900        906,993
========================================================================
                                                               1,678,876
========================================================================

HOME FURNISHINGS-0.21%

Tempur-Pedic International Inc.(b)(c)              53,302      1,090,559
========================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.44%

TXU Corp.                                          43,158      2,339,595
========================================================================

INDUSTRIAL CONGLOMERATES-0.59%

3M Co.                                             40,242      3,136,059
========================================================================

INDUSTRIAL MACHINERY-0.18%

Eaton Corp.                                        12,623        948,492
========================================================================

INTEGRATED OIL & GAS-2.65%

Exxon Mobil Corp.                                 158,335     12,133,211
------------------------------------------------------------------------
Marathon Oil Corp.                                 21,125      1,954,063
========================================================================
                                                              14,087,274
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


INTEGRATED TELECOMMUNICATION SERVICES-2.21%

CenturyTel, Inc.                                   26,894   $  1,174,192
------------------------------------------------------------------------
Integrated
  Telecommunicatiozx-(continued)Embarq Corp.      201,702     10,601,457
========================================================================
                                                              11,775,649
========================================================================

INTERNET SOFTWARE & SERVICES-0.12%

RealNetworks, Inc.(b)                              59,010        645,569
========================================================================

INVESTMENT BANKING & BROKERAGE-0.82%

Lehman Brothers Holdings Inc.                      56,080      4,380,970
========================================================================

IT CONSULTING & OTHER SERVICES-2.27%

Accenture Ltd.-Class A                            326,648     12,063,111
========================================================================

MANAGED HEALTH CARE-0.84%

Aetna Inc.                                         29,703      1,282,575
------------------------------------------------------------------------
UnitedHealth Group Inc.                            58,879      3,163,569
========================================================================
                                                               4,446,144
========================================================================

MARINE-0.76%

Overseas Shipholding Group, Inc.(c)                71,754      4,039,750
========================================================================

MOTORCYCLE MANUFACTURERS-0.28%

Harley-Davidson, Inc.                              21,306      1,501,434
========================================================================

MULTI-UTILITIES-0.36%

Alliant Energy Corp.                               50,267      1,898,585
========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.41%

Tidewater Inc.                                     45,488      2,199,800
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.31%

Arena Resources, Inc.(b)                           26,195      1,118,788
------------------------------------------------------------------------
VAALCO Energy, Inc.(b)                             81,765        551,914
========================================================================
                                                               1,670,702
========================================================================

OIL & GAS STORAGE & TRANSPORTATION-0.57%

Copano Energy LLC                                  28,163      1,679,923
------------------------------------------------------------------------
OMI Corp.                                          63,025      1,334,239
========================================================================
                                                               3,014,162
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.13%

JPMorgan Chase & Co.                              124,364      6,006,781
========================================================================

PHARMACEUTICALS-2.36%

Johnson & Johnson                                  86,663      5,721,491
------------------------------------------------------------------------
Merck & Co. Inc.                                  156,594      6,827,499
========================================================================
                                                              12,548,990
========================================================================

AIM Global Equity Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE-0.51%

Safety Insurance Group, Inc.                       53,771   $  2,726,727
========================================================================

PUBLISHING-1.88%

McGraw-Hill Cos., Inc. (The)                      147,077     10,004,177
========================================================================

RESTAURANTS-1.26%

McDonald's Corp.                                  151,505      6,716,217
========================================================================

SEMICONDUCTORS-1.45%

National Semiconductor Corp.                       63,919      1,450,961
------------------------------------------------------------------------
Texas Instruments Inc.(c)                         216,507      6,235,402
========================================================================
                                                               7,686,363
========================================================================

SPECIALIZED FINANCE-3.79%

CIT Group, Inc.                                   117,446      6,549,963
------------------------------------------------------------------------
Moody's Corp.                                     197,158     13,615,732
========================================================================
                                                              20,165,695
========================================================================

STEEL-0.18%

Commercial Metals Co.                              36,996        954,497
========================================================================

SYSTEMS SOFTWARE-0.95%

BMC Software, Inc.(b)                              44,866      1,444,685
------------------------------------------------------------------------
Microsoft Corp.                                   121,033      3,614,046
========================================================================
                                                               5,058,731
========================================================================

THRIFTS & MORTGAGE FINANCE-1.46%

Corus Bankshares, Inc.(c)                          78,863      1,819,369
------------------------------------------------------------------------
Countrywide Financial Corp.                        18,644        791,438
------------------------------------------------------------------------
Downey Financial Corp.                             25,318      1,837,581
------------------------------------------------------------------------
FirstFed Financial Corp.(b)(c)                     49,124      3,289,834
========================================================================
                                                               7,738,222
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


TOBACCO-0.09%

Reynolds American Inc.                              7,683   $    503,006
========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.17%

United Rentals, Inc.(b)                            36,140        919,040
========================================================================
    Total Domestic Common Stocks (Cost
      $224,697,016)                                          254,372,926
========================================================================

MONEY MARKET FUNDS-2.44%

Liquid Assets Portfolio-Institutional
  Class(d)                                      6,497,631      6,497,631
------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)        6,497,631      6,497,631
========================================================================
    Total Money Market Funds (Cost
      $12,995,262)                                            12,995,262
========================================================================
Total Investments (excluding investments
  purchased with cash collateral from
  securities loaned)-99.29% (Cost
  $462,007,099)                                              527,943,035

========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-8.38%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                  22,269,452     22,269,452
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(d)(e)                                  22,269,452     22,269,452
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $44,538,904)                                      44,538,904
========================================================================
TOTAL INVESTMENTS-107.67% (Cost $506,546,003)                572,481,939
========================================================================
OTHER ASSETS LESS LIABILITIES-(7.67)%                        (40,781,423)
========================================================================
NET ASSETS-100.00%                                          $531,700,516
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2006 was $207,462,468, which represented 39.02% of the Fund's Net Assets. See Note 1A.
(b) Non-income producing security.
(c) All or a portion of this security was out on loan at December 31, 2006.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $449,011,837)*     $514,947,773
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $57,534,166)                             57,534,166
===========================================================
    Total investments (cost $506,546,003)       572,481,939
===========================================================
Foreign currencies, at value (cost
  $3,215,271)                                     3,244,503
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  997,697
-----------------------------------------------------------
  Dividends                                         676,577
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               18,117
-----------------------------------------------------------
Other assets                                         39,841
===========================================================
    Total assets                                577,458,674
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            697,412
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 35,181
-----------------------------------------------------------
  Collateral upon return of securities loaned    44,538,904
-----------------------------------------------------------
Accrued distribution fees                           188,518
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            4,715
-----------------------------------------------------------
Accrued transfer agent fees                         187,215
-----------------------------------------------------------
Accrued operating expenses                          106,213
===========================================================
    Total liabilities                            45,758,158
===========================================================
Net assets applicable to shares outstanding    $531,700,516
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $458,337,378
-----------------------------------------------------------
Undistributed net investment income                 (84,463)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                      7,484,957
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              65,962,644
===========================================================
                                               $531,700,516
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $324,110,757
___________________________________________________________
===========================================================
Class B                                        $100,140,964
___________________________________________________________
===========================================================
Class C                                        $ 41,260,569
___________________________________________________________
===========================================================
Class R                                        $    170,151
___________________________________________________________
===========================================================
Institutional Class                            $ 66,018,075
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          19,675,848
___________________________________________________________
===========================================================
Class B                                           6,366,221
___________________________________________________________
===========================================================
Class C                                           2,627,117
___________________________________________________________
===========================================================
Class R                                              10,335
___________________________________________________________
===========================================================
Institutional Class                               3,976,759
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      16.47
-----------------------------------------------------------
  Offering price per share (Net asset value
    of $16.47 divided by 94.50%                $      17.43
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      15.73
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      15.71
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      16.46
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      16.60
___________________________________________________________
===========================================================

* At December 31, 2006, securities with an aggregate value of $42,710,410 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Equity Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $907,748)      $11,320,629
-------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $456,000)                          988,401
-------------------------------------------------------------------------
Interest                                                            3,281
=========================================================================
    Total investment income                                    12,312,311
=========================================================================

EXPENSES:

Advisory fees                                                   4,742,589
-------------------------------------------------------------------------
Administrative services fees                                      151,876
-------------------------------------------------------------------------
Custodian fees                                                    245,426
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         743,810
-------------------------------------------------------------------------
  Class B                                                         985,970
-------------------------------------------------------------------------
  Class C                                                         381,663
-------------------------------------------------------------------------
  Class R                                                             442
-------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                            1,159,832
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                               52,564
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          28,770
-------------------------------------------------------------------------
Other                                                             290,679
=========================================================================
    Total expenses                                              8,783,621
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (949,403)
=========================================================================
    Net expenses                                                7,834,218
=========================================================================
Net investment income                                           4,478,093
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes net gains from securities
    sold to affiliates of $596,551)                            57,592,758
-------------------------------------------------------------------------
  Foreign currencies                                              691,106
=========================================================================
                                                               58,283,864
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        19,947,372
-------------------------------------------------------------------------
  Foreign currencies                                              142,888
=========================================================================
                                                               20,090,260
=========================================================================
Net gain from investment securities and foreign currencies     78,374,124
=========================================================================
Net increase in net assets resulting from operations          $82,852,217
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  4,478,093    $  2,718,875
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  58,283,864      38,993,225
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           20,090,260      (6,320,465)
==========================================================================================
    Net increase in net assets resulting from operations        82,852,217      35,391,635
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (3,606,125)     (2,106,378)
------------------------------------------------------------------------------------------
  Class B                                                         (452,271)       (208,571)
------------------------------------------------------------------------------------------
  Class C                                                         (184,182)        (76,460)
------------------------------------------------------------------------------------------
  Class R                                                           (1,251)            (82)
------------------------------------------------------------------------------------------
  Institutional Class                                             (958,582)       (511,441)
==========================================================================================
    Total distributions from net investment income              (5,202,411)     (2,902,932)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (31,569,940)    (22,635,247)
------------------------------------------------------------------------------------------
  Class B                                                      (10,327,714)     (8,553,337)
------------------------------------------------------------------------------------------
  Class C                                                       (4,205,620)     (3,135,964)
------------------------------------------------------------------------------------------
  Class R                                                          (13,790)           (917)
------------------------------------------------------------------------------------------
  Institutional Class                                           (6,279,362)     (3,568,082)
==========================================================================================
    Total distributions from net realized gains                (52,396,426)    (37,893,547)
==========================================================================================
    Decrease in net assets resulting from distributions        (57,598,837)    (40,796,479)
==========================================================================================
Share transactions-net:
  Class A                                                       43,441,460      85,167,440
------------------------------------------------------------------------------------------
  Class B                                                         (723,229)     22,512,409
------------------------------------------------------------------------------------------
  Class C                                                        4,052,639      15,462,796
------------------------------------------------------------------------------------------
  Class R                                                          158,753          14,998
------------------------------------------------------------------------------------------
  Institutional Class                                           24,139,613      27,556,460
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               71,069,236     150,714,103
==========================================================================================
    Net increase in net assets                                  96,322,616     145,309,259
==========================================================================================

NET ASSETS:

  Beginning of year                                            435,377,900     290,068,641
==========================================================================================
  End of year (including undistributed net investment income
    of $(84,463) and $(82,588), respectively)                 $531,700,516    $435,377,900
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Equity Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Equity Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and

AIM Global Equity Fund

     ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM Global Equity Fund

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.975%
--------------------------------------------------------------------
Next $500 million                                             0.95%
--------------------------------------------------------------------
Next $500 million                                             0.925%
--------------------------------------------------------------------
Over $1.5 billion                                             0.90%
 ___________________________________________________________________
====================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
 __________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.75%, 2.50%, 2.50%, 2.00% and 1.50% of average daily net assets, respectively, through at least June 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund will also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $901,215.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $2,935.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual

AIM Global Equity Fund

rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2006, ADI advised the Fund that it retained $77,945 in front-end sales commissions from the sale of Class A shares and $0, $56,999, $7,322 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 6,224,197      $ 78,683,219      $ (78,409,785)        $   --         $ 6,497,631     $266,472       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                    --        42,241,818        (35,744,187)            --           6,497,631      144,402           --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class             6,224,197        42,458,377        (48,682,574)            --                  --      121,527           --
==================================================================================================================================
  Subtotal        $12,448,394      $163,383,414      $(162,836,546)        $   --         $12,995,262     $532,401       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $13,105,016      $212,499,583      $(203,335,147)        $   --         $22,269,452     $227,400       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            13,105,017       212,499,583       (203,335,148)            --          22,269,452      228,600           --
==================================================================================================================================
  Subtotal        $26,210,033      $424,999,166      $(406,670,295)        $   --         $44,538,904     $456,000       $   --
==================================================================================================================================
  Total
    Investments
    in
    Affiliates    $38,658,427      $588,382,580      $(569,506,841)        $   --         $57,534,166     $988,401       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $3,853,993, which resulted in net realized gains of $596,551, and securities purchases of $3,144,102.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $45,253.

AIM Global Equity Fund

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $5,441 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2006, securities with an aggregate value of $42,710,410 were on loan to brokers. The loans were secured by cash collateral of $44,538,904 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2006, the Fund received dividends on cash collateral investments of $456,000 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:

                                                                 2006           2005
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $21,208,449    $16,288,759
----------------------------------------------------------------------------------------
Long-term capital gain                                         36,390,388     24,507,720
========================================================================================
  Total distributions                                         $57,598,837    $40,796,479
________________________________________________________________________________________
========================================================================================

AIM Global Equity Fund


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  4,996,923
----------------------------------------------------------------------------
Undistributed long-term gain                                       4,989,156
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            63,409,541
----------------------------------------------------------------------------
Temporary book/tax differences                                       (32,482)
----------------------------------------------------------------------------
Shares of beneficial interest                                    458,337,378
============================================================================
  Total net assets                                              $531,700,516
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable to losses on wash sales and the recognition of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $26,708.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2006.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $801,457,369 and $784,504,712, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $67,364,392
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (3,981,559)
===============================================================================
Net unrealized appreciation of investment securities               $63,382,833
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $509,099,106.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and treatment of passive foreign investment companies, on December 31, 2006, undistributed net investment income was increased by $722,443, undistributed net realized gain (loss) was decreased by $722,443. This reclassification had no effect on the net assets of the Fund.

AIM Global Equity Fund

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                            CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                       2006(A)                        2005
                                                              -------------------------    --------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,252,161    $71,292,997     6,302,735    $100,523,346
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,197,789     19,259,215     2,562,627      39,213,094
---------------------------------------------------------------------------------------------------------------------
  Class C                                                        568,227      9,124,165     1,079,390      16,477,555
---------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                       9,394        158,927           886          14,000
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          1,276,659     21,729,210     1,722,429      27,801,575
=====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      2,024,428     33,180,370     1,487,148      23,199,495
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        649,805     10,169,462       548,316       8,213,781
---------------------------------------------------------------------------------------------------------------------
  Class C                                                        298,769      4,669,788       205,193       3,069,683
---------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                         918         15,041            64             998
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            433,909      7,163,832        62,149         975,742
=====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        554,881      9,322,967       621,024       9,831,861
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       (580,061)    (9,322,967)     (645,462)     (9,831,861)
=====================================================================================================================
Reacquired:(c)
  Class A                                                     (4,205,149)   (70,354,874)   (3,016,154)    (48,387,262)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,295,788)   (20,828,939)     (979,861)    (15,082,605)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                       (610,757)    (9,741,314)     (264,887)     (4,084,442)
---------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                        (927)       (15,215)           --              --
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (279,187)    (4,753,429)      (75,567)     (1,220,857)
=====================================================================================================================
                                                               4,295,071    $71,069,236     9,610,030    $150,714,103
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 24% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)  Class R shares commenced operations on October 31, 2005.
(c) Amount is net of redemption fees of $6,921, $2,279, $887, $2 and $1,220 for Class A, Class B, Class C, Class R and Institutional Class shares, respectively, for the year ended December 31, 2006 and $6,550, $2,495, $850 and $871 for Class A, Class B, Class C and Institutional Class shares, respectively, for the year ended December 31, 2005

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM Global Equity Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                2006           2005        2004        2003       2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.54       $  15.65    $  13.54    $   9.95    $ 11.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.19           0.15(a)    (0.02)(a)    (0.06)(a)   (0.02)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.73           1.34        2.93        3.79      (1.03)
========================================================================================================================
    Total from investment operations                              2.92           1.49        2.91        3.73      (1.05)
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.20)         (0.13)          -           -          -
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (1.79)         (1.47)      (0.80)      (0.14)         -
========================================================================================================================
    Total distributions                                          (1.99)         (1.60)      (0.80)      (0.14)         -
========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00        0.00        0.00          -
========================================================================================================================
Net asset value, end of period                                $  16.47       $  15.54    $  15.65    $  13.54    $  9.95
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  18.88%          9.43%      21.64%      37.51%     (9.55)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $324,111       $264,868    $182,416    $109,205    $68,335
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.45%(c)       1.50%       1.94%       2.00%      2.00%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.64%(c)       1.68%       1.96%       2.05%      2.05%
========================================================================================================================
Ratio of net investment income (loss) to average net assets       1.09%(c)       0.91%      (0.11)%     (0.50)%    (0.18)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                            166%           120%        115%        178%        80%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $297,524,023.

                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                2006          2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.92       $ 15.10    $ 13.15    $  9.71    $ 10.80
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.06          0.03(a)   (0.09)(a)   (0.11)(a)   (0.07)(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.62          1.28       2.84       3.69      (1.02)
=====================================================================================================================
    Total from investment operations                              2.68          1.31       2.75       3.58      (1.09)
=====================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.08)        (0.03)         -          -          -
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (1.79)        (1.46)     (0.80)     (0.14)         -
=====================================================================================================================
    Total distributions                                          (1.87)        (1.49)     (0.80)     (0.14)         -
=====================================================================================================================
Redemption fees added to shares of beneficial interest            0.00          0.00       0.00       0.00          -
=====================================================================================================================
Net asset value, end of period                                $  15.73       $ 14.92    $ 15.10    $ 13.15    $  9.71
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  18.02%         8.65%     21.06%     36.90%    (10.09)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $100,141       $95,379    $74,120    $62,424    $54,029
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.20%(c)      2.21%      2.44%      2.50%      2.50%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.39%(c)      2.39%      2.46%      2.55%      2.55%
=====================================================================================================================
Ratio of net investment income (loss) to average net assets       0.34%(c)      0.20%     (0.61)%    (1.00)%    (0.68)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                            166%          120%       115%       178%        80%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $98,596,965.

AIM Global Equity Fund

                                                                                     CLASS C
                                                              -----------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                               2006          2005       2004       2003      2002
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.89       $ 15.08    $ 13.14    $9.71     $ 10.79
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.06          0.03(a)   (0.09)(a) (0.11)(a)   (0.07)(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.63          1.27       2.83     3.68       (1.01)
===================================================================================================================
    Total from investment operations                             2.69          1.30       2.74     3.57       (1.08)
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.08)        (0.03)         -        -           -
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (1.79)        (1.46)     (0.80)   (0.14)          -
===================================================================================================================
    Total distributions                                         (1.87)        (1.49)     (0.80)   (0.14)          -
===================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00     0.00           -
===================================================================================================================
Net asset value, end of period                                $ 15.71       $ 14.89    $ 15.08    $13.14    $  9.71
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                 18.12%         8.58%     21.00%   36.79%     (10.01)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $41,261       $35,313    $20,375    $9,993    $ 4,551
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.20%(c)      2.21%      2.44%    2.50%       2.50%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.39%(c)      2.39%      2.46%    2.55%       2.55%
===================================================================================================================
Ratio of net investment income (loss) to average net assets      0.34%(c)      0.20%     (0.61)%  (1.00)%     (0.68)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                           166%          120%       115%     178%         80%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $38,166,354.

                                                                            CLASS R
                                                              -----------------------------------
                                                                                 OCTOBER 31, 2005
                                                                                   (DATE SALES
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2006                 2005
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $15.53               $16.07
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.12                 0.02(a)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           2.76                 1.03
=================================================================================================
    Total from investment operations                               2.88                 1.05
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.16)               (0.13)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (1.79)               (1.46)
=================================================================================================
    Total distributions                                           (1.95)               (1.59)
=================================================================================================
Redemption fees added to shares of beneficial interest             0.00                   --
=================================================================================================
Net asset value, end of period                                   $16.46               $15.53
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   18.62%                6.46%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  170               $   15
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.70%(c)             1.73%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.89%(c)             1.91%(d)
=================================================================================================
Ratio of net investment income to average net assets               0.84%(c)             0.68%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          166%                 120%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $88,512.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Global Equity Fund

                                                                        INSTITUTIONAL CLASS
                                                              ---------------------------------------
                                                                                       APRIL 30, 2004
                                                                   YEAR ENDED           (DATE SALES
                                                                  DECEMBER 31,         COMMENCED) TO
                                                              ---------------------     DECEMBER 31
                                                               2006          2005           2004
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.64       $ 15.73       $ 13.98
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.23          0.23(a)       0.07(a)
-----------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.79          1.34          2.48
=====================================================================================================
    Total from investment operations                             3.02          1.57          2.55
=====================================================================================================
Less distributions:
  Dividends from net investment income                          (0.27)        (0.21)            -
-----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (1.79)        (1.45)        (0.80)
=====================================================================================================
    Total distributions                                         (2.06)        (1.66)        (0.80)
=====================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00          0.00
=====================================================================================================
Net asset value, end of period                                $ 16.60       $ 15.64       $ 15.73
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                 19.40%         9.97%        18.39%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $66,018       $39,803       $13,158
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.03%(c)      0.99%         1.18%(d)
-----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.22%(c)      1.17%         1.20%(d)
=====================================================================================================
Ratio of net investment income to average net assets             1.50%(c)      1.42%         0.65%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(e)                                        166%          120%          115%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $52,043,535.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose

AIM Global Equity Fund
monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Global Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM Global Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Equity Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2007
Houston, Texas

AIM Global Equity Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

       FEDERAL AND STATE INCOME TAX

       Long-Term Capital Gain Dividends           $36,390,388
       Qualified Dividend Income*                       30.00%
       Corporate Dividends Received Deduction*          12.25%

      * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

       NON-RESIDENT ALIEN SHAREHOLDERS

       Qualified Short-Term Gains                 $16,006,038
       Qualified Interest Income**                       1.53%

      ** The above percentage is based on income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 are 47.28%, 53.29%, 53.69%, and 52.06%, respectively.

AIM Global Equity Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 110 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

 Martin L. Flanagan(1) -- 1960    2007       Director, Chief Executive Officer and     None
 Trustee                                     President, AMVESCAP PLC (parent of AIM
                                             and a global investment management
                                             firm); Chairman, A I M Advisors, Inc.
                                             (registered investment advisor); and
                                             Director, Chairman, Chief Executive
                                             Officer and President, AVZ Inc. (holding
                                             company); INVESCO North American
                                             Holdings, Inc. (holding company);
                                             Chairman and President, AMVESCAP Group
                                             Services, Inc. (service provider);
                                             Trustee, The AIM Family of Funds(R);
                                             Chairman, Investment Company Institute;
                                             and Member of Executive Board, SMU Cox
                                             School of Business

                                             Formerly: President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

 Robert H. Graham(2) -- 1946      1988       Director and Chairman, A I M Management   None
 Trustee and Vice Chair                      Group Inc. (financial services holding
                                             company); Director and Vice Chairman,
                                             AMVESCAP PLC; Chairman, AMVESCAP
                                             PLC -- AIM Division (parent of AIM and a
                                             global investment management firm) and
                                             Trustee and Vice Chair of The AIM Family
                                             of Funds--Registered Trademark--

                                             Formerly: President and Chief Executive
                                             Officer, A I M Management Group Inc.;
                                             Director, Chairman and President, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered
                                             investment advisor), A I M Distributors,
                                             Inc. (registered broker dealer), AIM
                                             Investment Services, Inc., (registered
                                             transfer agent), and Fund Management
                                             Company (registered broker dealer);
                                             Chief Executive Officer, AMVESCAP
                                             PLC -- Managed Products; and President
                                             and Principal Executive Officer of The
                                             AIM Family of Funds--Registered
                                             Trademark--
-------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(3) -- 1954      2006       Director, Chief Executive Officer and     None
 Trustee, President and                      President, A I M Management Group Inc.,
 Principal                                   AIM Mutual Fund Dealer Inc. (registered
 Executive Officer                           broker dealer), AIM Funds Management
                                             Inc. (registered investment advisor) and
                                             1371 Preferred Inc. (holding company);
                                             Director and President, A I M Advisors,
                                             Inc., INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Capital Management, Inc. and A I M
                                             Distributors, Inc.; Director and
                                             Chairman, AIM Investment Services, Inc.,
                                             Fund Management Company and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, AVZ Callco Inc. (holding
                                             company); AMVESCAP Inc. (holding
                                             company) and AIM Canada Holdings Inc.
                                             (holding company); Director and Chief
                                             Executive Officer, AIM Trimark Corporate
                                             Class Inc. (formerly AIM Trimark Global
                                             Fund Inc.) (corporate mutual fund
                                             company) and AIM Trimark Canada Fund
                                             Inc. (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             Powershares Capital Management LLC

                                             Formerly: President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; Executive Vice
                                             President and Chief Operations Officer,
                                             AIM Funds Management Inc.; President,
                                             AIM Trimark Global Fund Inc. and AIM
                                             Trimark Canada Fund Inc.; and Director,
                                             Trimark Trust (federally regulated
                                             Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944        2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
 Trustee and Chair                           (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936             2003       Retired                                   None
 Trustee
-------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939          1985       Retired                                   Badgley Funds, Inc. (registered
 Trustee                                                                               investment company (2 portfolios))
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

 James T. Bunch -- 1942           2003       Founder, Green, Manning & Bunch Ltd.,     None
 Trustee                                     (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

 Albert R. Dowden -- 1941         2001       Director of a number of public and        None
 Trustee                                     private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Cortland Trust, Inc.
                                             (Chairman) (registered investment
                                             company (3 portfolios)); Annuity and
                                             Life Re (Holdings), Ltd. (insurance
                                             company); CompuDyne Corporation
                                             (provider of products and services to
                                             the public security market); and
                                             Homeowners of America Holding
                                             Corporation (property casualty company)

                                             Formerly: Director, President and Chief
                                             Executive Officer, Volvo Group North
                                             America, Inc.; Senior Vice President, AB
                                             Volvo; and Director of various
                                             affiliated Volvo companies; and
                                             Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------

 Jack M. Fields -- 1952           2001       Chief Executive Officer, Twenty First     Administaff, and Discovery Global
 Trustee                                     Century Group, Inc. (government affairs   Education Fund
                                             company); and Owner, Dos Angelos Ranch,   (non-profit)
                                             L.P.
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

 Carl Frischling -- 1937          2001       Partner, law firm of Kramer Levin         Cortland Trust, Inc. (registered
 Trustee                                     Naftalis and Frankel LLP                  investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------

 Prema Mathai-Davis -- 1950       2001       Formerly: Chief Executive Officer, YWCA   None
 Trustee                                     of the USA
-------------------------------------------------------------------------------------------------------------------------

 Lewis F. Pennock -- 1942         2001       Partner, law firm of Pennock & Cooper     None
 Trustee
-------------------------------------------------------------------------------------------------------------------------

 Ruth H. Quigley -- 1935          1977       Retired                                   None
 Trustee
-------------------------------------------------------------------------------------------------------------------------

 Larry Soll -- 1942               2003       Retired                                   None
 Trustee
-------------------------------------------------------------------------------------------------------------------------

 Raymond Stickel, Jr. -- 1944     2005       Retired                                   Director, Mainstay VP Series
 Trustee                                     Formerly: Partner, Deloitte & Touche      Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(3) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Global Equity Fund

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958          2005       Senior Vice President and Senior Officer  N/A
 Senior Vice President and                   of The AIM Family of Funds--Registered
 Senior Officer                              Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962             2006       Director, Senior Vice President,          N/A
 Senior Vice President, Chief                Secretary and General Counsel, A I M
 Legal Officer and Secretary                 Management Group Inc. and A I M
                                             Advisors, Inc.; Director, Vice President
                                             and Secretary, INVESCO Distributors,
                                             Inc.; Vice President and Secretary,
                                             A I M Capital Management, Inc., AIM
                                             Investment Services, Inc., and Fund
                                             Management Company; Senior Vice
                                             President and Secretary, A I M
                                             Distributors, Inc.; Director and Vice
                                             President, INVESCO Funds Group Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, Powershares Capital Management
                                             LLC

                                             Formerly: Chief Operating Officer,
                                             Senior Vice President, General Counsel,
                                             and Secretary, Liberty Ridge Capital,
                                             Inc. (an investment adviser); Vice
                                             President and Secretary, PBHG Funds (an
                                             investment company); Vice President and
                                             Secretary, PBHG Insurance Series Fund
                                             (an investment company); General Counsel
                                             and Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959         2004       Global Compliance Director, AMVESCAP      N/A
 Vice President                              PLC; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956          2003       Senior Vice President and General
 Vice President                              Counsel, AMVESCAP PLC; Director, INVESCO
                                             Funds Group, Inc.; and Vice President of
                                             The AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Director, Vice President and    N/A
                                             General Counsel, Fund Management
                                             Company; Director, Senior Vice
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Director and Vice
                                             President, INVESCO Distributors, Inc.;
                                             Senior Vice President, A I M
                                             Distributors, Inc.; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Chief
                                             Executive Officer and President, INVESCO
                                             Funds Group, Inc.; and Senior Vice
                                             President, and General Counsel, Liberty
                                             Financial Companies, Inc. and Senior
                                             Vice President and General Counsel
                                             Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------------

 Sidney M. Dilgren -- 1961        2004       Vice President and Fund Treasurer, A I M  N/A
 Vice President, Principal                   Advisors, Inc.; and Vice President,
 Financial Officer and Treasurer             Treasurer and Principal Officer of The
                                             AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Senior Vice President, AIM
                                             Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960        2004       Director of Cash Management, Managing     N/A
 Vice President                              Director and Chief Cash Management
                                             Officer, A I M Capital Management, Inc;
                                             Director and President, Fund Management
                                             Company; and Vice President, A I M
                                             Advisors, Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); and
                                             President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust Only)
                                             Formerly: Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967          2005       Anti-Money Laundering Compliance          N/A
 Anti-Money Laundering                       Officer, A I M Advisors, Inc., A I M
 Compliance Officer                          Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc., Fund Management
                                             Company and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958         2006       Senior Vice President, A I M Management   N/A
 Chief Compliance Officer                    Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc.; Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; Vice President and Chief
                                             Compliance Officer, A I M Capital
                                             Management, Inc.; and Vice President,
                                             A I M Distributors, Inc., AIM Investment
                                             Services, Inc. and Fund Management
                                             Company

                                             Formerly: Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; Chief Compliance Officer
                                             and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management; and
                                             Chief Compliance Officer, Chief
                                             Operating Officer and Deputy General
                                             Counsel, American General Investment
                                             Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

                                   [EDELIVERY
                                  GO PAPERLESS
                          AIMINVESTMENTS.COM/EDELIVERY
                                    GRAPHIC]

REGISTER FOR EDELIVERY

eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?

Register for eDelivery to:

-    save your Fund the cost of printing and postage.

-    reduce the amount of paper you receive.

-    gain access to your documents faster by not waiting for the mail.

-    view your documents online anytime at your convenience.

- save the documents to your personal computer or print them out for your records.

HOW DO I SIGN UP?

It's easy. Just follow these simple steps:

1.   Log in to your account.

2.   Click on the "Service Center" tab.

3.   Select "Register for eDelivery" and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.

If used after April 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $463 billion in assets under management as of December 31, 2006.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

AIMinvestments.com                  GEQ-AR-1            A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

        Exchange-                         College  Separately
Mutual    Traded   Retirement             Savings    Managed   Offshore     Cash
 Funds    Funds     Products   Annuities   Plans    Accounts   Products  Management
------  ---------  ----------  ---------  -------  ----------  --------  ----------


                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                                      AIM GROWTH
                                                                 ALLOCATION FUND

                               Annual Report to Shareholders - December 31, 2006

                               [COVER GLOBE IMAGE]

AIM ALLOCATION
SOLUTIONS

Table of Contents

Supplemental Information ................................................      2
Letters to Shareholders .................................................      4
Performance Summary .....................................................      6
Management Discussion ...................................................      6
Long-term Fund Performance ..............................................      8
Fund Expenses ...........................................................     10
Approval of Advisory Agreement ..........................................     11
Schedule of Investments .................................................    F-1
Financial Statements ....................................................    F-2
Notes to Financial Statements ...........................................    F-5
Financial Highlights ....................................................   F-10
Auditor's Report ........................................................   F-16
Tax Disclosures .........................................................   F-17
Trustees and Officers ...................................................   F-18



                           [AIM INVESTMENT SOLUTIONS]

                    [GRAPHIC]      [GRAPHIC]      [GRAPHIC]
                     [DOMESTIC   [INTERNATIONAL/    [SECTOR
                     EQUITY]     GLOBAL EQUITY]    EQUITY]

                     [GRAPHIC]    [GRAPHIC]      [GRAPHIC]
                      [FIXED    [ALLOCATION   [DIVERSIFIED
                     INCOME]     SOLUTIONS]    PORTFOLIOS]

                             [AIM INVESTMENTS LOGO]
                            - REGISTERED TRADEMARK -

AIM Growth Allocation Fund

AIM GROWTH ALLOCATION FUND SEEKS LONG-TERM GROWTH OF CAPITAL CONSISTENT WITH A HIGHER LEVEL OF RISK RELATIVE TO THE BROAD STOCK MARKET.

- Unless otherwise stated, information presented in this report is as of December 31, 2006, and is based on total net assets.

ABOUT SHARE CLASSES

- Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans, except for plans that have existing accounts invested in Class B shares.

- Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

PRINCIPAL RISKS OF INVESTING IN THE FUND

- The Fund is a "fund of funds," which means that it invests its assets in other underlying mutual funds advised by A I M Advisors, Inc.

- Investors will bear not just their share of the Fund's operational expenses but also, indirectly, the operating expenses of the underlying funds.

- The advisor may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds at its discretion.

- The advisor has the ability to select and substitute the underlying funds in which the Fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary of the Fund, the advisor is required to act in the Fund's best interest when selecting the underlying funds.

- There is risk that the advisor's evaluations and assumptions regarding the Funds' broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assur- ance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investments from the underlying funds at a time that is unfavorable to the Fund.

PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

- Some of the underlying funds may invest in smaller companies. This involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

- The underlying funds may invest in lower quality debt securities, commonly known as "junk bonds." Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

- The Fund may invest in funds that invest in real estate investment trusts (REITs) that present risks not associated with investing in stocks.

- Investing in emerging markets involves greater risks than investing in more established markets. Risks for emerging markets include risks relating to the relatively smaller size and lesser liquidity of these markets, high inflation rates, adverse political developments and lack of timely information.

- Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including some directly involving the companies whose securities are owned by the underlying funds. These factors include general economic and market conditions, regional or global economic instability and currency and interest rate fluctuations.

- The underlying funds may use enhanced investment techniques such as leveraging and derivatives. Leveraging entails special risks such as magnifying changes in the value of the portfolio's securities. Derivatives are subject to counter party risk-the risk that the other party will not complete the transaction with the fund.

- An underlying fund in which the Fund invests could conceivably hold real estate directly if a company defaults on debt securities the underlying fund owns. In that event, an investment in the underlying fund may have additional risks relating to direct ownership in real estate, including difficulties in valuating and trading real estate, declines in the value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FUND NASDAQ SYMBOLS

Class A Shares   AADAX
Class B Shares   AAEBX
Class C Shares   AADCX

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

- Certain of the underlying funds may engage in active and frequent trading of securities to achieve their investment objectives. This may cause them to incur increased costs, which may lower the actual return of the underlying funds. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.

- The value of convertible securities in which an underlying fund may invest may be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted.

- The underlying funds may invest a portion of their assets in debt securities such as notes and bonds. The value of debt securities and the income they generate may be affected by changing interest rates and by changes in effective maturities and credit ratings of the securities.

- Some underlying funds may invest in "value" stocks which can continue to be inexpensive for long periods of time and may not ever realize their full value.

- There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.

- Some underlying funds may invest in "growth" stocks which may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential.

ABOUT INDEXES USED IN THIS REPORT

- The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

- The Custom Growth Allocation Index used in this report is composed of 70% Russell 3000 Index, 25% MSCI EAFE Index, and 5% Lehman Brothers High Yield Index.

- The unmanaged Russell 3000 --REGISTERED TRADEMARK-- Index is an index of common stocks that measures performance of the largest 3,000 U.S. companies based on market capitalization. The Russell 3000 --REGISTERED TRADEMARK-- Index is a trademark/service mark of the Frank Russell Company. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Company.

- The unmanaged MSCI Europe, Australasia and the Far East Index (the MSCI EAFE --registered trademark--) is a group of foreign securities tracked by Morgan Stanley Capital International.

- The unmanaged Lehman Brothers High Yield Index, which represents the performance of high-yield debt securities, is compiled by Lehman Brothers, a global investment bank.

- The unmanaged Lipper Multi-Cap Core Funds Index represents an average of the performance of the 30 largest multi-capitalization core funds tracked by Lipper Inc., an independent mutual fund performance monitor.

- The unmanaged Lehman U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

- The returns shown in the management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

AIM Growth Allocation Fund

                                 [TAYLOR PHOTO]

                                  Philip Taylor

Dear Shareholders of The AIM Family of Funds --REGISTERED TRADEMARK--:

I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the year ended December 31, 2006, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

     In the United States and around the globe, most major stock market indexes rose in 2006. U.S. stocks benefited from continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve, among other factors. Global markets also enjoyed a good year, while all major fixed-income indexes produced positive annual returns.

     As I write this letter, the consensus outlook for the economy remains positive. But we all know that markets are unpredictable and subject to sudden changes based on geopolitical or economic developments. At AIM Investments --REGISTERED TRADEMARK--, we believe investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments offers a broad product line that gives your financial advisor options to build a portfolio that's right for you regardless of market conditions. Our product line includes a comprehensive range of mutual funds, including domestic, global and international equity funds; taxable and tax-exempt fixed-income funds; and a variety of allocation portfolios--with risk and return characteristics to match your needs. We maintain this extensive set of product solutions because we believe in the value of diversified investment portfolios.

     To provide you even more investment options, we recently launched AIM Independence Funds, six new target maturity funds that combine AIM retail mutual funds and PowerShares --REGISTERED TRADEMARK-- exchange-traded funds (ETFs) as underlying investment options. ETFs are relatively low cost and potentially tax-efficient funds that trade like individual stocks. These AIM Independence Funds are intended to provide broad diversification and risk/reward levels that change as your target retirement date nears. Your financial advisor can provide you with more information about the new AIM Independence Funds.

     At AIM Investments, we believe in the value of working with a trusted financial advisor. Your financial advisor can help you build a diversified investment portfolio, making periodic adjustments as market conditions and your investment goals change. While there are no guarantees with any investment program, a long-term plan matched to your financial goals, risk tolerance and time horizon offers the potential to keep you and your investments on track--and your financial advisor can provide you with valuable information and advice.

     I also invite you to visit us on the Internet at AIMinvestments.com. Our Web site allows you to access your account information, review fund performance, learn more about your fund's investment strategies and obtain general investing information--whenever it's convenient for you.

OUR COMMITMENT TO YOU

While we're committed to maintaining a comprehensive, easy-to-navigate Web site, we're even more committed to providing excellent customer service. Our highly trained, courteous client services representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

     All of us at AIM Investments are committed to helping you achieve your financial goals. We work every day to earn your trust, and are grateful for the confidence you've placed in us.

Sincerely,


/s/ PHILIP TAYLOR
-------------------------------------
Philip Taylor
President - AIM Funds
CEO, AIM Investments

February 9, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Growth Allocation Fund

                                [CROCKETT PHOTO]

                                Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

     The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the equity and fixed-income AIM Funds improved to 15.08% for the one-year period ended December 31, 2006, as compared to 9.13% for the one-year period ended December 31, 2005, and 11.20% for the one-year period ended December 31, 2004.(1) The asset-weighted absolute performance for the AIM money market funds was 4.84% for the one-year period ended December 31, 2006, as compared to 3.04% for the one-year period ended December 31, 2005, and 1.23% for the one-year period ended December 31, 2004.(2)

     In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds' performance, attract new assets and reduce costs. The asset class subcommittees of your Board's Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

     On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I'll report more on these steps once they're completed.

     Another major Board initiative for early 2007 is the revision of the AIM Funds' proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

     While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar Inc. is a leading provider of independent mutual fund investment research) included a review of AIM's progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I'm looking forward to a return visit to Morningstar this year to review AIM Funds' performance and governance ratings.

     Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

     I'd like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,


/S/ BRUCE L. CROCKETT
-------------------------------------
Bruce L. Crockett
Independent Chair
AIM Funds Board

February 9, 2007

(1) Past performance is no guarantee of future results. The asset-weighted absolute performance for the equity and fixed-income AIM Funds is derived by taking the one-year cumulative total return for each share class of each AIM Fund in existence as of December 31, 2006, (excluding money market funds) and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

(2) Past performance is no guarantee of future results. The asset-weighted absolute performance for the AIM money market funds is derived by taking the one-year cumulative total return for each share class of each AIM money market fund in existence as of December 31, 2006, and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

AIM Growth Allocation Fund

Management's discussion of Fund Performance

PERFORMANCE SUMMARY

For the year ended December 31, 2006, Class A shares of AIM Growth Allocation Fund produced positive performance at net asset value and outperformed the broad stock market, as represented by the S&P 500 Index.

     The Fund benefited from its broad diversification during the year, with exposure to a number of areas of the market that performed particularly well. The Fund's holdings in international stocks, real estate and small-cap stocks helped the Fund outperform the broad market. The Fund underper-formed the Custom Growth Allocation Index, which approximates the performance of the types of holdings owned by the Fund's underlying funds. This underperformance was mainly due to the relative underperformance of underlying funds within the large-cap growth, multi-cap core and international large-cap core spaces.

     Your Fund's long-term performance appears on pages 8-9.

FUND VS. INDEXES

Total returns, 12/31/05-12/31/06, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares                                          16.63%
Class B Shares                                          15.76
Class C Shares                                          15.77
Class R Shares                                          16.34
S&P 500 Index (Broad Market Index)                      15.78
Custom Growth Allocation Index (Style-Specific Index)   18.15
Lipper Multi-Cap Core Funds Index (Peer Group Index)    14.14

SOURCE: A I M MANAGEMENT GROUP INC., LIPPER INC.

HOW WE INVEST

AIM Growth Allocation Fund is intended for investors with a relatively high risk tolerance. The Fund invests in 11 underlying funds diversified among asset classes (stocks and bonds), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (small, mid and large). These underlying funds include 10 stock funds, which represent 95% of the portfolio, and one bond fund, which represents the remaining 5% of the portfolio.

     During the year we restructured the portfolio by adding two products which were not available for consideration during the development of the AIM Asset Allocation Solutions Funds. The addition of AIM Structured Value Fund and AIM Structured Growth Fund was implemented in an attempt to improve diversification and reduce manager specific risk. The new funds assist in leveraging the investment management expertise of our various fund management teams.

     While no fund can guarantee positive performance, the broad portfolio diversification provides exposure to areas of the market that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.

     We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.

     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund

The U.S. economy continued to show clear signs of deceleration in the pace of its expan-

                                                                     (continued)

PORTFOLIO COMPOSITION

                                                                       TARGET     % OF TOTAL NET ASSETS
ASSET CLASS                     FUND                                 ALLOCATION       AS OF 12/31/06
-----------                     ----                                 ----------   ---------------------
Mid Cap Growth                  AIM Dynamics Fund                       5.00%              5.06%
Taxable Non-Investment Grade    AIM High Yield Fund                     5.00               4.83
International/Global Blend      AIM International Core Equity Fund     12.50              12.39
International/Global Blend      AIM International Growth Fund          12.50              12.84
Large Cap Basic Value Fund      AIM Large Cap Basic Value Fund          8.75               8.80
Large Cap Growth Fund           AIM Large Cap Growth Fund              10.00               9.82
Sector                          AIM Multi-Sector Fund                  12.50              12.39
Real Estate                     AIM Real Estate Fund                    5.00               5.17
Small Cap                       AIM Small Cap Growth Fund              10.00              10.14
Large Cap Growth                AIM Structured Growth Fund             10.00               9.91
Large Cap Value                 AIM Structured Value Fund               8.75               8.63
Other Assets Less Liabilities                                                              0.02
Total Net Assets                                                                     $442.18 million

The Fund purchases Institutional Class shares of the underlying funds. Institutional Class shares have no sales charge. The Fund's holdings are subject to change and there is no assurance that the Fund will continue to hold any particular fund.

AIM Growth Allocation Fund

sion by the end of 2006. Growth in real gross domestic product (GDP) slipped to a 2.0% annual rate in the third quarter, down from a 2.6% in the second quarter and from a surprisingly strong 5.6% in the first quarter. The slowdown was mostly attributable to the softening in the housing sector, which makes up about 5% of the total economy. However, the deceleration in homebuilding had not yet noticeably impacted the other sectors of the economy, as consumer spending and business investment remained solid.

     In the equity market, the S&P 500 Index finished the year with a return of 15.78% marking this as one of the larger spans on record in which the market has not experienced a significant correction. In 2006, and in four out of the last five years, small caps outperformed large caps. Foreign stocks also continued their trend of the past few years by outperforming U.S. domestic stocks by 10.56% for the year (as measured by MSCI EAFE Index vs. S&P 500 Index). In terms of investment styles, value once again outperformed growth, making it the 7th consecutive year of outperformance.

     In 2006, the bond market was characterized by low volatility. While there was more price movement during the first few months, the second half of the year was calmer due to a fairly complacent market. The Lehman Brothers Aggregate Bond Index delivered a total return of 4.33% in 2006, rebounding from 2005's 2.43%, but still trailed the index's historical average annual return of 8.84% since 1976. The U.S. high yield market continued to perform well due to solid corporate profitability, low defaults and demand for higher yield from investors. The Lehman Brothers High Yield Index finished the year by outperforming its historical average annual return of 10.04%, since 1983, with a return of 11.85% for the year.

     All 11 of the underlying funds contributed positively to Fund performance on an absolute basis for the period. Within the Fund's 95% equity component, AIM International Growth Fund and AIM International Core Equity Fund were the leading contributors, due in part to the strength of the international stock markets. AIM Real Estate Fund also made a healthy contribution to results as the REIT market was one of the best performing markets for the year. AIM International Growth Fund and AIM Real Estate Fund also contributed the most to the Fund's performance on a relative basis when compared with the components of the Fund's custom style-specific index. Conversely, AIM Large Cap Growth Fund and AIM Multi Sector Fund were the largest detractors from relative performance for the year.

     The Fund's only fixed income holding, AIM High Yield Fund was a relative detractor from performance during the year.

IN CLOSING

We remain committed to our asset allocation strategies, and as always, we thank you for your continued investment in AIM Growth Allocation Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

     See important Fund and index disclosures on the inside front cover.

                                 [WENDLER PHOTO]

Gary Wendler Director of Product Line Strategy and Investment Services, is manager of AIM Growth Allocation Fund. He began his career in the investment industry in 1986 and joined AIM in 1995. Mr. Wendler earned a B.B.A in finance from Texas A&M University.

                                               FOR A PRESENTATION OF YOUR FUND'S
                                               LONG-TERM PERFORMANCE, PLEASE SEE
                                               PAGES 8-9.

AIM Growth Allocation Fund

Your Fund's long-term performance

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 04/30/04

               AIM              AIM              AIM              AIM
              Growth           Growth           Growth           Growth
         Allocation Fund  Allocation Fund  Allocation Fund  Allocation Fund                   Custom Growth   Lipper Multi-Cap
Date     -Class A Shares  -Class B Shares  -Class C Shares  -Class R Shares  S&P 500 Index  Allocation Index  Core Funds Index
----     ---------------  ---------------  ---------------  ---------------  -------------  ----------------  ----------------
4/30/04       $ 9450           $10000           $10000           $10000          $10000          $10000            $10000
   5/04         9582            10130            10130            10140           10137           10098             10120
   6/04         9819            10380            10380            10390           10334           10305             10344
   7/04         9356             9880             9880             9891            9992            9955              9920
   8/04         9337             9860             9860             9881           10032           10005              9912
   9/04         9592            10120            10120            10141           10141           10185             10124
  10/04         9800            10330            10330            10351           10296           10398             10277
  11/04        10329            10879            10879            10911           10712           10920             10793
  12/04        10691            11260            11260            11298           11077           11320             11172
   1/05        10444            10990            10990            11027           10807           11057             10918
   2/05        10738            11301            11301            11348           11034           11355             11139
   3/05        10520            11060            11060            11107           10839           11133             10964
   4/05        10254            10779            10779            10836           10633           10893             10665
   5/05        10586            11120            11120            11177           10971           11193             11102
   6/05        10776            11310            11310            11379           10987           11296             11224
   7/05        11194            11741            11741            11810           11395           11717             11700
   8/05        11204            11741            11741            11820           11291           11714             11647
   9/05        11356            11891            11891            11981           11383           11910             11752
  10/05        11119            11640            11640            11730           11193           11663             11509
  11/05        11537            12071            12071            12172           11616           12056             11952
  12/05        11787            12327            12317            12429           11620           12208             12091
   1/06        12443            12996            12997            13111           11928           12690             12540
   2/06        12376            12925            12926            13049           11960           12704             12490
   3/06        12684            13239            13240            13376           12109           12966             12769
   4/06        12916            13472            13473            13610           12271           13223             12927
   5/06        12385            12905            12906            13049           11918           12799             12479
   6/06        12365            12884            12875            13028           11934           12812             12442
   7/06        12317            12834            12825            12977           12008           12842             12293
   8/06        12539            13047            13048            13202           12293           13161             12584
   9/06        12742            13249            13241            13416           12610           13382             12854
  10/06        13204            13726            13717            13895           13020           13858             13332
  11/06        13571            14101            14092            14282           13268           14185             13648
  12/06        13748            13973            14263            14459           13454           14423             13801

                               Sources: A I M Management Group Inc., Lipper Inc.

AIM Growth Allocation Fund

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/06, including applicable sales charges

Class A Shares
Inception (4/30/04)   12.66%
   1 Year             10.23

Class B Shares
Inception (4/30/04)   13.34%
   1 Year             10.76

Class C Shares
Inception (4/30/04)   14.22%
   1 Year             14.77

Class R Shares
Inception (4/30/04)   14.80%
   1 Year             16.34

CUMULATIVE TOTAL RETURNS

6 months ended 12/31/06, excluding applicable sales charges

Class A Shares   11.17%
Class B Shares   10.76
Class C Shares   10.76
Class R Shares   10.97

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

AIM Growth Allocation Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

     In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

                                                         HYPOTHETICAL
                                                   (5% ANNUAL RETURN BEFORE
                                ACTUAL                     EXPENSES)
                      --------------------------  --------------------------
         BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
SHARE  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
CLASS     (7/1/06)    (12/31/06)(1)   PERIOD(2)     (12/31/06)    PERIOD(2)      RATIO
-----  -------------  -------------  -----------  -------------  -----------  ----------
A        $1,000.00      $1,111.70       $2.50       $1,022.84       $2.40        0.47%
B         1,000.00       1,107.60        6.48        1,019.06        6.21        1.22
C         1,000.00       1,107.60        6.48        1,019.06        6.21        1.22
R         1,000.00       1,109.70        3.83        1,021.58        3.67        0.72

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Growth Allocation Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM Growth Series (the "Board") oversees the management of AIM Growth Allocation Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2006.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms' length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made a recommendation to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendation to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

     Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund's performance, advisory fees, expense limitations and/or fee waivers.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past calendar year against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance was above the median performance of such comparable funds for the one year period. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past calendar year against the performance of the Lipper Multi-Cap Core Index. The Board noted that the Fund's performance was above the performance of such Index for the one year period. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and it was necessary to change the Fund's portfolio management team at this time.

Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- Meetings with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Fees relative to those of comparable funds with other advisors. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2007 in an amount necessary to limit other expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through June 30, 2007. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Investments in affiliated money market funds. Not applicable because the Fund does not invest in affiliated money market funds.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the

AIM Growth Allocation Fund

Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation.

- Profitability of AIM and its affiliates. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of invest-ment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board's approval of the continuance of the Advisory Agreement for the Fund.

Supplement to Annual Report dated 12/31/06

AIM GROWTH ALLOCATION FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

NASDAQ Symbol   AADIX

Average Annual Total Returns

For periods ended 12/31/06

Inception (4/30/04)   15.41%
1 Year                16.98
6 Months*             11.35

*    Cumulative total return that has not been annualized

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE (NAV). PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES PRIMARILY DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

     PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NAV. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE THE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246 OR VISIT AIMINVESTMENTS.COM.

Over for information on your Fund's expenses.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                         [AIM INVESTMENTS LOGO]
                                                        --REGISTERED TRADEMARK--

AIMINVESTMENTS.COM              GAL-INS-1               A I M Distributors, Inc.

Information about your Fund's expenses

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

     In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006 appears in the table on the front of this supplement.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

                                                                      HYPOTHETICAL
                                                                      (5% ANNUAL
                                           ACTUAL               RETURN BEFORE EXPENSES)
                                ---------------------------   ---------------------------
                  BEGINNING         ENDING        EXPENSES        ENDING        EXPENSES    ANNUALIZED
SHARE           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
CLASS              (7/1/06)     (12/31/06)(1)    PERIOD(2)      (12/31/06)     PERIOD(2)       RATIO
-----           -------------   -------------   -----------   -------------   -----------   ----------
Institutional     $1,000.00       $1,113.50        $0.75        $1,024.50        $0.71         0.14%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

AIMINVESTMENTS.COM              GAL-INS-1               A I M Distributors, Inc.

AIM Growth Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2006

                                                                                             CHANGE IN
                                                                                             UNREALIZED
                                                  VALUE       PURCHASES       PROCEEDS      APPRECIATION      REALIZED
                                                12/31/05       AT COST       FROM SALES    (DEPRECIATION)   GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS IN AFFILIATED
  ISSUERS-99.98%(A)

AIM Dynamics Fund-Institutional
  Class-5.06%(b)                               $12,362,046   $  8,014,191   $   (640,295)    $2,512,113     $   140,425
------------------------------------------------------------------------------------------------------------------------
AIM High Yield Fund-Institutional Class-4.83%  11,619,192       9,366,388       (275,217)       653,466           6,178
------------------------------------------------------------------------------------------------------------------------
AIM International Core Equity
  Fund-Institutional Class-12.39%              31,479,985      20,842,572     (4,538,973)     5,867,095       2,627,933
------------------------------------------------------------------------------------------------------------------------
AIM International Growth Fund-Institutional
  Class-12.84%                                 32,514,963      19,023,439     (5,100,511)     8,628,966       1,873,216
------------------------------------------------------------------------------------------------------------------------
AIM Large Cap Basic Value Fund-Institutional
  Class-8.80%                                  42,230,221      26,042,933    (31,794,125)    (1,226,636)      5,510,219
------------------------------------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund-Institutional
  Class-9.82%(b)                               48,850,074      28,111,013    (36,285,151)    (1,086,518)      3,847,361
------------------------------------------------------------------------------------------------------------------------
AIM Multi-Sector Fund-Institutional
  Class-12.39%                                 30,868,985      20,121,331       (713,334)     4,326,364         593,734
------------------------------------------------------------------------------------------------------------------------
AIM Real Estate Fund-Institutional
  Class-5.17%                                  12,303,749       9,977,334     (2,224,748)     2,174,330       2,640,434
------------------------------------------------------------------------------------------------------------------------
AIM Small Cap Growth Fund-Institutional
  Class-10.14%                                 24,198,902      19,584,145       (571,862)     1,579,157       3,125,648
------------------------------------------------------------------------------------------------------------------------
AIM Structured Growth Fund-Institutional
  Class-9.91%                                          --      40,401,033       (140,568)     3,560,491          27,225
------------------------------------------------------------------------------------------------------------------------
AIM Structured Value Fund-Institutional
  Class-8.63%                                          --      35,464,511       (120,996)     2,786,574          21,101
========================================================================================================================
INVESTMENTS IN AFFILIATED UNDERLYING
  FUNDS-99.98% (Cost $391,418,161)             246,428,117    236,948,890    (82,405,780)    29,775,402      20,413,474(c)
========================================================================================================================
OTHER ASSETS LESS LIABILITIES-0.02%
========================================================================================================================
NET ASSETS-100.00%
________________________________________________________________________________________________________________________
========================================================================================================================


                                                DIVIDEND     SHARES        VALUE
                                                 INCOME     12/31/06      12/31/06
---------------------------------------------
SCHEDULE OF INVESTMENTS IN AFFILIATED
  ISSUERS-99.98%(A)
AIM Dynamics Fund-Institutional
  Class-5.06%(b)                               $       --   1,026,994   $ 22,388,480
---------------------------------------------
AIM High Yield Fund-Institutional Class-4.83%   1,233,324   4,738,361     21,370,007
---------------------------------------------
AIM International Core Equity
  Fund-Institutional Class-12.39%               1,046,391   3,771,133     54,794,569
---------------------------------------------
AIM International Growth Fund-Institutional
  Class-12.84%                                    543,222   1,885,486     56,771,994
---------------------------------------------
AIM Large Cap Basic Value Fund-Institutional
  Class-8.80%                                     348,523   2,502,848     38,919,285
---------------------------------------------
AIM Large Cap Growth Fund-Institutional
  Class-9.82%(b)                                       --   3,722,089     43,436,779
---------------------------------------------
AIM Multi-Sector Fund-Institutional
  Class-12.39%                                    524,396   1,983,348     54,760,244
---------------------------------------------
AIM Real Estate Fund-Institutional
  Class-5.17%                                     628,673    679,574      22,847,294
---------------------------------------------
AIM Small Cap Growth Fund-Institutional
  Class-10.14%                                         --   1,494,042     44,836,188
---------------------------------------------
AIM Structured Growth Fund-Institutional
  Class-9.91%                                     142,426   4,042,980     43,825,902
---------------------------------------------
AIM Structured Value Fund-Institutional
  Class-8.63%                                     238,890   3,368,583     38,132,356
=============================================
INVESTMENTS IN AFFILIATED UNDERLYING
  FUNDS-99.98% (Cost $391,418,161)              4,705,845                442,083,098
=============================================
OTHER ASSETS LESS LIABILITIES-0.02%                                           98,687
=============================================
NET ASSETS-100.00%                                                      $442,181,785
_____________________________________________
=============================================

Notes to Schedule of Investments:

(a) The mutual funds and the Fund are affiliated by having the same investment advisor.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c) Includes $9,077,005 of capital gains distributed from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Growth Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments in affiliated underlying funds,
  at value
  (cost $391,418,161)                          $442,083,098
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                1,550,666
-----------------------------------------------------------
  Fund expenses absorbed                              4,811
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                8,037
-----------------------------------------------------------
Other assets                                         26,200
===========================================================
     Total assets                               443,672,812
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                             772,844
-----------------------------------------------------------
  Fund shares reacquired                            324,978
-----------------------------------------------------------
  Dividends                                           1,850
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                14,687
-----------------------------------------------------------
Accrued distribution fees                           211,130
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            4,450
-----------------------------------------------------------
Accrued transfer agent fees                         106,551
-----------------------------------------------------------
Accrued operating expenses                           54,537
===========================================================
     Total liabilities                            1,491,027
===========================================================
Net assets applicable to shares outstanding    $442,181,785
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $382,357,840
-----------------------------------------------------------
Undistributed net investment income                  67,410
-----------------------------------------------------------
Undistributed net realized gain from
  affiliated underlying fund shares               9,091,598
-----------------------------------------------------------
Unrealized appreciation of affiliated
  underlying fund shares                         50,664,937
===========================================================
                                               $442,181,785
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $246,635,028
___________________________________________________________
===========================================================
Class B                                        $110,172,071
___________________________________________________________
===========================================================
Class C                                        $ 75,610,521
___________________________________________________________
===========================================================
Class R                                        $  9,617,446
___________________________________________________________
===========================================================
Institutional Class                            $    146,719
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          17,963,908
___________________________________________________________
===========================================================
Class B                                           8,078,400
___________________________________________________________
===========================================================
Class C                                           5,545,986
___________________________________________________________
===========================================================
Class R                                             701,771
___________________________________________________________
===========================================================
Institutional Class                                  10,652
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.73
-----------------------------------------------------------
  Offering price per share
     (Net asset value of $13.73 divided by
       94.50%)                                 $      14.53
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      13.64
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      13.63
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $      13.70
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $      13.77
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Growth Allocation Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends from affiliated underlying funds                    $ 4,705,845
-------------------------------------------------------------------------
Other Income                                                          227
=========================================================================
     Total investment income                                    4,706,072
=========================================================================


EXPENSES:

Administrative services fees                                      119,697
-------------------------------------------------------------------------
Custodian fees                                                      8,300
-------------------------------------------------------------------------
Distribution fees:

  Class A                                                         474,393
-------------------------------------------------------------------------
  Class B                                                         904,153
-------------------------------------------------------------------------
  Class C                                                         585,077
-------------------------------------------------------------------------
  Class R                                                          38,473
-------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              930,462
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                   14
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          24,266
-------------------------------------------------------------------------
Other                                                             237,296
=========================================================================
     Total expenses                                             3,322,131
=========================================================================
Less: Expenses reimbursed and expense offset arrangements        (590,320)
=========================================================================
     Net expenses                                               2,731,811
=========================================================================
Net investment income                                           1,974,261
=========================================================================


REALIZED AND UNREALIZED GAIN FROM INVESTMENTS IN AFFILIATED
  UNDERLYING FUND SHARES:

Net realized gain on sales of affiliated underlying fund
  shares                                                       11,336,469
-------------------------------------------------------------------------
Net realized gain from distributions of affiliated
  underlying fund shares                                        9,077,005
=========================================================================
     Net realized gain from affiliated underlying fund
      shares                                                   20,413,474
=========================================================================
Change in net unrealized appreciation of affiliated
  underlying fund shares                                       29,775,402
=========================================================================
     Net gain from affiliated underlying funds                 50,188,876
=========================================================================
Net increase in net assets resulting from operations          $52,163,137
_________________________________________________________________________
=========================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Growth Allocation Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,974,261    $    925,099
------------------------------------------------------------------------------------------
  Net realized gain and capital gain distributions from
    affiliated underlying fund shares                           20,413,474       4,045,866
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of affiliated
    underlying fund shares                                      29,775,402      14,924,981
==========================================================================================
    Net increase in net assets resulting from operations        52,163,137      19,895,946
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (1,693,949)       (755,464)
------------------------------------------------------------------------------------------
  Class B                                                         (104,909)        (80,957)
------------------------------------------------------------------------------------------
  Class C                                                          (71,829)        (46,156)
------------------------------------------------------------------------------------------
  Class R                                                          (46,480)        (27,911)
------------------------------------------------------------------------------------------
  Institutional Class                                               (1,398)           (963)
==========================================================================================
    Total distributions from net investment income              (1,918,565)       (911,451)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (7,249,541)     (1,251,791)
------------------------------------------------------------------------------------------
  Class B                                                       (3,290,814)       (659,078)
------------------------------------------------------------------------------------------
  Class C                                                       (2,253,421)       (375,487)
------------------------------------------------------------------------------------------
  Class R                                                         (282,837)        (61,292)
------------------------------------------------------------------------------------------
  Institutional Class                                               (4,334)         (1,211)
==========================================================================================
    Total distributions from net realized gains                (13,080,947)     (2,348,859)
==========================================================================================
    Decrease in net assets resulting from distributions        (14,999,512)     (3,260,310)
==========================================================================================
Share transactions-net:
  Class A                                                       94,082,900      84,166,914
------------------------------------------------------------------------------------------
  Class B                                                       32,028,409      41,378,087
------------------------------------------------------------------------------------------
  Class C                                                       30,189,084      25,119,825
------------------------------------------------------------------------------------------
  Class R                                                        2,461,798       4,196,779
------------------------------------------------------------------------------------------
  Institutional Class                                                5,733           2,174
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              158,767,924     154,863,779
==========================================================================================
    Net increase in net assets                                 195,931,549     171,499,415
==========================================================================================

NET ASSETS:

  Beginning of year                                            246,250,236      74,750,821
==========================================================================================
  End of year (including undistributed net investment income
    of $67,410 and $11,714, respectively)                     $442,181,785    $246,250,236
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Growth Allocation Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Growth Allocation Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market. The Fund is a "fund of funds", in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized

AIM Growth Allocation Fund

     gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The results of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds.

    AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.21% of average daily net assets, respectively, through at least June 30, 2007. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the numbers reflected above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes;
(iv) dividend expense on short sales; (v) extraordinary items; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    For the year ended December 31, 2006, AIM reimbursed class level expenses of $313,305, $149,284, $96,601 and $12,704 for Class A, Class B, Class C and Class
R shares, respectively.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of

AIM Growth Allocation Fund

the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2006, ADI advised the Fund that it retained $355,929 in front-end sales commissions from the sale of Class A shares and $419, $73,803, $15,083 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $18,426.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $4,862 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:

                                                                 2006           2005
---------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 1,967,993    $2,528,683
---------------------------------------------------------------------------------------
Long-term capital gain                                         13,031,519       731,627
=======================================================================================
  Total distributions                                         $14,999,512    $3,260,310
_______________________________________________________________________________________
=======================================================================================

AIM Growth Allocation Fund


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                  2006
--------------------------------------------------------------------------
Undistributed ordinary income                                 $     81,259
--------------------------------------------------------------------------
Undistributed long-term gain                                     9,095,786
--------------------------------------------------------------------------
Net Unrealized appreciation-investments                         50,660,389
--------------------------------------------------------------------------
Temporary book/tax differences                                     (13,489)
--------------------------------------------------------------------------
Shares of beneficial interest                                  382,357,840
==========================================================================
  Total net assets                                            $442,181,785
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2006.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $236,948,890 and $82,405,780, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $50,660,389
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities               --
===============================================================================
Net unrealized appreciation of investment securities              $50,660,389
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $391,422,709.

AIM Growth Allocation Fund

NOTE 8--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                            Changes in Shares Outstanding
----------------------------------------------------------------------------------------------------------------------
                                                                                     Year ended
                                                                                    December 31,
                                                              --------------------------------------------------------
                                                                       2006(A)                         2005
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      8,524,143    $111,811,344     8,083,533    $ 92,948,329
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,511,967      45,631,101     4,221,325      48,051,887
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,159,352      40,962,257     2,479,199      28,278,097
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        346,999       4,546,359       745,401       8,351,133
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 --              --            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        632,662       8,686,353       159,883       1,948,916
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        243,586       3,322,504        59,252         719,318
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        166,875       2,276,188        33,871         410,849
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         24,036         329,296         7,333          89,202
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                417           5,733           178           2,174
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        377,845       4,947,083       177,963       2,045,072
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (381,085)     (4,947,083)     (178,988)     (2,045,072)
======================================================================================================================
Reacquired:
  Class A                                                     (2,385,952)    (31,361,880)   (1,101,645)    (12,775,403)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (923,067)    (11,978,113)     (467,504)     (5,348,046)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,011,159)    (13,049,361)     (310,050)     (3,569,121)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                       (184,433)     (2,413,857)     (359,917)     (4,243,556)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 --              --            --              --
======================================================================================================================
                                                              12,102,186    $158,767,924    13,552,834    $154,863,779
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 8% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.

NOTE 9--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM Growth Allocation Fund


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CLASS A
                                                              -------------------------------------------
                                                                                          APRIL 30, 2004
                                                                    YEAR ENDED           (DATE OPERATIONS
                                                                   DECEMBER 31,           COMMENCED) TO
                                                              -----------------------      DECEMBER 31,
                                                                2006           2005            2004
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.22       $  11.26        $ 10.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.10           0.10(a)        0.03(a)
---------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.93           1.05           1.28
=========================================================================================================
    Total from investment operations                              2.03           1.15           1.31
=========================================================================================================
Less distributions:
  Dividends from net investment income                           (0.10)         (0.07)         (0.05)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.42)         (0.12)         (0.00)
=========================================================================================================
    Total distributions                                          (0.52)         (0.19)         (0.05)
=========================================================================================================
Net asset value, end of period                                $  13.73       $  12.22        $ 11.26
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                  16.63%         10.24%         13.12%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $246,635       $132,159        $39,368
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.47%(c)       0.46%          0.52%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.63%(c)       0.75%          1.31%(d)
=========================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.83%          0.87%          0.96%
=========================================================================================================
Ratio of net investment income to average net assets              0.90%(c)       0.89%          0.40%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(f)                                          24%            14%             2%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $189,757,051.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Growth Allocation Fund

                                                                               CLASS B
                                                              ------------------------------------------
                                                                                         APRIL 30, 2004
                                                                    YEAR ENDED          (DATE OPERATIONS
                                                                   DECEMBER 31,          COMMENCED) TO
                                                              ----------------------      DECEMBER 31,
                                                                2006          2005            2004
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.16       $ 11.23        $ 10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.02          0.02(a)       (0.02)(a)
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.90          1.05           1.28
========================================================================================================
    Total from investment operations                              1.92          1.07           1.26
========================================================================================================
Less distributions:
  Dividends from net investment income                           (0.02)        (0.02)         (0.03)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.42)        (0.12)         (0.00)
========================================================================================================
    Total distributions                                          (0.44)        (0.14)         (0.03)
========================================================================================================
Net asset value, end of period                                $  13.64       $ 12.16        $ 11.23
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                  15.77%         9.49%         12.61%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $110,172       $68,411        $22,384
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.22%(c)      1.17%          1.17%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.38%(c)      1.46%          1.96%(d)
========================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.83%         0.87%          0.96%
========================================================================================================
Ratio of net investment income (loss) to average net assets       0.15%(c)      0.18%         (0.25)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                          24%           14%             2%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $90,415,331.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Growth Allocation Fund

                                                                               CLASS C
                                                              -----------------------------------------
                                                                                        APRIL 30, 2004
                                                                   YEAR ENDED          (DATE OPERATIONS
                                                                  DECEMBER 31,          COMMENCED) TO
                                                              ---------------------      DECEMBER 31,
                                                               2006          2005            2004
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.15       $ 11.23        $ 10.00
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.02          0.02(a)       (0.02)(a)
-------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.90          1.04           1.28
=======================================================================================================
    Total from investment operations                             1.92          1.06           1.26
=======================================================================================================
Less distributions:
  Dividends from net investment income                          (0.02)        (0.02)         (0.03)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.42)        (0.12)         (0.00)
=======================================================================================================
    Total distributions                                         (0.44)        (0.14)         (0.03)
=======================================================================================================
Net asset value, end of period                                $ 13.63       $ 12.15        $ 11.23
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                 15.78%         9.40%         12.61%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $75,611       $39,271        $11,543
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.22%(c)      1.17%          1.17%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.38%(c)      1.46%          1.96%(d)
=======================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.83%         0.87%          0.96%
=======================================================================================================
Ratio of net investment income (loss) to average net assets      0.15%(c)      0.18%         (0.25)%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                         24%           14%             2%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $58,507,727.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Growth Allocation Fund

                                                                              CLASS R
                                                              ---------------------------------------
                                                                                      APRIL 30, 2004
                                                                  YEAR ENDED         (DATE OPERATIONS
                                                                 DECEMBER 31,         COMMENCED) TO
                                                              -------------------      DECEMBER 31,
                                                               2006         2005           2004
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.20       $11.25         $10.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.07         0.08(a)        0.02(a)
-----------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.92         1.05           1.28
=====================================================================================================
    Total from investment operations                            1.99         1.13           1.30
=====================================================================================================
Less distributions:
  Dividends from net investment income                         (0.07)       (0.06)         (0.05)
-----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.42)       (0.12)         (0.00)
=====================================================================================================
    Total distributions                                        (0.49)       (0.18)         (0.05)
=====================================================================================================
Net asset value, end of period                                $13.70       $12.20         $11.25
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                16.34%       10.01%         12.98%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $9,617       $6,285         $1,342
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.72%(c)     0.67%          0.67%(d)
-----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.88%(c)     0.96%          1.46%(d)
=====================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.83%        0.87%          0.96%
=====================================================================================================
Ratio of net investment income to average net assets            0.65%(c)     0.68%          0.25%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(f)                                        24%          14%             2%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $7,694,599.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Growth Allocation Fund

                                                                        INSTITUTIONAL CLASS
                                                              ---------------------------------------
                                                                                      APRIL 30, 2004
                                                                  YEAR ENDED         (DATE OPERATIONS
                                                                 DECEMBER 31,         COMMENCED) TO
                                                              -------------------      DECEMBER 31,
                                                               2006         2005           2004
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.25       $11.28         $10.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.16         0.14(a)        0.05(a)
-----------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.92         1.05           1.29
=====================================================================================================
    Total from investment operations                            2.08         1.19           1.34
=====================================================================================================
Less distributions:
  Dividends from net investment income                         (0.14)       (0.10)         (0.06)
-----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.42)       (0.12)         (0.00)
=====================================================================================================
    Total distributions                                        (0.56)       (0.22)         (0.06)
=====================================================================================================
Net asset value, end of period                                $13.77       $12.25         $11.28
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                16.98%       10.52%         13.44%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  147       $  125         $  113
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.12%(c)     0.17%          0.17%(d)
-----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.12%(c)     0.19%          0.75%(d)
=====================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.83%        0.87%          0.96%
=====================================================================================================
Ratio of net investment income to average net assets            1.24%(c)     1.18%          0.75%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(f)                                        24%          14%             2%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $134,926.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

AIM Growth Allocation Fund

PENDING LITIGATION AND REGULATORY INQUIRIES

    On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Growth Allocation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM Growth Allocation Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Growth Allocation Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2007
Houston, Texas

AIM Growth Allocation Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

          FEDERAL AND STATE INCOME TAX
           ----------------------------

           Long-Term Capital Gain
             Distributions                       $13,031,519
           Qualified Dividend Income*                     99%
           Corporate Dividends Received
             Deduction*                                   46%
           U.S. Treasury Obligations*                   0.07%


              * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

          NON-RESIDENT ALIEN SHAREHOLDERS
           ----------------------------------------------------

           Qualified Short-Term Gains              $40,812
           Qualified Interest Income**                  26%


              ** The above percentage is based on income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were 38.85%, 38.47%, 35.87% and 37.01%, respectively.

AIM Growth Allocation Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 110 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

 Martin L. Flanagan(1) -- 1960    2007       Director, Chief Executive Officer and     None
 Trustee                                     President, AMVESCAP PLC (parent of AIM
                                             and a global investment management
                                             firm); Chairman, A I M Advisors, Inc.
                                             (registered investment advisor); and
                                             Director, Chairman, Chief Executive
                                             Officer and President, AVZ Inc. (holding
                                             company); INVESCO North American
                                             Holdings, Inc. (holding company);
                                             Chairman and President, AMVESCAP Group
                                             Services, Inc. (service provider);
                                             Trustee, The AIM Family of Funds(R);
                                             Chairman, Investment Company Institute;
                                             and Member of Executive Board, SMU Cox
                                             School of Business

                                             Formerly: President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

 Robert H. Graham(2) -- 1946      1988       Director and Chairman, A I M Management   None
 Trustee and Vice Chair                      Group Inc. (financial services holding
                                             company); Director and Vice Chairman,
                                             AMVESCAP PLC; Chairman, AMVESCAP
                                             PLC -- AIM Division (parent of AIM and a
                                             global investment management firm) and
                                             Trustee and Vice Chair of The AIM Family
                                             of Funds--Registered Trademark--

                                             Formerly: President and Chief Executive
                                             Officer, A I M Management Group Inc.;
                                             Director, Chairman and President, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered
                                             investment advisor), A I M Distributors,
                                             Inc. (registered broker dealer), AIM
                                             Investment Services, Inc., (registered
                                             transfer agent), and Fund Management
                                             Company (registered broker dealer);
                                             Chief Executive Officer, AMVESCAP
                                             PLC -- Managed Products; and President
                                             and Principal Executive Officer of The
                                             AIM Family of Funds--Registered
                                             Trademark--
-------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(3) -- 1954      2006       Director, Chief Executive Officer and     None
 Trustee, President and                      President, A I M Management Group Inc.,
 Principal                                   AIM Mutual Fund Dealer Inc. (registered
 Executive Officer                           broker dealer), AIM Funds Management
                                             Inc. (registered investment advisor) and
                                             1371 Preferred Inc. (holding company);
                                             Director and President, A I M Advisors,
                                             Inc., INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Capital Management, Inc. and A I M
                                             Distributors, Inc.; Director and
                                             Chairman, AIM Investment Services, Inc.,
                                             Fund Management Company and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, AVZ Callco Inc. (holding
                                             company); AMVESCAP Inc. (holding
                                             company) and AIM Canada Holdings Inc.
                                             (holding company); Director and Chief
                                             Executive Officer, AIM Trimark Corporate
                                             Class Inc. (formerly AIM Trimark Global
                                             Fund Inc.) (corporate mutual fund
                                             company) and AIM Trimark Canada Fund
                                             Inc. (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             Powershares Capital Management LLC

                                             Formerly: President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; Executive Vice
                                             President and Chief Operations Officer,
                                             AIM Funds Management Inc.; President,
                                             AIM Trimark Global Fund Inc. and AIM
                                             Trimark Canada Fund Inc.; and Director,
                                             Trimark Trust (federally regulated
                                             Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944        2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
 Trustee and Chair                           (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936             2003       Retired                                   None
 Trustee
-------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939          1985       Retired                                   Badgley Funds, Inc. (registered
 Trustee                                                                               investment company (2 portfolios))
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

 James T. Bunch -- 1942           2003       Founder, Green, Manning & Bunch Ltd.,     None
 Trustee                                     (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

 Albert R. Dowden -- 1941         2001       Director of a number of public and        None
 Trustee                                     private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Cortland Trust, Inc.
                                             (Chairman) (registered investment
                                             company (3 portfolios)); Annuity and
                                             Life Re (Holdings), Ltd. (insurance
                                             company); CompuDyne Corporation
                                             (provider of products and services to
                                             the public security market); and
                                             Homeowners of America Holding
                                             Corporation (property casualty company)

                                             Formerly: Director, President and Chief
                                             Executive Officer, Volvo Group North
                                             America, Inc.; Senior Vice President, AB
                                             Volvo; and Director of various
                                             affiliated Volvo companies; and
                                             Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------

 Jack M. Fields -- 1952           2001       Chief Executive Officer, Twenty First     Administaff, and Discovery Global
 Trustee                                     Century Group, Inc. (government affairs   Education Fund
                                             company); and Owner, Dos Angelos Ranch,   (non-profit)
                                             L.P.
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

 Carl Frischling -- 1937          2001       Partner, law firm of Kramer Levin         Cortland Trust, Inc. (registered
 Trustee                                     Naftalis and Frankel LLP                  investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------

 Prema Mathai-Davis -- 1950       2001       Formerly: Chief Executive Officer, YWCA   None
 Trustee                                     of the USA
-------------------------------------------------------------------------------------------------------------------------

 Lewis F. Pennock -- 1942         2001       Partner, law firm of Pennock & Cooper     None
 Trustee
-------------------------------------------------------------------------------------------------------------------------

 Ruth H. Quigley -- 1935          1977       Retired                                   None
 Trustee
-------------------------------------------------------------------------------------------------------------------------

 Larry Soll -- 1942               2003       Retired                                   None
 Trustee
-------------------------------------------------------------------------------------------------------------------------

 Raymond Stickel, Jr. -- 1944     2005       Retired                                   Director, Mainstay VP Series
 Trustee                                     Formerly: Partner, Deloitte & Touche      Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(3) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Growth Allocation Fund

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958          2005       Senior Vice President and Senior Officer  N/A
 Senior Vice President and                   of The AIM Family of Funds--Registered
 Senior Officer                              Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962             2006       Director, Senior Vice President,          N/A
 Senior Vice President, Chief                Secretary and General Counsel, A I M
 Legal Officer and Secretary                 Management Group Inc. and A I M
                                             Advisors, Inc.; Director, Vice President
                                             and Secretary, INVESCO Distributors,
                                             Inc.; Vice President and Secretary,
                                             A I M Capital Management, Inc., AIM
                                             Investment Services, Inc., and Fund
                                             Management Company; Senior Vice
                                             President and Secretary, A I M
                                             Distributors, Inc.; Director and Vice
                                             President, INVESCO Funds Group Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, Powershares Capital Management
                                             LLC

                                             Formerly: Chief Operating Officer,
                                             Senior Vice President, General Counsel,
                                             and Secretary, Liberty Ridge Capital,
                                             Inc. (an investment adviser); Vice
                                             President and Secretary, PBHG Funds (an
                                             investment company); Vice President and
                                             Secretary, PBHG Insurance Series Fund
                                             (an investment company); General Counsel
                                             and Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959         2004       Global Compliance Director, AMVESCAP      N/A
 Vice President                              PLC; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956          2003       Senior Vice President and General
 Vice President                              Counsel, AMVESCAP PLC; Director, INVESCO
                                             Funds Group, Inc.; and Vice President of
                                             The AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Director, Vice President and    N/A
                                             General Counsel, Fund Management
                                             Company; Director, Senior Vice
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Director and Vice
                                             President, INVESCO Distributors, Inc.;
                                             Senior Vice President, A I M
                                             Distributors, Inc.; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Chief
                                             Executive Officer and President, INVESCO
                                             Funds Group, Inc.; and Senior Vice
                                             President, and General Counsel, Liberty
                                             Financial Companies, Inc. and Senior
                                             Vice President and General Counsel
                                             Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------------

 Sidney M. Dilgren -- 1961        2004       Vice President and Fund Treasurer, A I M  N/A
 Vice President, Principal                   Advisors, Inc.; and Vice President,
 Financial Officer and Treasurer             Treasurer and Principal Officer of The
                                             AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Senior Vice President, AIM
                                             Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960        2004       Director of Cash Management, Managing     N/A
 Vice President                              Director and Chief Cash Management
                                             Officer, A I M Capital Management, Inc;
                                             Director and President, Fund Management
                                             Company; and Vice President, A I M
                                             Advisors, Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); and
                                             President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust Only)
                                             Formerly: Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967          2005       Anti-Money Laundering Compliance          N/A
 Anti-Money Laundering                       Officer, A I M Advisors, Inc., A I M
 Compliance Officer                          Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc., Fund Management
                                             Company and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958         2006       Senior Vice President, A I M Management   N/A
 Chief Compliance Officer                    Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc.; Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; Vice President and Chief
                                             Compliance Officer, A I M Capital
                                             Management, Inc.; and Vice President,
                                             A I M Distributors, Inc., AIM Investment
                                             Services, Inc. and Fund Management
                                             Company

                                             Formerly: Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; Chief Compliance Officer
                                             and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management; and
                                             Chief Compliance Officer, Chief
                                             Operating Officer and Deputy General
                                             Counsel, American General Investment
                                             Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

          [EDELIVERY GO PAPERLESS AIMINVESTMENTS.COM/EDELIVERY GRAPHIC]

REGISTER FOR EDELIVERY

eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?

Register for eDelivery to:

-    save your Fund the cost of printing and postage.

-    reduce the amount of paper you receive.

-    gain access to your documents faster by not waiting for the mail.

-    view your documents online anytime at your convenience.

- save the documents to your personal computer or print them out for your records.

HOW DO I SIGN UP?

It's easy. Just follow these simple steps:

1. Log in to your account.

2. Click on the "Service Center" tab.

3. Select "Register for eDelivery" and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.

If used after April 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $463 billion in assets under management as of December 31, 2006.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

AIMinvestments.com                  GAL-AR-1            A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

        Exchange-                         College  Separately
Mutual  Traded     Retirement             Savings    Managed   Offshore     Cash
Funds   Funds      Products    Annuities   Plans    Accounts   Products  Management
------  ---------  ----------  ---------  -------  ----------  --------  ----------


                                                         [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                   AIM Income
                                Allocation Fund

               Annual Report to Shareholders - December 31, 2006

                               [COVER GLOBE IMAGE]

DIVERSIFIED PORTFOLIOS

Table of Contents

Supplemental Information ................................................      2
Letters to Shareholders .................................................      4
Performance Summary .....................................................      6
Management Discussion ...................................................      6
Long-term Fund Performance ..............................................      8
Fund Expenses ...........................................................     10
Approval of Advisory Agreement...........................................     11
Schedule of Investments .................................................    F-1
Financial Statements ....................................................    F-2
Notes to Financial Statements ...........................................    F-5
Financial Highlights ....................................................   F-10
Auditor's Report ........................................................   F-16
Tax Disclosures .........................................................   F-17
Trustees and Officers ...................................................   F-18

[AIM INVESTMENT SOLUTIONS]

    [GRAPHIC]                  [GRAPHIC]                     [GRAPHIC]
[DOMESTIC EQUITY]   [INTERNATIONAL/ GLOBAL EQUITY]        [SECTOR EQUITY]

    [GRAPHIC]                  [GRAPHIC]                     [GRAPHIC]
  [FIXED INCOME]        [ALLOCATION SOLUTIONS]       [DIVERSIFIED PORTFOLIOS]


                             [AIM INVESTMENTS LOGO]
                            - REGISTERED TRADEMARK -

AIM Income Allocation Fund

AIM INCOME ALLOCATION FUND SEEKS A HIGH LEVEL OF CURRENT INCOME WITH GROWTH OF CAPITAL AS A SECONDARY OBJECTIVE.

- Unless otherwise stated, information presented in this report is as of December 31, 2006, and is based on total assets.

ABOUT SHARE CLASSES

- Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans, except for plans that have existing accounts invested in Class B shares.

- Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

PRINCIPAL RISKS OF INVESTING IN THE FUND

- The Fund is a "fund of funds," which means that it invests its assets in other underlying mutual funds advised by A I M Advisors, Inc.

- The advisor may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds at its discretion.

- Investors will bear not just their share of the Fund's operational expenses but also, indirectly, the operating expenses of the underlying funds.

- The advisor has the ability to select and substitute the underlying funds in which the Fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary of the Fund, the advisor is required to act in the Fund's best interest when selecting the underlying funds.

- There is risk that the advisor's evaluations and assumptions regarding the Funds' broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investments from the underlying funds at a time that is unfavorable to the Fund.

PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

- Certain of the underlying funds may invest in mortgage and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from borrowers may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid.

- Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- Investing in emerging markets involves greater risks than investing in more established markets. Risks for emerging markets include risks relating to the relatively smaller size and lesser liquidity of these markets, high inflation rates, adverse political developments and lack of timely information.

- The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including some directly involving the companies whose securities are owned by the underlying funds. These factors include general economic and market conditions, regional or global economic instability and currency and interest rate fluctuations.

- Some of the underlying funds may invest in smaller companies. This involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

- The underlying funds may invest a portion of their assets in debt securities such as notes and bonds. The value of debt securities and the income they generate may be affected by changing interest rates and by changes in effective maturities and credit ratings of the securities.

- The underlying funds may use enhanced investment techniques such as leveraging and derivatives. Leveraging entails special risks such as magnifying changes in the value of the portfolio's securities. Derivatives are subject to counter party risk-the risk that the other party will not complete the transaction with the fund.

- The underlying funds may invest in lower quality debt securities, commonly known as "junk bonds." Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

- The underlying funds may invest in obligations and instrumentalities of the U.S. government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FUND NASDAQ SYMBOLS

Class A Shares   ALAAX
Class B Shares   BLIAX
Class C Shares   CLIAX
Class R Shares   RLIAX

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM
     government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of the issuer might not be able to recover its investment from the government.

- An underlying fund in which the Fund invests could conceivably hold real estate directly if a company defaults on debt securities the underlying fund owns. In that event, an investment in the underlying fund may have additional risks relating to direct ownership in real estate, including difficulties in valuating and trading real estate, declines in the value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

- Certain of the underlying funds may engage in active and frequent trading of securities to achieve their investment objectives. This may cause them to incur increased costs, which may lower the actual return of the underlying funds. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.

- The value of convertible securities in which an underlying fund may invest may be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted.

- Certain of the underlying funds may participate in the initial public offering (IPO) market in some market cycles. If the underlying funds have a smaller asset base, any investment an underlying fund may make in IPOs may significantly affect the Fund's total return.

- The underlying funds may invest in high-coupon U.S. government agency mortgage-backed securities. These provide a higher coupon at the time of purchase than current prevailing market interest rates. The funds may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and the income from such securities will decrease.

- If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement.

- The Fund may invest in funds that invest in real estate investment trusts (REITs) that present risks not associated with investing in stocks.

- Some underlying funds may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

- There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.

- Some of the underlying funds may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.

- Some of the underlying funds may be non-diversified which can cause the value of the fund's shares to vary more widely than if the fund invested more broadly.

ABOUT INDEXES USED IN THIS REPORT

- The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

- The CUSTOM INCOME ALLOCATION INDEX used in this report is composed of 30% Russell 3000 Index, 40% Lehman Brothers U.S. Aggregate Bond Index, 15% Lehman Brothers High Yield Index, 10% Lehman Brothers 1-3 Year Government/Credit Index and 5% MSCI EAFE Index.

- The unmanaged RUSSELL 3000 --REGISTERED TRADEMARK-- Index is an index of common stocks that measures performance of the largest 3,000 U.S. companies based on market capitalization. The Russell 3000 --REGISTERED TRADEMARK-- Index is a trademark/service mark of the Frank Russell Company. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Company.

- The unmanaged LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX (the Lehman Aggregate Index) represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).

- The unmanaged LEHMAN BROTHERS HIGH YIELD INDEX represents the performance of high-yield debt securities.

- The unmanaged LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CREDIT INDEX represents the performance of short-term government and investment-grade corporate debt securities. The Lehman indexes are compiled by Lehman Brothers, a global investment bank.

- The unmanaged MSCI EUROPE, AUSTRALASIA AND THE FAR EAST INDEX (the MSCI EAFE --REGISTERED TRADEMARK-- Index) is a group of foreign securities tracked by Morgan Stanley Capital International.

- The unmanaged LIPPER MIXED-ASSET TARGET ALLOCATION CONSERVATIVE FUNDS INDEX is an equally weighted representation of the 10 largest conservative funds that by portfolio practice maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper Inc.is an independent mutual fund performance monitor.

- The unmanaged LIPPER INCOME FUNDS INDEX represents an average of the 30 largest income funds tracked by Lipper Inc., an independent mutual fund performance monitor,

- THE Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

(continued on page 8)

AIM Income Allocation Fund

                                 [TAYLOR PHOTO]

                                  Philip Taylor

Dear Shareholders of The AIM Family of Funds --REGISTERED TRADEMARK--:

I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the year ended December 31, 2006, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

     In the United States and around the globe, most major stock market indexes rose in 2006. U.S. stocks benefited from continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve, among other factors. Global markets also enjoyed a good year, while all major fixed-income indexes produced positive annual returns.

     As I write this letter, the consensus outlook for the economy remains positive. But we all know that markets are unpredictable and subject to sudden changes based on geopolitical or economic developments. At AIM Investments --REGISTERED TRADEMARK--, we believe investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments offers a broad product line that gives your financial advisor options to build a portfolio that's right for you regardless of market conditions. Our product line includes a comprehensive range of mutual funds, including domestic, global and international equity funds; taxable and tax-exempt fixed-income funds; and a variety of allocation portfolios--with risk and return characteristics to match your needs. We maintain this extensive set of product solutions because we believe in the value of diversified investment portfolios.

     To provide you even more investment options, we recently launched AIM Independence Funds, six new target maturity funds that combine AIM retail mutual funds and PowerShares --REGISTERED TRADEMARK-- exchange-traded funds (ETFs) as underlying investment options. ETFs are relatively low cost and potentially tax-efficient funds that trade like individual stocks. These AIM Independence Funds are intended to provide broad diversification and risk/reward levels that change as your target retirement date nears. Your financial advisor can provide you with more information about the new AIM Independence Funds.

     At AIM Investments, we believe in the value of working with a trusted financial advisor. Your financial advisor can help you build a diversified investment portfolio, making periodic adjustments as market conditions and your investment goals change. While there are no guarantees with any investment program, a long-term plan matched to your financial goals, risk tolerance and time horizon offers the potential to keep you and your investments on track--and your financial advisor can provide you with valuable information and advice.

     I also invite you to visit us on the Internet at AIMinvestments.com. Our Web site allows you to access your account information, review fund performance, learn more about your fund's investment strategies and obtain general investing information--whenever it's convenient for you.

OUR COMMITMENT TO YOU

While we're committed to maintaining a comprehensive, easy-to-navigate Web site, we're even more committed to providing excellent customer service. Our highly trained, courteous client services representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

     All of us at AIM Investments are committed to helping you achieve your financial goals. We work every day to earn your trust, and are grateful for the confidence you've placed in us.

Sincerely,


/S/ PHILIP TAYLOR
-------------------------------------
Philip Taylor
President - AIM Funds CEO,
AIM Investments

February 9, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Income Allocation Fund

                                [CROCKETT PHOTO]

                                Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

     The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the equity and fixed-income AIM Funds improved to 15.08% for the one-year period ended December 31, 2006, as compared to 9.13% for the one-year period ended December 31, 2005, and 11.20% for the one-year period ended December 31, 2004.(1) The asset-weighted absolute performance for the AIM money market funds was 4.84% for the one-year period ended December 31, 2006, as compared to 3.04% for the one-year period ended December 31, 2005, and 1.23% for the one-year period ended December 31, 2004.(2)

     In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds' performance, attract new assets and reduce costs. The asset class subcommittees of your Board's Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

     On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I'll report more on these steps once they're completed.

     Another major Board initiative for early 2007 is the revision of the AIM Funds' proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

     While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar Inc. is a leading provider of independent mutual fund investment research) included a review of AIM's progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I'm looking forward to a return visit to Morningstar this year to review AIM Funds' performance and governance ratings.

     Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

     I'd like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,


/S/ BRUCE L. CROCKETT
-------------------------------------
Bruce L. Crockett
Independent Chair
AIM Funds Board

February 9, 2007

(1) Past performance is no guarantee of future results. The asset-weighted absolute performance for the equity and fixed-income AIM Funds is derived by taking the one-year cumulative total return for each share class of each AIM Fund in existence as of December 31, 2006, (excluding money market funds) and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

(2) Past performance is no guarantee of future results. The asset-weighted absolute performance for the AIM money market funds is derived by taking the one-year cumulative total return for each share class of each AIM money market fund in existence as of December 31, 2006, and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

AIM Income Allocation Fund

Management's discussion of Fund performance

PERFORMANCE SUMMARY

For the year ended December 31, 2006, AIM Income Allocation Fund produced positive performance at net asset value (NAV).

     In this market environment, equity markets had very solid returns compared with fixed income markets, which had positive but substantially lower returns. The Fund underperformed the broad-based S&P 500 Index due to the Fund's 65% allocation to fixed income. However, the Fund, at NAV, outperformed the Custom Income Allocation Index, which approximates the performance of the types of holdings owned by the Fund's underlying funds. This outperformance was mainly due to the relative out-performance of the Fund's underlying funds within the utilities, large-cap core and real estate spaces.

     Your Fund's long-term performance is shown on pages 8-9.

FUND VS. INDEXES

Total returns, 12/31/05-12/31/06, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares                                                  11.48%
Class B Shares                                                  10.74
Class C Shares                                                  10.74
Class R Shares                                                  11.41
S&P 500 Index (Broad Market Index)                              15.78
Custom Income Allocation Index (Style-Specific Index)            9.87
Lipper Mixed-Asset Target Allocation Conservative Funds Index
(Peer Group Index)(1)                                            8.80
Lipper Income Funds Index (Former Peer Group Index)             10.44

SOURCE: A I M MANAGEMENT GROUP INC., LIPPER INC.

(1) Lipper recently reclassified AIM Income Allocation Fund from the Lipper Income Funds category to the Lipper Mixed-Asset Target Allocation Conservative Funds category.

HOW WE INVEST

The Fund invests in 11 underlying funds diversified among asset classes (bonds, stocks and cash), investment styles (value and blend/core), regions (domestic and international) and market capitalizations (large and mid). These underlying funds include seven bond funds, which represent 65% of the portfolio, and four stock funds, which represent the remaining 35% of the portfolio. The underlying funds invest in a wide range of income-producing securities, which may generate an attractive yield with less price volatility than individual asset classes.

     During the year, we restructured the portfolio by adding two products which were not available for consideration during the development of the AIM Asset Allocation Solutions Funds. The addition of AIM Floating Rate Fund and AIM International Bond Fund was implemented in an attempt to improve diversification and reduce manager specific risk. The new funds assist in leveraging the investment management expertise of our various fund management teams.

     While no fund can guarantee positive performance, the broad portfolio diversification provides exposure to areas of the market that may perform well in any given period.

     Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.

     We determine target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on the individual fund objectives, investment strategies and management techniques.

     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

                                                                     (continued)

PORTFOLIO COMPOSITION

                                                                                         % OF TOTAL
                                                                                         NET ASSETS
                                                                            TARGET          AS OF
ASSET CLASS                          FUND                                 ALLOCATION      12/31/06
-----------                          ----                                 ----------   --------------
Large Cap Core                       AIM Diversified Dividend Fund          15.00%              15.37%
Taxable Non-Investment Grade         AIM Floating Rate Fund                  7.00                6.85
Taxable Non-Investment Grade         AIM High Yield Fund                    14.00               14.10
Intermediate Term                    AIM Income Fund                         8.50                8.30
Intermediate Term Investment Grade   AIM Intermediate Government Fund        7.00                6.82
Intermediate Term Investment Grade   AIM International Bond Fund             5.00                4.84
International/Global Blend           AIM International Core Equity Fund      5.00                5.15
Real Estate                          AIM Real Estate Fund                    7.00                7.41
Short Term Investment Grade          AIM Short Term Bond Fund                6.00                5.84
Intermediate Term Investment Grade   AIM Total Return Bond Fund             17.50               17.07
Sector                               AIM Utilities Fund                      8.00                8.28
Other Assets Less Liabilities                                                                   -0.03
Total Net Assets                                                                       $37.11 million

The Fund purchases Institutional Class shares of the underlying funds. Institutional Class shares have no sales charge. The Fund's holdings are subject to change and there is no assurance that the Fund will continue to hold any particular fund.

AIM Income Allocation Fund

MARKET CONDITIONS AND YOUR FUND

The U.S. economy continued to show clear signs of deceleration in the pace of its expansion by the end of 2006. Growth in real gross domestic product (GDP) slipped to a 2.0% annual rate in the third quarter, down from a 2.6% in the second quarter and from a surprisingly strong 5.6% in the first quarter. The slow- down was mostly attributable to the softening in the housing sector, which makes up about 5% of the total economy. However, the deceleration in homebuilding had not yet noticeably impacted the other sectors of the economy, as consumer spending and business investment remained solid.

     In the equity market, the S&P 500 Index finished the year with a return of 15.78% marking this as one of the larger spans on record in which the market has not experienced a significant correction. In 2006, and in four out of the last five years, small caps have outperformed large caps. Foreign stocks also continued their trend of the past few years by outperforming U.S. domestic stocks by 10.56% for the year (as measured by MSCI EAFE Index vs. S&P 500 Index). In terms of investment styles, value once again outperformed growth, making it the 7th consecutive year of outperformance.

     In 2006, the bond market was characterized by low volatility. While there was more price movement during the first few months, the second half of the year was calmer due to a fairly complacent market. The Lehman Brothers U.S. Aggregate Bond Index delivered a total return of 4.33% in 2006, rebounding from 2005's 2.43%, but still trailed the index's historical average annual return of 8.84% since 1976. The U.S. high yield market continued to perform well due to solid corporate profitability, low defaults and demand for higher yield from investors. The Lehman Brothers High Yield Index finished the year by outperforming its historical average annual return of 10.04% since 1983, with a return of 11.85% for the year.

     All 11 of the underlying funds contributed positively to absolute performance for the year. Within the Fund's 65% fixed income component, AIM High Yield Fund and AIM Total Return Bond Fund were the Fund's largest absolute contributors. Additionally, AIM Income Fund, AIM Short Term Bond Fund and AIM Total Return Bond Fund were positive relative contributors to the Fund's fixed income performance when compared with the components of the Fund's custom style-specific index. Conversely, AIM High Yield Fund and AIM Intermediate Government Fund were the Fund's largest overall relative fixed income detractors.

     Within the Fund's 35% equity component, the largest positive contributors to absolute performance were AIM Real Estate Fund, AIM Diversified Dividend Fund and AIM Utilities Fund. Additionally, AIM Utilities Fund and AIM Diversified Dividend Fund were the two largest contributors to relative performance. The largest relative detractor within the equity component was AIM International Core Equity Fund.

IN CLOSING

We remain committed to our asset allocation strategies, and as always, we thank you for your continued investment in AIM Income Allocation Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

     See important Fund and index disclosures on the inside front cover.

                                [WENDLER PHOTO]
                                  Gary Wendler

Director of Product Line Strategy and Investment Services is Manager of AIM Income Allocation Fund. He began his career in the investment industry in 1986 and joined AIM in 1995. Mr. Wendler earned a B.B.A in finance from Texas A&M University.

For a presentation of your Fund's long-term performance, please see pages 8 and 9.

AIM Income Allocation Fund

                                [MOUNTAIN CHART]

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 10/31/05

                                                                                                       Lipper
          AIM Income  AIM Income  AIM Income  AIM Income                   Custom                    Mixed-Asset
          Allocation  Allocation  Allocation  Allocation                   Income                      Target
          Fund-Class  Fund-Class  Fund-Class  Fund-Class                 Allocation  Lipper Income   Allocation
  Date     A Shares    B Shares    C Shares    R Shares   S&P 500 Index     Index     Funds Index   Conservative
--------  ----------  ----------  ----------  ----------  -------------  ----------  -------------  ------------
10/31/05     $9450      $10000      $10000      $10000       $10000        $10000        $10000       $10000
   11/05      9573       10120       10120       10120        10378         10158         10143        10157
   12/05      9672       10218       10217       10220        10381         10240         10226        10229
    1/06      9825       10380       10379       10392        10656         10401         10402        10409
    2/06      9882       10430       10429       10443        10685         10431         10437        10404
    3/06      9917       10457       10456       10482        10818         10472         10459        10469
    4/06      9955       10487       10496       10513        10963         10536         10536        10528
    5/06      9888       10426       10425       10452        10648         10411         10416        10415
    6/06      9947       10469       10477       10507        10662         10422         10445        10421
    7/06     10092       10622       10621       10661        10728         10504         10561        10487
    8/06     10267       10796       10804       10845        10983         10694         10730        10645
    9/06     10353       10876       10884       10929        11266         10832         10867        10773
   10/06     10549       11081       11080       11135        11633         11026         11068        10937
   11/06     10725       11256       11265       11321        11853         11199         11236        11100
   12/06     10786       10915       11315       11386        12020         11250         11293        11129

                               SOURCES: A I M MANAGEMENT GROUP INC., LIPPER INC.

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

Continued from page 3

OTHER INFORMATION

- The returns shown in the management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarterends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. for the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holding is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

AIM Income Allocation Fund

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/06, including applicable sales charges

CLASS A SHARES
Inception (10/31/05)    6.70%
   1 Year               5.34

CLASS B SHARES
Inception (10/31/05)    7.79%
   1 Year               5.74

CLASS C SHARES
Inception (10/31/05)   11.16%
   1 Year               9.74

CLASS R SHARES
Inception (10/31/05)   11.77%
   1 Year              11.41

CUMULATIVE TOTAL RETURNS

6 months ended 12/31/06, excluding applicable sales charges

Class A Shares   8.40%
Class B Shares   8.09
Class C Shares   7.99
Class R Shares   8.37

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

AIM Income Allocation Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

     In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

                                                                    HYPOTHETICAL
                           ACTUAL                        (5% ANNUAL RETURN BEFORE EXPENSES)
        -------------------------------------------   ----------------------------------------
          BEGINNING         ENDING        EXPENSES        ENDING        EXPENSES    ANNUALIZED
SHARE   ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
CLASS      (7/1/06)     (12/31/06)(1)    PERIOD(2)      (12/31/06)     PERIOD(2)       RATIO
-----   -------------   -------------   -----------   -------------   -----------   ----------
A         $1,000.00       $1,084.00        $1.47        $1,023.79        $1.43         0.28%
B          1,000.00        1,080.90         5.40         1,020.01         5.24         1.03
C          1,000.00        1,079.90         5.40         1,020.01         5.24         1.03
R          1,000.00        1,083.70         2.78         1,022.53         2.70         0.53

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Income Allocation Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM Growth Series (the "Board") oversees the management of AIM Income Allocation Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2006.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms' length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made a recommendation to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendation to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

     Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund's performance, advisory fees, expense limitations and/or fee waivers.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on this review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of the Fund relative to comparable funds. Not applicable because the Fund has not been in operation for a full calendar year.

- The performance of the Fund relative to indices. Not applicable because the Fund has not been in operation for a full calendar year.

- Meetings with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. Not applicable because the Fund has not been in operation for a full calendar year.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM will not charge the Fund any advisory fees pursuant to the Advisory Agreement although the underlying funds in which the Fund invests pay advisory fees.

- Fees relative to those of comparable funds with other advisors. The Board noted that AIM will not charge the Fund any advisory fees pursuant to the Advisory Agreement although the underlying funds in which the fund invests pay advisory fees.

- Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2007 in an amount necessary to limit other expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through June 30, 2007. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board noted that AIM will not charge the Fund any advisory fees pursuant to the Advisory Agreement although the underlying funds in which the Fund invests pay advisory fees.

- Investments in affiliated money market funds. Not applicable because the Fund does not invest in affiliated money market funds.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation.

- Profitability of AIM and its affiliates. The Board noted that AIM will not charge the Fund any advisory fees pursuant to the Advisory Agreement although the underlying funds in which the fund invests pay advisory fees.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

AIM Income Allocation Fund

- Historical relationship between the Fund and AIM. In determining whether to approve the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to approve the Advisory Agreement, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board's approval of the continuance of the Advisory Agreement for the Fund.

Supplement to Annual Report dated 12/31/06

AIM INCOME ALLOCATION FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

NASDAQ SYMBOL   ILAAX

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 12/31/06

Inception (10/31/05)   12.25%
   1 Year              11.87
   6 Months*            8.54

*    Cumulative total return that has not been annualized

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE (NAV). PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES PRIMARILY DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

     PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NAV. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE THE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246 OR VISIT AIMINVESTMENTS.COM.

Over for information on your Fund's expenses.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                          [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

AIMINVESTMENTS.COM                 INCAL-INS-1          A I M Distributors, Inc.

Information about your Fund's expenses

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006 appears in the table on the front of this supplement.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.


                                                                      HYPOTHETICAL
                                                                    (5% ANNUAL RETURN
                                          ACTUAL                     BEFORE EXPENSES
                                ---------------------------   ---------------------------
                  BEGINNING         ENDING        EXPENSES        ENDING        EXPENSES    ANNUALIZED
SHARE           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
CLASS              (7/1/06)     (12/31/06)(1)    PERIOD(2)      (12/31/06)     PERIOD(2)       RATIO
-----           -------------   -------------   -----------   -------------   -----------   ----------
Institutional     $1,000.00       $1,085.40        $0.16        $1,025.05        $0.15         0.03%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


AIMINVESTMENTS.COM                INCAL-INS-1           A I M Distributors, Inc.

AIM Income Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2006

                                                                                          CHANGE IN
                                                                                          UNREALIZED
                                          VALUE        PURCHASES         PROCEEDS        APPRECIATION     REALIZED     DIVIDEND
                                         12/31/05       AT COST         FROM SALES      (DEPRECIATION)   GAIN (LOSS)    INCOME
--------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS IN AFFILIATED
  ISSUERS-100.03%(a)

AIM Diversified Dividend Fund-
  Institutional Class-15.37%            $ 370,941     $ 5,335,211       $  (181,514)       $163,420       $209,442     $ 85,693
--------------------------------------------------------------------------------------------------------------------------------
AIM Floating Rate Fund-
  Institutional Class-6.85%                    --       2,565,784           (30,557)          6,977             56       47,270
--------------------------------------------------------------------------------------------------------------------------------
AIM High Yield Fund-
  Institutional Class-14.10%              370,010       5,045,280          (314,946)        128,206          2,881      176,765
--------------------------------------------------------------------------------------------------------------------------------
AIM Income Fund-Institutional
  Class-8.30%                             246,017       3,217,042          (372,478)           (541)        (8,522)      97,977
--------------------------------------------------------------------------------------------------------------------------------
AIM Intermediate Government
  Fund-Institutional Class-6.82%          245,212       2,935,651          (638,368)            836        (11,085)      74,627
--------------------------------------------------------------------------------------------------------------------------------
AIM International Bond
  Fund-Institutional Class- 4.84%              --       1,808,124           (21,763)          9,404            103        9,190
--------------------------------------------------------------------------------------------------------------------------------
AIM International Core Equity
  Fund-Institutional Class-5.15%          125,933       1,770,080           (95,909)         99,159         61,240       35,110
--------------------------------------------------------------------------------------------------------------------------------
AIM Real Estate Fund-Institutional
  Class-7.41%                             176,597       2,643,612          (148,334)         59,465        252,838       60,012
--------------------------------------------------------------------------------------------------------------------------------
AIM Short Term Bond Fund-Institutional
  Class- 5.84%                            244,976       2,751,574          (822,368)         (1,317)        (3,897)      66,075
--------------------------------------------------------------------------------------------------------------------------------
AIM Total Return Bond
  Fund-Institutional Class- 17.07%        491,636       6,473,417          (642,469)         16,361         (5,486)     162,063
--------------------------------------------------------------------------------------------------------------------------------
AIM Utilities Fund-Institutional
  Class-8.28%                             197,518       2,722,147          (166,478)        304,074         16,422       37,476
================================================================================================================================
TOTAL INVESTMENTS IN AFFILIATED
  UNDERLYING FUNDS-100.03% (Cost
  $36,328,624)                          2,468,840      37,267,922        (3,435,184)        786,044        513,992(b)   852,258
================================================================================================================================
OTHER ASSETS LESS LIABILITIES-(0.03)%
================================================================================================================================
NET ASSETS-100.00%
________________________________________________________________________________________________________________________________
================================================================================================================================


                                           SHARES           VALUE
                                          12/31/06        12/31/06
--------------------------------------
SCHEDULE OF INVESTMENTS IN AFFILIATED
  ISSUERS-100.03%(a)
AIM Diversified Dividend Fund-
  Institutional Class-15.37%             $  418,032     $  5,701,953
--------------------------------------
AIM Floating Rate Fund-
  Institutional Class-6.85%                 279,676        2,542,260
--------------------------------------
AIM High Yield Fund-
  Institutional Class-14.10%              1,159,963        5,231,431
--------------------------------------
AIM Income Fund-Institutional
  Class-8.30%                               493,043        3,081,518
--------------------------------------
AIM Intermediate Government
  Fund-Institutional Class-6.82%            296,516        2,532,246
--------------------------------------
AIM International Bond
  Fund-Institutional Class- 4.84%           171,525        1,795,868
--------------------------------------
AIM International Core Equity
  Fund-Institutional Class-5.15%            131,501        1,910,709
--------------------------------------
AIM Real Estate Fund-Institutional
  Class-7.41%                                81,786        2,749,665
--------------------------------------
AIM Short Term Bond Fund-Institutional
  Class- 5.84%                              221,098        2,168,968
--------------------------------------
AIM Total Return Bond
  Fund-Institutional Class- 17.07%          614,303        6,333,459
--------------------------------------
AIM Utilities Fund-Institutional
  Class-8.28%                               183,066        3,073,683
======================================
TOTAL INVESTMENTS IN AFFILIATED
  UNDERLYING FUNDS-100.03% (Cost
  $36,328,624)                                            37,121,760
======================================
OTHER ASSETS LESS LIABILITIES-(0.03)%                        (12,579)
======================================
NET ASSETS-100.00%                                      $ 37,109,181
______________________________________
======================================

Notes to Schedule of Investments:

(a) The mutual funds and the Fund are affiliated by having the same investment advisor.
(b) Includes $479,854 of capital gains distributed from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Income Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments in affiliated underlying funds, at
  value
  (cost $36,328,624)                            $37,121,760
-----------------------------------------------------------
Receivables for:
  Investments sold                                  137,575
-----------------------------------------------------------
  Fund shares sold                                  273,502
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                3,153
-----------------------------------------------------------
Other assets                                         51,785
===========================================================
    Total assets                                 37,587,775
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            407,287
-----------------------------------------------------------
  Dividends                                             806
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             3,153
-----------------------------------------------------------
  Fund expenses advanced                             12,410
-----------------------------------------------------------
Accrued distribution fees                            17,218
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            3,380
-----------------------------------------------------------
Accrued transfer agent fees                           4,197
-----------------------------------------------------------
Accrued operating expenses                           30,143
===========================================================
    Total liabilities                               478,594
===========================================================
Net assets applicable to shares outstanding     $37,109,181
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $35,837,103
-----------------------------------------------------------
Undistributed net investment income                  15,300
-----------------------------------------------------------
Undistributed net realized gain from
  affiliated underlying fund shares                 463,642
-----------------------------------------------------------
Unrealized appreciation of affiliated
  underlying fund shares                            793,136
===========================================================
                                                $37,109,181
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $21,021,711
___________________________________________________________
===========================================================
Class B                                         $ 6,017,865
___________________________________________________________
===========================================================
Class C                                         $ 9,905,352
___________________________________________________________
===========================================================
Class R                                         $   106,831
___________________________________________________________
===========================================================
Institutional Class                             $    57,422
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           1,937,068
___________________________________________________________
===========================================================
Class B                                             554,324
___________________________________________________________
===========================================================
Class C                                             912,117
___________________________________________________________
===========================================================
Class R                                               9,841
___________________________________________________________
===========================================================
Institutional Class                                   5,290
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.85
-----------------------------------------------------------
  Offering price per share
    (Net asset value of $10.85 divided by
    94.50%)                                     $     11.48
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     10.86
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     10.86
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     10.86
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $     10.85
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Income Allocation Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends from affiliated underlying funds                    $  852,258
------------------------------------------------------------------------
Other income                                                          81
========================================================================
    Total investment income                                      852,339
========================================================================

EXPENSES:

Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                     8,051
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         24,634
------------------------------------------------------------------------
  Class B                                                         27,044
------------------------------------------------------------------------
  Class C                                                         39,026
------------------------------------------------------------------------
  Class R                                                            388
------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              25,586
------------------------------------------------------------------------
Transfer agent fees -- Institutional                                  10
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                         15,136
------------------------------------------------------------------------
Registration and filing fees                                      93,962
------------------------------------------------------------------------
Reports to shareholders                                           37,100
------------------------------------------------------------------------
Professional services fees                                        44,429
------------------------------------------------------------------------
Other                                                             10,055
========================================================================
    Total expenses                                               375,421
========================================================================
Less: Expenses reimbursed and expense offset arrangements       (279,303)
========================================================================
    Net expenses                                                  96,118
========================================================================
Net investment income                                            756,221
========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS IN AFFILIATED
  UNDERLYING FUND SHARES:

Net realized gain on sales of affiliated underlying fund
  shares                                                          34,138
------------------------------------------------------------------------
Net realized gain from distributions of affiliated
  underlying fund shares                                         479,854
========================================================================
    Net realized gain from affiliated underlying fund shares     513,992
========================================================================
Change in net unrealized appreciation of affiliated
  underlying fund shares                                         786,044
========================================================================
    Net gain from affiliated underlying funds                  1,300,036
========================================================================
Net increase in net assets resulting from operations          $2,056,257
________________________________________________________________________
========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Income Allocation Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and the period October 31, 2005 (Date operations commenced) through December 31, 2005

                                                                 2006           2005
---------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   756,221    $   14,791
---------------------------------------------------------------------------------------
  Net realized gain and capital gain distributions from
    affiliated underlying fund shares                             513,992         9,271
---------------------------------------------------------------------------------------
  Change in net unrealized appreciation of affiliated
    underlying fund shares                                        786,044         7,092
=======================================================================================
    Net increase in net assets resulting from operations        2,056,257        31,154
=======================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (480,775)      (17,919)
---------------------------------------------------------------------------------------
  Class B                                                        (109,544)       (2,551)
---------------------------------------------------------------------------------------
  Class C                                                        (163,544)       (4,352)
---------------------------------------------------------------------------------------
  Class R                                                          (2,882)         (704)
---------------------------------------------------------------------------------------
  Institutional Class                                              (2,151)         (748)
=======================================================================================
    Total distributions from net investment income               (758,896)      (26,274)
=======================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (33,898)           --
---------------------------------------------------------------------------------------
  Class B                                                          (9,690)           --
---------------------------------------------------------------------------------------
  Class C                                                         (15,135)           --
---------------------------------------------------------------------------------------
  Class R                                                            (186)           --
---------------------------------------------------------------------------------------
  Institutional Class                                                (112)           --
=======================================================================================
    Total distributions from net realized gains                   (59,021)           --
=======================================================================================
    Decrease in net assets resulting from distributions          (817,917)      (26,274)
=======================================================================================
Share transactions-net:
  Class A                                                      18,650,534     1,631,200
---------------------------------------------------------------------------------------
  Class B                                                       5,597,360       208,868
---------------------------------------------------------------------------------------
  Class C                                                       9,102,369       521,586
---------------------------------------------------------------------------------------
  Class R                                                          50,309        50,714
---------------------------------------------------------------------------------------
  Institutional Class                                               2,263        50,758
=======================================================================================
    Net increase in net assets resulting from share
     transactions                                              33,402,835     2,463,126
=======================================================================================
    Net increase in net assets                                 34,641,175     2,468,006
=======================================================================================

NET ASSETS:

  Beginning of year                                             2,468,006            --
=======================================================================================
  End of year (including undistributed net investment income
    of $15,300 and $(422), respectively)                      $37,109,181    $2,468,006
_______________________________________________________________________________________
=======================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Income Allocation Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Income Allocation Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income with growth of capital as a secondary investment objective. The Fund is a "fund of funds", in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized

AIM Income Allocation Fund

     gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The results of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds.

    AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.03% of average daily net assets, respectively, through at least June 30, 2007. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the numbers reflected above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes;
(iv) dividend expense on short sales; (v) extraordinary items; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    For the year ended December 31, 2006, AIM reimbursed fund level expenses of $253,530 and reimbursed class level expenses of $14,846, $4,075, $5,880, $117 and $10 for Class A, Class B, Class C, Class R and Institutional Class shares, respectively.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

AIM Income Allocation Fund


    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2006, ADI advised the Fund that it retained $48,616 in front-end sales commissions from the sale of Class A shares and $0, $3,787, $3,078 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $845.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $3,809 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM Income Allocation Fund

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:

                                                                2006       2005
---------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $808,775    $25,831
---------------------------------------------------------------------------------
Long-term capital gain                                           9,142        443
=================================================================================
Total distributions                                           $817,917    $26,274
_________________________________________________________________________________
=================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                   2006
---------------------------------------------------------------------------
Undistributed ordinary income                                   $    18,995
---------------------------------------------------------------------------
Undistributed long-term gain                                        491,175
---------------------------------------------------------------------------
Unrealized appreciation -- investments                              764,591
---------------------------------------------------------------------------
Temporary book/tax differences                                       (2,683)
---------------------------------------------------------------------------
Shares of beneficial interest                                    35,837,103
===========================================================================
Total net assets                                                $37,109,181
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation.

    The Fund does not have a capital loss carryforward as of December 31, 2006.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $37,270,824 and $3,435,184, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities          $793,819
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (29,228)
==============================================================================
Net unrealized appreciation of investment securities                $764,591
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $36,357,169.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of costs incurred during the start up period of the fund, on December 31, 2006, undistributed net investment income was increased by $18,397 and shares of beneficial interest decreased by $18,397. This reclassification had no effect on the net assets of the Fund.

AIM Income Allocation Fund

NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                         CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                                      2006(A)                     2005
                                                              ------------------------    ---------------------
                                                               SHARES        AMOUNT       SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,978,777    $20,800,689    162,787    $1,644,233
---------------------------------------------------------------------------------------------------------------
  Class B                                                       624,102      6,554,792    20,490        206,317
---------------------------------------------------------------------------------------------------------------
  Class C                                                       952,348     10,065,624    51,138        517,699
---------------------------------------------------------------------------------------------------------------
  Class R                                                         4,654         49,054     5,001         50,010
---------------------------------------------------------------------------------------------------------------
  Institutional Class                                                --             --     5,001         50,010
===============================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        41,255        437,818       593          5,993
---------------------------------------------------------------------------------------------------------------
  Class B                                                         8,769         93,384       252          2,551
---------------------------------------------------------------------------------------------------------------
  Class C                                                        12,993        138,448       385          3,897
---------------------------------------------------------------------------------------------------------------
  Class R                                                           291          3,068        70            704
---------------------------------------------------------------------------------------------------------------
  Institutional Class                                               215          2,263        74            748
===============================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        29,480        317,463        --             --
---------------------------------------------------------------------------------------------------------------
  Class B                                                       (29,482)      (317,463)       --             --
===============================================================================================================
Reacquired:
  Class A                                                      (273,970)    (2,905,436)   (1,854)       (19,026)
---------------------------------------------------------------------------------------------------------------
  Class B                                                       (69,807)      (733,353)       --             --
---------------------------------------------------------------------------------------------------------------
  Class C                                                      (104,746)    (1,101,703)       (1)           (10)
---------------------------------------------------------------------------------------------------------------
  Class R                                                          (175)        (1,813)       --             --
===============================================================================================================
                                                              3,174,704    $33,402,835    243,936    $2,463,126
_______________________________________________________________________________________________________________
===============================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 31% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 10--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM Income Allocation Fund


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                                                              -----------------------------------
                                                                                 OCTOBER 31, 2005
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2006                 2005
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.12               $10.03
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.39                 0.11(a)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.75                 0.13
=================================================================================================
    Total from investment operations                               1.14                 0.24
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.39)               (0.15)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.02)                  --
=================================================================================================
    Total distributions                                           (0.41)               (0.15)
=================================================================================================
Net asset value, end of period                                  $ 10.85               $10.12
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   11.48%                2.35%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $21,022               $1,634
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.29%(c)             0.29%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.96%(c)            20.85%(d)
=================================================================================================
Estimated acquired fund fees from underlying funds(e)              0.64%                0.69%
=================================================================================================
Ratio of net investment income to average net assets               4.86%(c)             6.45%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(f)                                           21%                0.99%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $9,853,639.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Income Allocation Fund

                                                                            CLASS B
                                                              ------------------------------------
                                                                                 OCTOBER 31, 2005
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED          COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2006                 2005
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.12               $10.03
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.31                 0.10(a)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.76                 0.12
==================================================================================================
    Total from investment operations                               1.07                 0.22
==================================================================================================
Less distributions:
  Dividends from net investment income                            (0.31)               (0.13)
--------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.02)                  --
==================================================================================================
    Total distributions                                           (0.33)               (0.13)
==================================================================================================
Net asset value, end of period                                  $ 10.86               $10.12
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                   10.74%                2.17%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 6,018               $  210
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.04%(c)             1.04%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.71%(c)            21.60%(d)
==================================================================================================
Estimated acquired fund fees from underlying funds(e)              0.64%                0.69%
==================================================================================================
Ratio of net investment income to average net assets               4.11%(c)             5.70%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(f)                                           21%                0.99%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,704,391.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Income Allocation Fund

                                                                            CLASS C
                                                              -----------------------------------
                                                                                 OCTOBER 31, 2005
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2006                 2005
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.12               $10.03
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.31                 0.10(a)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.76                 0.12
=================================================================================================
    Total from investment operations                               1.07                 0.22
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.31)               (0.13)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.02)                  --
=================================================================================================
    Total distributions                                           (0.33)               (0.13)
=================================================================================================
Net asset value, end of period                                   $10.86               $10.12
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   10.74%                2.17%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $9,905               $  521
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.04%(c)             1.04%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.71%(c)            21.60%(d)
=================================================================================================
Estimated acquired fund fees from underlying funds(e)              0.64%                0.69%
=================================================================================================
Ratio of net investment income to average net assets               4.11%(c)             5.70%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(f)                                           21%                0.99%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $3,902,640.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Income Allocation Fund

                                                                            CLASS R
                                                              -----------------------------------
                                                                                 OCTOBER 31, 2005
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2006                 2005
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.11               $10.03
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.43                 0.11(a)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.70                 0.11
=================================================================================================
    Total from investment operations                               1.13                 0.22
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.36)               (0.14)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.02)                  --
=================================================================================================
    Total distributions                                           (0.38)               (0.14)
=================================================================================================
Net asset value, end of period                                   $10.86               $10.11
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   11.41%                2.20%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  107               $   51
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.54%(c)             0.54%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.21%(c)            21.10%(d)
=================================================================================================
Estimated acquired fund fees from underlying funds(e)              0.64%                0.69%
=================================================================================================
Ratio of net investment income to average net assets               4.61%(c)             6.20%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(f)                                           21%                0.99%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $77,543.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Income Allocation Fund

                                                                      INSTITUTIONAL CLASS
                                                              -----------------------------------
                                                                                 OCTOBER 31, 2005
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2006                 2005
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.11               $10.03
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.53                 0.12(a)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.65                 0.11
=================================================================================================
    Total from investment operations                               1.18                 0.23
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.42)               (0.15)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.02)                  --
=================================================================================================
    Total distributions                                           (0.44)               (0.15)
=================================================================================================
Net asset value, end of period                                   $10.85               $10.11
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   11.87%                2.29%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   57               $   51
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.03%(c)             0.04%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.58%(c)            20.58%(d)
=================================================================================================
Estimated acquired fund fees from underlying funds(e)              0.64%                0.69%
=================================================================================================
Ratio of net investment income to average net assets               5.11%(c)             6.70%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(f)                                           21%                0.99%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $53,852.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

AIM Income Allocation Fund

PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Income Allocation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM Income Allocation Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Income Allocation Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 31, 2005 (date operations commenced) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2007
Houston, Texas

AIM Income Allocation Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

          FEDERAL AND STATE INCOME TAX
           ----------------------------

           Long-Term Capital Gain Dividends        $ 9,142
           Qualified Dividend Income*                15.50%
           Corporate Dividends Received
             Deduction*                              14.36%
           U.S. Treasury Obligations*                 0.39%


              * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

          NON-RESIDENT ALIEN SHAREHOLDERS
           ----------------------------------------------------

           Qualified Short-Term Gains              $49,879
           Qualified Interest Income**               52.53%


              ** The above percentage is based on income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were 69.30%, 70.16%, 63.18%, and 70.45%, respectively.

AIM Income Allocation Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 110 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, AMVESCAP PLC (parent of AIM
                                             and a global investment management
                                             firm); Chairman, A I M Advisors, Inc.
                                             (registered investment advisor); and
                                             Director, Chairman, Chief Executive
                                             Officer and President, AVZ Inc. (holding
                                             company); INVESCO North American
                                             Holdings, Inc. (holding company);
                                             Chairman and President, AMVESCAP Group
                                             Services, Inc. (service provider);
                                             Trustee, The AIM Family of Funds(R);
                                             Chairman, Investment Company Institute;
                                             and Member of Executive Board, SMU Cox
                                             School of Business

                                             Formerly: President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(2) -- 1946     1988       Director and Chairman, A I M Management   None
  Trustee and Vice Chair                     Group Inc. (financial services holding
                                             company); Director and Vice Chairman,
                                             AMVESCAP PLC; Chairman, AMVESCAP
                                             PLC -- AIM Division (parent of AIM and a
                                             global investment management firm) and
                                             Trustee and Vice Chair of The AIM Family
                                             of Funds--Registered Trademark--

                                             Formerly: President and Chief Executive
                                             Officer, A I M Management Group Inc.;
                                             Director, Chairman and President, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered
                                             investment advisor), A I M Distributors,
                                             Inc. (registered broker dealer), AIM
                                             Investment Services, Inc., (registered
                                             transfer agent), and Fund Management
                                             Company (registered broker dealer);
                                             Chief Executive Officer, AMVESCAP
                                             PLC -- Managed Products; and President
                                             and Principal Executive Officer of The
                                             AIM Family of Funds--Registered
                                             Trademark--
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(3) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, A I M Management Group Inc.,
  Principal                                  AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                          broker dealer), AIM Funds Management
                                             Inc. (registered investment advisor) and
                                             1371 Preferred Inc. (holding company);
                                             Director and President, A I M Advisors,
                                             Inc., INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Capital Management, Inc. and A I M
                                             Distributors, Inc.; Director and
                                             Chairman, AIM Investment Services, Inc.,
                                             Fund Management Company and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, AVZ Callco Inc. (holding
                                             company); AMVESCAP Inc. (holding
                                             company) and AIM Canada Holdings Inc.
                                             (holding company); Director and Chief
                                             Executive Officer, AIM Trimark Corporate
                                             Class Inc. (formerly AIM Trimark Global
                                             Fund Inc.) (corporate mutual fund
                                             company) and AIM Trimark Canada Fund
                                             Inc. (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             Powershares Capital Management LLC

                                             Formerly: President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; Executive Vice
                                             President and Chief Operations Officer,
                                             AIM Funds Management Inc.; President,
                                             AIM Trimark Global Fund Inc. and AIM
                                             Trimark Canada Fund Inc.; and Director,
                                             Trimark Trust (federally regulated
                                             Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1985       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company (2 portfolios))
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Cortland Trust, Inc.
                                             (Chairman) (registered investment
                                             company (3 portfolios)); Annuity and
                                             Life Re (Holdings), Ltd. (insurance
                                             company); CompuDyne Corporation
                                             (provider of products and services to
                                             the public security market); and
                                             Homeowners of America Holding
                                             Corporation (property casualty company)

                                             Formerly: Director, President and Chief
                                             Executive Officer, Volvo Group North
                                             America, Inc.; Senior Vice President, AB
                                             Volvo; and Director of various
                                             affiliated Volvo companies; and
                                             Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff, and Discovery Global
  Trustee                                    Century Group, Inc. (government affairs   Education Fund
                                             company); and Owner, Dos Angelos Ranch,   (non-profit)
                                             L.P.
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Cortland Trust, Inc. (registered
  Trustee                                    Naftalis and Frankel LLP                  investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1977       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   Director, Mainstay VP Series
  Trustee                                    Formerly: Partner, Deloitte & Touche      Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(3) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Income Allocation Fund

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc. and A I M
                                             Advisors, Inc.; Director, Vice President
                                             and Secretary, INVESCO Distributors,
                                             Inc.; Vice President and Secretary,
                                             A I M Capital Management, Inc., AIM
                                             Investment Services, Inc., and Fund
                                             Management Company; Senior Vice
                                             President and Secretary, A I M
                                             Distributors, Inc.; Director and Vice
                                             President, INVESCO Funds Group Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, Powershares Capital Management
                                             LLC

                                             Formerly: Chief Operating Officer,
                                             Senior Vice President, General Counsel,
                                             and Secretary, Liberty Ridge Capital,
                                             Inc. (an investment adviser); Vice
                                             President and Secretary, PBHG Funds (an
                                             investment company); Vice President and
                                             Secretary, PBHG Insurance Series Fund
                                             (an investment company); General Counsel
                                             and Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, AMVESCAP      N/A
  Vice President                             PLC; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, AMVESCAP PLC; Director, INVESCO
                                             Funds Group, Inc.; and Vice President of
                                             The AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Director, Vice President and    N/A
                                             General Counsel, Fund Management
                                             Company; Director, Senior Vice
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Director and Vice
                                             President, INVESCO Distributors, Inc.;
                                             Senior Vice President, A I M
                                             Distributors, Inc.; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Chief
                                             Executive Officer and President, INVESCO
                                             Funds Group, Inc.; and Senior Vice
                                             President, and General Counsel, Liberty
                                             Financial Companies, Inc. and Senior
                                             Vice President and General Counsel
                                             Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                  Advisors, Inc.; and Vice President,
  Financial Officer and                      Treasurer and Principal Officer of The
  Treasurer                                  AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Senior Vice President, AIM
                                             Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Director of Cash Management, Managing     N/A
  Vice President                             Director and Chief Cash Management
                                             Officer, A I M Capital Management, Inc;
                                             Director and President, Fund Management
                                             Company; and Vice President, A I M
                                             Advisors, Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); and
                                             President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust Only)
                                             Formerly: Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc., Fund Management
                                             Company and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc.; Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; Vice President and Chief
                                             Compliance Officer, A I M Capital
                                             Management, Inc.; and Vice President,
                                             A I M Distributors, Inc., AIM Investment
                                             Services, Inc. and Fund Management
                                             Company

                                             Formerly: Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; Chief Compliance Officer
                                             and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management; and
                                             Chief Compliance Officer, Chief
                                             Operating Officer and Deputy General
                                             Counsel, American General Investment
                                             Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

   [EDELIVERY GO PAPERLESS AIMINVESTMENTS.COM/EDELIVERY GO PAPERLESS GRAPHIC]

REGISTER FOR EDELIVERY

eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?

Register for eDelivery to:

-    save your Fund the cost of printing and postage.

-    reduce the amount of paper you receive.

-    gain access to your documents faster by not waiting for the mail.

-    view your documents online anytime at your convenience.

- save the documents to your personal computer or print them out for your records.

HOW DO I SIGN UP?

It's easy. Just follow these simple steps:

1.   Log in to your account.

2.   Click on the "Service Center" tab.

3.   Select "Register for eDelivery" and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.

If used after April 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $463 billion in assets under management as of December 31, 2006.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

AIMinvestments.com                 INCAL-AR-1           A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

         Exchange-                            College   Separately
Mutual     Traded    Retirement               Savings     Managed    Offshore      Cash
 Funds     Funds      Products    Annuities    Plans     Accounts    Products   Management
------   ---------   ----------   ---------   -------   ----------   --------   ----------


                                                         [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                AIM International
                                 Allocation Fund

                Annual Report to Shareholders - December 31, 2006

                               [COVER GLOBE IMAGE]

DIVERSIFIED PORTFOLIOS

Table of Contents

Supplemental Information ................................................      2
Letters to Shareholders .................................................      3
Performance Summary .....................................................      5
Management Discussion ...................................................      5
Fund Expenses ...........................................................      7
Long-term Fund Performance ..............................................      8
Approval of Advisory Agreement ..........................................     10
Schedule of Investments .................................................    F-1
Financial Statements ....................................................    F-2
Notes to Financial Statements ...........................................    F-5
Financial Highlights ....................................................   F-10
Auditor's Report ........................................................   F-16
Tax Disclosures .........................................................   F-17
Trustees and Officers ...................................................   F-18

[AIM INVESTMENT SOLUTIONS]

[GRAPHIC]      [GRAPHIC]        [GRAPHIC]

[DOMESTIC   [INTERNATIONAL/      [SECTOR
 EQUITY]     GLOBAL EQUITY]      EQUITY]

[GRAPHIC]      [GRAPHIC]        [GRAPHIC]

 [FIXED       [ALLOCATION     [DIVERSIFIED
 INCOME]       SOLUTIONS]      PORTFOLIOS]

                             [AIM INVESTMENTS LOGO]
                           -- REGISTERED TRADEMARK --

AIM International Allocation Fund

AIM INTERNATIONAL ALLOCATION FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

- Unless otherwise stated, information presented in this report is as of December 31, 2006, and is based on total net assets.

About share classes

- Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans, except for plans that have existing accounts invested in Class B shares.

- Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the Fund

- The Fund is a "fund of funds," which means that it invests its assets in other underlying mutual funds advised by A I M Advisors, Inc.

- The advisor may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds at its discretion.

- Investors will bear not just their share of the Fund's operational expenses but also, indirectly, the operating expenses of the underlying funds.

- The advisor has the ability to select and substitute the underlying funds in which the Fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary of the Fund, the advisor is required to act in the Fund's best interest when selecting the underlying funds.

- There is risk that the advisor's evaluations and assumptions regarding the Funds' broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investments from the underlying funds at a time that is unfavorable to the Fund.

Principal risks of investing in the underlying funds

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

- Some of the underlying funds may invest in smaller companies. This involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

- Investing in emerging markets involves greater risks than investing in more established markets. Risks for emerging markets include risks relating to the relatively smaller size and lesser liquidity of these markets, high inflation rates, adverse political developments and lack of timely information.

- Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- Some of the underlying funds may be non-diversified, which can cause the value of the Fund's shares to vary more widely than if the underlying funds invested more broadly.

- The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including some directly involving the companies whose securities are owned by the underlying funds. These factors include general economic and market conditions, regional or global economic instability and currency and interest rate fluctuations.

- Certain of the underlying funds may engage in active and frequent trading of securities to achieve their investment objectives. This may cause them to incur increased costs, which may lower the actual return of the underlying funds. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.

- The value of convertible securities in which an underlying fund may invest may be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted.

- The underlying funds may invest a portion of their assets in debt securities such as notes and bonds. The value of debt securities and the income they generate may be affected by changing interest rates and by changes in effective maturities and credit ratings of the securities.

- The underlying funds may invest in lower quality debt securities, commonly known as "junk bonds." Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

Continued on page 8

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FUND NASDAQ SYMBOLS

Class A Shares   AINAX
Class B Shares   INABX
Class C Shares   INACX
Class R Shares   RINAX

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM International Allocation Fund

                                 [TAYLOR PHOTO]

                                  Philip Taylor

Dear Shareholders of The AIM Family of Funds--REGISTERED TRADEMARK--:

I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the year ended December 31, 2006, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

     In the United States and around the globe, most major stock market indexes rose in 2006. U.S. stocks benefited from continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve, among other factors. Global markets also enjoyed a good year, while all major fixed-income indexes produced positive annual returns.

     As I write this letter, the consensus outlook for the economy remains positive. But we all know that markets are unpredictable and subject to sudden changes based on geopolitical or economic developments. At AIM Investments, --REGISTERED TRADEMARK-- we believe investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments offers a broad product line that gives your financial advisor options to build a portfolio that's right for you regardless of market conditions. Our product line includes a comprehensive range of mutual funds, including domestic, global and international equity funds; taxable and tax-exempt fixed-income funds; and a variety of allocation portfolios--with risk and return characteristics to match your needs. We maintain this extensive set of product solutions because we believe in the value of diversified investment portfolios.

     To provide you even more investment options, we recently launched AIM Independence Funds, six new target maturity funds that combine AIM retail mutual funds and PowerShares --REGISTERED TRADEMARK-- exchange-traded funds (ETFs) as underlying investment options. ETFs are relatively low cost and potentially tax-efficient funds that trade like individual stocks. These AIM Independence Funds are intended to provide broad diversification and risk/reward levels that change as your target retirement date nears. Your financial advisor can provide you with more information about the new AIM Independence Funds.

     At AIM Investments, we believe in the value of working with a trusted financial advisor. Your financial advisor can help you build a diversified investment portfolio, making periodic adjustments as market conditions and your investment goals change. While there are no guarantees with any investment program, a long-term plan matched to your financial goals, risk tolerance and time horizon offers the potential to keep you and your investments on track--and your financial advisor can provide you with valuable information and advice.

     I also invite you to visit us on the Internet at AIMinvestments.com. Our Web site allows you to access your account information, review fund performance, learn more about your fund's investment strategies and obtain general investing information--whenever it's convenient for you.

Our commitment to you

While we're committed to maintaining a comprehensive, easy-to-navigate Web site, we're even more committed to providing excellent customer service. Our highly trained, courteous client services representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

     All of us at AIM Investments are committed to helping you achieve your financial goals. We work every day to earn your trust, and are grateful for the confidence you've placed in us.

Sincerely,


/s/ PHILIP TAYLOR
-------------------------------------
Philip Taylor
President - AIM Funds
CEO, AIM Investments

February 9, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. AIM Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. AIM Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM International Allocation Fund

                                [CROCKETT PHOTO]

                                Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

     The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the equity and fixed-income AIM Funds improved to 15.08% for the one-year period ended December 31, 2006, as compared to 9.13% for the one-year period ended December 31, 2005, and 11.20% for the one-year period ended December 31, 2004.(1) The asset-weighted absolute performance for the AIM money market funds was 4.84% for the one-year period ended December 31, 2006, as compared to 3.04% for the one- year period ended December 31, 2005, and 1.23% for the one-year period ended December 31, 2004.(2)

     In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds' performance, attract new assets and reduce costs. The asset class subcommittees of your Board's Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

     On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I'll report more on these steps once they're completed.

     Another major Board initiative for early 2007 is the revision of the AIM Funds' proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

     While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar Inc. is a leading provider of independent mutual fund investment research) included a review of AIM's progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I'm looking forward to a return visit to Morningstar this year to review AIM Funds' performance and governance ratings.

     Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

     I'd like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,


/s/ BRUCE L. CROCKETT
-------------------------------------
Bruce L. Crockett
Independent Chair
AIM Funds Board

February 9, 2007

(1) Past performance is no guarantee of future results. The asset-weighted absolute performance for the equity and fixed-income AIM Funds is derived by taking the one-year cumulative total return for each share class of each AIM Fund in existence as of December 31, 2006, (excluding money market funds) and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

(2) Past performance is no guarantee of future results. The asset-weighted absolute performance for the AIM money market funds is derived by taking the one-year cumulative total return for each share class of each AIM money market fund in existence as of December 31, 2006, and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

AIM International Allocation Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY

Foreign equity markets posted strong positive returns over the year, marking 2006 as the fourth consecutive year of double-digit returns. Following a trend of recent years, foreign equities continued to outperform U.S equities.

     AIM International Allocation Fund, excluding applicable sales charges, performed in line with its style-specific benchmark. We attribute this favor-able performance to the Fund's broad diversification that permitted it to have exposure to multiple asset classes, helping the overall portfolio weather market volatility over the year.

     Your Fund's long-term performance appears on pages 8-9.

FUND VS. INDEXES

Total returns, 12/31/05-12/31/06, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares                                                       26.42%
Class B Shares                                                       25.50
Class C Shares                                                       25.50
Class R Shares                                                       26.07
MSCI EAFE Index (Broad Market Index and Style-Specific Index)        26.34
Lipper International Multi-Cap Core Funds Index (Peer Group Index)   24.89

SOURCE: LIPPER INC.

HOW WE INVEST

The Fund offers investors convenient entry into international markets through a single, broadly diversified portfolio that has the flexibility to invest across investment styles (growth, value and core), market capitalizations (small and large), sectors and countries, both emerging and developed. The resulting portfolio blends five unique, complementary and established funds--AIM International Core Equity Fund, AIM International Growth Fund, AIM Global Value Fund, AIM International Small Company Fund and AIM Developing Markets Fund--to create a versatile core holding that provides broad international diversification.

     We determine target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds in the portfolio are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques. While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain the target asset class allocations.

MARKET CONDITIONS AND YOUR FUND

The Fund's benchmark MSCI EAFE Index rose 26.34% over the year. Despite some mid-year volatility, favorable liquidity conditions and receding inflationary fears prompted a year-end rally. European equities continued to lead global equity markets, ending 2006 with strong double-digit returns. Japanese equities ended the year on a positive note, having been a key laggard in comparison to other global stock markets in 2006. Emerging markets (as represented by the MSCI Emerging Markets Index), while incurring elevated levels of volatility mid-year, once again produced stellar results, returning 32.2% in 2006.

     The performance of smaller companies (as represented by MSCI World ex US Small Cap Index), though positive, lagged large caps stocks (as represented by MSCI EAFE Index) over the year. The two indexes returned 19.46% and 26.34% respectively. The strong outperformance of smaller companies over the past cou-ple of years has brought valuations to a level where they are on par (or in some cases at a premium) with large cap stocks. Inefficiencies

                                                                     (continued)

PORTFOLIO COMPOSITION

                                                                        TARGET    % OF TOTAL NET ASSETS
ASSET CLASS                                     FUND                  ALLOCATION      AS OF 12/31/06
-----------                     ------------------------------------  ----------  ---------------------
International/Global Equity     AIM Developing Markets Fund              5.00%             5.46%
International/Global Equity     AIM Global Value Fund                   27.50             26.53
International/Global Equity     AIM International Core Equity Fund      35.00             34.42
International/Global Equity     AIM International Growth Fund           22.50             22.87
International/Global Equity     AIM International Small Company Fund    10.00             10.08
Other Assets Less Liabilities                                                              0.64

The Fund purchases Institutional Class shares of the underlying funds. Institutional Class shares have no sales charge. The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular fund.

TOTAL NET ASSETS   $192.28 MILLION

AIM International Allocation Fund

in smaller cap equities, due to the reduced research dedicated to them (versus large caps), however continued to provide attractive investment opportunities for keen investors.

     In terms of investment styles, the value style index again outperformed growth during the year.

     Against this favorable investment backdrop, your Fund's five underlying funds each registered double-digit returns for the year and contributed positively to the Fund's overall return.

- AIM INTERNATIONAL CORE EQUITY FUND, which represents 35% of AIM International Allocation Fund's total target allocation, provided the largest contribution to overall absolute performance return. Improved relative performance in the larger, well-established companies favored in the fund's investment approach was the leading contributor to results for the year. An underweight to strong performing utilities (a sector buoyed by continued take-over activity) however detracted and prevented the fund from fully capturing the strong market return.

- AIM INTERNATIONAL GROWTH FUND, which represents 22.5% of AIM International Allocation Fund's total target allocation, provided the second-largest contribution to the overall absolute performance return. Strong stock selection across consumer related sectors (both in developed and emerging markets), a rich source of high-quality growth companies favored by this strategy and an underweight exposure in the volatile Japanese market con-tributed to return.

- AIM GLOBAL VALUE FUND, which represents 27.5% of AIM International Allocation Fund's total target allocation, represented the third-largest contribution to the Fund's overall absolute return. AIM Global Value Fund's focus on preserving capital in down markets held up well during the mid period market volatility. The fund however lagged the MSCI EAFE Index (which is comprised solely of foreign equities) due to the fund's exposure to the relatively weaker U.S. market.

- AIM INTERNATIONAL SMALL COMPANY FUND, which represents 10% of AIM International Allocation Fund's total target allocation, provided the fourth-largest contribution to the overall absolute performance return. This gain was significantly ahead of broad international small company indexes and well ahead of the MSCI EAFE Index.

- AIM DEVELOPING MARKETS FUND, which represents 5% of AIM International Allocation Fund's total target allocation, outperformed the broad emerging market indexes. The fund provided the smallest contribution to the over-all absolute performance primarily due to its smaller allocation. The overall quality of the portfolio, the attractiveness of individual securities and the fund's ability to identify and invest in the inefficient (less followed) mid/small-cap space largely explained strong performance.

In closing

It is important to note that over the past 12 months, AIM International Allocation Fund, buoyed by strong international markets, has experienced strong double-digit returns. It would be imprudent for us to suggest that such a level of performance is sustainable over the long term. Regardless of macro-economic trends, however the Fund maintained its allocations and continued to offers investors convenient entry into international markets through a single, broadly diversified portfolio.

     We welcome new investors and thank all of our shareholders for investing in AIM International Allocation Fund.

The views and opinions expressed in management's discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

     See important Fund and index disclosures on the inside front cover.

                                 [WENDLER PHOTO]

Gary Wendler

Director of Product Line Strategy and Investment Services, is manager of AIM International Allocation Fund. He began his career in the investment industry in 1986 and joined AIM in 1995. Mr. Wendler earned a B.B.A in finance from Texas A&M University.

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 8-9.

AIM International Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

     In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

                                                         HYPOTHETICAL
                                                  (5% ANNUAL RETURN BEFORE
                                ACTUAL                     EXPENSES)
                      --------------------------  --------------------------
         BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
SHARE  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
CLASS     (7/1/06)    (12/31/06)(1)   PERIOD(2)     (12/31/06)    PERIOD(2)      RATIO
-----  -------------  -------------  -----------  -------------  -----------  ----------
A        $1,000.00      $1,149.30       $2.38       $1,022.99       $2.24        0.44%
B         1,000.00       1,145.80        6.44        1,019.21        6.06        1.19
C         1,000.00       1,145.80        6.44        1,019.21        6.06        1.19
R         1,000.00       1,148.10        3.74        1,021.73        3.52        0.69

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index date from 10/31/05

          AIM INTERNATIONAL  AIM INTERNATIONAL  AIM INTERNATIONAL  AIM INTERNATIONAL
           ALLOCATION FUND    ALLOCATION FUND    ALLOCATION FUND    ALLOCATION FUND                       LIPPER INTERNATIONAL
DATE       -CLASS A SHARES    -CLASS B SHARES    -CLASS C SHARES.    -CLASS R SHARES  MSCI EAFE INDEX  MULTI-CAP CORE FUNDS INDEX
----      -----------------  -----------------  -----------------  -----------------  ---------------  --------------------------
10/31/05        $ 9450             $10000             $10000             $10000            $10000                $10000
   11/05          9768              10336              10336              10336             10245                 10199
   12/05         10186              10765              10765              10777             10721                 10670
    1/06         10870              11480              11480              11492             11380                 11291
    2/06         10860              11469              11469              11482             11354                 11266
    3/06         11232              11851              11851              11874             11729                 11637
    4/06         11717              12354              12354              12378             12289                 12188
    5/06         11280              11881              11881              11915             11812                 11692
    6/06         11204              11790              11790              11834             11811                 11637
    7/06         11357              11951              11951              11995             11928                 11758
    8/06         11670              12272              12272              12327             12256                 12074
    9/06         11727              12323              12323              12377             12275                 12114
   10/06         12137              12745              12745              12811             12752                 12543
   11/06         12498              13117              13117              13194             13133                 12931
   12/06         12875              13110              13510              13587             13545                 13326

                                                             Source: Lipper Inc.

AIM International Allocation Fund

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

Continued from inside front cover

- Certain of the underlying funds may participate in the initial public offering (IPO) market in some market cycles. If the underlying funds have a smaller asset base, any investment an underlying fund may make in IPOs may significantly affect the Fund's total return.

- The underlying funds may use enhanced investment techniques such as leverage, derivatives and short sales. Leveraging entails special risks such as magnifying changes in the value of the portfolio's securities. Derivatives are subject to counter party risk-the risk that the other party will not complete the transaction with the Fund. Short sales carry the risk of buying a security back at a higher price at which the Fund's exposure is unlimited.

About indexes used in this report

- The unmanage MSCI EUROPE, AUSTRALASIA AND THE FAR EAST INDEX (the MSCI EAFE --REGISTERED TRADEMARK--) is a group of foreign securities tracked by Morgan Stanley Capital International.

- The LIPPER INTERNATIONAL MULTI-CAP CORE FUNDS INDEX is an equally weighted representation of the 30 largest funds in the Lipper International Multi-Cap Growth Category. These funds invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Lipper Inc. is an independent mutual fund performance monitor.

- The unmanaged MSCI WORLD EX USA SMALL CAP INDEX measures securities in the global developed markets excluding the U.S with market capitalizations between $200 - $1,500 million dollars. It is compiled by Morgan Stanley Capital International.

- The unmanaged MSCI EMERGING MARKETS INDEX is a group of securities from emerging markets tracked by Morgan Stanley Capital International. The index represents investable opportunities for global investors, taking into account the local market restrictions on share ownership by foreign investors.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

AIM International Allocation Fund

                          AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/06, including applicable sales charges

CLASS A SHARES
Inception (10/31/05)   24.18%
   1 Year              19.50

CLASS B SHARES
Inception (10/31/05)   26.11%
   1 Year              20.50

CLASS C SHARES
Inception (10/31/05)   29.40%
   1Year               24.50

CLASS R SHARES
Inception (10/31/05)   30.03%
   1 Year              26.07


THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE.

                            CUMULATIVE TOTAL RETURNS

6 months ended 12/31/06, excluding applicable sales charges

Class A Shares   14.93%
Class B Shares   14.58
Class C Shares   14.58
Class R Shares   14.81

PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR SALE OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     A REDEMPTION FEE OF 2% WILL BE IMPOSED ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF THE FUND WITHIN 30 DAYS OF PURCHASE. EXCEPTIONS TO THE REDEMPTION FEE ARE LISTED IN THE FUND'S PROSPECTUS.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

Continued from page 8

Other information

- The returns shown in the management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarterends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

AIM International Allocation Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM Growth Series (the "Board") oversees the management of AIM International Allocation Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2006.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms' length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made a recommendation to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendation to the Board in connection there-with, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

     Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund's performance, advisory fees, expense limitations and/or fee waivers.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on this review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of the Fund relative to comparable funds. Not applicable because the Fund has not been in operation for a full calendar year.

- The performance of the Fund relative to indices. Not applicable because the Fund has not been in operation for a full calendar year.

- Meetings with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. Not applicable because the Fund has not been in operation for a full calendar year.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM will not charge the Fund any advisory fees pursuant to the Advisory Agreement although the underlying funds in which the Fund invests pay advisory fees.

- Fees relative to those of comparable funds with other advisors. The Board noted that AIM will not charge the Fund any advisory fees pursuant to the Advisory Agreement although the underlying funds in which the Fund invests pay advisory fees.

- Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2007 in an amount necessary to limit other expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through June 30, 2007. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board noted that AIM will not charge the Fund any advisory fees pursuant to the Advisory Agreement although the underlying funds in which the Fund invests pay advisory fees.

- Investments in affiliated money market funds. Not applicable because the Fund does not invest in affiliated money market funds.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation.

- Profitability of AIM and its affiliates. The Board noted that AIM will not charge the Fund any advisory fees pursuant to the Advisory Agreement although the underlying funds in which the Fund invests pay advisory fees.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to approve the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to approve the Advisory Agreement, in part, because of such knowl-

                                                                     (continued)

AIM International Allocation Fund

edge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board's approval of the continuance of the Advisory Agreement for the Fund.

Supplement to Annual Report dated 12/31/06

AIM INTERNATIONAL ALLOCATION FUND

Institutional Class Shares

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/06

Inception (10/31/05)   30.67%
   1 Year              26.64
   6 Months*           15.05

*    Cumulative total return that has not been annualized

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE (NAV). PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES PRIMARILY DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

     A REDEMPTION FEE OF 2% WILL BE IMPOSED ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF THE FUND WITHIN 30 DAYS OF PURCHASE. EXCEPTIONS TO THE REDEMPTION FEE ARE LISTED IN THE FUND'S PROSPECTUS.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

     PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NAV. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE THE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246 OR VISIT AIMINVESTMENTS.COM.

NASDAQ SYMBOL   INAIX

Over for information on your Fund's expenses.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMINVESTMENTS.COM   INTAL-INS-1   A I M Distributors, Inc.

                             [AIM INVESTMENTS LOGO]
                           -- REGISTERED TRADEMARK --

Information about your Fund's expenses

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

     In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006 appears in the table on the front of this supplement.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

                                                                 HYPOTHETICAL
                                                          (5% ANNUAL RETURN BEFORE
                                        ACTUAL                     EXPENSES)
                              --------------------------  --------------------------
                 BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
SHARE          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
CLASS             (7/1/06)    (12/31/06)(1)   PERIOD(2)     (12/31/06)    PERIOD(2)      RATIO
-----          -------------  -------------  -----------  -------------  -----------  ----------
Institutional    $1,000.00      $1,150.50       $0.98       $1,024.30       $0.92        0.18%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

AIMINVESTMENTS.COM   INTAL-INS-1   A I M Distributors, Inc.

AIM International Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2006

                                                             CHANGE IN
                                                             UNREALIZED
                   VALUE       PURCHASES      PROCEEDS      APPRECIATION     REALIZED      DIVIDEND      SHARES        VALUE
                 12/31/2005     AT COST      FROM SALES    (DEPRECIATION)   GAIN (LOSS)     INCOME     12/31/2006    12/31/2006
--------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF
  INVESTMENTS
  IN AFFILIATED
  ISSUERS-99.36%(a)
AIM Developing
  Markets Fund-
  Institutional
  Class-5.46%    $476,810     $ 8,462,687    $  (79,479)    $ 1,630,645     $   11,977    $  58,182     395,133     $ 10,502,640
--------------------------------------------------------------------------------------------------------------------------------
AIM Global
  Value Fund-
  Institutional
  Class-26.53%   2,532,840     47,038,214      (788,732)      2,199,681      1,510,405      975,892    3,154,233      51,003,944
--------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Core Equity
  Fund-
  Institutional
  Class-34.42%   3,259,611     59,690,810      (666,492)      3,843,339      1,782,458    1,224,210    4,554,266      66,173,490
--------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Growth Fund-
  Institutional
  Class-22.87%   2,118,838     37,300,021      (365,221)      4,889,379        166,632      408,053    1,460,757      43,983,393
--------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Small Company
  Fund-
  Institutional
  Class-10.08%    958,583      18,988,844      (348,104)       (284,162)     2,018,304      826,020     802,789       19,379,317
================================================================================================================================
TOTAL-99.36%
  (Cost
  $178,766,963)  9,346,682    171,480,576    (2,248,028)     12,278,882      5,489,776(b) 3,492,357                  191,042,784
================================================================================================================================
OTHER ASSETS
  LESS
  LIABILITIES-0.64%                                                                                                    1,235,476
================================================================================================================================
NET
 ASSETS-100.00%                                                                                                     $192,278,260
________________________________________________________________________________________________________________________________
================================================================================================================================

Notes to Schedule of Investments:

(a) The mutual funds and the Fund are affiliated by having the same investment advisor.
(b) Includes $5,305,104 of capital gains from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments in affiliated underlying funds,
  at value (cost $178,766,963)                 $191,042,784
===========================================================
Receivables for:
  Fund shares sold                                2,246,615
-----------------------------------------------------------
  Fund expenses absorbed                              6,619
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                3,307
-----------------------------------------------------------
Other assets                                         64,175
===========================================================
    Total assets                                193,363,500
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             790,777
-----------------------------------------------------------
  Fund shares reacquired                            132,086
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  4,115
-----------------------------------------------------------
Accrued distribution fees                            75,652
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            3,706
-----------------------------------------------------------
Accrued transfer agent fees                          41,917
-----------------------------------------------------------
Accrued operating expenses                           36,987
===========================================================
    Total liabilities                             1,085,240
===========================================================
Net assets applicable to shares outstanding    $192,278,260
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $174,675,292
-----------------------------------------------------------
Undistributed net investment income                  13,544
-----------------------------------------------------------
Undistributed net realized gain from
  affiliated underlying fund shares               5,313,603
-----------------------------------------------------------
Unrealized appreciation of affiliated
  underlying fund shares                         12,275,821
===========================================================
                                               $192,278,260
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $129,473,645
___________________________________________________________
===========================================================
Class B                                        $ 21,839,118
___________________________________________________________
===========================================================
Class C                                        $ 39,825,696
___________________________________________________________
===========================================================
Class R                                        $  1,070,623
___________________________________________________________
===========================================================
Institutional Class                            $     69,178
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           9,741,107
___________________________________________________________
===========================================================
Class B                                           1,650,518
___________________________________________________________
===========================================================
Class C                                           3,010,751
___________________________________________________________
===========================================================
Class R                                              80,677
___________________________________________________________
===========================================================
Institutional Class                                   5,196
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.29
-----------------------------------------------------------
  Offering price per share
    (Net asset value of $13.29 divided by
  94.50%)                                      $      14.06
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      13.23
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      13.23
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      13.27
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      13.31
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Allocation Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends from affiliated underlying funds                    $ 3,492,357
-------------------------------------------------------------------------
Other Income                                                           85
=========================================================================
    Total investment income                                     3,492,442
=========================================================================

EXPENSES:

Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                      7,852
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         151,709
-------------------------------------------------------------------------
  Class B                                                         113,906
-------------------------------------------------------------------------
  Class C                                                         192,895
-------------------------------------------------------------------------
  Class R                                                           2,472
-------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              239,318
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                   11
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          16,824
-------------------------------------------------------------------------
Registration and filing fees                                      110,881
-------------------------------------------------------------------------
Reports to shareholders                                            54,006
-------------------------------------------------------------------------
Other                                                              60,062
=========================================================================
    Total expenses                                                999,936
=========================================================================
Less: Expenses reimbursed and expense offset arrangements        (372,971)
=========================================================================
    Net expenses                                                  626,965
=========================================================================
Net investment income                                           2,865,477
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS IN AFFILIATED
  UNDERLYING FUND SHARES:

Net realized gain on sales of affiliated underlying fund
  shares                                                          184,672
-------------------------------------------------------------------------
Net realized gain from distributions of affiliated
  underlying fund shares                                        5,305,104
=========================================================================
    Net realized gain from affiliated underlying fund shares    5,489,776
=========================================================================
Change in net unrealized appreciation of affiliated
  underlying fund shares                                       12,278,882
=========================================================================
    Net gain from affiliated underlying funds                  17,768,658
=========================================================================
Net increase in net assets resulting from operations          $20,634,135
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Allocation Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006           2005
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  2,865,477    $  117,151
----------------------------------------------------------------------------------------
  Net realized gain and capital gain distributions from
    affiliated underlying funds shares                           5,489,776       127,337
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    affiliated underlying funds shares                          12,278,882        (3,061)
========================================================================================
    Net increase in net assets resulting from operations        20,634,135       241,427
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (2,075,075)      (81,589)
----------------------------------------------------------------------------------------
  Class B                                                         (276,170)      (21,527)
----------------------------------------------------------------------------------------
  Class C                                                         (497,063)      (25,772)
----------------------------------------------------------------------------------------
  Class R                                                          (16,255)       (1,314)
----------------------------------------------------------------------------------------
  Institutional Class                                               (1,231)         (986)
========================================================================================
    Total distributions from net investment income              (2,865,794)     (131,188)
========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (204,559)           --
----------------------------------------------------------------------------------------
  Class B                                                          (34,974)           --
----------------------------------------------------------------------------------------
  Class C                                                          (62,948)           --
----------------------------------------------------------------------------------------
  Class R                                                           (1,731)           --
----------------------------------------------------------------------------------------
  Institutional Class                                                 (113)           --
========================================================================================
    Total distributions from net realized gains                   (304,325)           --
========================================================================================
    Decrease in net assets resulting from distributions         (3,170,119)     (131,188)
========================================================================================
Share transactions-net:
  Class A                                                      111,990,864     5,787,071
----------------------------------------------------------------------------------------
  Class B                                                       18,276,188     1,408,987
----------------------------------------------------------------------------------------
  Class C                                                       34,312,685     1,916,789
----------------------------------------------------------------------------------------
  Class R                                                          889,618        69,448
----------------------------------------------------------------------------------------
  Institutional Class                                                1,359        50,996
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              165,470,714     9,233,291
========================================================================================
    Net increase in net assets                                 182,934,730     9,343,530
========================================================================================

NET ASSETS:

  Beginning of year                                              9,343,530            --
========================================================================================
  End of year (including undistributed net investment income
    of $13,544 and $(421), respectively)                      $192,278,260    $9,343,530
________________________________________________________________________________________
========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Allocation Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Allocation Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital. The Fund is a "fund of funds", in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

AIM International Allocation Fund

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The results of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds

    AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.18% of average daily net assets, respectively, through at least June 30, 2007. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the numbers reflected above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes;
(iv) dividend expense on short sales; (v) extraordinary items; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    For the year ended December 31, 2006, AIM reimbursed fund level expenses of $133,641 and reimbursed class level expenses of $155,240, $29,139, $49,346, $1,265 and $11 for Class A, Class B, Class C. Class R and Institutional Class shares, respectively.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain

AIM International Allocation Fund

limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2006, ADI advised the Fund that it retained $212,440 in front-end sales commissions from the sale of Class A shares and $2,155, $9,445, $4,049 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2006, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $4,329.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $3,981 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM International Allocation Fund

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:


The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:

                                                                 2006         2005
------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $3,042,670    $131,188
------------------------------------------------------------------------------------
Long-term capital gain                                           127,449          --
====================================================================================
  Total distributions                                         $3,170,119    $131,188
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:


As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $     17,166
----------------------------------------------------------------------------
Undistributed long-term gain                                       5,313,603
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments                 (3,622)
----------------------------------------------------------------------------
Temporary book/tax differences                                    12,275,821
----------------------------------------------------------------------------
Shares of beneficial interest                                    174,675,292
============================================================================
  Total net assets                                              $192,278,260
____________________________________________________________________________
============================================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2006.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $171,480,576 and $2,248,028, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $12,539,129
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (263,308)
===============================================================================
Net unrealized appreciation of investment securities               $12,275,821
_______________________________________________________________________________
===============================================================================
Cost of investments is the same for tax and financial statement purposes.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of costs incurred during the start up period of the Fund, on December 31, 2006, undistributed net investment income was increased by $14,282, undistributed net realized gain was increased by $1,681 and shares of beneficial interest decreased by $15,963. This reclassification had no effect on the net assets of the Fund.

AIM International Allocation Fund

NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                                                OCTOBER 31, 2005
                                                                                                (DATE OPERATIONS
                                                                      YEAR ENDED                 COMMENCED) TO
                                                                 DECEMBER 31, 2006(a)          DECEMBER 31, 2005
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      9,993,221    $121,413,453       539,453    $5,717,728
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,656,660      19,924,547       131,844     1,390,331
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,182,037      38,416,639       185,308     1,964,009
--------------------------------------------------------------------------------------------------------------------
  Class R                                                         80,803         977,141         6,758        68,135
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 --              --         5,001        50,010
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        159,634       2,107,164         7,099        75,318
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         21,893         287,898         1,920        20,374
--------------------------------------------------------------------------------------------------------------------
  Class C                                                         40,169         527,823         2,382        25,275
--------------------------------------------------------------------------------------------------------------------
  Class R                                                          1,336          17,604           124         1,313
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                102           1,344            93           986
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         46,811         572,375           160         1,708
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        (47,032)       (572,375)         (160)       (1,708)
====================================================================================================================
Reacquired:(b)
  Class A                                                     (1,004,557)    (12,102,128)         (714)       (7,683)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (114,606)     (1,363,882)           (1)          (10)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (392,394)     (4,631,777)       (6,751)      (72,495)
--------------------------------------------------------------------------------------------------------------------
  Class R                                                         (8,344)       (105,127)           --            --
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 --              15            --            --
====================================================================================================================
                                                              13,615,733    $165,470,714       872,516    $9,233,291
____________________________________________________________________________________________________________________
====================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 30% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Amount is net of redemption fees of $12,504, $2,536, $4,187, 84 and $14 for Class A, Class B, Class C, Class R and Institutional Class shares, respectively, for the year ended December 31, 2006.

NOTE 10--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM International Allocation Fund


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                                                              -----------------------------------
                                                                                 OCTOBER 31, 2005
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2006                 2005
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  10.71             $ 10.12
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                          0.42                0.32
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            2.41                0.47
=================================================================================================
    Total from investment operations                                2.83                0.79
=================================================================================================
Less distributions:
  Dividends from net investment income                             (0.23)              (0.20)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.02)                 --
=================================================================================================
    Total distributions                                            (0.25)              (0.20)
=================================================================================================
Redemption fees added to Shares of beneficial interest              0.00                  --
=================================================================================================
Net asset value, end of period                                  $  13.29             $ 10.71
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    26.42%               7.78%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $129,474             $ 5,848
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    0.44%(c)            0.43%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 0.84%(c)            7.30%(d)
=================================================================================================
Estimated acquired fund fees from underlying funds(e)               1.01%               1.15%
=================================================================================================
Ratio of net investment income to average net assets                3.36%(c)           17.87%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(f)                                             2%                0.3%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $60,683,435.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Allocation Fund

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS B
                                                              -----------------------------------------
                                                                                     OCTOBER 31, 2005
                                                                   YEAR              (DATE OPERATIONS
                                                                   ENDED               COMMENCED) TO
                                                               DECEMBER 31,            DECEMBER 31,
                                                                   2006                    2005
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 10.70                 $ 10.12
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                           0.32                    0.31
-------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             2.41                    0.46
=======================================================================================================
    Total from investment operations                                 2.73                    0.77
=======================================================================================================
Less distributions:
  Dividends from net investment income                              (0.18)                  (0.19)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             (0.02)                     --
=======================================================================================================
    Total distributions                                             (0.20)                  (0.19)
=======================================================================================================
Redemption fees added to Shares of beneficial interest               0.00                      --
=======================================================================================================
Net asset value, end of period                                    $ 13.23                 $ 10.70
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                     25.50%                   7.65%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $21,839                 $ 1,430
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.19%(c)                1.18%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  1.59%(c)                8.05%(d)
=======================================================================================================
Estimated acquired fund fees from underlying funds(e)                1.01%                   1.15%
=======================================================================================================
Ratio of net investment income to average net assets                 2.61%(c)               17.12%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                              2%                    0.3%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $11,390,590.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Allocation Fund

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS C
                                                              -----------------------------------------
                                                                                     OCTOBER 31, 2005
                                                                   YEAR              (DATE OPERATIONS
                                                                   ENDED               COMMENCED) TO
                                                               DECEMBER 31,            DECEMBER 31,
                                                                   2006                    2005
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 10.70                 $ 10.12
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                           0.32                    0.31
-------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             2.41                    0.46
=======================================================================================================
    Total from investment operations                                 2.73                    0.77
=======================================================================================================
Less distributions:
  Dividends from net investment income                              (0.18)                  (0.19)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             (0.02)                     --
=======================================================================================================
    Total distributions                                             (0.20)                  (0.19)
=======================================================================================================
Redemption fees added to Shares of beneficial interest               0.00                      --
=======================================================================================================
Net asset value, end of period                                    $ 13.23                 $ 10.70
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                     25.50%                   7.65%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $39,826                 $ 1,937
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.19%(c)                1.18%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  1.59%(c)                8.05%(d)
=======================================================================================================
Estimated acquired fund fees from underlying funds(e)                1.01%                   1.15%
=======================================================================================================
Ratio of net investment income to average net assets                 2.61%(c)               17.12%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                              2%                    0.3%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $19,289,476.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Allocation Fund

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS R
                                                              -----------------------------------------
                                                                                     OCTOBER 31, 2005
                                                                   YEAR              (DATE OPERATIONS
                                                                   ENDED               COMMENCED) TO
                                                               DECEMBER 31,            DECEMBER 31,
                                                                   2006                    2005
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 10.71                 $ 10.12
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                           0.39                    0.32
-------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             2.40                    0.46
=======================================================================================================
    Total from investment operations                                 2.79                    0.78
=======================================================================================================
Less distributions:
  Dividends from net investment income                              (0.21)                  (0.19)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             (0.02)                     --
=======================================================================================================
    Total distributions                                             (0.23)                  (0.19)
=======================================================================================================
Redemption fees added to Shares of beneficial interest               0.00                      --
=======================================================================================================
Net asset value, end of period                                    $ 13.27                 $ 10.71
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                     26.07%                   7.77%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $ 1,071                 $    74
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     0.69%(c)                0.68%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  1.09%(c)                7.55%(d)
=======================================================================================================
Estimated acquired fund fees from underlying funds(e)                1.01%                   1.15%
=======================================================================================================
Ratio of net investment income to average net assets                 3.11%(c)               17.62%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                              2%                    0.3%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $494,469.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Allocation Fund

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                         INSTITUTIONAL CLASS
                                                              -----------------------------------------
                                                                                     OCTOBER 31, 2005
                                                                   YEAR              (DATE OPERATIONS
                                                                   ENDED               COMMENCED) TO
                                                               DECEMBER 31,            DECEMBER 31,
                                                                   2006                    2005
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 10.72                 $ 10.12
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                           0.44                    0.32
-------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             2.41                    0.48
=======================================================================================================
    Total from investment operations                                 2.85                    0.80
=======================================================================================================
Less distributions:
  Dividends from net investment income                              (0.24)                  (0.20)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             (0.02)                     --
=======================================================================================================
    Total distributions                                             (0.26)                  (0.20)
=======================================================================================================
Redemption fees added to Shares of beneficial interest               0.00                      --
=======================================================================================================
Net asset value, end of period                                    $ 13.31                 $ 10.72
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                     26.64%                   7.90%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $    69                 $    55
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     0.18%(c)                0.18%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  0.34%(c)                6.92%(d)
=======================================================================================================
Estimated acquired fund fees from underlying funds(e)                1.01%                   1.15%
=======================================================================================================
Ratio of net investment income to average net assets                 3.62%(c)               18.12%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                              2%                    0.3%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $61,562.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

AIM International Allocation Fund

PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries.

    Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM International Allocation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM International Allocation Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Allocation Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 31, 2005 (date operations commenced) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2007
Houston, Texas

AIM International Allocation Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

          FEDERAL AND STATE INCOME TAX
           ----------------------------
           Long-Term Capital Gain Dividends        $127,449
           Qualified Dividend Income*                 75.00%
           Corporate Dividends Received
             Deduction*                                8.44%


       * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


          NON-RESIDENT ALIEN SHAREHOLDERS
           ----------------------------------------------------
           Qualified Short-Term Gains              $175,195
           Qualified Interest Income**                 4.91%


       ** The above percentage is based on income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were 90.06%, 88.62%, 89.21%, and 90.14%, respectively.

AIM International Allocation Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 110 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
  Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, AMVESCAP PLC (parent of AIM
                                             and a global investment management
                                             firm); Chairman, A I M Advisors, Inc.
                                             (registered investment advisor); and
                                             Director, Chairman, Chief Executive
                                             Officer and President, AVZ Inc. (holding
                                             company); INVESCO North American
                                             Holdings, Inc. (holding company);
                                             Chairman and President, AMVESCAP Group
                                             Services, Inc. (service provider);
                                             Trustee, The AIM Family of Funds(R);
                                             Chairman, Investment Company Institute;
                                             and Member of Executive Board, SMU Cox
                                             School of Business

                                             Formerly: President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(2) -- 1946     1988       Director and Chairman, A I M Management   None
  Trustee and Vice Chair                     Group Inc. (financial services holding
                                             company); Director and Vice Chairman,
                                             AMVESCAP PLC; Chairman, AMVESCAP
                                             PLC -- AIM Division (parent of AIM and a
                                             global investment management firm) and
                                             Trustee and Vice Chair of The AIM Family
                                             of Funds--Registered Trademark--

                                             Formerly: President and Chief Executive
                                             Officer, A I M Management Group Inc.;
                                             Director, Chairman and President, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered
                                             investment advisor), A I M Distributors,
                                             Inc. (registered broker dealer), AIM
                                             Investment Services, Inc., (registered
                                             transfer agent), and Fund Management
                                             Company (registered broker dealer);
                                             Chief Executive Officer, AMVESCAP
                                             PLC -- Managed Products; and President
                                             and Principal Executive Officer of The
                                             AIM Family of Funds--Registered
                                             Trademark--
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(3) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, A I M Management Group Inc.,
  Principal                                  AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                          broker dealer), AIM Funds Management
                                             Inc. (registered investment advisor) and
                                             1371 Preferred Inc. (holding company);
                                             Director and President, A I M Advisors,
                                             Inc., INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Capital Management, Inc. and A I M
                                             Distributors, Inc.; Director and
                                             Chairman, AIM Investment Services, Inc.,
                                             Fund Management Company and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, AVZ Callco Inc. (holding
                                             company); AMVESCAP Inc. (holding
                                             company) and AIM Canada Holdings Inc.
                                             (holding company); Director and Chief
                                             Executive Officer, AIM Trimark Corporate
                                             Class Inc. (formerly AIM Trimark Global
                                             Fund Inc.) (corporate mutual fund
                                             company) and AIM Trimark Canada Fund
                                             Inc. (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             Powershares Capital Management LLC

                                             Formerly: President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; Executive Vice
                                             President and Chief Operations Officer,
                                             AIM Funds Management Inc.; President,
                                             AIM Trimark Global Fund Inc. and AIM
                                             Trimark Canada Fund Inc.; and Director,
                                             Trimark Trust (federally regulated
                                             Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------
  Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1985       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company (2 portfolios))
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Cortland Trust, Inc.
                                             (Chairman) (registered investment
                                             company (3 portfolios)); Annuity and
                                             Life Re (Holdings), Ltd. (insurance
                                             company); CompuDyne Corporation
                                             (provider of products and services to
                                             the public security market); and
                                             Homeowners of America Holding
                                             Corporation (property casualty company)

                                             Formerly: Director, President and Chief
                                             Executive Officer, Volvo Group North
                                             America, Inc.; Senior Vice President, AB
                                             Volvo; and Director of various
                                             affiliated Volvo companies; and
                                             Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff, and Discovery Global
  Trustee                                    Century Group, Inc. (government affairs   Education Fund
                                             company); and Owner, Dos Angelos Ranch,   (non-profit)
                                             L.P.
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Cortland Trust, Inc. (registered
  Trustee                                    Naftalis and Frankel LLP                  investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1977       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   Director, Mainstay VP Series
  Trustee                                    Formerly: Partner, Deloitte & Touche      Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(3) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM International Allocation Fund

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
  Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc. and A I M
                                             Advisors, Inc.; Director, Vice President
                                             and Secretary, INVESCO Distributors,
                                             Inc.; Vice President and Secretary,
                                             A I M Capital Management, Inc., AIM
                                             Investment Services, Inc., and Fund
                                             Management Company; Senior Vice
                                             President and Secretary, A I M
                                             Distributors, Inc.; Director and Vice
                                             President, INVESCO Funds Group Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, Powershares Capital Management
                                             LLC

                                             Formerly: Chief Operating Officer,
                                             Senior Vice President, General Counsel,
                                             and Secretary, Liberty Ridge Capital,
                                             Inc. (an investment adviser); Vice
                                             President and Secretary, PBHG Funds (an
                                             investment company); Vice President and
                                             Secretary, PBHG Insurance Series Fund
                                             (an investment company); General Counsel
                                             and Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, AMVESCAP      N/A
  Vice President                             PLC; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, AMVESCAP PLC; Director, INVESCO
                                             Funds Group, Inc.; and Vice President of
                                             The AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Director, Vice President and    N/A
                                             General Counsel, Fund Management
                                             Company; Director, Senior Vice
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Director and Vice
                                             President, INVESCO Distributors, Inc.;
                                             Senior Vice President, A I M
                                             Distributors, Inc.; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Chief
                                             Executive Officer and President, INVESCO
                                             Funds Group, Inc.; and Senior Vice
                                             President, and General Counsel, Liberty
                                             Financial Companies, Inc. and Senior
                                             Vice President and General Counsel
                                             Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                  Advisors, Inc.; and Vice President,
  Financial Officer and                      Treasurer and Principal Officer of The
  Treasurer                                  AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Senior Vice President, AIM
                                             Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Director of Cash Management, Managing     N/A
  Vice President                             Director and Chief Cash Management
                                             Officer, A I M Capital Management, Inc;
                                             Director and President, Fund Management
                                             Company; and Vice President, A I M
                                             Advisors, Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); and
                                             President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust Only)
                                             Formerly: Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc., Fund Management
                                             Company and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc.; Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; Vice President and Chief
                                             Compliance Officer, A I M Capital
                                             Management, Inc.; and Vice President,
                                             A I M Distributors, Inc., AIM Investment
                                             Services, Inc. and Fund Management
                                             Company

                                             Formerly: Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; Chief Compliance Officer
                                             and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management; and
                                             Chief Compliance Officer, Chief
                                             Operating Officer and Deputy General
                                             Counsel, American General Investment
                                             Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

                                   [EDELIVERY
                                  GO PAPERLESS
                          AIMINVESTMENTS.COM/EDELIVERY
                                    GRAPHIC]

REGISTER FOR EDELIVERY

eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?

Register for eDelivery to:

-    save your Fund the cost of printing and postage.

-    reduce the amount of paper you receive.

-    gain access to your documents faster by not waiting for the mail.

-    view your documents online anytime at your convenience.

-    save the documents to your personal computer or print them out for your
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HOW DO I SIGN UP?

It's easy. Just follow these simple steps:

1.   Log in to your account.

2.   Click on the "Service Center" tab.

3.   Select "Register for eDelivery" and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.

If used after April 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $463 billion in assets under management as of December 31, 2006.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

AIMinvestments.com   INTAL-AR-1   AIM Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                           -- REGISTERED TRADEMARK --

        Exchange-                         College  Separately
Mutual    Traded   Retirement             Savings    Managed   Offshore     Cash
Funds     Funds     Products   Annuities   Plans    Accounts   Products  Management


                             [AIM INVESTMENTS LOGO]
                           -- REGISTERED TRADEMARK --

DOMESTIC EQUITY                                                      AIM Mid Cap
                                                                Core Equity Fund

Mid-Cap Blend

                               Annual Report to Shareholders - December 31, 2006

Table of Contents

Supplemental Information ................................................      2
Letters to Shareholders .................................................      3
Performance Summary .....................................................      5
Management Discussion ...................................................      5
Fund Expenses ...........................................................      7
Long-term Fund Performance ..............................................      8
Approval of Advisory Agreement ..........................................     10
Schedule of Investments .................................................    F-1
Financial Statements ....................................................    F-3
Notes to Financial Statements ...........................................    F-6
Financial Highlights ....................................................   F-13
Auditor's Report ........................................................   F-17
Tax Disclosures .........................................................   F-18
Trustees and Officers ...................................................   F-19

[COVER GLOBE IMAGE]

[AIM INVESTMENT SOLUTIONS]

    [GRAPHIC]                        [GRAPHIC]                      [GRAPHIC]
[DOMESTIC EQUITY]          [INTERNATIONAL/GLOBAL EQUITY]         [SECTOR EQUITY]

   [GRAPHIC]                        [GRAPHIC]                   [GRAPHIC]
[FIXED INCOME]               [ALLOCATION SOLUTIONS]     [DIVERSIFIED PORTFOLIOS]

[AIM INVESTMENTS LOGO]
- REGISTERED TRADEMARK -

AIM Mid Cap Core Equity Fund

AIM MID CAP CORE EQUITY FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

- Unless otherwise stated, information presented in this report is as of December 31, 2006, and is based on total net assets.

About share classes

- Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

- Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

- The Fund has limited public sales of its shares to certain investors. For information on who may continue to invest in the Fund, please see the prospectus.

Principal risks of investing in the Fund

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

- Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- The value of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted.

- The Fund may invest in debt securities such as notes and bonds that carry interest rate risk and credit risk.

- The Fund may use enhanced investment techniques such as leveraging and derivatives. Leveraging entails special risks such as magnifying changes in the value of the portfolio's securities. Derivatives are subject to counter party risk-the risk that the other party will not complete the transaction with the Fund.

- There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

- The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of the issuer might not be able to recover its investment from the U.S government.

- To the extent the Fund holds cash or cash equivalents rather than equity securities for risk management purposes, the Fund may not achieve its investment objective.

- The prices of and the income generated by securities held by the Fund may decline in response to certain factors, including some directly involving the companies and governments whose securities are owned by the Fund. These factors include general economic and market conditions, regional or global economic instability and currency and interest rate fluctuations.

About indexes used in this report

- The unmanaged STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

- The unmanaged RUSSELL MIDCAP --REGISTERED TRADEMARK-- Index represents the performance of the stocks of domestic mid-capitalization companies.

- The unmanaged RUSSELL 1000 --REGISTERED TRADEMARK-- Index represents the performance of the stocks of large-capitalization companies.

- The unmanaged RUSSELL 2000 --REGISTERED TRADEMARK-- Index represents the performance of the stocks of small-capitalization companies.

- The Russell Midcap Index, Russell 1000 Index and the Russell 2000 Index are trademarks/service marks of the Frank Russell Company. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Company.

- The unmanaged LIPPER MID-CAP CORE FUNDS INDEX represents an average of the performance of the 30 largest mid-capitalization core funds tracked by Lipper Inc., an independent mutual fund performance monitor.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

- The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

- Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

- The Chartered Financial Analyst --REGISTERED TRADEMARK-- (CFA --REGISTERED TRADEMARK-- ) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

Continued on page 9

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

Fund NASDAQ SYMBOLS

Class A Shares   GTAGX
Class B Shares   GTABX
Class C Shares   GTACX
Class R Shares   GTACX

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM Mid Cap Core Equity Fund

[TAYLOR PHOTO]

Philip Taylor

Dear Shareholders of The AIM Family of Funds --REGISTERED TRADEMARK--:

I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the year ended December 31, 2006, and what factors affected its performance. The following pages contain important infor mation that answers questions you may have about your investment.

     In the United States and around the globe, most major stock market indexes rose in 2006. U.S. stocks benefited from continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve, among other fac- tors. Global markets also enjoyed a good year, while all major fixed-income indexes produced positive annual returns.

     As I write this letter, the consensus outlook for the economy remains positive. But we all know that markets are unpredictable and subject to sudden changes based on geopolitical or economic developments. At AIM Investments --REGISTERED TRADEMARK--, we believe investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments offers a broad product line that gives your financial advisor options to build a portfolio that's right for you regardless of market conditions. Our product line includes a comprehensive range of mutual funds, including domestic, global and international equity funds; taxable and tax-exempt fixed-income funds; and a variety of allocation portfolios--with risk and return charac- teristics to match your needs. We maintain this extensive set of product solutions because we believe in the value of diversified investment portfolios.

     To provide you even more investment options, we recently launched AIM Independence Funds, six new target maturity funds that combine AIM retail mutual funds and PowerShares --REGISTERED TRADEMARK-- exchange-traded funds (ETFs) as underlying investment options. ETFs are relatively low cost and potentially tax-efficient funds that trade like individual stocks. These AIM Independence Funds are intended to provide broad diversification and risk/reward levels that change as your target retirement date nears. Your financial advisor can provide you with more information about the new AIM Independence Funds.

     At AIM Investments, we believe in the value of working with a trusted financial advisor. Your financial advisor can help you build a diversified investment portfolio, making periodic adjustments as market conditions and your invest- ment goals change. While there are no guarantees with any investment program, a long-term plan matched to your financial goals, risk tolerance and time horizon offers the potential to keep you and your investments on track--and your financial advisor can provide you with valuable information and advice.

     I also invite you to visit us on the Internet at AIMinvestments.com. Our Web site allows you to access your account information, review fund performance, learn more about your fund's investment strategies and obtain general investing information--whenever it's convenient for you.

Our commitment to you

While we're committed to maintaining a comprehensive, easy-to-navigate Web site, we're even more committed to pro- viding excellent customer service. Our highly trained, courteous client services representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

     All of us at AIM Investments are committed to helping you achieve your financial goals. We work every day to earn your trust, and are grateful for the confidence you've placed in us.

Sincerely,


/S/ PHILIP TAYLOR
-------------------------------------
Philip Taylor
President - AIM Funds
CEO, AIM Investments

February 9, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Mid Cap Core Equity Fund

[CROCKETT PHOTO]

Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

     The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the equity and fixed-income AIM Funds improved to 15.08% for the one-year period ended December 31, 2006, as compared to 9.13% for the one-year period ended December 31, 2005, and 11.20% for the one-year period ended December 31, 2004.1 The asset-weighted absolute performance for the AIM money market funds was 4.84% for the one-year period ended December 31, 2006, as compared to 3.04% for the one- year period ended December 31, 2005, and 1.23% for the one-year period ended December 31, 2004.(2)

     In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds' perform- ance, attract new assets and reduce costs. The asset class subcommittees of your Board's Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

     On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportuni- ties for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I'll report more on these steps once they're completed.

     Another major Board initiative for early 2007 is the revision of the AIM Funds' proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

     While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar Inc. is a leading provider of independent mutual fund investment research) includ- ed a review of AIM's progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I'm looking forward to a return visit to Morningstar this year to review AIM Funds' performance and governance ratings.

     Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

     I'd like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,


/S/ BRUCE L. CROCKETT
-------------------------------------
Bruce L. Crockett
Independent Chair
AIM Funds Board

February 9, 2007

(1) Past performance is no guarantee of future results. The asset-weighted absolute performance for the equity and fixed-income AIM Funds is derived by taking the one-year cumulative total return for each share class of each AIM Fund in existence as of December 31, 2006, (excluding money market funds) and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were includ- ed, the one-year cumulative total return and the asset-weighted performance would be lower.

(2) Past performance is no guarantee of future results. The asset-weighted absolute performance for the AIM money market funds is derived by tak- ing the one-year cumulative total return for each share class of each AIM money market fund in existence as of December 31, 2006, and weight- ing the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

AIM Mid Cap Core Equity Fund

Management's discussion of Fund performance

PERFORMANCE SUMMARY

For the year ended December 31, 2006, the AIM Mid Cap Core Equity Fund produced positive returns at net asset value. However, these results lagged the broad market as measured by the S&P 500 Index and the style- specific Russell Midcap Index due to the portfolio's more defensive posi- tioning. The Fund enjoyed strong results within consumer staples, materials and information technology
(IT) sectors. The Fund's cash weight- ing and an underweight position in financials relative to the style-specific index detracted from returns.

     Your Fund's long-term performance appears on pages 8-9.

FUND VS. INDEXES

Total returns, 12/31/05-12/31/06, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares                                       11.11%
Class B Shares                                       10.32
Class C Shares                                       10.29
Class R Shares                                       10.83
S&P 500 Index (Broad Market Index)                   15.78
Russell Midcap Index (Style-Specific Index)          15.26
Lipper Mid-Cap Core Funds Index (Peer Group Index)   13.44

SOURCE: LIPPER INC.

HOW WE INVEST

We manage your Fund as a mid-cap core fund, seeking to deliver solid absolute investment results as well as downside protection in difficult markets. We believe the Fund can serve as cornerstone of, or ballast within, a well-diversified portfolio, by complementing more style-specific value and growth investments.

     We conduct intensive fundamental research to gain a thorough understanding of a company's business prospects, return on invested capital (ROIC) and appreciation potential. The process we use to identify potential investments includes three phases:

- Business analysis to determine both the attractiveness of an industry and the company's competitive position

- Financial analysis to determine ROIC levels and trends and to understand capital allocation decisions

-    Valuation analysis to identify attractively valued companies

     Business analysis allows us to identify key drivers of the company, understand industry challenges and evaluate the sustainability of competitive advantages. Financial analysis provides vital insights into historical and potential ROIC, a key indicator of business quality and the caliber of management. Both the business and financial analyses serve as a basis to construct valuation models that help us estimate a company's value. We use three primary valuation techniques--discounted cash flow, traditional absolute and industry-relative valuation multiples and net asset value.

     Our risk management strategy includes in-depth fundamental research, as well as diversifying Fund holdings across industries and sectors and generally limiting the size of individual holdings to less than 5% of the portfolio.

     We consider selling a stock when:

-    The value of the stock exceeds our best-case appraisal of its worth.

- We haven't seen, nor do we envision, a demonstrable improvement in fundamentals.

-    More compelling investment opportunities exist.

Market conditions and your Fund

Fiscal year 2006 proved to be a better year for investors than most prognosticators had expected. The market's version of the Goldilocks fable played out as Wall Street eventually came to the conclusion that the economy was "just right."

                                                                     (continued)

PORTFOLIO COMPOSITION

By sector

Consumer Discretionary          14.2%
Consumer Staples                13.5
Information Technology          13.2
Health Care                     10.0
Financials                       9.1
Materials                        8.8
Industrials                      8.7
Energy                           6.0
Utilities                        4.1
Telecommunication Services       1.7
Money Market Funds Plus
Other Assets Less Liabilities   10.7

TOP FIVE INDUSTRIES*

1. Specialty Chemicals              7.5%
2. Personal Products                5.5
3. Life Sciences Tools & Services   4.8
4. Industrial Machinery             4.6
5. Application Software             3.5

Total Net Assets      $2.42 billion
Number of Holdings*      63

TOP 10 EQUITY HOLDINGS*

1. Sigma-Aldrich Corp.                       3.4%
2. Cadbury Schweppes PLC (United Kingdom)    3.2
3. International Flavors & Fragrances Inc.   3.1
4. Estee Lauder Cos. Inc. (The)-Class A      3.0
5. Service Corp. International               2.7
6. Avon Products, Inc.                       2.5
7. UGI Corp.                                 2.2
8. Henkel KGaA-Pfd. (Germany)                2.2
9. Waters Corp.                              2.1
10. Scripps Co. (E.W.) (The)-Class A         1.9

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*    Excluding money market fund holdings.

AIM Mid Cap Core Equity Fund

However, investors should remember that in this classic children's tale, the bears eventually do come home.

     Strong economic data propelled the markets early in the year, with small-caps stocks leading the way. However, several uncertainties persisted throughout the year. Ben Bernanke was appointed the new chairman of the U.S. Federal Reserve Board (the Fed); Middle East tensions escalated; U.S. residential housing markets showed signs of cooling; and rising energy prices heightened inflation concerns. As a result, the markets contracted midway through the year as investors anticipated a potential economic downturn. This downturn in stock prices affected the more economically sensitive small-cap stocks more than large caps. However, small companies led the rally that ensued during the second half of 2006 and trended positively until year-end.

     With continued strong broad market returns, 2006 caps several years of strong market performance without a significant market correction. In four out of the last five years, small caps (as represented by the Russell 2000 Index) have outperformed large caps (as represented by the Russell 1000 Index). Telecommunications, REITs and energy issues were the best markets, while IT and health care lagged the broader index.

     While the Fund achieved respectable double-digit returns, a more defensive positioning and less exposure to economically sensitive companies caused it to lag the Russell Midcap Index. Our fundamental research indicated that valuations were extended in the more speculative and cyclical parts of the market. These extended valuations reflected an elevated appetite for risk among investors who believe that a Goldilocks scenario of slower, but stable, growth and stable inflation expectations sets the stage for further stock market appreciation.

     Our emphasis on capital preservation--which has been and continues to be one of our consistent objectives as managers of your Fund-- requires us to gain an understanding of downside risk. Irrespective of broad market trends, we consistently seek companies that display what we refer to as "core characteristics"--sustainable growth prospects, high ROIC, productive capital allocation practices and opportunistic valuations--that in our view are necessary to deliver competitive long-term returns and mitigate downside risk.

     Attractive valuation, paired with more stable cash-flow generating business models, led to the Fund's overweight position in consumer staples relative to the style-specific benchmark and resulted in higher sector returns. Our analysis suggests that consumer staples companies tend to be more profitable in a slower growth economic environment. A top performer in 2006 was Heineken. We originally invested in the stock in 2004 based on what we believed was a unique valuation opportunity created by widespread investor skepticism about the firm's ability to increase revenues and profits. Management gradually gained the respect of investors after several beneficial acquisitions drove market share expansion in high-growth markets worldwide. These successful capital allocation decisions have proved profitable for shareholders such as us, who invested amid controversy and with a long-term perspective.

     The Fund was overweight in the materials sector with holdings such as INTERNATIONAL FLAVORS & FRAGRANCES (IFF), a specialty chemicals company that produces flavors and fragrances for food and perfume manufacturers. IFF was a top contributor to the Fund's results this year. Our 2003 investment exploited short-term investor focus and uncertainty regarding company's research and development expenditures. IFF began creating value for shareholders by prudently reinvesting capital, cutting costs and enhancing margins. It is now an industry leader with a dominant market share and high-quality business model.

     BRIGGS & STRATTON, an engine manufacturer originally purchased in 2005, was a disappointment for the Fund because of its lack of growth due to foreign competition. The stock detracted from results and was sold in favor of investments in which we have a higher degree of conviction and which have better risk/reward profiles.

     The financials sector detracted from the Fund's relative returns in 2006. We believed that regional banks in particular exhibited a higher risk profile and less upside potential than we require because of increased potential for consumer loan defaults resulting from recent lenient lending restrictions. In addition, some financial firms' valuations are trading well above their historical averages.

     The fund's cash position also detracted from overall returns. While we regret this detraction, our long-term investment perspective and commitment to investing prudently discourage spending cash solely to "chase" market performance, which could create unnecessary risk.

     The Fund is positioned more defensively relative to the Russell Midcap Index, with a greater emphasis on quality, earnings sustainability and valuations to bolster downside protection. Overweight sectors were consumer staples and materials relative to the style-specific benchmark, while significant underweight positions were in the financials and consumer discretionary sectors.

In closing

As core managers, we are committed to adding value with risk-adjusted returns and lower overall volatility versus more aggressive equity investments. As always, we thank you for your continued investment in the AIM Mid Cap Core Equity Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

     See important Fund and index disclosures on the inside front cover.

[SLOAN PHOTO]

Ronald S. Sloan

Chartered Financial Analyst, senior portfolio manager, is lead portfolio manager of AIM Mid Cap Core Equity Fund. Mr. Sloan has been in the investment industry since 1971. He joined AIM in 1998. Mr. Sloan attended the University of Missouri, where he earned both a B.S. in business administration and an M.B.A.

Assisted by the Mid/Large Cap Core Team

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 8-9.

AIM Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                    HYPOTHETICAL
                           ACTUAL                        (5% ANNUAL RETURN BEFORE EXPENSES)
        -------------------------------------------   ----------------------------------------
          BEGINNING         ENDING        EXPENSES        ENDING        EXPENSES    ANNUALIZED
SHARE   ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
CLASS      (7/1/06)     (12/31/06)(1)    PERIOD(2)      (12/31/06)     PERIOD(2)       RATIO
-----   -------------   -------------   -----------   -------------   -----------   ----------
  A       $1,000.00       $1,093.40        $ 6.65       $1,018.85        $ 6.41        1.26%
  B        1,000.00        1,089.80         10.59        1,015.07         10.21        2.01
  C        1,000.00        1,089.50         10.59        1,015.07         10.21        2.01
  R        1,000.00        1,092.20          7.96        1,017.59          7.68        1.51

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Mid Cap Core Equity Fund

Your Fund's long-term performance

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT

Index data from 5/31/87, Fund data from 6/9/87

          AIM Mid Cap Core Equity
Date        Fund-Class A Shares     S&P 500 Index   Russell Midcap Index
----      -----------------------   -------------   --------------------
5/31/87                                 $10000             $10000
   6/87            $ 9837                10505              10407
   7/87             10149                11037              10852
   8/87             10612                11449              11236
   9/87             10357                11198              11021
  10/87              7409                 8787               8307
  11/87              7172                 8062               7845
  12/87              8089                 8676               8526
   1/88              8250                 9040               8922
   2/88              8940                 9460               9554
   3/88              8817                 9168               9567
   4/88              9016                 9269               9626
   5/88              8741                 9349               9603
   6/88              9554                 9777              10261
   7/88              9318                 9740              10055
   8/88              8949                 9410               9831
   9/88              9204                 9810              10166
  10/88              8959                10083              10209
  11/88              8685                 9939               9964
  12/88              8990                10113              10214
   1/89              9647                10852              10825
   2/89              9760                10583              10800
   3/89             10263                10829              10977
   4/89             11217                11391              11507
   5/89             12120                11850              12025
   6/89             11689                11783              11981
   7/89             12664                12846              12816
   8/89             13023                13097              13244
   9/89             13311                13043              13123
  10/89             13187                12741              12504
  11/89             13331                13000              12675
  12/89             13914                13311              12898
   1/90             12538                12418              11863
   2/90             13318                12578              12104
   3/90             14282                12911              12398
   4/90             14022                12589              11866
   5/90             16016                13814              12941
   6/90             16081                13721              12857
   7/90             15453                13677              12475
   8/90             13405                12443              11133
   9/90             12158                11838              10308
  10/90             11876                11788               9982
  11/90             12581                12548              10944
  12/90             12884                12898              11415
   1/91             13513                13458              12188
   2/91             14368                14419              13204
   3/91             15094                14768              13752
   4/91             14876                14803              13835
   5/91             15397                15439              14491
   6/91             14248                14733              13824
   7/91             15126                15419              14501
   8/91             15852                15783              14935
   9/91             15332                15519              14848
  10/91             15028                15727              15152
  11/91             14064                15095              14526
  12/91             15367                16818              16153
   1/92             17184                16505              16457
   2/92             17347                16719              16835
   3/92             16336                16394              16405
   4/92             15836                16875              16533
   5/92             15977                16958              16640
   6/92             15052                16705              16370
   7/92             16182                17387              17054
   8/92             15627                17032              16662
   9/92             16116                17232              17007
  10/92             17422                17292              17423
  11/92             19706                17879              18301
  12/92             20243                18098              18793
   1/93             20409                18249              19168
   2/93             19109                18498              19190
   3/93             18909                18888              19814
   4/93             17680                18431              19289
   5/93             18921                18923              19902
   6/93             18470                18978              20127

                                                             Source: Lipper Inc.

                                [MOUNTAIN CHART]

   7/93             18707                18902              20224
   8/93             19736                19618              21123
   9/93             19665                19467              21204
  10/93             20646                19870              21222
  11/93             20729                19680              20729
  12/93             21933                19918              21480
   1/94             22214                20595              22073
   2/94             22840                20036              21773
   3/94             23057                19164              20845
   4/94             23594                19410              20988
   5/94             23811                19727              21017
   6/94             23735                19244              20394
   7/94             23569                19876              21094
   8/94             25037                20689              22094
   9/94             25243                20183              21555
  10/94             25306                20636              21719
  11/94             24974                19885              20761
  12/94             25376                20180              21031
   1/95             25549                20703              21463
   2/95             26826                21509              22574
   3/95             27830                22142              23220
   4/95             28876                22794              23570
   5/95             29563                23704              24344
   6/95             31455                24253              25163
   7/95             33176                25057              26384
   8/95             33405                25120              26789
   9/95             33605                26179              27394
  10/95             32271                26086              26781
  11/95             32975                27229              28113
  12/95             31267                27754              28277
   1/96             31364                28697              28873
   2/96             32003                28964              29551
   3/96             32333                29243              29979
   4/96             34645                29674              30828
   5/96             34742                30438              31294
   6/96             33366                30554              30824
   7/96             31201                29205              28916
   8/96             32842                29822              30293
   9/96             35137                31499              31789
  10/96             35155                32367              32044
  11/96             36631                34812              33996
  12/96             36163                34122              33649
   1/97             36756                36253              34908
   2/97             33797                36537              34855
   3/97             30748                35039              33373
   4/97             31409                37129              34204
   5/97             34265                39399              36699
   6/97             35467                41150              37900
   7/97             38549                44424              41062
   8/97             37801                41937              40616
   9/97             41442                44232              42934
  10/97             39424                42757              41264
  11/97             39861                44734              42246
  12/97             41252                45502              43410
   1/98             39978                46005              42592
   2/98             43807                49321              45922
   3/98             46672                51845              48100
   4/98             44750                52376              48221
   5/98             42100                51477              46728
   6/98             46184                53566              47375
   7/98             43219                53000              45116
   8/98             33694                45343              37899
   9/98             34637                48250              40352
  10/98             35991                52169              43104
  11/98             37013                55329              45145
  12/98             39312                58515              47792
   1/99             39497                60961              47710
   2/99             36886                59067              46123
   3/99             39269                61430              47568
   4/99             40824                63808              51082
   5/99             41342                62303              50936
   6/99             44699                65751              52732
   7/99             43394                63707              51285
   8/99             41962                63392              49956
   9/99             41983                61656              48200
  10/99             43184                65556              50484
  11/99             48448                66889              51936
  12/99             53908                70823              56506
   1/00             52528                67265              54636
   2/00             57718                65993              58835
   3/00             61389                72445              62204
   4/00             61161                70266              59261
   5/00             60843                68826              57691

                                [MOUNTAIN CHART]

   6/00             60290                70521              59397
   7/00             59301                69419              58731
   8/00             65130                73729              64360
   9/00             64303                69837              63442
  10/00             63268                69541              62463
  11/00             59548                64063              56841
  12/00             64038                64377              61167
   1/01             65952                66659              62152
   2/01             63637                60585              58369
   3/01             60576                56749              54748
   4/01             66380                61156              59430
   5/01             67521                61566              60537
   6/01             66698                60068              59967
   7/01             66884                59477              58251
   8/01             64356                55757              56011
   9/01             56872                51255              49257
  10/01             59078                52233              51207
  11/01             61849                56238              55498
  12/01             64360                56731              57727
   1/02             64360                55904              57382
   2/02             65062                54826              56773
   3/02             67866                56888              60178
   4/02             66977                53440              59011
   5/02             67352                53048              58344
   6/02             63115                49271              54433
   7/02             57365                45431              49120
   8/02             58742                45728              49389
   9/02             53996                40764              44832
  10/02             56129                44347              47098
  11/02             59715                46955              50368
  12/02             57219                44198              48384
   1/03             55840                43042              47405
   2/03             54869                42396              46777
   3/03             54627                42806              47239
   4/03             58003                46330              50670
   5/03             62945                48769              55308
   6/03             63675                49392              55867
   7/03             65515                50263              57708
   8/03             67920                51242              60214
   9/03             66297                50699              59460
  10/03             69134                53566              63998
  11/03             70295                54036              65794
  12/03             72728                56868              67766
   1/04             74131                57912              69735
   2/04             75429                58717              71236
   3/04             75210                57831              71251
   4/04             75699                56924              68635
   5/04             76615                57704              70338
   6/04             78722                58826              72284
   7/04             75455                56879              69123
   8/04             75108                57107              69423
   9/04             76512                57726              71676
  10/04             77698                58607              73653
  11/04             80915                60978              78141
  12/04             82776                63052              81467
   1/05             81095                61515              79450
   2/05             83926                62809              81904
   3/05             83229                61698              81260
   4/05             80483                60529              78671
   5/05             82792                62453              82440
   6/05             84150                62542              84657
   7/05             88055                64867              89120
   8/05             88169                64276              88496
   9/05             87384                64796              89670
  10/05             84728                63715              86976
  11/05             88024                66123              90835
  12/05             88913                66146              91773
   1/06             92994                67897              96489
   2/06             92213                68081              96373
   3/06             93338                68928              98761
   4/06             94085                69853              99454
   5/06             91253                67845              96107
   6/06             90349                67935              96218
   7/06             89139                68354              94112
   8/06             90476                69978              96502
   9/06             93027                71780              98249
  10/06             95669                74118             102118
  11/06             97688                75525             105792
  12/06             98851                76584             105780

AIM Mid Cap Core Equity Fund

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/06, including applicable sales charges

CLASS A SHARES

Inception (6/9/87)   12.43%
10 Years              9.95
5 Years               7.72
1 Year                5.01

CLASS B SHARES

Inception (4/1/93)   12.39%
10 Years              9.98
5 Years               7.89
1 Year                5.88

CLASS C SHARES

Inception (5/3/99)   11.29%
5 Years               8.18
1 Year                9.41

CLASS R SHARES

10 Years             10.39%
5 Years               8.76
1 Year               10.83

CUMULATIVE TOTAL RETURNS

6 months ended 12/31/06, excluding applicable sales charges

Class A Shares       9.34%
Class B Shares       8.98
Class C Shares       8.95
Class R Shares       9.22

Class R shares' inception date is June 3, 2002. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares' inception date is June 9, 1987.

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year.

The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses.

Continued from inside front cover

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

AIM Mid Cap Core Equity Fund

Approval of Investment Advisory Agreement

The Board of Trustees of AIM Growth Series (the "Board") oversees the management of AIM Mid Cap Core Equity Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2006.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms' length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made a recommendation to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendation to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

     Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund's performance, advisory fees, expense limitations and/or fee waivers.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board also noted that, in response to their request regarding the Fund's under-performance, management had agreed to undertake further study to ensure that the Fund's investment philosophy is properly positioned and marketed. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Mid-Cap Core Index. The Board noted that the Fund's performance was below the performance of such Index for the one and three year periods and comparable to such Index for the five year period. The Board also noted that, in response to their request regarding the Fund's under-performance, management had agreed to undertake further study to ensure that the Fund's investment philosophy is properly positioned and marketed. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- Meetings with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the effective advisory fee rate (before waivers) for the Fund under the Advisory Agreement. The Board noted that this rate was (i) below the effective advisory fee rates (before waivers) for two mutual funds advised by AIM with investment strategies comparable to those of the Fund; (ii) comparable to the effective advisory fee rate (before waivers) for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; (iii) above the effective sub-advisory fee rate for one Canadian mutual fund advised by an AIM affiliate and sub-advised by AIM with investment strategies comparable to those of the Fund, although the total advisory fees for such Canadian mutual fund were above those for the Fund; (iv) above the effective sub-advisory fee rates for two variable insurance funds sub-advised by an AIM affiliate and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although the total advisory fees for such variable insurance funds were above those for the Fund; and (v) comparable to or below the total advisory fee rates for six separately managed accounts/wrap accounts managed by an AIM affiliate with investment strategies comparable to those of the Fund and above the total advisory fee rates for 26 separately managed accounts/wrap accounts managed by an AIM affiliate with investment strategies comparable to those of the Fund. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level at the end of the past calendar year and noted that the Fund's rate was below the median rate of the funds advised by other advisors with investment strategies comparable to

                                                                     (continued)

AIM Mid Cap Core Equity Fund

     those of the Fund that the Board reviewed. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Expense limitations and fee waivers. The Board noted that there were no fee waivers or expense limitations currently in effect for the Fund. The Board concluded that no such waivers or limitations were necessary at this time because the Fund's overall expense ratio was comparable to the median expense ratio of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed.

- Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes three breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements, if any (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests uninvested cash in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board's approval of the continuance of the Advisory Agreement for the Fund.

Supplement to Annual Report dated 12/31/06

AIM MID CAP CORE EQUITY FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

NASDAQ SYMBOL   GTAVX

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 12/31/06

Inception (3/15/02)    8.83%
   1 Year             11.62
   6 Months*           9.59

*    Cumulative total return that has not been annualized

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE (NAV). PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES PRIMARILY DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

     PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NAV. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE THE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246 OR VISIT AIMINVESTMENTS.COM.

Over for information on your Fund's expenses.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                          [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

AIMINVESTMENTS.COM                 MCCE-INS-1           A I M Distributors, Inc.

Information about your Fund's expenses

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                      HYPOTHETICAL
                                                                    (5% ANNUAL RETURN
                                          ACTUAL                     BEFORE EXPENSES
                                ---------------------------   ---------------------------
                  BEGINNING         ENDING        EXPENSES        ENDING        EXPENSES    ANNUALIZED
SHARE           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
CLASS              (7/1/06)     (12/31/06)(1)    PERIOD(2)      (12/31/06)     PERIOD(2)       RATIO
-----           -------------   -------------   -----------   -------------   -----------   ----------
Institutional     $1,000.00       $1,095.90        $4.44        $1,020.97        $4.28         0.84%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year

AIMINVESTMENTS.COM                 MCCE-INS-1           A I M Distributors, Inc.

AIM Mid Cap Core Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                 SHARES          VALUE
---------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-75.50%

ADVERTISING-1.66%

Omnicom Group Inc.                                 383,000   $   40,038,820
===========================================================================

AEROSPACE & DEFENSE-1.08%

Goodrich Corp.                                     574,090       26,149,800
===========================================================================

APPAREL RETAIL-1.41%

Gap, Inc. (The)                                  1,747,999       34,085,981
===========================================================================

APPLICATION SOFTWARE-1.68%

Cadence Design Systems, Inc.(a)                  2,265,356       40,572,526
===========================================================================

BROADCASTING & CABLE TV-1.91%

Scripps Co. (E.W.) (The)-Class A                   924,293       46,159,192
===========================================================================

COMMUNICATIONS EQUIPMENT-1.89%

ADTRAN, Inc.                                       859,895       19,519,617
---------------------------------------------------------------------------
Juniper Networks, Inc.(a)                          888,249       16,823,436
---------------------------------------------------------------------------
Plantronics, Inc.(b)                               434,800        9,217,760
===========================================================================
                                                                 45,560,813
===========================================================================

COMPUTER & ELECTRONICS RETAIL-1.28%

RadioShack Corp.                                 1,848,707       31,021,303
===========================================================================

DISTRIBUTORS-1.52%

Genuine Parts Co.                                  771,910       36,611,691
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.44%

Mettler-Toledo International Inc.(a)               440,357       34,722,149
===========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.64%

Republic Services, Inc.                            971,736       39,520,503
===========================================================================

FOOD RETAIL-1.57%

SUPERVALU INC.                                   1,062,927       37,999,640
===========================================================================

GAS UTILITIES-2.17%

UGI Corp.                                        1,924,423       52,498,259
===========================================================================

GENERAL MERCHANDISE STORES-0.85%

99 Cents Only Stores(a)                          1,683,354       20,486,418
===========================================================================

HEALTH CARE EQUIPMENT-1.05%

Hospira, Inc.(a)                                   758,494       25,470,229
===========================================================================

HEALTH CARE FACILITIES-1.35%

Health Management Associates, Inc.-Class A       1,539,985       32,509,083
===========================================================================

HOME IMPROVEMENT RETAIL-1.13%

Sherwin-Williams Co. (The)                         428,874       27,267,809
===========================================================================

INDUSTRIAL MACHINERY-3.83%

Dover Corp.                                        712,543       34,928,858
---------------------------------------------------------------------------
ITT Corp.                                          277,788       15,783,914
---------------------------------------------------------------------------

                                                 SHARES          VALUE
---------------------------------------------------------------------------

INDUSTRIAL MACHINERY-(CONTINUED)

Pall Corp.                                         871,986   $   30,127,116
---------------------------------------------------------------------------
Parker Hannifin Corp.                              152,718       11,740,960
===========================================================================
                                                                 92,580,848
===========================================================================

INSURANCE BROKERS-1.33%

Marsh & McLennan Cos., Inc.                      1,051,336       32,233,962
===========================================================================

LIFE SCIENCES TOOLS & SERVICES-4.79%

PerkinElmer, Inc.                                1,453,392       32,308,904
---------------------------------------------------------------------------
Techne Corp.(a)                                    570,382       31,627,682
---------------------------------------------------------------------------
Waters Corp.(a)                                  1,059,755       51,896,202
===========================================================================
                                                                115,832,788
===========================================================================

MANAGED HEALTH CARE-0.87%

Health Net Inc.(a)                                 430,413       20,943,897
===========================================================================

MULTI-LINE INSURANCE-1.43%

Genworth Financial Inc.-Class A                  1,013,088       34,657,740
===========================================================================

MULTI-UTILITIES-1.89%

Wisconsin Energy Corp.                             960,684       45,594,063
===========================================================================

OFFICE ELECTRONICS-1.67%

Xerox Corp.(a)                                   2,385,958       40,441,988
===========================================================================

OFFICE SERVICES & SUPPLIES-1.42%

Pitney Bowes Inc.                                  743,206       34,328,685
===========================================================================

OIL & GAS DRILLING-1.02%

Noble Corp.                                        323,742       24,652,953
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.53%

FMC Technologies, Inc.(a)                          477,647       29,437,385
---------------------------------------------------------------------------
Smith International, Inc.                          771,788       31,697,333
===========================================================================
                                                                 61,134,718
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.49%

Chesapeake Energy Corp.                            887,050       25,768,803
---------------------------------------------------------------------------
Pioneer Natural Resources Co.                      674,547       26,772,770
---------------------------------------------------------------------------
Whiting Petroleum Corp.(a)                         163,983        7,641,608
===========================================================================
                                                                 60,183,181
===========================================================================

PAPER PRODUCTS-1.33%

MeadWestvaco Corp.                               1,064,900       32,010,894
===========================================================================

PERSONAL PRODUCTS-5.46%

Avon Products, Inc.                              1,804,828       59,631,517
---------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A             1,769,059       72,212,988
===========================================================================
                                                                131,844,505
===========================================================================

AIM Mid Cap Core Equity Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------

PHARMACEUTICALS-1.92%

Forest Laboratories, Inc.(a)                       512,646   $   25,939,888
---------------------------------------------------------------------------
Warner Chilcott Ltd.-Class A(a)(b)               1,477,349       20,416,963
===========================================================================
                                                                 46,356,851
===========================================================================

PROPERTY & CASUALTY INSURANCE-3.11%

Axis Capital Holdings Ltd.                       1,089,214       36,347,071
---------------------------------------------------------------------------
XL Capital Ltd.-Class A                            538,888       38,810,714
===========================================================================
                                                                 75,157,785
===========================================================================

PUBLISHING-1.23%

McClatchy Co. (The)-Class A(b)                     685,495       29,681,934
===========================================================================

REGIONAL BANKS-1.70%

Marshall & Ilsley Corp.                            530,714       25,532,650
---------------------------------------------------------------------------
SVB Financial Group(a)                             332,232       15,488,656
===========================================================================
                                                                 41,021,306
===========================================================================

SEMICONDUCTORS-2.31%

Analog Devices, Inc.                               883,594       29,043,735
---------------------------------------------------------------------------
Linear Technology Corp.                            882,337       26,752,458
===========================================================================
                                                                 55,796,193
===========================================================================

SPECIALIZED CONSUMER SERVICES-2.68%

Service Corp. International                      6,315,350       64,732,338
===========================================================================

SPECIALTY CHEMICALS-7.51%

International Flavors & Fragrances Inc.          1,520,572       74,751,319
---------------------------------------------------------------------------
Rohm and Haas Co.                                  502,396       25,682,484
---------------------------------------------------------------------------
Sigma-Aldrich Corp.(b)                           1,041,417       80,938,929
===========================================================================
                                                                181,372,732
===========================================================================

SYSTEMS SOFTWARE-1.35%

McAfee Inc.(a)                                   1,147,262       32,559,296
===========================================================================
    Total Domestic Common Stocks (Cost
      $1,486,321,163)                                         1,823,792,873
===========================================================================

FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-11.59%

BELGIUM-1.47%

Groupe Bruxelles Lambert S.A. (Multi-Sector
  Holdings)(c)                                     297,102       35,605,728
===========================================================================

CANADA-1.06%

Nortel Networks Corp. (Communications
  Equipment)(a)                                    952,872       25,470,269
===========================================================================

FRANCE-1.84%

Business Objects S.A.-ADR (Application
  Software)(a)                                   1,128,445       44,517,155
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


JAPAN-0.55%

Sega Sammy Holdings Inc. (Leisure
  Products)(c)                                     492,900   $   13,310,152
===========================================================================

NETHERLANDS-1.07%

Heineken N.V. (Brewers)(c)                         543,379       25,822,865
===========================================================================

SOUTH KOREA-1.67%

SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)(b)                 1,525,000       40,382,000
===========================================================================

SWEDEN-0.73%

Atlas Copco A.B.-Class A (Industrial
  Machinery)(c)                                    529,000       17,683,864
===========================================================================

UNITED KINGDOM-3.20%

Cadbury Schweppes PLC (Packaged Foods &
  Meats)                                         7,212,890       77,202,993
===========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $234,844,028)                      279,995,026
===========================================================================

PREFERRED STOCKS-2.17%

GERMANY-2.17%

Henkel KGaA-Pfd. (Household Products)(c)           355,637       52,329,881
===========================================================================
    Total Preferred Stocks (Cost $42,098,030)                    52,329,881
===========================================================================

MONEY MARKET FUNDS-11.89%

Liquid Assets Portfolio-Institutional
  Class(d)                                     143,663,821      143,663,821
---------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)       143,663,821      143,663,821
===========================================================================
    Total Money Market Funds (Cost
      $287,327,642)                                             287,327,642
===========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-101.15% (Cost
  $2,050,590,863)                                             2,443,445,422
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.65%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                   32,044,434       32,044,434
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(d)(e)                                   32,044,433       32,044,433
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $64,088,867)                                         64,088,867
===========================================================================
TOTAL INVESTMENTS-103.80% (Cost
  $2,114,679,730)                                             2,507,534,289
===========================================================================
OTHER ASSETS LESS LIABILITIES-(3.80)%                           (91,821,427)
===========================================================================
NET ASSETS-100.00%                                           $2,415,712,862
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)All or a portion of this security was out on loan at December 31, 2006.
(c)In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2006 was $144,752,491, which represented 5.99% of the Fund's Net Assets. See Note 1A.
(d)The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e)The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Mid Cap Core Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $1,763,263,221)*  $2,156,117,780
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $351,416,509)                            351,416,509
============================================================
    Total investments (cost $2,114,679,730)    2,507,534,289
============================================================
Foreign currencies, at value (cost $8,362)             8,358
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 5,975,706
------------------------------------------------------------
  Dividends                                        3,328,183
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                45,510
------------------------------------------------------------
Other assets                                          34,743
============================================================
    Total assets                               2,516,926,789
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          33,635,071
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 213,475
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        64,088,867
------------------------------------------------------------
Accrued distribution fees                            985,766
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            10,420
------------------------------------------------------------
Accrued transfer agent fees                        2,067,020
------------------------------------------------------------
Accrued operating expenses                           213,308
============================================================
    Total liabilities                            101,213,927
============================================================
Net assets applicable to shares outstanding   $2,415,712,862
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,970,420,094
------------------------------------------------------------
Undistributed net investment income                1,590,129
------------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                      50,848,084
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              392,854,555
============================================================
                                              $2,415,712,862
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,556,658,237
____________________________________________________________
============================================================
Class B                                       $  492,311,123
____________________________________________________________
============================================================
Class C                                       $  219,435,248
____________________________________________________________
============================================================
Class R                                       $   72,308,355
____________________________________________________________
============================================================
Institutional Class                           $   74,999,899
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           59,687,689
____________________________________________________________
============================================================
Class B                                           21,991,135
____________________________________________________________
============================================================
Class C                                            9,818,183
____________________________________________________________
============================================================
Class R                                            2,794,121
____________________________________________________________
============================================================
Institutional Class                                2,796,446
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        26.08
------------------------------------------------------------
  Offering price per share
    (Net asset value of $26.08 divided by
    94.50%)                                   $        27.60
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        22.39
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        22.35
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        25.88
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        26.82
____________________________________________________________
============================================================

* At December 31, 2006, securities with an aggregate value of $62,784,926 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Mid Cap Core Equity Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $266,547)      $  35,243,511
---------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $258,166)                         20,101,625
---------------------------------------------------------------------------
Interest                                                             96,325
===========================================================================
    Total investment income                                      55,441,461
===========================================================================

EXPENSES:

Advisory fees                                                    19,530,583
---------------------------------------------------------------------------
Administrative services fees                                        565,612
---------------------------------------------------------------------------
Custodian fees                                                      368,822
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         4,826,287
---------------------------------------------------------------------------
  Class B                                                         5,458,900
---------------------------------------------------------------------------
  Class C                                                         2,509,200
---------------------------------------------------------------------------
  Class R                                                           412,603
---------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              8,119,466
---------------------------------------------------------------------------
Transfer agent fees -- Institutional                                 64,518
---------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           103,533
---------------------------------------------------------------------------
Other                                                               838,923
===========================================================================
    Total expenses                                               42,798,447
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (301,764)
===========================================================================
    Net expenses                                                 42,496,683
===========================================================================
Net investment income                                            12,944,778
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities (includes net gains from securities
    sold to affiliates of $8,349,181)                           369,863,351
---------------------------------------------------------------------------
  Foreign currencies                                               (275,717)
===========================================================================
                                                                369,587,634
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (100,447,562)
---------------------------------------------------------------------------
  Foreign currencies                                                    456
---------------------------------------------------------------------------
  Option contracts written                                        2,769,836
===========================================================================
                                                                (97,677,270)
===========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                              271,910,364
===========================================================================
Net increase in net assets resulting from operations          $ 284,855,142
___________________________________________________________________________
===========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Mid Cap Core Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                   2006              2005
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   12,944,778    $    1,152,125
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   369,587,634       319,085,800
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                    (97,677,270)      (75,378,830)
==============================================================================================
    Net increase in net assets resulting from operations         284,855,142       244,859,095
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (11,105,072)               --
----------------------------------------------------------------------------------------------
  Class R                                                           (308,087)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (914,852)               --
==============================================================================================
    Total distributions from net investment income               (12,328,011)               --
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (278,131,973)     (166,120,694)
----------------------------------------------------------------------------------------------
  Class B                                                        (99,069,710)      (49,851,119)
----------------------------------------------------------------------------------------------
  Class C                                                        (44,295,529)      (23,396,798)
----------------------------------------------------------------------------------------------
  Class R                                                        (12,929,052)       (6,186,831)
----------------------------------------------------------------------------------------------
  Institutional Class                                            (12,684,204)       (6,197,568)
==============================================================================================
    Total distributions from net realized gains                 (447,110,468)     (251,753,010)
==============================================================================================
    Decrease in net assets resulting from distributions         (459,438,479)     (251,753,010)
==============================================================================================
Share transactions-net:
  Class A                                                       (532,970,872)     (374,704,894)
----------------------------------------------------------------------------------------------
  Class B                                                        (69,891,922)      (85,576,409)
----------------------------------------------------------------------------------------------
  Class C                                                        (46,161,994)      (34,446,747)
----------------------------------------------------------------------------------------------
  Class R                                                         (8,467,077)       25,029,202
----------------------------------------------------------------------------------------------
  Institutional Class                                             (7,841,265)       38,065,371
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (665,333,130)     (429,633,477)
==============================================================================================
    Net increase (decrease) in net assets                       (839,916,467)     (436,527,392)
==============================================================================================

NET ASSETS:

  Beginning of year                                            3,255,629,329     3,692,156,721
==============================================================================================
  End of year (including undistributed net investment income
    of $1,590,129 and $1,249,079, respectively)               $2,415,712,862    $3,255,629,329
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Mid Cap Core Equity Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Core Equity Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and

AIM Mid Cap Core Equity Fund

     ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K. COVERED CALL OPTIONS -- The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the
     Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the

AIM Mid Cap Core Equity Fund

Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

L. PUT OPTIONS PURCHASED -- The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

M. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.725%
--------------------------------------------------------------------
Next $500 million                                             0.70%
--------------------------------------------------------------------
Next $500 million                                             0.675%
--------------------------------------------------------------------
Over $1.5 billion                                             0.65%
 ___________________________________________________________________
====================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $100,995.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $9,625.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and to reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

AIM Mid Cap Core Equity Fund


    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2006, ADI advised the Fund that it retained $103,315 in front-end sales commissions from the sale of Class A shares and $9,971, $215,452, $9,901 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND       REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06         INCOME       GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $154,922,000     $  693,506,762    $  (704,764,941)       $   --        $143,663,821     $ 9,913,096      $   --
------------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class                    --        478,456,027       (334,792,206)           --         143,663,821       4,853,327          --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           154,922,000        409,419,735       (564,341,735)           --                  --       5,077,036          --
====================================================================================================================================
  Subtotal       $309,844,000     $1,581,382,524    $(1,603,898,882)       $   --        $287,327,642     $19,843,459      $   --
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND       REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06         INCOME*      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $254,429,333     $  299,630,856    $  (522,015,756)       $   --        $ 32,044,433     $   128,767      $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           254,429,334        299,630,856       (522,015,756)           --          32,044,434         129,399          --
====================================================================================================================================
  Subtotal       $508,858,667     $  599,261,712    $(1,044,031,512)       $   --        $ 64,088,867     $   258,166      $   --
====================================================================================================================================
  Total
    Investments
    in
    Affiliates   $818,702,667     $2,180,644,236    $(2,647,930,394)       $   --        $351,416,509     $20,101,625      $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $58,105,864, which resulted in net realized gains of $8,349,181, and securities purchases of $12,238,998.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $191,144.

AIM Mid Cap Core Equity Fund

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $14,736 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceed 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2006, securities with an aggregate value of $62,784,926 were on loan to brokers. The loans were secured by cash collateral of $64,088,867 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2006, the Fund received dividends on cash collateral investments of $258,166 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                            TRANSACTIONS DURING THE PERIOD
--------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
--------------------------------------------------------------------------------------
Beginning of period                                             40,810     $ 2,897,666
--------------------------------------------------------------------------------------
Exercised                                                      (40,810)     (2,897,666)
======================================================================================
End of period                                                       --     $        --
______________________________________________________________________________________
======================================================================================

AIM Mid Cap Core Equity Fund

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:


                                                                  2006            2005
------------------------------------------------------------------------------------------


Distributions paid from:
Ordinary income                                               $ 60,774,347    $ 59,015,670
------------------------------------------------------------------------------------------
Long-term capital gain                                         398,664,132     192,737,340
==========================================================================================
  Total distributions                                         $459,438,479    $251,753,010
__________________________________________________________________________________________
==========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                     2006
------------------------------------------------------------------------------
Undistributed ordinary income                                   $    7,796,658
------------------------------------------------------------------------------
Undistributed long-term gain                                        50,686,438
------------------------------------------------------------------------------
Net unrealized appreciation-investments                            387,016,365
------------------------------------------------------------------------------
Temporary book/tax differences                                        (206,693)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,970,420,094
==============================================================================
  Total net assets                                              $2,415,712,862
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(4).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2006.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $1,280,394,317 and $2,436,988,620, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $398,745,723
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (11,729,354)
==============================================================================
Net unrealized appreciation of investment securities             $387,016,369
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $2,120,517,920.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2006, undistributed net investment income was decreased by $275,717 and undistributed net realized gain was increased by $275,717. This reclassification had no effect on the net assets of the Fund.

AIM Mid Cap Core Equity Fund

NOTE 13--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

    As of February 27, 2004, the Fund's shares are offered on limited basis.

                                                CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                           2006                              2005
                                                              ------------------------------    ------------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       7,836,659    $   231,041,690     20,835,602    $   603,096,090
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         522,159         13,575,265        843,504         21,918,134
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         509,365         13,226,227        842,580         21,898,197
------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         761,892         22,322,860      1,296,685         37,631,695
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             864,292         26,327,833      1,548,272         47,299,551
==============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      10,662,512        280,104,464      5,605,543        161,383,602
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       4,167,438         94,016,864      1,852,435         47,125,943
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,859,906         41,885,042        869,534         22,094,858
------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         507,371         13,227,163        216,356          6,187,776
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             503,480         13,599,002        210,158          6,197,568
==============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         884,031         25,956,761        973,836         28,275,480
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,005,900)       (25,956,761)    (1,088,804)       (28,275,480)
==============================================================================================================================
Reacquired:
------------------------------------------------------------------------------------------------------------------------------
  Class A                                                     (36,249,950)    (1,070,073,787)   (39,953,007)    (1,167,460,066)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,830,538)      (151,527,290)    (4,763,534)      (124,345,006)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,901,001)      (101,273,263)    (3,001,990)       (78,439,802)
------------------------------------------------------------------------------------------------------------------------------
  Class R                                                      (1,492,867)       (44,017,100)      (643,291)       (18,790,269)
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (1,581,493)       (47,768,100)      (517,396)       (15,431,748)
==============================================================================================================================
                                                              (20,982,644)   $  (665,333,130)   (14,873,517)   $  (429,633,477)
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 14--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM Mid Cap Core Equity Fund


NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                                         ------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------------------------
                                            2006             2005             2004             2003             2002
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    28.57       $    28.64       $    26.92       $    21.17       $    23.85
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 0.25             0.06(a)         (0.01)(a)        (0.08)(a)        (0.09)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)             2.97             2.08             3.71             5.83            (2.56)
=======================================================================================================================
    Total from investment operations           3.22             2.14             3.70             5.75            (2.65)
=======================================================================================================================
Less distributions:
  Dividends from net investment income        (0.22)              --               --               --               --
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains       (5.49)           (2.21)           (1.98)              --            (0.03)
=======================================================================================================================
    Total distributions                       (5.71)           (2.21)           (1.98)              --            (0.03)
=======================================================================================================================
Net asset value, end of period           $    26.08       $    28.57       $    28.64       $    26.92       $    21.17
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                               11.11%            7.43%           13.82%           27.10%          (11.13)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $1,556,658       $2,186,823       $2,552,041       $2,025,407       $1,072,673
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets        1.28%(c)         1.27%(d)         1.30%(d)         1.41%            1.43%
=======================================================================================================================
Ratio of net investment income (loss)
  to average net assets                        0.65%(c)         0.23%           (0.02)%          (0.33)%          (0.40)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                          51%              61%              56%              38%              38%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,930,514,933.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.32% and 1.40% for the years ended December 31, 2005 and 2004, respectively.

                                                                       CLASS B
                                         --------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                         --------------------------------------------------------------------
                                           2006           2005           2004           2003           2002
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $  25.23       $  25.73       $  24.54       $  19.43       $  22.03
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.02)         (0.14)(a)      (0.19)(a)      (0.21)(a)      (0.22)(a)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           2.67           1.85           3.36           5.32          (2.35)
=============================================================================================================
    Total from investment operations         2.65           1.71           3.17           5.11          (2.57)
=============================================================================================================
Less distributions from net realized
  gains                                     (5.49)         (2.21)         (1.98)            --          (0.03)
=============================================================================================================
Net asset value, end of period           $  22.39       $  25.23       $  25.73       $  24.54       $  19.43
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                             10.32%          6.59%         13.00%         26.30%        (11.69)%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $492,311       $609,073       $702,361       $702,267       $500,166
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets      2.03%(c)       2.02%          2.04%(d)       2.06%          2.08%
=============================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (0.10)%(c)     (0.52)%        (0.76)%        (0.98)%        (1.05)%
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                        51%            61%            56%            38%            38%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $545,890,019.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.05% for the year ended December 31, 2004.

AIM Mid Cap Core Equity Fund

                                                                       CLASS C
                                         --------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                         --------------------------------------------------------------------
                                           2006           2005           2004           2003           2002
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $  25.20       $  25.70       $  24.51       $  19.41       $  22.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.02)         (0.14)(a)      (0.19)(a)      (0.21)(a)      (0.22)(a)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           2.66           1.85           3.36           5.31          (2.34)
=============================================================================================================
    Total from investment operations         2.64           1.71           3.17           5.10          (2.56)
=============================================================================================================
Less distributions from net realized
  gains                                     (5.49)         (2.21)         (1.98)            --          (0.03)
=============================================================================================================
Net asset value, end of period           $  22.35       $  25.20       $  25.70       $  24.51       $  19.41
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                             10.29%          6.60%         13.01%         26.28%        (11.66)%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $219,435       $286,025       $324,873       $303,296       $161,487
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets      2.03%(c)       2.02%          2.04%(d)       2.06%          2.08%
=============================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (0.10)%(c)     (0.52)%        (0.76)%        (0.98)%        (1.05)%
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                        51%            61%            56%            38%            38%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $250,920,015.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.05% for the year ended December 31, 2004.

                                                                        CLASS R
                                         ---------------------------------------------------------------------
                                                                                                 JUNE 3, 2002
                                                                                                  (DATE SALES
                                                      YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                         -------------------------------------------------       DECEMBER 31,
                                          2006          2005          2004          2003             2002
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 28.38       $ 28.54       $ 26.89       $ 21.18          $ 24.54
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              0.14         (0.01)(a)     (0.07)(a)     (0.12)(a)        (0.07)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          2.98          2.06          3.70          5.83            (3.26)
==============================================================================================================
    Total from investment operations        3.12          2.05          3.63          5.71            (3.33)
==============================================================================================================
Less distributions:
  Dividends from net investment income     (0.13)           --            --            --               --
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains    (5.49)        (2.21)        (1.98)           --            (0.03)
==============================================================================================================
    Total distributions                    (5.62)        (2.21)        (1.98)           --            (0.03)
==============================================================================================================
Net asset value, end of period           $ 25.88       $ 28.38       $ 28.54       $ 26.89          $ 21.18
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                            10.83%         7.14%        13.57%        26.96%          (13.59)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $72,308       $85,631       $61,303       $27,281          $ 2,786
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets     1.53%(c)      1.52%         1.54%(d)      1.56%            1.58%(e)
==============================================================================================================
Ratio of net investment income (loss)
  to average net assets                     0.40%(c)     (0.02)%       (0.26)%       (0.48)%          (0.55)%(e)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(f)                    51%           61%           56%           38%              38%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $82,520,652.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.55% for the year ended December 31, 2004.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Mid Cap Core Equity Fund

                                                                                   INSTITUTIONAL CLASS
                                                              -------------------------------------------------------------
                                                                                                             MARCH 15, 2002
                                                                                                              (DATE SALES
                                                                        YEAR ENDED DECEMBER 31,              COMMENCED) TO
                                                              -------------------------------------------     DECEMBER 31,
                                                               2006          2005       2004       2003           2002
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 29.26       $ 29.15    $ 27.23    $ 21.27       $ 25.03
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.38          0.20(a)    0.14(a)    0.08(a)       0.04(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.06          2.12       3.76       5.88         (3.77)
===========================================================================================================================
    Total from investment operations                             3.44          2.32       3.90       5.96         (3.73)
===========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.40)           --         --         --            --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (5.48)        (2.21)     (1.98)        --         (0.03)
===========================================================================================================================
    Total distributions                                         (5.88)        (2.21)     (1.98)        --         (0.03)
===========================================================================================================================
Net asset value, end of period                                $ 26.82       $ 29.26    $ 29.15    $ 27.23       $ 21.27
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                 11.62%         7.92%     14.40%     28.02%       (14.92)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $75,000       $88,077    $51,579    $26,056       $ 4,817
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                          0.82%(c)      0.82%      0.80%(d)    0.76%        0.82%(e)
===========================================================================================================================
Ratio of net investment income to average net assets             1.10%(c)      0.68%      0.48%      0.32%         0.21%(e)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(f)                                         51%           61%        56%        38%           38%.
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $79,474,804.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.81% for the year ended December 31, 2004.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs

AIM Mid Cap Core Equity Fund
and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Mid Cap Core Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM Mid Cap Core Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Mid Cap Core Equity Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2007
Houston, Texas

AIM Mid Cap Core Equity Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

          FEDERAL AND STATE INCOME TAX
          ----------------------------
           Long-Term Capital Gain Dividends     $398,664,132
           Qualified Dividend Income*                     55%
           Corporate Dividends Received
             Deduction*                                   44%


       * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


          NON-RESIDENT ALIEN SHAREHOLDERS
          -------------------------------
           Qualified Short-Term Gains            $29,005,551
           Qualified Interest Income**                    18%


       ** The above percentage is based on income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were 24.52%, 25.57%, 24.98%, and 25.32%, respectively.

AIM Mid Cap Core Equity Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 110 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, AMVESCAP PLC (parent of AIM
                                             and a global investment management
                                             firm); Chairman, A I M Advisors, Inc.
                                             (registered investment advisor); and
                                             Director, Chairman, Chief Executive
                                             Officer and President, AVZ Inc. (holding
                                             company); INVESCO North American
                                             Holdings, Inc. (holding company);
                                             Chairman and President, AMVESCAP Group
                                             Services, Inc. (service provider);
                                             Trustee, The AIM Family of Funds(R);
                                             Chairman, Investment Company Institute;
                                             and Member of Executive Board, SMU Cox
                                             School of Business

                                             Formerly: President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(2) -- 1946     1988       Director and Chairman, A I M Management   None
  Trustee and Vice Chair                     Group Inc. (financial services holding
                                             company); Director and Vice Chairman,
                                             AMVESCAP PLC; Chairman, AMVESCAP
                                             PLC -- AIM Division (parent of AIM and a
                                             global investment management firm) and
                                             Trustee and Vice Chair of The AIM Family
                                             of Funds--Registered Trademark--

                                             Formerly: President and Chief Executive
                                             Officer, A I M Management Group Inc.;
                                             Director, Chairman and President, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered
                                             investment advisor), A I M Distributors,
                                             Inc. (registered broker dealer), AIM
                                             Investment Services, Inc., (registered
                                             transfer agent), and Fund Management
                                             Company (registered broker dealer);
                                             Chief Executive Officer, AMVESCAP
                                             PLC -- Managed Products; and President
                                             and Principal Executive Officer of The
                                             AIM Family of Funds--Registered
                                             Trademark--
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(3) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, A I M Management Group Inc.,
  Principal                                  AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                          broker dealer), AIM Funds Management
                                             Inc. (registered investment advisor) and
                                             1371 Preferred Inc. (holding company);
                                             Director and President, A I M Advisors,
                                             Inc., INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Capital Management, Inc. and A I M
                                             Distributors, Inc.; Director and
                                             Chairman, AIM Investment Services, Inc.,
                                             Fund Management Company and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, AVZ Callco Inc. (holding
                                             company); AMVESCAP Inc. (holding
                                             company) and AIM Canada Holdings Inc.
                                             (holding company); Director and Chief
                                             Executive Officer, AIM Trimark Corporate
                                             Class Inc. (formerly AIM Trimark Global
                                             Fund Inc.) (corporate mutual fund
                                             company) and AIM Trimark Canada Fund
                                             Inc. (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             Powershares Capital Management LLC

                                             Formerly: President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; Executive Vice
                                             President and Chief Operations Officer,
                                             AIM Funds Management Inc.; President,
                                             AIM Trimark Global Fund Inc. and AIM
                                             Trimark Canada Fund Inc.; and Director,
                                             Trimark Trust (federally regulated
                                             Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1985       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company (2 portfolios))
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Cortland Trust, Inc.
                                             (Chairman) (registered investment
                                             company (3 portfolios)); Annuity and
                                             Life Re (Holdings), Ltd. (insurance
                                             company); CompuDyne Corporation
                                             (provider of products and services to
                                             the public security market); and
                                             Homeowners of America Holding
                                             Corporation (property casualty company)

                                             Formerly: Director, President and Chief
                                             Executive Officer, Volvo Group North
                                             America, Inc.; Senior Vice President, AB
                                             Volvo; and Director of various
                                             affiliated Volvo companies; and
                                             Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff, and Discovery Global
  Trustee                                    Century Group, Inc. (government affairs   Education Fund
                                             company); and Owner, Dos Angelos Ranch,   (non-profit)
                                             L.P.

                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Cortland Trust, Inc. (registered
  Trustee                                    Naftalis and Frankel LLP                  investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1977       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   Director, Mainstay VP Series
  Trustee                                                                              Funds, Inc. (21 portfolios)
                                             Formerly: Partner, Deloitte & Touche

-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(3) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Mid Cap Core Equity Fund

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--

                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc. and A I M
                                             Advisors, Inc.; Director, Vice President
                                             and Secretary, INVESCO Distributors,
                                             Inc.; Vice President and Secretary,
                                             A I M Capital Management, Inc., AIM
                                             Investment Services, Inc., and Fund
                                             Management Company; Senior Vice
                                             President and Secretary, A I M
                                             Distributors, Inc.; Director and Vice
                                             President, INVESCO Funds Group Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, Powershares Capital Management
                                             LLC

                                             Formerly: Chief Operating Officer,
                                             Senior Vice President, General Counsel,
                                             and Secretary, Liberty Ridge Capital,
                                             Inc. (an investment adviser); Vice
                                             President and Secretary, PBHG Funds (an
                                             investment company); Vice President and
                                             Secretary, PBHG Insurance Series Fund
                                             (an investment company); General Counsel
                                             and Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, AMVESCAP      N/A
  Vice President                             PLC; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--
                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, AMVESCAP PLC; Director, INVESCO
                                             Funds Group, Inc.; and Vice President of
                                             The AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Director, Vice President and    N/A
                                             General Counsel, Fund Management
                                             Company; Director, Senior Vice
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Director and Vice
                                             President, INVESCO Distributors, Inc.;
                                             Senior Vice President, A I M
                                             Distributors, Inc.; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Chief
                                             Executive Officer and President, INVESCO
                                             Funds Group, Inc.; and Senior Vice
                                             President, and General Counsel, Liberty
                                             Financial Companies, Inc. and Senior
                                             Vice President and General Counsel
                                             Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                  Advisors, Inc.; and Vice President,
  Financial Officer and                      Treasurer and Principal Officer of The
  Treasurer                                  AIM Family of Funds--Registered
                                             Trademark--


                                             Formerly: Senior Vice President, AIM
                                             Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Director of Cash Management, Managing     N/A
  Vice President                             Director and Chief Cash Management
                                             Officer, A I M Capital Management, Inc;
                                             Director and President, Fund Management
                                             Company; and Vice President, A I M
                                             Advisors, Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); and
                                             President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust Only)

                                             Formerly: Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc., Fund Management
                                             Company and The AIM Family of
                                             Funds--Registered Trademark--


                                             Formerly: Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc.; Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; Vice President and Chief
                                             Compliance Officer, A I M Capital
                                             Management, Inc.; and Vice President,
                                             A I M Distributors, Inc., AIM Investment
                                             Services, Inc. and Fund Management
                                             Company

                                             Formerly: Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; Chief Compliance Officer
                                             and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management; and
                                             Chief Compliance Officer, Chief
                                             Operating Officer and Deputy General
                                             Counsel, American General Investment
                                             Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

                                   [EDELIVERY
                                  GO PAPERLESS
                          AIMINVESTMENTS.COM/EDELIVERY
                                    GRAPHIC]

REGISTER FOR EDELIVERY

eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?

Register for eDelivery to:

-    save your Fund the cost of printing and postage.

-    reduce the amount of paper you receive.

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-    view your documents online anytime at your convenience.

-    save the documents to your personal computer or print them out for your
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HOW DO I SIGN UP?

It's easy. Just follow these simple steps:

1.   Log in to your account.

2.   Click on the "Service Center" tab.

3.   Select "Register for eDelivery" and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.

If used after April 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $463 billion in assets under management as of December 31, 2006.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

AIMinvestments.com   MCCE-AR-1   A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

         Exchange-                            College   Separately
Mutual     Traded    Retirement               Savings     Managed    Offshore      Cash
 Funds     Funds      Products    Annuities    Plans     Accounts    Products   Management
------   ---------   ----------   ---------   -------   ----------   --------   ----------


                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                          AIM Moderate Allocation Fund

                Annual Report to Shareholders - December 31, 2006

                               [COVER GLOBE IMAGE]

AIM ALLOCATION SOLUTIONS

Table of Contents

Supplemental Information ................................................      2
Letters to Shareholders .................................................      4
Performance Summary .....................................................      6
Management Discussion ...................................................      6
Long-term Fund Performance ..............................................      8
Fund Expenses ...........................................................     10
Approval of Advisory Agreement ..........................................     11
Schedule of Investments .................................................    F-1
Financial Statements ....................................................    F-2
Notes to Financial Statements ...........................................    F-5
Financial Highlights ....................................................   F-10
Auditor's Report ........................................................   F-16
Tax Disclosures .........................................................   F-17
Trustees and Officers ...................................................   F-18

[AIM INVESTMENT SOLUTIONS]

[GRAPHIC]      [GRAPHIC]       [GRAPHIC]

[DOMESTIC   [INTERNATIONAL/     [SECTOR
  EQUITY]    GLOBAL EQUITY]     EQUITY]

[GRAPHIC]      [GRAPHIC]       [GRAPHIC]

  [FIXED     [ALLOCATION     [DIVERSIFIED
 INCOME]      SOLUTIONS]      PORTFOLIOS]

                             [AIM INVESTMENTS LOGO]
                           -- REGISTERED TRADEMARK --

AIM Moderate Allocation Fund

AIM MODERATE ALLOCATION FUND SEEKS TOTAL RETURN CONSISTENT WITH A MODERATE LEVEL OF RISK RELATIVE TO THE BROAD STOCK MARKET.

- Unless otherwise stated, information presented in this report is as of December 31, 2006, and is based on total net assets.

About share classes

- Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans, except for plans that have existing accounts invested in Class B shares.

- Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the Fund

- The Fund is a "fund of funds," which means that it invests its assets in other underlying mutual funds advised by A I M Advisors, Inc.

- The advisor may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds at its discretion.

- Investors will bear not just their share of the Fund's operational expenses but also, indirectly, the operating expenses of the underlying funds.

- The advisor has the ability to select and substitute the underlying funds in which the Fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary of the Fund, the advisor is required to act in the Fund's best interest when selecting the underlying funds.

- There is risk that the advisor's evaluations and assumptions regarding the Funds' broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investments from the underlying funds at a time that is unfavorable to the Fund.

Principal risks of investing in the underlying funds

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

- Some of the underlying funds may invest in smaller companies. This involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

- The underlying funds may invest in lower quality debt securities, commonly known as "junk bonds." Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

- Investing in emerging markets involves greater risks than investing in more established markets. Risks for emerging markets include risks relating to the relatively smaller size and lesser liquidity of these markets, high inflation rates, adverse political developments and lack of timely information.

- Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- The underlying funds may invest in obligations and instrumentalities of the U.S. government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of the issuer might not be able to recover its investment from the government.

- The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including some directly involving the companies whose securities are owned by the underlying funds. These factors include general economic and market conditions, regional or global economic instability and currency and interest rate fluctuations.

- The underlying funds may use enhanced investment techniques such as leveraging and derivatives. Leveraging entails special risks such as magnifying changes in the value of the portfolio's securities. Derivatives are subject to counter party risk-the risk that the other party will not complete the transaction with the fund.

- Certain of the underlying funds may engage in active and frequent trading of securities to achieve their investment objectives. This may cause them to incur increased costs, which may lower the actual return of the underlying funds. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.

Continued on page 3

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FUND NASDAQ SYMBOLS

Class A Shares   AMKAX
Class B Shares   AMKBX
Class C Shares   AMKCX
Class R Shares   AMKRX

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

- The value of convertible securities in which an underlying fund may invest may be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted.

- Certain of the underlying funds may participate in the initial public offering (IPO) market in some market cycles. If the underlying funds have a smaller asset base, any investment an underlying fund may make in IPOs may significantly affect the Fund's total return.

- Certain of the underlying funds may invest in mortgage and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from borrowers may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid.

- The underlying funds may invest a portion of their assets in debt securities such as notes and bonds. The value of debt securities and the income they generate may be affected by changing interest rates and by changes in effective maturities and credit ratings of the securities.

- Some underlying funds may invest in "value" stocks which can continue to be inexpensive for long periods of time and may not ever realize their full value.

- Some underlying funds may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

- There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.

- Some of the underlying funds may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.

- Some underlying funds may invest in "growth" stocks which may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential.

- Some of the underlying funds may be non-diversified which can cause the value of the fund's shares to vary more widely than if the fund invested more broadly.

ABOUT INDEXES USED IN THIS REPORT

- The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

- The CUSTOM MODERATE ALLOCATION INDEX used in this report is composed of 42.5% Russell 3000 Index, 17.5% MSCI EAFE Index, 25% Lehman Brothers U. S. Aggregate Bond Index, 5% Lehman Brothers 1-3 Year Government/ Credit Index, and 10% Lehman Brothers High Yield Index.

- The unmanaged Russell 3000 --REGISTERED TRADEMARK-- Index is an index of common stocks that measures performance of the largest 3,000 U.S. companies based on market capitalization. The Russell 3000 Index is a trademark/service mark of the Frank Russell Company. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Company.

- The unmanaged MSCI EUROPE, AUSTRALASIA AND THE FAR EAST INDEX (the MSCI EAFE --REGISTERED TRADEMARK-- Index) is a group of foreign securities tracked by Morgan Stanley Capital International.

- The unmanaged LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers.

- The unmanaged LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX, which represents the performance of short-term government and investment-grade corporate debt securities, is compiled by Lehman Brothers.

- The unmanaged LEHMAN BROTHERS HIGH YIELD INDEX, which represents the performance of high-yield debt securities, is compiled by Lehman Brothers. Lehman Brothers is a global investment bank.

- The unmanaged LIPPER MIXED-ASSET TARGET ALLOCATION MODERATE FUNDS INDEX is an equally weighted representation of the 10 largest moderate funds that by portfolio practice maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent mutual fund performance monitor.

- The unmanaged LIPPER BALANCED FUNDS Index represents an average of the 30 largest balanced funds tracked by Lipper Inc., an independent mutual fund performance monitor. It is calculated daily, with adjustments for distributions as of the ex-dividend dates.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

- The returns shown in the management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first

                                                             Continued on page 8

AIM Moderate Allocation Fund

                                 [TAYLOR PHOTO]

                                  Philip Taylor

Dear Shareholders of The AIM Family of Funds --REGISTERED TRADEMARK--:

I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the year ended December 31, 2006, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

     In the United States and around the globe, most major stock market indexes rose in 2006. U.S. stocks benefited from continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve, among other factors. Global markets also enjoyed a good year, while all major fixed-income indexes produced positive annual returns.

     As I write this letter, the consensus outlook for the economy remains positive. But we all know that markets are unpredictable and subject to sudden changes based on geopolitical or economic developments. At AIM Investments, --REGISTERED TRADEMARK-- we believe investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments offers a broad product line that gives your financial advisor options to build a portfolio that's right for you regardless of market conditions. Our product line includes a comprehensive range of mutual funds, including domestic, global and international equity funds; taxable and tax-exempt fixed-income funds; and a variety of allocation portfolios--with risk and return characteristics to match your needs. We maintain this extensive set of product solutions because we believe in the value of diversified investment portfolios.

     To provide you even more investment options, we recently launched AIM Independence Funds, six new target maturity funds that combine AIM retail mutual funds and PowerShares --REGISTERED TRADEMARK-- exchange-traded funds (ETFs) as underlying investment options. ETFs are relatively low cost and potentially tax-efficient funds that trade like individual stocks. These AIM Independence Funds are intended to provide broad diversification and risk/reward levels that change as your target retirement date nears. Your financial advisor can provide you with more information about the new AIM Independence Funds.

     At AIM Investments, we believe in the value of working with a trusted financial advisor. Your financial advisor can help you build a diversified investment portfolio, making periodic adjustments as market conditions and your investment goals change. While there are no guarantees with any investment program, a long-term plan matched to your financial goals, risk tolerance and time horizon offers the potential to keep you and your investments on track--and your financial advisor can provide you with valuable information and advice.

     I also invite you to visit us on the Internet at AIMinvestments.com. Our Web site allows you to access your account information, review fund performance, learn more about your fund's investment strategies and obtain general investing information--whenever it's convenient for you.

Our commitment to you

While we're committed to maintaining a comprehensive, easy-to-navigate Web site, we're even more committed to providing excellent customer service. Our highly trained, courteous client services representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

     All of us at AIM Investments are committed to helping you achieve your financial goals. We work every day to earn your trust, and are grateful for the confidence you've placed in us.

Sincerely,


/S/ PHILIP TAYLOR
-------------------------------------
Philip Taylor
President - AIM Funds
CEO, AIM Investments

February 9, 2007

AIM Investments is a registered service mark of AIM Management Group Inc. AIM Advisors, Inc. and AIM Capital Management, Inc. are the investment advisors. AIM Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Moderate Allocation Fund

                                [CROCKETT PHOTO]

                                Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

     The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the equity and fixed-income AIM Funds improved to 15.08% for the one-year period ended December 31, 2006, as compared to 9.13% for the one-year period ended December 31, 2005, and 11.20% for the one-year period ended December 31, 2004.(1) The asset-weighted absolute performance for the AIM money market funds was 4.84% for the one-year period ended December 31, 2006, as compared to 3.04% for the one- year period ended December 31, 2005, and 1.23% for the one-year period ended December 31, 2004.(2)

     In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds' performance, attract new assets and reduce costs. The asset class subcommittees of your Board's Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

     On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I'll report more on these steps once they're completed.

     Another major Board initiative for early 2007 is the revision of the AIM Funds' proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

     While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar Inc. is a leading provider of independent mutual fund investment research) included a review of AIM's progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I'm looking forward to a return visit to Morningstar this year to review AIM Funds' performance and governance ratings.

     Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

     I'd like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,


/S/ BRUCE L. CROCKETT
-------------------------------------
Bruce L. Crockett
Independent Chair
AIM Funds Board

February 9, 2007

(1) Past performance is no guarantee of future results. The asset-weighted absolute performance for the equity and fixed-income AIM Funds is derived by taking the one-year cumulative total return for each share class of each AIM Fund in existence as of December 31, 2006, (excluding money market funds) and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

(2) Past performance is no guarantee of future results. The asset-weighted absolute performance for the AIM money market funds is derived by taking the one-year cumulative total return for each share class of each AIM money market fund in existence as of December 31, 2006, and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

AIM Moderate Allocation Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY

For the year ended December 31, 2006, AIM Moderate Allocation Fund produced positive performance at net asset value.

     In this market environment, equity markets had very solid returns compared with fixed income markets, which had positive but substantially lower returns. The Fund underperformed the broad-based S&P 500 Index due to the Fund's 40% fixed income allocation. Additionally, the Fund under- performed the Custom Moderate Allocation Index, which approximates the performance of the types of holdings owned by the Fund's underlying funds. This underperformance was mainly due to the relative underperformance of underlying funds within the large-cap growth, mid-cap value, taxable non-investment grade and international large-cap core spaces.

     Your Fund's long-term performance appears on pages 8-9.

FUND VS. INDEXES

Total returns, 12/31/05-12/31/06, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares                                  11.73%
Class B Shares                                  10.86
Class C Shares                                  10.87
Class R Shares                                  11.41
S&P 500 Index (Broad Market Index)              15.78
Custom Moderate Allocation Index
   (Style-Specific Index)                       13.63
Lipper Mixed-Asset Target Allocation
   Moderate Funds Index (Peer Group Index)(1)   12.02
Lipper Balanced Funds Index (Former Peer
   Group Index)                                 11.60

SOURCES: AIM MANAGEMENT GROUP INC., LIPPER INC.

(1) Lipper recently reclassified AIM Moderate Allocation Fund from the Lipper Balanced Funds category to the Lipper Mixed-Asset Target Allocation Moderate Funds category.

HOW WE INVEST

AIM Moderate Allocation Fund is intended for investors with moderate risk tolerance. The Fund invests in 15 underlying funds diversified among asset classes (stocks and bonds), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (small, mid and large). These underlying funds include 10 stock funds, which represent 60% of the portfolio's target allocation, and five bond funds, which represent the remaining 40% of the portfolio.

     During the year we restructured the portfolio by adding four products which were not available for consideration during the development of the AIM Asset Allocation Solutions Funds. The addition of AIM Structured Value Fund, AIM Structured Growth Fund, AIM Floating Rate Fund and AIM International Bond Fund was implemented in an attempt to improve diversification and reduce manager specific risk. The new funds assist in leveraging the investment management expertise of our various fund management teams.

     While no fund can guarantee positive performance, the broad portfolio diversification provides exposure to areas of the market that may perform well in any given period.

                                                                     (continued)

PORTFOLIO COMPOSITION

                                                                            TARGET     % OF TOTAL NET ASSETS
ASSET CLASS                                          FUND                 ALLOCATION       AS OF 12/31/06
-----------                          ----------------------------------   ----------   ---------------------
Mid Cap Growth                       AIM Capital Development Fund            5.00%              5.13%
Short Term Maturity                  AIM Floating Rate Fund                  3.00               2.87
Taxable Non-Investment Grade         AIM High Yield Fund                     9.00               8.94
Taxable Fixed Income                 AIM International Bond Fund             2.50               2.35
International/Global Blend           AIM International Core Equity Fund     10.00              10.19
International/Global Growth          AIM International Growth Fund           7.50               7.92
Large Cap Value                      AIM Large Cap Basic Value Fund          5.00               5.17
Large Cap Growth                     AIM Large Cap Growth Fund               6.25               6.31
Mid Cap Value                        AIM Mid Cap Basic Value Fund            5.00               5.17
Sector                               AIM Multi-Sector Fund                   5.00               5.09
Short Term Investment Grade          AIM Short Term Bond Fund                2.50               2.38
Large Cap Growth                     AIM Structured Growth Fund              6.25               6.37
Large Cap Value                      AIM Structured Value Fund               5.00               5.07
Intermediate Term Investment Grade   AIM Total Return Bond Fund             23.00              21.97
Small Cap                            AIM Trimark Small Companies Fund        5.00               5.14
Other Assets Less Liabilities                                                                  -0.07
Total Net Assets                                                                          $589.33 million

The Fund purchases Institutional Class shares of the underlying funds. Institutional Class shares have no sales charge. The Fund's holdings are subject to change and there is no assurance that the Fund will continue to hold any particular fund.

AIM Moderate Allocation Fund

Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.

     We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.

     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

MARKET CONDITIONS AND YOUR FUND

The U.S. economy continued to show clear signs of deceleration in the pace of its expansion by the end of 2006. Growth in real gross domestic product (GDP) slipped to a 2.0% annual rate in the third quarter, down from a 2.6% in the second quarter and from a surprisingly strong 5.6% in the first quarter. The slowdown was mostly attributable to the softening in the housing sector, which makes up about 5% of the total economy. However, the deceleration in homebuilding had not yet noticeably impacted the other sectors of the economy, as consumer spending and business investment remained solid.

     In the equity market, the S&P 500 Index finished the year with a return of 15.78% marking this as one of the larger spans on record in which the market has not experienced a significant correction. In 2006, and in four out of the last five years, small caps outperformed large caps. Foreign stocks also continued their trend of the past few years by outperforming U.S. domestic stocks by 10.56% for the year (as measured by MSCI EAFE Index vs. S&P 500 Index). In terms of investment styles, value once again outperformed growth, making it the 7th consecutive year of outperformance.

     In 2006, the bond market was characterized by low volatility. While there was more price movement during the first few months, the second half of the year was calmer due to a fairly complacent market. The Lehman Brothers U.S. Aggregate Bond Index delivered a total return of 4.33% in 2006, rebounding from 2005's 2.43%, but still trailed the index's historical average annual return of 8.84% since 1976. The U.S. high yield market continued to perform well due to solid corporate profitability, low defaults and demand for higher yield from investors. The Lehman Brothers High Yield Index finished the year by outperforming its historical average annual return of 10.04%, since 1983, with a return of 11.85% for the year.

     All 15 of the underlying funds contributed positively to Fund performance on an absolute basis for the year. Within the Fund's 60% equity component, AIM International Core Equity Fund and AIM International Growth Fund were the leading contributors, due in part to the strength of the international stock markets. AIM Capital Development Fund also made a healthy contribution to results during the year. AIM International Growth Fund and AIM Capital Development Fund also contributed the most to the Fund's performance on a relative basis when compared with the components of the Fund's custom style-specific index. Conversely, AIM Large Cap Growth and AIM Mid Cap Basic Value were the largest detractors to relative performance for the year.

     Within the Fund's 40% fixed income component, AIM Total Return Bond Fund and AIM High Yield Fund were the largest contributors to absolute performance. AIM Total Return Bond Fund was the largest, and only, relative fixed income contributor during the year. Conversely, AIM High Yield Fund was the Fund's largest fixed income detractor from relative performance.

IN CLOSING

We remain committed to our asset allocation strategies, and as always, we thank you for your continued investment in the AIM Moderate Allocation Fund.

The views and opinions expressed in management's discussion of Fund performance are those of AIM Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but AIM Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

     See important Fund and index disclosures on the inside front cover.

                                 [WENDLER PHOTO]

                                  Gary Wendler

Director of Product Line Strategy and Investment Services, is manager of AIM Moderate Allocation Fund. He began his career in the investment industry in 1986 and joined AIM in 1995. Mr. Wendler earned a B.B.A in finance from Texas A&M University.

FOR A PRESENTATION OF YOURS FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 8-9

AIM Moderate Allocation Fund

                                [MOUNTAIN CHART]

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 04/30/04

                                                                                                  UPPER
                                                                                               MIXED-ASSET
            AIM           AIM          AIM          AIM                                           TARGET
          MODERATE     MODERATE     MODERATE     MODERATE                CUSTOM       UPPER    ALLOCATION
         ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION              MODERATE    BALANCED     MODERATE
         FUND-CLASS   FUND-CLASS   FUND-CIASS   FUND-CLASS   S&P 500   ALLOCATION     FUNDS       FUNDS
DATE      A SHARES     B SHARES     C SHARES     R SHARES     INDEX       INDEX       INDEX       INDEX
------   ----------   ----------   ----------   ----------   -------   ----------   --------   -----------
730/04     $ 9450       $10000       $10000       $10000      $10000     $10000      $10000       $10000
  5/04       9488        10030        10040        10040       10137      10038       10044        10016
  6/04       9658        10210        10210        10220       10334      10192       10201        10143
  7/04       9412         9940         9940         9960        9992      10012       10009        10014
  8/04       9450         9980         9980         9990       10032      10108       10070        10131
  9/04       9639        10179        10179        10200       10141      10242       10220        10234
 10/04       9790        10329        10329        10360       10296      10416       10330        10357
 11/04      10121        10669        10669        10710       10712      10736       10608        10609
 12/04      10381        10943        10943        10980       11077      11022       10873        10879
  1/05      10276        10823        10823        10869       10807      10878       10733        10754
  2/05      10457        11003        11004        11051       11034      11061       10885        10889
  3/05      10295        10832        10832        10879       10839      10886       10735        10741
  4/05      10134        10651        10651        10707       10633      10771       10606        10630
  5/05      10343        10872        10873        10929       10971      10996       10849        10857
  6/05      10506        11023        11024        11091       10987      11092       10927        10985
  7/05      10725        11255        11255        11323       11395      11337       11170        11234
  8/05      10782        11306        11306        11383       11291      11384       11202        11242
  9/05      10868        11386        11386        11463       11383      11473       11247        11274
 10/05      10697        11195        11205        11282       11193      11292       11070        11071
 11/05      10964        11477        11477        11564       11616      11548       11339        11290
 12/05      11158        11672        11672        11771       11620      11685       11438        11393
  1/06      11528        12049        12049        12150       11928      11997       11711        11662
  2/06      11499        12008        12008        12120       11960      12020       11697        11669
  3/06      11664        12181        12181        12295       12109      12156       11811        11733
  4/06      11819        12334        12335        12458       12271      12318       11939        11837
  5/06      11490        11978        11978        12099       11918      12064       11703        11648
  6/06      11451        11926        11927        12058       11934      12076       11696        11662
  7/06      11470        11947        11947        12079       12008      12150       11750        11776
  8/06      11683        12160        12161        12305       12293      12405       11976        11976
  9/06      11839        12314        12314        12468       12610      12575       12149        12139
 10/06      12130        12609        12610        12766       13020      12893       12432        12425
 11/06      12344        12824        12824        12992       13268      13143       12671        12646
 12/06      12463        12640        12941        13116       13454      13278       12765        12762

SOURCES: AIM MANAGMENT GROUP INC., LIPPER INC.

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

Continued from page 3

and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is avail- able without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

AIM Moderate Allocation Fund

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/06, including applicable sales charges

CLASS A SHARES
Inception (4/30/04)    8.61%
   1 Year              5.58

CLASS B SHARES
Inception (4/30/04)    9.17%
   1 Year              5.86

CLASS C SHARES
Inception (4/30/04)   10.13%
   1 Year              9.87

CLASS R SHARES
Inception (4/30/04)   10.69%
   1 Year             11.41

CUMULATIVE TOTAL RETURNS

6 months ended 12/31/06, excluding applicable sales charges

Class A Shares   8.89%
Class B Shares   8.49
Class C Shares   8.49
Class R Shares   8.76

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

AIM Moderate Allocation Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

     In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

                                                             HYPOTHETICAL
                                                       (5% ANNUAL RETURN BEFORE
                                   ACTUAL                      EXPENSES)
                        ---------------------------   ---------------------------
          BEGINNING         ENDING        EXPENSES       ENDING         EXPENSES    ANNUALIZED
SHARE   ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
CLASS      (7/1/06)     (12/31/06)(1)    PERIOD(2)      (12/31/06)     PERIOD(2)      RATIO
-----   -------------   -------------   -----------   -------------   -----------   ----------
A         $1,000.00       $1,088.90        $2.00        $1,023.29        $1.94         0.38%
B          1,000.00        1,084.90         5.94         1,019.51         5.75         1.13
C          1,000.00        1,084.90         5.94         1,019.51         5.75         1.13
R          1,000.00        1,087.60         3.31         1,022.03         3.21         0.63

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Moderate Allocation Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM Growth Series (the "Board") oversees the management of AIM Moderate Allocation Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with AIM Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2006.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms' length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made a recommendation to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendation to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

     Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund's performance, advisory fees, expense limitations and/or fee waivers.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past calendar year against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance was above the median performance of such comparable funds for the one year period. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past calendar year against the performance of the Lipper Balanced Fund Index. The Board noted that the Fund's performance was above the performance of such Index for the one year period. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and it was not necessary to change the Fund's portfolio management team at this time. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- Meetings with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Fees relative to those of comparable funds with other advisors. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2007 in an amount necessary to limit other expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through June 30, 2007. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Investments in affiliated money market funds. Not applicable because the Fund does not invest in affiliated money market funds.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM

                                                                     (continued)

AIM Moderate Allocation Fund

     Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation.

- Profitability of AIM and its affiliates. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board's approval of the continuance of the Advisory Agreement for the Fund.

Supplement to Annual Report dated 12/31/06

AIM MODERATE ALLOCATION FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS
For periods ended 12/31/06

Inception (4/30/04)   11.24%
   1 Year             11.96
   6 Months*           9.03

*    Cumulative total return that has not been annualized

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE (NAV).

PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES PRIMARILY DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

     PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NAV. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE THE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246 OR VISIT AIMINVESTMENTS.COM.

NASDAQ SYMBOL   AMLIX

Over for information on your Fund's expenses.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMINVESTMENTS.COM   MAL-INS-1   AIM Distributors, Inc.

                                                          [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

Information about your Fund's expenses

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur on going costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

     In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

                                                                     HYPOTHETICAL
                                                               (5% ANNUAL RETURN BEFORE
                                           ACTUAL                      EXPENSES)
                                ---------------------------   ---------------------------
                  BEGINNING         ENDING        EXPENSES       ENDING         EXPENSES    ANNUALIZED
SHARE           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
CLASS              (7/1/06)     (12/31/06)(1)    PERIOD(2)      (12/31/06)     PERIOD(2)       RATIO
-----           -------------   -------------   -----------   -------------   -----------   ----------
Institutional     $1,000.00       $1,090.30        $0.58        $1,024.65        $0.56         0.11%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

AIMINVESTMENTS.COM   MAL-INS-1   AIM Distributors, Inc.

AIM Moderate Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2006

                                                                 CHANGE IN
                                                                 UNREALIZED
                    VALUE        PURCHASES       PROCEEDS       APPRECIATION     REALIZED      DIVIDEND       SHARES
                   12/31/05       AT COST       FROM SALES     (DEPRECIATION)   GAIN (LOSS)     INCOME       12/31/06
-----------------------------------------------------------------------------------------------------------------------
SCHEDULE OF
  INVESTMENTS
  IN AFFILIATED
  ISSUERS-100.07%(a)
AIM Capital
  Development
  Fund-Institutional
  Class-5.13%    $21,234,589    $ 9,763,270    $  (1,803,472)   $   843,573     $2,213,464    $   819,642    1,585,203
-----------------------------------------------------------------------------------------------------------------------
AIM Floating
  Rate
  Fund-Institutional
  Class-2.87%             --     16,906,436          (56,723)        54,311            100        402,737    1,859,640
-----------------------------------------------------------------------------------------------------------------------
AIM High Yield
Fund-Institutional
  Class-8.94%     40,005,124     16,313,324       (5,273,676)     1,584,609         66,820      3,528,051   11,684,302
-----------------------------------------------------------------------------------------------------------------------
AIM
  International
  Bond
  Fund-Institutional
  Class-2.35%             --     13,837,025          (47,064)        89,611            293         83,852    1,325,680
-----------------------------------------------------------------------------------------------------------------------
AIM
  International
  Core Equity
  Fund-Institutional
  Class-10.19%    43,506,589     15,235,271       (7,338,417)     6,792,206      3,477,327      1,155,522    4,131,738
-----------------------------------------------------------------------------------------------------------------------
AIM
  International
  Growth
  Fund-Institutional
  Class-7.92%     33,752,182      9,919,974       (6,231,236)     7,175,863      2,194,981        450,032    1,550,067
-----------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Basic Value
  Fund-Institutional
  Class-5.17%     41,598,458     13,000,063      (26,332,847)    (1,153,113)     4,823,423        275,088    1,960,196
-----------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Growth
  Fund-Institutional
  Class-6.31%(b)  52,709,535     14,759,294      (32,872,685)    (1,182,113)     3,780,182             --    3,187,165
-----------------------------------------------------------------------------------------------------------------------
AIM Mid Cap
  Basic Value
  Fund-Institutional
  Class-5.17%     21,202,493     10,711,963         (395,306)    (1,127,253)     3,600,184             --    2,163,363
-----------------------------------------------------------------------------------------------------------------------
AIM
  Multi-Sector
  Fund-Institutional
  Class-5.09%     21,335,914      7,017,644       (1,012,485)     2,461,963        452,010        289,683    1,087,060
-----------------------------------------------------------------------------------------------------------------------
AIM Short Term
  Bond
  Fund-Institutional
  Class-2.38%     19,793,376      6,999,815      (12,603,411)        73,786       (211,914)       975,906    1,432,380
-----------------------------------------------------------------------------------------------------------------------
AIM Structured
  Growth
  Fund-Institutional
  Class-6.37%             --     34,525,168         (125,767)     3,143,880         28,602        122,997    3,464,266
-----------------------------------------------------------------------------------------------------------------------
AIM Structured
  Value
  Fund-Institutional
  Class-5.07%             --     27,709,678          (98,713)     2,231,881         20,290        188,474    2,636,774
-----------------------------------------------------------------------------------------------------------------------
AIM Total
  Return Bond
  Fund-Institutional
  Class-21.97%    98,315,149     42,474,467      (10,781,117)      (395,703)      (137,621)     5,991,868   12,558,213
-----------------------------------------------------------------------------------------------------------------------
AIM Trimark
  Small
  Companies
  Fund-Institutional
  Class-5.14%     21,323,455      8,668,600         (842,075)       906,382      1,829,892        545,722    1,998,005
=======================================================================================================================
  TOTAL
    INVESTMENTS
    IN
    AFFILIATED
    UNDERLYING
    FUNDS-
    100.07%
    (Cost
  $544,863,731)  $414,776,864   $247,841,992   $(105,814,994)   $21,499,883     $22,138,033(c) $14,829,574
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
  LESS
  LIABILITIES-(0.07)%
-----------------------------------------------------------------------------------------------------------------------
NET
 ASSETS-100.00%
_______________________________________________________________________________________________________________________
=======================================================================================================================


                    VALUE
                   12/31/06
---------------  ------------
SCHEDULE OF
  INVESTMENTS
  IN AFFILIATED
  ISSUERS-100.0
AIM Capital
  Development
  Fund-Institut
  Class-5.13%    $ 30,213,975
---------------
AIM Floating
  Rate
  Fund-Institut
  Class-2.87%      16,904,124
---------------
AIM High Yield
Fund-Institutio
  Class-8.94%      52,696,201
---------------
AIM
  International
  Bond
  Fund-Institut
  Class-2.35%      13,879,865
---------------
AIM
  International
  Core Equity
  Fund-Institut
  Class-10.19%     60,034,156
---------------
AIM
  International
  Growth
  Fund-Institut
  Class-7.92%      46,672,519
---------------
AIM Large Cap
  Basic Value
  Fund-Institut
  Class-5.17%      30,481,054
---------------
AIM Large Cap
  Growth
  Fund-Institut
  Class-6.31%(b    37,194,213
---------------
AIM Mid Cap
  Basic Value
  Fund-Institut
  Class-5.17%      30,460,149
---------------
AIM
  Multi-Sector
  Fund-Institut
  Class-5.09%      30,013,732
---------------
AIM Short Term
  Bond
  Fund-Institut
  Class-2.38%      14,051,652
---------------
AIM Structured
  Growth
  Fund-Institut
  Class-6.37%      37,552,644
---------------
AIM Structured
  Value
  Fund-Institut
  Class-5.07%      29,848,277
---------------
AIM Total
  Return Bond
  Fund-Institut
  Class-21.97%    129,475,175
---------------
AIM Trimark
  Small
  Companies
  Fund-Institut
  Class-5.14%      30,269,773
===============
  TOTAL
    INVESTMENTS
    IN
    AFFILIATED
    UNDERLYING
    FUNDS-
    100.07%
    (Cost
  $544,863,731)  $589,747,509
---------------
OTHER ASSETS
  LESS
  LIABILITIES-(      (417,176)
---------------
NET
 ASSETS-100.00%  $589,330,333
_______________
===============

Notes to Schedule of Investments:

(a) The mutual funds and the Fund are affiliated by having the same investment advisor.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c) Includes $10,694,269 of capital gains distributed from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Moderate Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments in affiliated underlying funds,
  at value (cost $544,863,731)                 $589,747,509
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                1,169,408
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                8,740
-----------------------------------------------------------
Other assets                                         27,637
===========================================================
    Total assets                                590,953,294
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             551,351
-----------------------------------------------------------
  Fund shares reacquired                            600,469
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 19,705
-----------------------------------------------------------
  Fund expenses advanced                              5,938
-----------------------------------------------------------
Accrued distribution fees                           292,713
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            4,702
-----------------------------------------------------------
Accrued transfer agent fees                         109,524
-----------------------------------------------------------
Accrued operating expenses                           38,559
===========================================================
    Total liabilities                             1,622,961
===========================================================
Net assets applicable to shares outstanding    $589,330,333
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $533,463,096
-----------------------------------------------------------
Undistributed net investment income                 178,381
-----------------------------------------------------------
Undistributed net realized gain from
  affiliated underlying fund shares              10,805,078
-----------------------------------------------------------
Unrealized appreciation of affiliated
  underlying fund shares                         44,883,778
===========================================================
                                               $589,330,333
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $312,300,422
___________________________________________________________
===========================================================
Class B                                        $146,751,258
___________________________________________________________
===========================================================
Class C                                        $114,828,301
___________________________________________________________
===========================================================
Class R                                        $ 15,294,457
___________________________________________________________
===========================================================
Institutional Class                            $    155,895
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          25,534,891
___________________________________________________________
===========================================================
Class B                                          12,063,063
___________________________________________________________
===========================================================
Class C                                           9,438,942
___________________________________________________________
===========================================================
Class R                                           1,252,346
___________________________________________________________
===========================================================
Institutional Class                                  12,711
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.23
-----------------------------------------------------------
  Offering price per share (Net asset value
    of $12.23 divided by 94.50%)               $      12.94
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.17
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.17
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      12.21
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      12.26
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Moderate Allocation Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends from affiliated underlying funds                    $14,829,574
-------------------------------------------------------------------------
Other Income                                                          247
=========================================================================
    Total investment income                                    14,829,821
=========================================================================

EXPENSES:

Administrative services fees                                      156,370
-------------------------------------------------------------------------
Custodian fees                                                      7,949
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         652,913
-------------------------------------------------------------------------
  Class B                                                       1,335,168
-------------------------------------------------------------------------
  Class C                                                         980,688
-------------------------------------------------------------------------
  Class R                                                          65,288
-------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              982,296
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                   27
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          28,811
-------------------------------------------------------------------------
Other                                                             238,012
=========================================================================
    Total expenses                                              4,447,522
=========================================================================
Less: Expenses reimbursed and expense offset arrangements        (799,561)
=========================================================================
    Net expenses                                                3,647,961
=========================================================================
Net investment income                                          11,181,860
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS IN AFFILIATED
  UNDERLYING FUND SHARES:

Net realized gain on sales of affiliated underlying fund
  shares                                                       11,443,764
-------------------------------------------------------------------------
Net realized gain from distributions of affiliated
  underlying fund shares                                       10,694,269
=========================================================================
    Net realized gain from affiliated underlying fund shares   22,138,033
=========================================================================
Change in net unrealized appreciation of affiliated
  underlying fund shares                                       21,499,883
=========================================================================
    Net gain from affiliated underlying funds                  43,637,916
=========================================================================
Net increase in net assets resulting from operations          $54,819,776
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Moderate Allocation Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 11,181,860    $  5,371,868
------------------------------------------------------------------------------------------
  Net realized gain and capital gain distributions of
    affiliated underlying fund shares                           22,138,033       4,910,678
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of affiliated
    underlying fund shares                                      21,499,883      14,960,797
==========================================================================================
    Net increase in net assets resulting from operations        54,819,776      25,243,343
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (6,733,129)     (3,196,115)
------------------------------------------------------------------------------------------
  Class B                                                       (2,232,749)     (1,232,673)
------------------------------------------------------------------------------------------
  Class C                                                       (1,733,287)       (812,491)
------------------------------------------------------------------------------------------
  Class R                                                         (292,847)       (140,892)
------------------------------------------------------------------------------------------
  Institutional Class                                               (3,720)         (2,478)
==========================================================================================
    Total distributions from net investment income             (10,995,732)     (5,384,649)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (7,981,141)       (535,022)
------------------------------------------------------------------------------------------
  Class B                                                       (3,813,341)       (305,887)
------------------------------------------------------------------------------------------
  Class C                                                       (2,959,755)       (201,637)
------------------------------------------------------------------------------------------
  Class R                                                         (385,706)        (26,107)
------------------------------------------------------------------------------------------
  Institutional Class                                               (3,986)           (367)
==========================================================================================
    Total distributions from net realized gains                (15,143,929)     (1,069,020)
==========================================================================================
    Decrease in net assets resulting from distributions        (26,139,661)     (6,453,669)
==========================================================================================
Share transactions-net:
  Class A                                                       88,612,666     128,168,761
------------------------------------------------------------------------------------------
  Class B                                                       21,647,957      66,027,497
------------------------------------------------------------------------------------------
  Class C                                                       31,661,987      46,933,360
------------------------------------------------------------------------------------------
  Class R                                                        4,234,537       7,657,857
------------------------------------------------------------------------------------------
  Institutional Class                                                5,989          23,249
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              146,163,136     248,810,724
==========================================================================================
    Net increase in net assets                                 174,843,251     267,600,398
==========================================================================================

NET ASSETS:

  Beginning of year                                            414,487,082     146,886,684
==========================================================================================
  End of year (including undistributed net investment income
    of $178,381 and $(7,747), respectively)                   $589,330,333    $414,487,082
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Moderate Allocation Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Moderate Allocation Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market. The Fund is a "fund of funds", in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized

AIM Moderate Allocation Fund

     gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The results of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds.

    AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.12% of average daily net assets, respectively, through at least June 30, 2007. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the numbers reflected above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes;
(iv) dividend expense on short sales; (v) extraordinary items; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    For the year ended December 31, 2006, AIM reimbursed class level expenses of $400,178, $204,585, $150,269 and $20,008 for Class A, Class B, Class C and Class
R shares, respectively.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual

AIM Moderate Allocation Fund

rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2006, ADI advised the Fund that it retained $349,920 in front-end sales commissions from the sale of Class A shares and $2,002, $131,996, $17,369 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $24,521.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $5,440 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:

                                                                 2006           2005
---------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $11,000,325    $5,449,557
---------------------------------------------------------------------------------------
Long-term capital gain                                         15,139,336     1,004,112
=======================================================================================
Total distributions                                           $26,139,661    $6,453,669
_______________________________________________________________________________________
=======================================================================================

AIM Moderate Allocation Fund


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    207,672
----------------------------------------------------------------------------
Undistributed long-term gain                                      10,878,940
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                        44,799,027
----------------------------------------------------------------------------
Temporary book/tax differences                                       (18,402)
----------------------------------------------------------------------------
Shares of beneficial interest                                    533,463,096
============================================================================
Total net assets                                                $589,330,333
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2006.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $247,877,883 and $105,814,994, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $46,211,471
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,412,444)
===============================================================================
Net unrealized appreciation of investment securities               $44,799,027
_______________________________________________________________________________
===============================================================================


Cost of investments for tax purposes is $544,948,482.

AIM Moderate Allocation Fund

NOTE 8--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2006(A)                         2005
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      9,144,545    $109,839,654    12,604,401    $139,134,370
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,903,812      46,520,580     7,377,227      80,814,280
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,894,252      46,477,303     4,863,286      53,309,220
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        473,024       5,670,741     1,056,501      11,566,921
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  2              24         2,060          22,473
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      1,167,138      14,273,997       313,735       3,595,398
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        473,694       5,764,851       127,538       1,456,468
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        372,731       4,532,399        85,510         976,525
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         54,700         667,884        14,379         164,639
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                628           7,705           248           2,846
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        869,807      10,445,866       439,878       4,836,943
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (876,653)    (10,445,866)     (438,392)     (4,836,943)
======================================================================================================================
Reacquired:
  Class A                                                     (3,815,468)    (45,946,851)   (1,745,837)    (19,397,950)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,692,971)    (20,191,608)   (1,028,833)    (11,406,308)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,625,558)    (19,347,715)     (666,475)     (7,352,385)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                       (175,223)     (2,104,088)     (369.469)     (4,073,703)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               (143)         (1,740)         (182)         (2,070)
======================================================================================================================
                                                              12,168,317    $146,163,136    22,635,575    $248,810,724
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 9% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.

NOTE 9--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM Moderate Allocation Fund

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                                              -----------------------------------------
                                                                                         APRIL 30, 2004
                                                                                             (DATE
                                                                    YEAR ENDED             OPERATIONS
                                                                   DECEMBER 31,          COMMENCED) TO
                                                              -----------------------     DECEMBER 31,
                                                                2006           2005           2004
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.49       $  10.89       $ 10.00
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.31           0.24          0.11
-------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.04           0.57          0.87
=======================================================================================================
    Total from investment operations                              1.35           0.81          0.98
=======================================================================================================
Less distributions:
  Dividends from net investment income                           (0.28)         (0.18)        (0.09)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.33)         (0.03)        (0.00)
=======================================================================================================
    Total distributions                                          (0.61)         (0.21)        (0.09)
=======================================================================================================
Net asset value, end of period                                $  12.23       $  11.49       $ 10.89
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                  11.73%          7.47%         9.85%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $312,300       $208,841       $71,431
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.38%(c)       0.34%         0.40%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.53%(c)       0.62%         0.87%(d)
=======================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.80%          0.82%         0.92%
=======================================================================================================
Ratio of net investment income to average net assets              2.56%(c)       2.19%         1.56%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                          21%             2%            1%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $261,165,260.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Moderate Allocation Fund

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS B
                                                              -----------------------------------------
                                                                                         APRIL 30, 2004
                                                                                             (DATE
                                                                    YEAR ENDED             OPERATIONS
                                                                   DECEMBER 31,          COMMENCED) TO
                                                              -----------------------     DECEMBER 31,
                                                                2006           2005           2004
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.45       $  10.87       $ 10.00
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.21           0.16          0.06
-------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.03           0.57          0.88
=======================================================================================================
    Total from investment operations                              1.24           0.73          0.94
=======================================================================================================
Less distributions:
  Dividends from net investment income                           (0.19)         (0.12)        (0.07)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.33)         (0.03)        (0.00)
=======================================================================================================
    Total distributions                                          (0.52)         (0.15)        (0.07)
=======================================================================================================
Net asset value, end of period                                $  12.17       $  11.45       $ 10.87
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                  10.86%          6.75%         9.44%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $146,751       $117,373       $45,846
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.13%(c)       1.05%         1.05%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.28%(c)       1.33%         1.52%(d)
=======================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.80%          0.82%         0.92%
=======================================================================================================
Ratio of net investment income to average net assets              1.81%(c)       1.48%         0.91%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                          21%             2%            1%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $133,516,828.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Moderate Allocation Fund

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              CLASS C
                                                              ----------------------------------------
                                                                                        APRIL 30, 2004
                                                                                            (DATE
                                                                    YEAR ENDED            OPERATIONS
                                                                   DECEMBER 31,         COMMENCED) TO
                                                              ----------------------     DECEMBER 31,
                                                                2006          2005           2004
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.45       $ 10.87       $ 10.00
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.21          0.16          0.06
------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.03          0.57          0.88
======================================================================================================
    Total from investment operations                              1.24          0.73          0.94
======================================================================================================
Less distributions:
  Dividends from net investment income                           (0.19)        (0.12)        (0.07)
------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.33)        (0.03)        (0.00)
======================================================================================================
    Total distributions                                          (0.52)        (0.15)        (0.07)
======================================================================================================
Net asset value, end of period                                $  12.17       $ 11.45       $ 10.87
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                  10.86%         6.75%         9.44%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $114,828       $77,801       $27,339
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.13%(c)      1.05%         1.05%(d)
------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.28%(c)      1.33%         1.52%(d)
======================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.80%         0.82%         0.92%
======================================================================================================
Ratio of net investment income to average net assets              1.81%(c)      1.48%         0.91%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(f)                                          21%            2%            1%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $98,068,812.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Moderate Allocation Fund

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              CLASS R
                                                              ---------------------------------------
                                                                                       APRIL 30, 2004
                                                                                           (DATE
                                                                   YEAR ENDED            OPERATIONS
                                                                  DECEMBER 31,         COMMENCED) TO
                                                              ---------------------     DECEMBER 31,
                                                               2006          2005           2004
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.48       $ 10.89       $ 10.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.28          0.22          0.10
-----------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.03          0.57          0.88
=====================================================================================================
    Total from investment operations                             1.31          0.79          0.98
=====================================================================================================
Less distributions:
  Dividends from net investment income                          (0.25)        (0.17)        (0.09)
-----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)        (0.03)        (0.00)
=====================================================================================================
    Total distributions                                         (0.58)        (0.20)        (0.09)
=====================================================================================================
Net asset value, end of period                                $ 12.21       $ 11.48       $ 10.89
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                 11.41%         7.21%         9.80%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $15,294       $10,332       $ 2,161
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.63%(c)      0.55%         0.55%(d)
-----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.78%(c)      0.83%         1.02%(d)
=====================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.80%         0.82%         0.92%
=====================================================================================================
Ratio of net investment income to average net assets             2.31%(c)      1.98%         1.41%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(f)                                         21%            2%            1%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $13,057,640.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Moderate Allocation Fund

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                       INSTITUTIONAL CLASS
                                                              --------------------------------------
                                                                                      APRIL 30, 2004
                                                                                          (DATE
                                                                   YEAR ENDED           OPERATIONS
                                                                  DECEMBER 31,        COMMENCED) TO
                                                              --------------------     DECEMBER 31,
                                                               2006          2005          2004
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.52       $10.91       $ 10.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.34         0.28          0.13
----------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.04         0.57          0.88
====================================================================================================
    Total from investment operations                             1.38         0.85          1.01
====================================================================================================
Less distributions:
  Dividends from net investment income                          (0.31)       (0.21)        (0.10)
----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)       (0.03)        (0.00)
====================================================================================================
    Total distributions                                         (0.64)       (0.24)        (0.10)
====================================================================================================
Net asset value, end of period                                $ 12.26       $11.52       $ 10.91
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 11.96%        7.76%        10.16%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   156       $  141       $   110
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.10%(c)     0.05%         0.05%(d)
----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.10%(c)     0.15%         0.40%(d)
====================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.80%        0.82%         0.92%
====================================================================================================
Ratio of net investment income to average net assets             2.83%(c)     2.48%         1.91%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(f)                                         21%           2%            1%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $146,939.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

AIM Moderate Allocation Fund

PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Moderate Allocation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM Moderate Allocation Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Moderate Allocation Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2007
Houston, Texas

AIM Moderate Allocation Fund

TAX INFORMATION


Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

       FEDERAL AND STATE INCOME TAX

       Long-Term Capital Gain Dividends           $15,139,336
       Qualified Dividend Income*                       22.50%
       Corporate Dividends Received Deduction*           8.00%
       U.S. Treasury Obligations*                        0.33%

      * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

       NON-RESIDENT ALIEN SHAREHOLDERS

       Qualified Short-Term Gains                      $4,592
       Qualified Interest Income**                      56.00%

      ** The above percentage is based on income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were 60.94%, 62.46%, 58.37%, and 61.13%, respectively.

AIM Moderate Allocation Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 110 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, AMVESCAP PLC (parent of AIM
                                             and a global investment management
                                             firm); Chairman, A I M Advisors, Inc.
                                             (registered investment advisor); and
                                             Director, Chairman, Chief Executive
                                             Officer and President, AVZ Inc. (holding
                                             company); INVESCO North American
                                             Holdings, Inc. (holding company);
                                             Chairman and President, AMVESCAP Group
                                             Services, Inc. (service provider);
                                             Trustee, The AIM Family of Funds(R);
                                             Chairman, Investment Company Institute;
                                             and Member of Executive Board, SMU Cox
                                             School of Business

                                             Formerly: President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(2) -- 1946     1988       Director and Chairman, A I M Management   None
  Trustee and Vice Chair                     Group Inc. (financial services holding
                                             company); Director and Vice Chairman,
                                             AMVESCAP PLC; Chairman, AMVESCAP
                                             PLC -- AIM Division (parent of AIM and a
                                             global investment management firm) and
                                             Trustee and Vice Chair of The AIM Family
                                             of Funds--Registered Trademark--

                                             Formerly: President and Chief Executive
                                             Officer, A I M Management Group Inc.;
                                             Director, Chairman and President, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered
                                             investment advisor), A I M Distributors,
                                             Inc. (registered broker dealer), AIM
                                             Investment Services, Inc., (registered
                                             transfer agent), and Fund Management
                                             Company (registered broker dealer);
                                             Chief Executive Officer, AMVESCAP
                                             PLC -- Managed Products; and President
                                             and Principal Executive Officer of The
                                             AIM Family of Funds--Registered
                                             Trademark--
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(3) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, A I M Management Group Inc.,
  Principal                                  AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                          broker dealer), AIM Funds Management
                                             Inc. (registered investment advisor) and
                                             1371 Preferred Inc. (holding company);
                                             Director and President, A I M Advisors,
                                             Inc., INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Capital Management, Inc. and A I M
                                             Distributors, Inc.; Director and
                                             Chairman, AIM Investment Services, Inc.,
                                             Fund Management Company and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, AVZ Callco Inc. (holding
                                             company); AMVESCAP Inc. (holding
                                             company) and AIM Canada Holdings Inc.
                                             (holding company); Director and Chief
                                             Executive Officer, AIM Trimark Corporate
                                             Class Inc. (formerly AIM Trimark Global
                                             Fund Inc.) (corporate mutual fund
                                             company) and AIM Trimark Canada Fund
                                             Inc. (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             Powershares Capital Management LLC

                                             Formerly: President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; Executive Vice
                                             President and Chief Operations Officer,
                                             AIM Funds Management Inc.; President,
                                             AIM Trimark Global Fund Inc. and AIM
                                             Trimark Canada Fund Inc.; and Director,
                                             Trimark Trust (federally regulated
                                             Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1985       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company (2 portfolios))
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Cortland Trust, Inc.
                                             (Chairman) (registered investment
                                             company (3 portfolios)); Annuity and
                                             Life Re (Holdings), Ltd. (insurance
                                             company); CompuDyne Corporation
                                             (provider of products and services to
                                             the public security market); and
                                             Homeowners of America Holding
                                             Corporation (property casualty company)

                                             Formerly: Director, President and Chief
                                             Executive Officer, Volvo Group North
                                             America, Inc.; Senior Vice President, AB
                                             Volvo; and Director of various
                                             affiliated Volvo companies; and
                                             Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff, and Discovery Global
  Trustee                                    Century Group, Inc. (government affairs   Education Fund
                                             company); and Owner, Dos Angelos Ranch,   (non-profit)
                                             L.P.
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Cortland Trust, Inc. (registered
  Trustee                                    Naftalis and Frankel LLP                  investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1977       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   Director, Mainstay VP Series
  Trustee                                    Formerly: Partner, Deloitte & Touche      Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(3) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Moderate Allocation Fund

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc. and A I M
                                             Advisors, Inc.; Director, Vice President
                                             and Secretary, INVESCO Distributors,
                                             Inc.; Vice President and Secretary,
                                             A I M Capital Management, Inc., AIM
                                             Investment Services, Inc., and Fund
                                             Management Company; Senior Vice
                                             President and Secretary, A I M
                                             Distributors, Inc.; Director and Vice
                                             President, INVESCO Funds Group Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, Powershares Capital Management
                                             LLC

                                             Formerly: Chief Operating Officer,
                                             Senior Vice President, General Counsel,
                                             and Secretary, Liberty Ridge Capital,
                                             Inc. (an investment adviser); Vice
                                             President and Secretary, PBHG Funds (an
                                             investment company); Vice President and
                                             Secretary, PBHG Insurance Series Fund
                                             (an investment company); General Counsel
                                             and Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, AMVESCAP      N/A
  Vice President                             PLC; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, AMVESCAP PLC; Director, INVESCO
                                             Funds Group, Inc.; and Vice President of
                                             The AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Director, Vice President and    N/A
                                             General Counsel, Fund Management
                                             Company; Director, Senior Vice
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Director and Vice
                                             President, INVESCO Distributors, Inc.;
                                             Senior Vice President, A I M
                                             Distributors, Inc.; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Chief
                                             Executive Officer and President, INVESCO
                                             Funds Group, Inc.; and Senior Vice
                                             President, and General Counsel, Liberty
                                             Financial Companies, Inc. and Senior
                                             Vice President and General Counsel
                                             Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                  Advisors, Inc.; and Vice President,
  Financial Officer and                      Treasurer and Principal Officer of The
  Treasurer                                  AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Senior Vice President, AIM
                                             Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Director of Cash Management, Managing     N/A
  Vice President                             Director and Chief Cash Management
                                             Officer, A I M Capital Management, Inc;
                                             Director and President, Fund Management
                                             Company; and Vice President, A I M
                                             Advisors, Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); and
                                             President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust Only)
                                             Formerly: Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc., Fund Management
                                             Company and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc.; Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; Vice President and Chief
                                             Compliance Officer, A I M Capital
                                             Management, Inc.; and Vice President,
                                             A I M Distributors, Inc., AIM Investment
                                             Services, Inc. and Fund Management
                                             Company

                                             Formerly: Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; Chief Compliance Officer
                                             and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management; and
                                             Chief Compliance Officer, Chief
                                             Operating Officer and Deputy General
                                             Counsel, American General Investment
                                             Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

                                   [EDELIVERY
                                  GO PAPERLESS
                          AIMINVESTMENTS.COM/EDELIVERY
                                    GRAPHIC]

REGISTER FOR EDELIVERY

eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?

Register for eDelivery to:

-    save your Fund the cost of printing and postage.

-    reduce the amount of paper you receive.

-    gain access to your documents faster by not waiting for the mail.

-    view your documents online anytime at your convenience.

-    save the documents to your personal computer or print them out for your
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HOW DO I SIGN UP?

It's easy. Just follow these simple steps:

1.   Log in to your account.

2.   Click on the "Service Center" tab.

3.   Select "Register for eDelivery" and complete the consent process.

If used after April 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by AIM Distributors, Inc.

AIM Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $463 billion in assets under management as of December 31, 2006.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

This AIM service is provided by AIM Investment Services, Inc.

AIMinvestments.com   MAL-AR-1   AIM Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

         Exchange-                            College   Separately
Mutual     Traded    Retirement               Savings     Managed    Offshore      Cash
Funds      Funds      Products    Annuities    Plans     Accounts    Products   Management
------   ---------   ----------   ---------   -------   ----------   --------   ----------


                             [AIM INVESTMENTS LOGO]
                           -- REGISTERED TRADEMARK --

                      AIM Moderate Growth Allocation Fund

               Annual Report to Shareholders - December 31, 2006

                            AIM ALLOCATION SOLUTIONS

Table of Contents

Supplemental Information ................................................      2
Letters to Shareholders .................................................      4
Performance Summary .....................................................      6
Management Discussion ...................................................      6
Long-term Fund Performance ..............................................      8
Fund Expenses ...........................................................     10
Approval of Advisory Agreement ..........................................     11
Schedule of Investments .................................................    F-1
Financial Statements ....................................................    F-2
Notes to Financial Statements ...........................................    F-5
Financial Highlights ....................................................   F-10
Auditor's Report ........................................................   F-16
Tax Disclosures .........................................................   F-17
Trustees and Officers ...................................................   F-18

                              [COVER GLOBE IMAGE]

[AIM INVESTMENT SOLUTIONS]

[GRAPHIC]      [GRAPHIC]        [GRAPHIC]

[DOMESTIC   [INTERNATIONAL/      [SECTOR
EQUITY]      GLOBAL EQUITY]      EQUITY]

[GRAPHIC]      [GRAPHIC]        [GRAPHIC]

[FIXED        [ALLOCATION     [DIVERSIFIED
INCOME]        SOLUTIONS]     PORTFOLIOS]

 [AIM INVESTMENTS LOGO]
--REGISTERED TRADEMARK--

AIM Moderate Growth Allocation Fund

AIM MODERATE GROWTH ALLOCATION FUND SEEKS LONG-TERM GROWTH OF CAPITAL CONSISTENT WITH A HIGHER LEVEL OF RISK RELATIVE TO THE BROAD STOCK MARKET.

- Unless otherwise stated, information presented in this report is as of December 31, 2006, and is based on total net assets.

About share classes

- Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans, except for plans that have existing accounts invested in Class B shares.

- Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the Fund

- The Fund is a "fund of funds," which means that it invests its assets in other underlying mutual funds advised by A I M Advisors, Inc.

- The advisor may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds at its discretion.

- Investors will bear not just their share of the Fund's operational expenses but also, indirectly, the operating expenses of the underlying funds.

- The advisor has the ability to select and substitute the underlying funds in which the Fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary of the Fund, the advisor is required to act in the Fund's best interest when selecting the underlying funds.

- There is risk that the advisor's evaluations and assumptions regarding the Funds' broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investments from the underlying funds at a time that is unfavorable to the Fund.

Principal risks of investing in the underlying funds

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

- Some of the underlying funds may invest in smaller companies. This involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

- The Fund may invest in funds that invest in real estate investment trusts (REITs) that present risks not associated with investing in stocks.

- Certain of the underlying funds may invest in mortgage and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from borrowers may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid.

- Investing in emerging markets involves greater risks than investing in more established markets. Risks for emerging markets include risks relating to the relatively smaller size and lesser liquidity of these markets, high inflation rates, adverse political developments and lack of timely information.

- Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- The underlying funds may invest in obligations and instrumentalities of the U.S. government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of the issuer might not be able to recover its investment from the government.

- The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including some directly involving the companies whose securities are owned by the underlying funds. These factors include general economic and market conditions, regional or global economic instability and currency and interest rate fluctuations.

- The underlying funds may use enhanced investment techniques such as leveraging and derivatives. Leveraging entails special risks such as magnifying changes in the value of the portfolio's securities. Derivatives are subject to counter party risk-the risk that the other party will not complete the transaction with the fund.

- An underlying fund in which the Fund invests could conceivably hold real estate directly if a company defaults on debt securities the underlying fund owns. In that event, an investment in the underlying fund may have additional

Continued on page 9

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FUND NASDAQ SYMBOLS

Class A Shares   AAMGX
Class B Shares   AMBGX
Class C Shares   ACMGX
Class R Shares   RAMGX

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

AIMINVESTMENTS.COM
     risks relating to direct ownership in real estate, including difficulties in valuating and trading real estate, declines in the value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

- The value of convertible securities in which an underlying fund may invest may be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted.

- The underlying funds may invest a portion of their assets in debt securities such as notes and bonds. The value of debt securities and the income they generate may be affected by changing interest rates and by changes in effective maturities and credit ratings of the securities.

- The underlying funds may invest in lower quality debt securities, commonly known as "junk bonds." Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

- Certain of the underlying funds may participate in the initial public offering (IPO) market in some market cycles. If the underlying funds have a smaller asset base, any investment an underlying fund may make in IPOs may significantly affect the Fund's total return.

- Some underlying funds may invest in "value" stocks which can continue to be inexpensive for long periods of time and may not ever realize their full value.

- There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.

- Some underlying funds may invest in "growth" stocks which may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential.

About indexes used in this report

- The unmanaged STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The CUSTOM MODERATE GROWTH ALLOCATION INDEX used in this report is composed of 58% Russell 3000 Index, 22% MSCI EAFE Index, 10% Lehman Brothers U. S. Aggregate Bond Index, and 10% Lehman Brothers High Yield Index.

- The unmanaged RUSSELL 3000 --REGISTERED TRADEMARK-- Index is an index of common stocks that measures performance of the largest 3,000 U.S. companies based on market capitalization. The Russell 3000 --REGISTERED TRADEMARK-- Index is a trademark/service mark of the Frank Russell Company. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Company.

- The unmanaged MSCI EUROPE, AUSTRALASIA AND THE FAR EAST INDEX (the MSCI EAFE --REGISTERED TRADEMARK--) is a group of foreign securities tracked by Morgan Stanley Capital International.

- The unmanaged LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers.

- The unmanaged LEHMAN BROTHERS HIGH YIELD INDEX, which represents the performance of high-yield debt securities, is compiled by Lehman Brothers. Lehman Brothers is a global investment bank.

- The unmanaged LIPPER MIXED-ASSET TARGET ALLOCATION GROWTH FUNDS INDEX is an equally weighted representation of the 10 largest conservative funds that by portfolio practice maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent mutual fund performance monitor.

- The unmanaged LIPPER MULTI-CAP CORE FUNDS INDEX represents an average of the performance of the 30 largest multi-capitalization core funds tracked by Lipper Inc., an independent mutual fund performance monitor.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

- The returns shown in the management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our

Continued on page 8

AIM Moderate Growth Allocation Fund

                                 [TAYLOR PHOTO]

                                  Philip Taylor

Dear Shareholders of The AIM Family of Funds --REGISTERED TRADEMARK--:

I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the year ended December 31, 2006, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

     In the United States and around the globe, most major stock market indexes rose in 2006. U.S. stocks benefited from continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve, among other factors. Global markets also enjoyed a good year, while all major fixed-income indexes produced positive annual returns.

     As I write this letter, the consensus outlook for the economy remains positive. But we all know that markets are unpredictable and subject to sudden changes based on geopolitical or economic developments. At AIM Investments --REGISTERED TRADEMARK--, we believe investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments offers a broad product line that gives your financial advisor options to build a portfolio that's right for you regardless of market conditions. Our product line includes a comprehensive range of mutual funds, including domestic, global and international equity funds; taxable and tax-exempt fixed-income funds; and a variety of allocation portfolios--with risk and return characteristics to match your needs. We maintain this extensive set of product solutions because we believe in the value of diversified investment portfolios.

     To provide you even more investment options, we recently launched AIM Independence Funds, six new target maturity funds that combine AIM retail mutual funds and PowerShares --REGISTERED TRADEMARK-- exchange-traded funds (ETFs) as underlying investment options. ETFs are relatively low cost and potentially tax-efficient funds that trade like individual stocks. These AIM Independence Funds are intended to provide broad diversification and risk/reward levels that change as your target retirement date nears. Your financial advisor can provide you with more information about the new AIM Independence Funds.

     At AIM Investments, we believe in the value of working with a trusted financial advisor. Your financial advisor can help you build a diversified investment portfolio, making periodic adjustments as market conditions and your investment goals change. While there are no guarantees with any investment program, a long-term plan matched to your financial goals, risk tolerance and time horizon offers the potential to keep you and your investments on track--and your financial advisor can provide you with valuable information and advice.

     I also invite you to visit us on the Internet at AIMinvestments.com. Our Web site allows you to access your account information, review fund performance, learn more about your fund's investment strategies and obtain general investing information--whenever it's convenient for you.

Our commitment to you

While we're committed to maintaining a comprehensive, easy-to-navigate Web site, we're even more committed to providing excellent customer service. Our highly trained, courteous client services representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

     All of us at AIM Investments are committed to helping you achieve your financial goals. We work every day to earn your trust, and are grateful for the confidence you've placed in us.

Sincerely,


/s/ PHILIP TAYLOR
-------------------------------------
Philip Taylor
President - AIM Funds
CEO, AIM Investments

February 9, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Moderate Growth Allocation Fund

                                [CROCKETT PHOTO]

                                Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

     The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the equity and fixed-income AIM Funds improved to 15.08% for the one-year period ended December 31, 2006, as compared to 9.13% for the one-year period ended December 31, 2005, and 11.20% for the one-year period ended December 31, 2004.(1) The asset-weighted absolute performance for the AIM money market funds was 4.84% for the one-year period ended December 31, 2006, as compared to 3.04% for the one-year period ended December 31, 2005, and 1.23% for the one-year period ended December 31, 2004.(2)

     In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds' performance, attract new assets and reduce costs. The asset class subcommittees of your Board's Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

     On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I'll report more on these steps once they're completed.

     Another major Board initiative for early 2007 is the revision of the AIM Funds' proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

     While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar Inc. is a leading provider of independent mutual fund investment research) included a review of AIM's progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I'm looking forward to a return visit to Morningstar this year to review AIM Funds' performance and governance ratings.

     Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

     I'd like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,


/s/ BRUCE L. CROCKETT
-------------------------------------
Bruce L. Crockett
Independent Chair
AIM Funds Board

February 9, 2007

(1) Past performance is no guarantee of future results. The asset-weighted absolute performance for the equity and fixed-income AIM Funds is derived by taking the one-year cumulative total return for each share class of each AIM Fund in existence as of December 31, 2006, (excluding money market funds) and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

(2) Past performance is no guarantee of future results. The asset-weighted absolute performance for the AIM money market funds is derived by taking the one-year cumulative total return for each share class of each AIM money market fund in existence as of December 31, 2006, and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

AIM Moderate Growth Allocation Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY

For the year ended December 31, 2006, AIM Moderate Growth Allocation Fund produced positive performance at net asset value.

     In this market environment, equity markets had very solid returns compared with fixed income markets, which had positive but substantially lower returns. The Fund underperformed the broad-based S&P 500 Index due to the Fund's 20% fixed income allocation. Additionally, the Fund underperformed the Custom Moderate Allocation Index, which approximates the performance of the types of holdings owned by the Fund's underlying funds. This underperformance was mainly due to the relative underperformance of underlying funds within the large-cap growth, mid-cap value, multi-cap core and international large-cap core spaces.

     Your Fund's long-term performance appears on pages 8-9.

FUND VS. INDEXES

Total returns, 12/31/05-12/31/06, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares                                                            14.92%
Class B Shares                                                            14.04
Class C Shares                                                            14.05
Class R Shares                                                            14.47
S&P 500 Index (Broad Market Index)                                        15.78
Custom Moderate Growth Allocation Index (Style-Specific Index)            16.45
Lipper Mixed-Asset Target Allocation Growth Funds Index (Peer Group
   Index)(1)                                                              13.55
Lipper Multi-Cap Core Funds Index (Former Peer Group Index)               14.14

SOURCES: A I M MANAGEMENT GROUP INC., LIPPER INC.

(1) Lipper recently reclassified AIM Moderate Growth Allocation Fund from the Lipper Income Funds Category to the Lipper Mixed-Asset Target Allocation Conservative Funds category.

HOW WE INVEST

AIM Moderate Growth Allocation Fund is intended for investors with a moderate to high risk tolerance. The Fund invests in 13 underlying funds diversified among asset classes (stocks and bonds), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (small, mid and large). The 13 underlying funds include 11 stock funds, which represent 80% of the portfolio's total target allocation percentage, and two bond funds, which represent the remaining 20% of the portfolio's total target allocation percentage.

     During the year, we restructured the portfolio by adding two products which were not available for consideration during the development of the AIM Asset Allocation Solutions Funds. The addition of AIM Structured Value Fund and AIM Structured Growth Fund was implemented in an attempt to improve diversification and reduce manager specific risk. The new funds assist in leveraging the investment management expertise of our various fund management teams.

     While no fund can guarantee positive performance, the broad portfolio diversification provides exposure to areas of the market

                                                                     (continued)

PORTFOLIO COMPOSITION

                                                                                                  % OF TOTAL
                                                                                    TARGET        NET ASSETS
ASSET CLASS                                  FUND                                 ALLOCATION    AS OF 12/31/06
-----------                                  ----                                 ----------   ---------------
Mid Cap Growth                               AIM Dynamics Fund                       5.00%           5.10%
Taxable Non-Investment Grade                 AIM High Yield Fund                    10.00            9.79
International/Global Blend                   AIM International Core Equity Fund     11.00           11.03
International/Global Growth                  AIM International Growth Fund          11.00           11.41
Large Cap Value                              AIM Large Cap Basic Value Fund          7.00            7.11
Large Cap Growth                             AIM Large Cap Growth Fund               8.25            8.19
Mid Cap Value                                AIM Mid Cap Basic Value Fund            5.00            5.07
Sector                                       AIM Multi-Sector Fund                   7.50            7.51
Real Estate                                  AIM Real Estate Fund                    2.50            2.60
Small Cap                                    AIM Small Cap Equity Fund               7.50            7.54
Large Cap Growth                             AIM Structured Growth Fund              8.25            8.24
Large Cap Value                              AIM Structured Value Fund               7.00            6.97
Intermediate Term Taxable Investment Grade   AIM Total Return Bond Fund             10.00            9.44
                                                                                               ---------------
Total Net Assets                                                                               $227.13 million
                                                                                               ===============

The Fund purchases Institutional Class shares of the underlying funds. Institutional Class shares have no sales charge. The Fund's holdings are subject to change and there is no assurance that the Fund will continue to hold any particular fund.

AIM Moderate Growth Allocation Fund

that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.

     We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.

     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

MARKET CONDITIONS AND YOUR FUND

The U.S. economy continued to show clear signs of deceleration in the pace of its expansion by the end of 2006. Growth in real gross domestic product (GDP) slipped to a 2.0% annual rate in the third quarter, down from a 2.6% in the second quarter and from a surprisingly strong 5.6% in the first quarter. The slowdown was mostly attributable to the softening in the housing sector, which makes up about 5% of the total economy. However, the deceleration in homebuilding had not yet noticeably impacted the other sectors of the economy, as consumer spending and business investment remained solid.

     In the equity market, the S&P 500 Index finished the year with a return of 15.78% marking this as one of the larger spans on record in which the market has not experienced a significant correction. In 2006, and in four out of the last five years, small caps have outperformed large caps. Foreign stocks also continued their trend of the past few years by outperforming U.S. domestic stocks by 10.56% for the year (as measured by MSCI EAFE Index vs. S&P 500 Index). In terms of investment styles, value once again outperformed growth, making it the 7th consecutive year of outperformance.

     In 2006, the bond market was characterized by low volatility. While there was more price movement during the first few months, the second half of the year was calmer due to a fairly complacent market. The Lehman Brothers U.S. Aggregate Bond Index delivered a total return of 4.33% in 2006, rebounding from 2005's 2.43%, but still trailed the index's historical average annual return of 8.84% since 1976. The U.S. high yield market continued to perform well due to solid corporate profitability, low defaults and demand for higher yield from investors. The Lehman Brothers High Yield Index finished the year by outperforming its historical average annual return of 10.04%, since 1983, with a return of 11.85% for the year.

     All 13 of the underlying funds contributed positively to Fund performance on an absolute basis for the year. Within the Fund's 80% equity component, AIM International Growth Fund and AIM International Core Equity Fund were the leading contributors, due in part to the strength of the international stock markets. AIM Small Cap Equity Fund also made a healthy contribution to results during the year. AIM International Growth Fund and AIM Small Cap Equity Fund also contributed the most to the Fund's performance on a relative basis when compared with the components of the Fund's custom style-specific index. Conversely, AIM Large Cap Growth Fund, AIM Mid Cap Basic Value Fund and AIM Multi Sector Fund were the largest detractors from relative performance for the year.

     The Fund's 20% fixed income component, consisting of AIM High Yield Fund and AIM Total Return Bond Fund, contributed to absolute performance. AIM Total Return Bond Fund was a positive contributor to performance on a relative basis while AIM High Yield Fund was a relative detractor.

In closing

We remain committed to our asset allocation strategies, and as always, we thank you for your continued investment in AIM Moderate Growth Allocation Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

     See important Fund and index disclosures on the inside front cover.

                                 [WENDLER PHOTO]

Gary Wendler

Director of Product Line Strategy and Investment Services, is manager of AIM Moderate Growth Allocation Fund. He began his career in the investment industry in 1986 and joined AIM in 1995. Mr. Wendler earned a B.B.A in finance from Texas A&M University.

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 8-9

AIM Moderate Growth Allocation Fund

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

Continued from page 3

Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT

Fund data from 04/29/05, index data from 4/30/05

                                                                                                                       LIPPER
                                                                                                                     MIXED-ASSET
               AIM              AIM              AIM              AIM                                     LIPPER       TARGET
         MODERATE GROWTH  MODERATE GROWTH  MODERATE GROWTH  MODERATE GROWTH    S&P    CUSTOM MODERATE    MULTI-CAP   ALLOCATION
         ALLOCATION FUND  ALLOCATION FUND  ALLOCATION FUND  ALLOCATION FUND    500   GROWTH ALLOCATION  CORE FUNDS  GROWTH FUNDS
 DATE    -CLASS A SHARES  -CLASS B SHARES  -CLASS C SHARES  -CLASS R SHARES   INDEX        INDEX           INDEX        INDEX
-------  ---------------  ---------------  ---------------  ---------------  ------  -----------------  ----------  ------------
4/29/05       $  9450          $10000           $10000           $ 10000
   4/05          9450           10000            10000             10000     $10000        $10000        $10000        $10000
   5/05          9769           10338            10328             10338      10318         10250         10409         10211
   6/05          9948           10517            10507             10517      10333         10347         10524         10304
   7/05         10249           10834            10825             10834      10717         10671         10970         10525
   8/05         10276           10844            10835             10854      10619         10688         10920         10547
   9/05         10399           10973            10973             10993      10705         10825         11018         10608
  10/05         10210           10775            10765             10794      10526         10622         10791         10439
  11/05         10548           11123            11113             11141      10924         10929         11206         10678
  12/05         10752           11325            11315             11359      10928         11066         11337         10757
   1/06         11244           11836            11825             11870      11217         11448         11758         11082
   2/06         11206           11786            11776             11830      11248         11465         11711         11014
   3/06         11424           12016            12005             12060      11388         11659         11972         11112
   4/06         11613           12206            12195             12251      11541         11860         12120         11274
   5/06         11225           11786            11785             11840      11209         11537         11700         11073
   6/06         11187           11736            11736             11800      11224         11548         11666         11084
   7/06         11187           11726            11725             11791      11293         11594         11526         11207
   8/06         11395           11946            11935             12011      11561         11865         11799         11415
   9/06         11566           12116            12104             12182      11859         12050         12052         11576
  10/06         11926           12476            12465             12563      12245         12429         12501         11858
  11/06         12200           12765            12756             12853      12478         12704         12797         12081
  12/06         12351           12516            12906             13005      12653         12886         12940         12215

                               SOURCES: A I M MANAGEMENT GROUP INC., LIPPER INC.

AIM Moderate Growth Allocation Fund

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/06, including applicable sales charges

Class A Shares
Inception (4/29/05)   13.44%
   1 Year              8.60

Class B Shares
Inception (4/29/05)   14.35%
   1 Year              9.04

Class C Shares
Inception (4/29/05)   16.46%
   1 Year             13.05

Class R Shares
Inception (4/29/05)   17.00%
   1 Year             14.47

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT

CUMULATIVE TOTAL RETURNS

6 months ended 12/31/06, excluding applicable sales charges

Class A Shares   10.44%
Class B Shares   10.06
Class C Shares    9.97
Class R Shares   10.20

AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR SALE OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

AIM Moderate Growth Allocation Fund

CALCULATING YOUR ONGOING FUND EXPENSES

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

     In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                 HYPOTHETICAL
                                   ACTUAL             (5% ANNUAL RETURN BEFORE EXPENSES)
                        ---------------------------   ----------------------------------
           BEGINING        ENDING        EXPENSES            ENDING        EXPENSES        ANNUALIZED
SHARE   ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING       ACCOUNT VALUE   PAID DURING        EXPENSE
CLASS      (7/1/06)     (12/31/06)(1)    PERIOD(2)         (12/31/06)      PERIOD(2)          RATIO
-----   -------------   -------------   -----------       -------------   -----------      ----------
  A       $1,000.00       $1,104.40        $2.02            $1,023.29        $1.94            0.38%
  B        1,000.00        1,100.60         5.98             1,019.51         5.75            1.13
  C        1,000.00        1,099.70         5.98             1,019.51         5.75            1.13
  R        1,000.00        1,102.00         3.34             1,022.03         3.21            0.63

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Moderate Growth Allocation Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM Growth Series (the "Board") oversees the management of AIM Moderate Growth Allocation Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2006.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms' length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made a recommendation to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendation to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

     Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund's performance, advisory fees, expense limitations and/or fee waivers.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on this review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM is currently providing services in accordance with the terms of the Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM is currently providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of the Fund relative to comparable funds. Not applicable because the Fund not been in operation for a full calendar year.

- The performance of the Fund relative to indices. Not applicable because the Fund not been in operation for a full calendar year.

- Meetings with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. Not applicable because the Fund has not been in operation for a full calendar year.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Fees relative to those of comparable funds with other advisors. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2007 in an amount necessary to limit other expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through June 30, 2007. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Investments in affiliated money market funds. Not applicable because the Fund does not invest in affiliated money market funds.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation.

- Profitability of AIM and its affiliates. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

                                                                     (continued)

AIM Moderate Growth Allocation Fund

- Historical relationship between the Fund and AIM. In determining whether to approve the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to approve the Advisory Agreement, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board's approval of the continuance of the Advisory Agreement for the Fund.

Supplement to Annual Report dated 12/31/06

AIM MODERATE GROWTH ALLOCATION FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 12/31/06

Inception (4/29/05)   17.63%
   1 Year             15.17
   6 Months*          10.50

*    Cumulative total return that has not been annualized

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE (NAV). PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES PRIMARILY DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

     PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NAV. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE THE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246 OR VISIT AIMINVESTMENTS.COM.

NASDAQ SYMBOL   AIMGX

Over for information on your Fund's expenses.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMINVESTMENTS.COM   MGAL-INS-1   A I M Distributors, Inc.

                                                         [AIM INVESTMENTS LOGO]
                                                        --REGISTERED TRADEMARK--

Information about your Fund's expenses

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

     In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                         HYPOTHETICAL
                                           ACTUAL             (5% ANNUAL RETURN BEFORE EXPENSES)
                                ---------------------------   ----------------------------------
                   BEGINING        ENDING        EXPENSES            ENDING        EXPENSES        ANNUALIZED
SHARE           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING       ACCOUNT VALUE   PAID DURING        EXPENSE
CLASS              (7/1/06)     (12/31/06)(1)    PERIOD(2)         (12/31/06)      PERIOD(2)          RATIO
-----           -------------   -------------   -----------       -------------   -----------      ----------
Institutional     $1,000.00       $1,105.00        $0.64            $1,024.60        $0.61            0.12%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIMINVESTMENTS.COM   MGAL-INS-1   A I M Distributors, Inc.

AIM Moderate Growth Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2006

                                                               CHANGE IN
                                                               UNREALIZED
                    VALUE       PURCHASES       PROCEEDS      APPRECIATION     REALIZED      DIVIDEND      SHARES        VALUE
                  12/31/05       AT COST       FROM SALES    (DEPRECIATION)   GAIN (LOSS)     INCOME      12/31/06      12/31/06
----------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF
  INVESTMENTS
  IN AFFILIATED
  ISSUERS-100.00%(A)

AIM Dynamics
  Fund-
  Institutional
 Class-5.10%(b)  $3,152,624    $  7,523,143   $   (171,186)   $ 1,048,603     $   31,217    $       --     531,395    $ 11,584,401
----------------------------------------------------------------------------------------------------------------------------------
AIM High Yield
  Fund-
  Institutional
  Class-9.79%     6,083,285      15,787,874       (269,669)       626,067            709     1,041,801   4,928,662      22,228,266
----------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Core Equity
  Fund-
  Institutional
  Class-11.03%    7,074,875      17,109,845     (1,459,331)     2,093,994        904,430       472,420   1,724,281      25,053,803
----------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Growth Fund-
  Institutional
  Class-11.41%    7,228,982      16,288,171     (1,407,397)     3,498,377        385,816       244,962     860,782      25,918,155
----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Basic Value-
  Institutional
  Class-7.11%     8,831,423      17,969,621    (11,299,668)        50,517      1,343,185       142,736   1,037,952      16,140,151
----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Growth Fund-
  Institutional
 Class-8.19%(b)  10,420,973      20,580,987    (13,308,901)       525,532        381,238            --   1,593,816      18,599,829
----------------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap
  Basic Value
  Fund-
  Institutional
  Class-5.07%     3,171,235       8,926,429       (105,048)      (486,825)     1,321,787            --     818,101      11,518,867
----------------------------------------------------------------------------------------------------------------------------------
AIM
  Multi-Sector
  Fund-
  Institutional
  Class-7.51%     4,739,473      11,355,552       (158,206)     1,083,792        159,877       161,182     617,393      17,046,219
----------------------------------------------------------------------------------------------------------------------------------
AIM Real Estate
  Fund-
  Institutional
  Class-2.60%     1,587,605       4,293,499       (435,377)       399,141        575,198       148,031     175,597       5,903,555
----------------------------------------------------------------------------------------------------------------------------------
AIM Small Cap
  Equity Fund-
  Institutional
  Class-7.54%     4,701,055      13,776,558       (446,382)      (931,247)     2,200,344       261,788   1,380,287      17,129,363
----------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Growth Fund-
  Institutional
  Class-8.24%            --      17,433,533        (76,583)     1,365,083         11,404        60,082   1,727,310      18,724,039
----------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Value Fund-
  Institutional
  Class-6.97%            --      14,838,853        (64,206)     1,066,575          8,603        97,992   1,399,479      15,842,099
----------------------------------------------------------------------------------------------------------------------------------
AIM Total
  Return Bond
  Fund-
  Institutional
  Class-9.44%     6,062,827      15,571,040       (206,884)        13,142         (4,612)      724,789   2,079,099      21,435,513
==================================================================================================================================
TOTAL
  INVESTMENTS
  IN AFFILIATED
  UNDERLYING
  FUNDS-100.00%
  (Cost
  $215,037,542)  63,054,357     181,455,105    (29,408,838)    10,352,751      7,319,196(c)  3,355,783                 227,124,260
==================================================================================================================================
OTHER ASSETS
  LESS
  LIABILITIES-0.00%                                                                                                          2,585
==================================================================================================================================
NET
 ASSETS-100.00%                                                                                                       $227,126,845
__________________________________________________________________________________________________________________________________
==================================================================================================================================

Notes to Schedule of Investments:

(a) The mutual funds and the Fund are affiliated by having the same investment advisor.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c) Includes $5,648,311 of capital gains distributed from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an intergal part of the financial statements.

AIM Moderate Growth Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments in affiliated underlying funds,
  at value
  (cost $215,037,542)                          $227,124,260
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  984,278
-----------------------------------------------------------
  Fund expenses absorbed                              7,239
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                4,654
-----------------------------------------------------------
Other assets                                         28,722
===========================================================
     Total assets                               228,149,153
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                             672,956
-----------------------------------------------------------
  Fund shares reacquired                            128,310
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                 6,369
-----------------------------------------------------------
Accrued distribution fees                           106,017
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            3,831
-----------------------------------------------------------
Accrued transfer agent fees                          58,069
-----------------------------------------------------------
Accrued operating expenses                           46,756
===========================================================
     Total liabilities                            1,022,308
===========================================================
Net assets applicable to shares outstanding    $227,126,845
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $209,420,111
-----------------------------------------------------------
Undistributed net investment income                  55,548
-----------------------------------------------------------
Undistributed net realized gain from
  affiliated underlying fund shares               5,564,468
-----------------------------------------------------------
Unrealized appreciation of affiliated
  underlying fund shares                         12,086,718
===========================================================
                                               $227,126,845
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $130,088,162
___________________________________________________________
===========================================================
Class B                                        $ 52,328,524
___________________________________________________________
===========================================================
Class C                                        $ 42,266,291
___________________________________________________________
===========================================================
Class R                                        $  2,378,232
___________________________________________________________
===========================================================
Institutional Class                            $     65,636
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          10,213,456
___________________________________________________________
===========================================================
Class B                                           4,130,893
___________________________________________________________
===========================================================
Class C                                           3,339,105
___________________________________________________________
===========================================================
Class R                                             187,278
___________________________________________________________
===========================================================
Institutional Class                                   5,144
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.74
-----------------------------------------------------------
  Offering price per share
     (Net asset value of $12.74 divided by
       94.50%)                                 $      13.48
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      12.67
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      12.66
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $      12.70
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $      12.76
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Moderate Growth Allocation Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends from affiliated underlying funds                    $ 3,355,783
-------------------------------------------------------------------------
Other income                                                          128
=========================================================================
    Total investment income                                     3,355,911
=========================================================================

EXPENSES:

Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                      8,212
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         199,816
-------------------------------------------------------------------------
  Class B                                                         353,514
-------------------------------------------------------------------------
  Class C                                                         264,057
-------------------------------------------------------------------------
  Class R                                                           6,656
-------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              321,478
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                   16
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          18,435
-------------------------------------------------------------------------
Registration and filing fees                                      156,642
-------------------------------------------------------------------------
Other                                                              96,043
=========================================================================
    Total expenses                                              1,474,869
=========================================================================
Less: Expenses reimbursed and expense offset arrangements        (477,517)
=========================================================================
    Net expenses                                                  997,352
=========================================================================
Net investment income                                           2,358,559
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain on sales of affiliated underlying fund
  shares                                                        1,670,885
-------------------------------------------------------------------------
Net realized gain from distributions of affiliated
  underlying fund shares                                        5,648,311
=========================================================================
  Net realized gain from affiliated underlying fund shares      7,319,196
=========================================================================
Change in net unrealized appreciation of affiliated
  underlying fund shares                                       10,352,751
=========================================================================
  Net gain from affiliated underlying funds                    17,671,947
=========================================================================
Net increase in net assets resulting from operations          $20,030,506
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Moderate Growth Allocation Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006           2005
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income from affiliated underlying funds      $  2,358,559    $   404,785
-----------------------------------------------------------------------------------------
  Net realized gain and capital gain distributions from
    affiliated underlying fund shares                            7,319,196        677,271
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of affiliated
    underlying fund shares                                      10,352,751      1,733,967
=========================================================================================
    Net increase in net assets resulting from operations        20,030,506      2,816,023
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (1,570,301)      (261,823)
-----------------------------------------------------------------------------------------
  Class B                                                         (391,583)      (103,794)
-----------------------------------------------------------------------------------------
  Class C                                                         (313,094)       (71,818)
-----------------------------------------------------------------------------------------
  Class R                                                          (24,479)        (2,292)
-----------------------------------------------------------------------------------------
  Institutional Class                                                 (910)          (509)
=========================================================================================
    Total distributions from net investment income              (2,300,367)      (440,236)
=========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (1,380,844)        (3,304)
-----------------------------------------------------------------------------------------
  Class B                                                         (567,537)        (1,720)
-----------------------------------------------------------------------------------------
  Class C                                                         (453,684)        (1,190)
-----------------------------------------------------------------------------------------
  Class R                                                          (24,752)           (32)
-----------------------------------------------------------------------------------------
  Institutional Class                                                 (710)            (6)
=========================================================================================
    Total distributions from net realized gains                 (2,427,527)        (6,252)
=========================================================================================
    Decrease in net assets resulting from distributions         (4,727,894)      (446,488)
=========================================================================================
Share transactions-net:
  Class A                                                       87,842,706     32,407,166
-----------------------------------------------------------------------------------------
  Class B                                                       31,284,150     16,508,008
-----------------------------------------------------------------------------------------
  Class C                                                       27,864,794     11,278,341
-----------------------------------------------------------------------------------------
  Class R                                                        1,848,525        368,862
-----------------------------------------------------------------------------------------
  Institutional Class                                                1,621         50,525
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                              148,841,796     60,612,902
=========================================================================================
    Net increase in net assets                                 164,144,408     62,982,437
=========================================================================================

NET ASSETS:

  Beginning of year                                             62,982,437             --
=========================================================================================
  End of year (including undistributed net investment income
    of $55,548 and $(864), respectively)                      $227,126,845    $62,982,437
_________________________________________________________________________________________
=========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Moderate Growth Allocation Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Moderate Growth Allocation Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market. The Fund is a "fund of funds", in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized

AIM Moderate Growth Allocation Fund

     gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The results of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds.

    AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.12% of average daily net assets, respectively, through at least June 30, 2007. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the numbers reflected above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes;
(iv) dividend expense on short sales; (v) extraordinary items; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    For the year ended December 31, 2006, AIM reimbursed class level expenses of $156,023 and reimbursed class level expenses of $175,778, $77,746, $58,073, $2,928 and $16 for Class A, Class B, Class C, Class R and Institutional shares, respectively.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of

AIM Moderate Growth Allocation Fund

the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2006, ADI advised the Fund that it retained $276,649 in front-end sales commissions from the sale of Class A shares and $2,861, $19,492, $6,631 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2006, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $6,953.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $4,165 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:

                                                                 2006         2005
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $2,922,663    $446,488
------------------------------------------------------------------------------------
  Long-term capital gain                                       1,805,232          --
====================================================================================
    Total distributions                                       $4,727,895    $446,488
____________________________________________________________________________________
====================================================================================

AIM Moderate Growth Allocation Fund


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $     61,223
----------------------------------------------------------------------------
Undistributed long-term gain                                       5,646,931
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                        12,004,255
----------------------------------------------------------------------------
Temporary book/tax differences                                        (5,675)
----------------------------------------------------------------------------
Shares of beneficial interest                                    209,420,111
============================================================================
  Total net assets                                              $227,126,845
____________________________________________________________________________
============================================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2006.

NOTE 7--INVESTMENT SECURITIES

    The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $181,455,105 and $29,408,838, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $13,528,488
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,524,233)
===============================================================================
Net unrealized appreciation of investment securities               $12,004,255
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $215,120,005.


NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2006, undistributed net investment income was decreased by $1,780 and undistributed net realized gain was increased by $1,780. This reclassification had no effect on the net assets of the Fund.

AIM Moderate Growth Allocation Fund

NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                                                 APRIL 29, 2005
                                                                                                (DATE OPERATIONS
                                                                      YEAR ENDED                 COMMENCED) TO
                                                                 DECEMBER 31, 2006(A)          DECEMBER 31, 2005
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      7,860,002    $ 95,196,771    2,973,587    $32,489,761
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,022,022      36,196,627    1,584,860     17,209,780
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,723,949      32,790,090    1,046,664     11,453,638
--------------------------------------------------------------------------------------------------------------------
  Class R                                                        159,518       1,916,225       35,259        387,568
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  2              25        4,971         50,010
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        224,927       2,863,322       22,292        252,565
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         73,502         930,535        8,849        100,003
--------------------------------------------------------------------------------------------------------------------
  Class C                                                         57,989         733,383        6,018         67,940
--------------------------------------------------------------------------------------------------------------------
  Class R                                                          3,881          49,231          206          2,323
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                127           1,620           46            515
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        184,803       2,236,055       35,446        394,165
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (185,940)     (2,236,055)     (35,568)      (394,165)
====================================================================================================================
Reacquired:
  Class A                                                     (1,021,982)    (12,453,442)     (65,619)      (729,325)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (299,773)     (3,606,957)     (37,059)      (407,610)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (473,172)     (5,658,679)     (22,343)      (243,237)
--------------------------------------------------------------------------------------------------------------------
  Class R                                                         (9,678)       (116,931)      (1,908)       (21,029)
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 (2)            (24)          --             --
====================================================================================================================
                                                              12,320,175    $148,841,796    5,555,701    $60,612,902
____________________________________________________________________________________________________________________
====================================================================================================================

(a) There is one entity that is record owner of more than 5% of the outstanding shares of the Fund and it owns 10% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.

NOTE 10--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM Moderate Growth Allocation Fund


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                                                              -----------------------------------
                                                                                  APRIL 29, 2005
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2006                 2005
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  11.35             $ 10.06
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                          0.24                0.20
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            1.45                1.19
=================================================================================================
    Total from investment operations                                1.69                1.39
=================================================================================================
Less distributions:
  Dividends from net investment income                             (0.16)              (0.10)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.14)              (0.00)
=================================================================================================
    Total distributions                                            (0.30)              (0.10)
=================================================================================================
Net asset value, end of period                                  $  12.74             $ 11.35
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    14.92%              13.78%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $130,088             $33,667
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    0.38%(c)            0.37%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 0.71%(c)            1.16%(d)
=================================================================================================
Estimated acquired fund fees from underlying funds(e)               0.82%               0.78%
=================================================================================================
Ratio of net investment income to average net assets                1.97%(c)            2.65%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(f)                                            21%                  1%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $79,926,492.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Moderate Growth Allocation Fund

                                                                            CLASS B
                                                              -----------------------------------
                                                                                  APRIL 29, 2005
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2006                 2005
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 11.32              $ 10.06
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.15                 0.14
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.44                 1.19
=================================================================================================
    Total from investment operations                               1.59                 1.33
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.10)               (0.07)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.14)               (0.00)
=================================================================================================
    Total distributions                                           (0.24)               (0.07)
=================================================================================================
Net asset value, end of period                                  $ 12.67              $ 11.32
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   14.04%               13.26%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $52,329              $17,221
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.13%(c)             1.12%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.46%(c)             1.91%(d)
=================================================================================================
Estimated acquired fund fees from underlying funds(e)              0.82%                0.78%
=================================================================================================
Ratio of net investment income to average net assets               1.22%(c)             1.90%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(f)                                           21%                   1%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $35,351,451.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Moderate Growth Allocation Fund

                                                                            CLASS C
                                                              -----------------------------------
                                                                                  APRIL 29, 2005
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2006                 2005
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 11.31              $ 10.06
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.15                 0.14
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.44                 1.18
=================================================================================================
    Total from investment operations                               1.59                 1.32
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.10)               (0.07)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.14)               (0.00)
=================================================================================================
    Total distributions                                           (0.24)               (0.07)
=================================================================================================
Net asset value, end of period                                  $ 12.66              $ 11.31
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   14.05%               13.16%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $42,266              $11,656
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.13%(c)             1.12%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.46%(c)             1.91%(d)
=================================================================================================
Estimated acquired fund fees from underlying funds(e)              0.82%                0.78%
=================================================================================================
Ratio of net investment income to average net assets               1.22%(c)             1.90%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(f)                                           21%                   1%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $26,405,688.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Moderate Growth Allocation Fund

                                                                            CLASS R
                                                              -----------------------------------
                                                                                  APRIL 29, 2005
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2006                 2005
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.34               $10.06
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.21                 0.18
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.43                 1.19
=================================================================================================
    Total from investment operations                               1.64                 1.37
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.14)               (0.09)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.14)               (0.00)
=================================================================================================
    Total distributions                                           (0.28)               (0.09)
=================================================================================================
Net asset value, end of period                                   $12.70               $11.34
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   14.47%               13.61%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $2,378               $  380
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.63%(c)             0.62%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                0.96%(c)             1.41%(d)
=================================================================================================
Estimated acquired fund fees from underlying funds(e)              0.82%                0.78%
=================================================================================================
Ratio of net investment income to average net assets               1.72%(c)             2.40%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(f)                                           21%                   1%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,331,211.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Moderate Growth Allocation Fund

                                                                      INSTITUTIONAL CLASS
                                                              -----------------------------------
                                                                                  APRIL 29, 2005
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2006                 2005
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.36               $10.06
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.27                 0.21
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.45                 1.19
=================================================================================================
    Total from investment operations                               1.72                 1.40
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.18)               (0.10)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.14)               (0.00)
=================================================================================================
    Total distributions                                           (0.32)               (0.10)
=================================================================================================
Net asset value, end of period                                   $12.76               $11.36
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   15.17%               13.95%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   66               $   57
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.12%(c)             0.12%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                0.26%(c)             0.69%(d)
=================================================================================================
Estimated acquired fund fees from underlying funds(e)              0.82%                0.78%
=================================================================================================
Ratio of net investment income to average net assets               2.22%(c)             2.90%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(f)                                           21%                   1%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $60,789.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

AIM Moderate Growth Allocation Fund

PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Moderate Growth Allocation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM Moderate Growth Allocation Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Moderate Growth Allocation Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period April 29, 2005 (date operations commenced) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2007
Houston, Texas

AIM Moderate Growth Allocation Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

      FEDERAL AND STATE INCOME TAX

       Long-Term Capital Gain Dividends           $1,805,232
       Qualified Dividend Income*                      35.00%
       Corporate Dividends Received Deduction*         13.83%
       U.S. Treasury Obligations*                       2.14%

     * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

      NON-RESIDENT ALIEN SHAREHOLDERS

       Qualified Short-Term Gains                 $  620,515
       Qualified Interest Income**                     38.14%

     ** The above percentage is based on income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were 47.58%, 48.27%, 46.08%, and 46.69%, respectively.

AIM Moderate Growth Allocation Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 110 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, AMVESCAP PLC (parent of AIM
                                             and a global investment management
                                             firm); Chairman, A I M Advisors, Inc.
                                             (registered investment advisor); and
                                             Director, Chairman, Chief Executive
                                             Officer and President, AVZ Inc. (holding
                                             company); INVESCO North American
                                             Holdings, Inc. (holding company);
                                             Chairman and President, AMVESCAP Group
                                             Services, Inc. (service provider);
                                             Trustee, The AIM Family of Funds(R);
                                             Chairman, Investment Company Institute;
                                             and Member of Executive Board, SMU Cox
                                             School of Business

                                             Formerly: President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(2) -- 1946     1988       Director and Chairman, A I M Management   None
  Trustee and Vice Chair                     Group Inc. (financial services holding
                                             company); Director and Vice Chairman,
                                             AMVESCAP PLC; Chairman, AMVESCAP
                                             PLC -- AIM Division (parent of AIM and a
                                             global investment management firm) and
                                             Trustee and Vice Chair of The AIM Family
                                             of Funds--Registered Trademark--

                                             Formerly: President and Chief Executive
                                             Officer, A I M Management Group Inc.;
                                             Director, Chairman and President, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered
                                             investment advisor), A I M Distributors,
                                             Inc. (registered broker dealer), AIM
                                             Investment Services, Inc., (registered
                                             transfer agent), and Fund Management
                                             Company (registered broker dealer);
                                             Chief Executive Officer, AMVESCAP
                                             PLC -- Managed Products; and President
                                             and Principal Executive Officer of The
                                             AIM Family of Funds--Registered
                                             Trademark--
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(3) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, A I M Management Group Inc.,
  Principal                                  AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                          broker dealer), AIM Funds Management
                                             Inc. (registered investment advisor) and
                                             1371 Preferred Inc. (holding company);
                                             Director and President, A I M Advisors,
                                             Inc., INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Capital Management, Inc. and A I M
                                             Distributors, Inc.; Director and
                                             Chairman, AIM Investment Services, Inc.,
                                             Fund Management Company and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, AVZ Callco Inc. (holding
                                             company); AMVESCAP Inc. (holding
                                             company) and AIM Canada Holdings Inc.
                                             (holding company); Director and Chief
                                             Executive Officer, AIM Trimark Corporate
                                             Class Inc. (formerly AIM Trimark Global
                                             Fund Inc.) (corporate mutual fund
                                             company) and AIM Trimark Canada Fund
                                             Inc. (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             Powershares Capital Management LLC

                                             Formerly: President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; Executive Vice
                                             President and Chief Operations Officer,
                                             AIM Funds Management Inc.; President,
                                             AIM Trimark Global Fund Inc. and AIM
                                             Trimark Canada Fund Inc.; and Director,
                                             Trimark Trust (federally regulated
                                             Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1985       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company (2 portfolios))
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Cortland Trust, Inc.
                                             (Chairman) (registered investment
                                             company (3 portfolios)); Annuity and
                                             Life Re (Holdings), Ltd. (insurance
                                             company); CompuDyne Corporation
                                             (provider of products and services to
                                             the public security market); and
                                             Homeowners of America Holding
                                             Corporation (property casualty company)

                                             Formerly: Director, President and Chief
                                             Executive Officer, Volvo Group North
                                             America, Inc.; Senior Vice President, AB
                                             Volvo; and Director of various
                                             affiliated Volvo companies; and
                                             Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff, and Discovery Global
  Trustee                                    Century Group, Inc. (government affairs   Education Fund
                                             company); and Owner, Dos Angelos Ranch,   (non-profit)
                                             L.P.
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Cortland Trust, Inc. (registered
  Trustee                                    Naftalis and Frankel LLP                  investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1977       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   Director, Mainstay VP Series
  Trustee                                    Formerly: Partner, Deloitte & Touche      Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(3) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Moderate Growth Allocation Fund

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc. and A I M
                                             Advisors, Inc.; Director, Vice President
                                             and Secretary, INVESCO Distributors,
                                             Inc.; Vice President and Secretary,
                                             A I M Capital Management, Inc., AIM
                                             Investment Services, Inc., and Fund
                                             Management Company; Senior Vice
                                             President and Secretary, A I M
                                             Distributors, Inc.; Director and Vice
                                             President, INVESCO Funds Group Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, Powershares Capital Management
                                             LLC

                                             Formerly: Chief Operating Officer,
                                             Senior Vice President, General Counsel,
                                             and Secretary, Liberty Ridge Capital,
                                             Inc. (an investment adviser); Vice
                                             President and Secretary, PBHG Funds (an
                                             investment company); Vice President and
                                             Secretary, PBHG Insurance Series Fund
                                             (an investment company); General Counsel
                                             and Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, AMVESCAP      N/A
  Vice President                             PLC; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, AMVESCAP PLC; Director, INVESCO
                                             Funds Group, Inc.; and Vice President of
                                             The AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Director, Vice President and    N/A
                                             General Counsel, Fund Management
                                             Company; Director, Senior Vice
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Director and Vice
                                             President, INVESCO Distributors, Inc.;
                                             Senior Vice President, A I M
                                             Distributors, Inc.; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Chief
                                             Executive Officer and President, INVESCO
                                             Funds Group, Inc.; and Senior Vice
                                             President, and General Counsel, Liberty
                                             Financial Companies, Inc. and Senior
                                             Vice President and General Counsel
                                             Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                  Advisors, Inc.; and Vice President,
  Financial Officer and                      Treasurer and Principal Officer of The
  Treasurer                                  AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Senior Vice President, AIM
                                             Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Director of Cash Management, Managing     N/A
  Vice President                             Director and Chief Cash Management
                                             Officer, A I M Capital Management, Inc;
                                             Director and President, Fund Management
                                             Company; and Vice President, A I M
                                             Advisors, Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); and
                                             President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust Only)
                                             Formerly: Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc., Fund Management
                                             Company and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc.; Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; Vice President and Chief
                                             Compliance Officer, A I M Capital
                                             Management, Inc.; and Vice President,
                                             A I M Distributors, Inc., AIM Investment
                                             Services, Inc. and Fund Management
                                             Company

                                             Formerly: Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; Chief Compliance Officer
                                             and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management; and
                                             Chief Compliance Officer, Chief
                                             Operating Officer and Deputy General
                                             Counsel, American General Investment
                                             Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

                                   [EDELIVERY
                                  GO PAPERLESS
                          AIMINVESTMENTS.COM/EDELIVERY
                                    GRAPHIC]

REGISTER FOR EDELIVERY

eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?

Register for eDelivery to:

-    save your Fund the cost of printing and postage.

-    reduce the amount of paper you receive.

-    gain access to your documents faster by not waiting for the mail.

-    view your documents online anytime at your convenience.

-    save the documents to your personal computer or print them out for your
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HOW DO I SIGN UP?

It's easy. Just follow these simple steps:

1.   Log in to your account.

2.   Click on the "Service Center" tab.

3.   Select "Register for eDelivery" and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.

If used after April 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $463 billion in assets under management as of December 31, 2006.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

AIMinvestments.com                  MGAL-AR-1           A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            --REGISTERED TRADEMARK--

         Exchange-                            College   Separately
Mutual     Traded    Retirement               Savings     Managed    Offshore      Cash
 Funds     Funds      Products    Annuities    Plans     Accounts    Products   Management
------   ---------   ----------   ---------   -------   ----------   --------   ----------


                                                         [AIM INVESTMENTS LOGO]
                                                        --REGISTERED TRADEMARK--

                                 AIM MODERATELY
                                  CONSERVATIVE
                                 ALLOCATION FUND

                Annual Report to Shareholders - December 31, 2006

Aim Allocation Solutions

Table of Contents

Supplemental Information ................................................      2
Letters to Shareholders .................................................      4
Performance Summary .....................................................      6
Management Discussion ...................................................      6
Long-term Fund Performance ..............................................      8
Fund Expenses ...........................................................     10
Approval of Advisory Agreement ..........................................     11
Schedule of Investments .................................................    F-1
Financial Statements ....................................................    F-2
Notes to Financial Statements ...........................................    F-5
Financial Highlights ....................................................   F-10
Auditor's Report ........................................................   F-16
Tax Disclosures .........................................................   F-17
Trustees and Officers ...................................................   F-18

                               [COVER GLOBE IMAGE]

[AIM INVESTMENT SOLUTIONS]

[GRAPHIC]                         [GRAPHIC]                           [GRAPHIC]

[DOMESTIC                      [INTERNATIONAL/                         [SECTOR
 EQUITY]                        GLOBAL EQUITY]                         EQUITY]

[GRAPHIC]                         [GRAPHIC]                           [GRAPHIC]

  [FIXED                         [ALLOCATION                        [DIVERSIFIED
 INCOME]                          SOLUTIONS]                         PORTFOLIOS]

                             [AIM INVESTMENTS LOGO]
                            - REGISTERED TRADEMARK -

AIM Moderately Conservative Allocation Fund

AIM MODERATELY CONSERVATIVE ALLOCATION FUND SEEKS TOTAL RETURN CONSISTENT WITH A LOWER LEVER OF RISK RELATIVE TO THE BROAD STOCK MARKET.

- Unless otherwise stated, information presented in this report is as of December 31, 2006, and is based on total net assets.

About share classes

- Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans, except for plans that have existing accounts invested in Class B shares.

- Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the Fund

- The Fund is a "fund of funds," which means that it invests its assets in other underlying mutual funds advised by A I M Advisors, Inc.

- The advisor may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds at its discretion.

- Investors will bear not just their share of the Fund's operational expenses but also, indirectly, the operating expenses of the underlying funds.

- The advisor has the ability to select and substitute the underlying funds in which the Fund invests, and may be subject to potential conflicts of interest in selecting underlying funds because it may receive higher fees from certain underlying funds than others. However, as a fiduciary of the Fund, the advisor is required to act in the Fund's best interest when selecting the underlying funds.

- There is risk that the advisor's evaluations and assumptions regarding the Funds' broad asset classes or the underlying funds in which the Fund invests may be incorrect based on actual market conditions. There is a risk that the Fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investments from the underlying funds at a time that is unfavorable to the Fund.

Principal risks of investing in the underlying funds

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

- Some of the underlying funds may invest in smaller companies. This involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

- The underlying funds may invest in lower quality debt securities, commonly known as "junk bonds." Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

- Certain of the underlying funds may invest in mortgage and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from borrowers may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid.

- Investing in emerging markets involves greater risks than investing in more established markets. Risks for emerging markets include risks relating to the relatively smaller size and lesser liquidity of these markets, high inflation rates, adverse political developments and lack of timely information.

- Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- The underlying funds may invest in obligations and instrumentalities of the U.S. government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of the issuer might not be able to recover its investment from the government.

- The underlying funds may use enhanced investment techniques such as leveraging and derivatives. Leveraging entails special risks such as magnifying changes in the value of the portfolio's securities. Derivatives are subject to counter party risk-the risk that the other party will not complete the transaction with the fund.

- Certain of the underlying funds may engage in active and frequent trading of securities to achieve their investment objectives. This may cause them to incur increased costs, which may lower the actual return of the underlying funds. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.

- The value of convertible securities in which an underlying fund may invest may be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted.

Continued on page 3

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FUND NASDAQ SYMBOLS

Class A Shares   CAAMX
Class B Shares   CMBAX
Class C Shares   CACMX
Class R Shares   CMARX

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

Certain of the underlying funds may participate in the initial public offering
(IPO) market in some market cycles. If the underlying funds have a smaller asset base, any investment an underlying fund may make in IPOs may significantly affect the Fund's total return.

- The underlying funds may invest in high-coupon U.S. government agency mortgage-backed securities. These provide a higher coupon at the time of purchase than current prevailing market interest rates. The funds may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and the income from such securities will decrease.

- If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement.

- The prices of and the income generated by securities held by the underlying funds may decline in response to certain events, including some directly involving the companies whose securities are owned by the underlying funds. These factors include general economic and market conditions, regional or global economic instability and currency and interest rate fluctuations.

- The underlying funds may invest a portion of their assets in debt securities such as notes and bonds. The value of debt securities and the income they generate may be affected by changing interest rates and by changes in effective maturities and credit ratings of the securities.

- Some underlying funds may invest in "value" stocks which can continue to be inexpensive for long periods of time and may not ever realize their full value.

- Some underlying funds may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

- There is no guarantee that the investment techniques and risk analyses used by the underlying fund's portfolio managers will produce the desired results.

- Some of the underlying funds may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.

- Some underlying funds may invest in "growth" stocks which may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential.

- Some of the underlying funds may be non-diversified which can cause the value of the fund's shares to vary more widely than if the fund invested more broadly.

About indexes used in this report

- The unmanaged STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

- The Custom MODERATELY CONSERVATIVE ALLOCATION INDEX used in this report is composed of 32.5% Russell 3000 Index, 7.5% MSCI EAFE Index, 40% Lehman Brothers U. S. Aggregate Bond Index, 15% Lehman Brothers 1-3 Year Government/Credit Index, and 5% Lehman Brothers High Yield Index.

- The unmanaged RUSSELL 3000 --REGISTERED TRADEMARK-- INDEX is an index of common stocks that measures performance of the largest 3,000 U.S. companies based on market capitalization. The Russell 3000 Index is a trademark/service mark of the Frank Russell Company. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Company.

- The unmanaged MSCI EUROPE, AUSTRALASIA AND THE FAR EAST INDEX (the MSCI EAFE --REGISTERED TRADEMARK--) is a group of foreign securities tracked by Morgan Stanley Capital International.

- The unmanaged LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers.

- The unmanaged LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CREDIT INDEX, which represents the performance of short-term government and investment-grade corporate debt securities, is compiled by Lehman Brothers.

- The unmanaged LEHMAN BROTHERS HIGH YIELD INDEX, which represents the performance of high-yield debt securities, is compiled by Lehman Brothers. Lehman Brothers is a global investment bank.

- The unmanaged LIPPER MIXED-ASSET TARGET ALLOCATION CONSERVATIVE FUNDS INDEX is an equally weighted representation of the 10 largest conservative funds that by portfolio practice maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent mutual fund performance monitor.

- The unmanaged LIPPER INCOME FUNDS INDEX represents an average of the 30 largest income funds tracked by Lipper Inc., an independent mutual fund performance monitor.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

- The returns shown in the management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-

Continued on page 8

AIM Moderately Conservative Allocation Fund

                                 [TAYLOR PHOTO]

                                  Philip Taylor

Dear Shareholders of The AIM Family of Funds --REGISTERED TRADEMARK-- :

I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the year ended December 31, 2006, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

     In the United States and around the globe, most major stock market indexes rose in 2006. U.S. stocks benefited from continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve, among other factors. Global markets also enjoyed a good year, while all major fixed-income indexes produced positive annual returns.

     As I write this letter, the consensus outlook for the economy remains positive. But we all know that markets are unpredictable and subject to sudden changes based on geopolitical or economic developments. At AIM Investments --REGISTERED TRADEMARK--, we believe investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments offers a broad product line that gives your financial advisor options to build a portfolio that's right for you regardless of market conditions. Our product line includes a comprehensive range of mutual funds, including domestic, global and international equity funds; taxable and tax-exempt fixed-income funds; and a variety of allocation portfolios--with risk and return characteristics to match your needs. We maintain this extensive set of product solutions because we believe in the value of diversified investment portfolios.

     To provide you even more investment options, we recently launched AIM Independence Funds, six new target maturity funds that combine AIM retail mutual funds and PowerShares --REGISTERED TRADEMARK-- exchange-traded funds (ETFs) as underlying investment options. ETFs are relatively low cost and potentially tax-efficient funds that trade like individual stocks. These AIM Independence Funds are intended to provide broad diversification and risk/reward levels that change as your target retirement date nears. Your financial advisor can provide you with more information about the new AIM Independence Funds.

     At AIM Investments, we believe in the value of working with a trusted financial advisor. Your financial advisor can help you build a diversified investment portfolio, making periodic adjustments as market conditions and your investment goals change. While there are no guarantees with any investment program, a long-term plan matched to your financial goals, risk tolerance and time horizon offers the potential to keep you and your investments on track--and your financial advisor can provide you with valuable information and advice.

     I also invite you to visit us on the Internet at AIMinvestments.com. Our Web site allows you to access your account information, review fund performance, learn more about your fund's investment strategies and obtain general investing information--whenever it's convenient for you.

OUR COMMITMENT TO YOU

While we're committed to maintaining a comprehensive, easy-to-navigate Web site, we're even more committed to providing excellent customer service. Our highly trained, courteous client services representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

     All of us at AIM Investments are committed to helping you achieve your financial goals. We work every day to earn your trust, and are grateful for the confidence you've placed in us.

Sincerely,


/S/ PHILIP TAYLOR
-------------------------------------
Philip Taylor
President - AIM Funds
CEO, AIM Investments

February 9, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Moderately Conservative Allocation Fund

                                [CROCKETT PHOTO]

                                Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

     The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the equity and fixed-income AIM Funds improved to 15.08% for the one-year period ended December 31, 2006, as compared to 9.13% for the one-year period ended December 31, 2005, and 11.20% for the one-year period ended December 31, 2004.(1) The asset-weighted absolute performance for the AIM money market funds was 4.84% for the one-year period ended December 31, 2006, as compared to 3.04% for the one-year period ended December 31, 2005, and 1.23% for the one-year period ended December 31, 2004.(2)

     In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds' performance, attract new assets and reduce costs. The asset class subcommittees of your Board's Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

     On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I'll report more on these steps once they're completed.

     Another major Board initiative for early 2007 is the revision of the AIM Funds' proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

     While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar Inc. is a leading provider of independent mutual fund investment research) included a review of AIM's progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I'm looking forward to a return visit to Morningstar this year to review AIM Funds' performance and governance ratings.

     Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

     I'd like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,


/S/ BRUCE L. CROCKETT
-------------------------------------
Bruce L. Crockett
Independent Chair
AIM Funds Board

February 9, 2007

(1) Past performance is no guarantee of future results. The asset-weighted absolute performance for the equity and fixed-income AIM Funds is derived by taking the one-year cumulative total return for each share class of each AIM Fund in existence as of December 31, 2006, (excluding money market funds) and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

(2) Past performance is no guarantee of future results. The asset-weighted absolute performance for the AIM money market funds is derived by taking the one-year cumulative total return for each share class of each AIM money market fund in existence as of December 31, 2006, and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

AIM Moderately Conservative Allocation Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY

For the year ended December 31, 2006, AIM Moderately Conservative Allocation Fund produced positive performance at net asset value.

     In this market environment, equity markets had very solid returns compared with fixed income markets, which had positive but substantially lower returns. The Fund underperformed the broad-based S&P 500 Index due to the Fund's 60% allocation to fixed income. Additionally, the Fund underperformed the Custom Moderately Conservative Allocation Index, which approximates the performance of the types of holdings owned by the Fund's underlying funds. This underperformance was mainly due to the relative underperformance of underlying funds within the large-cap growth, mid-cap value, and large-cap value spaces.

     Your Fund's long-term performance appears on pages 8-9.

FUND VS. INDEXES

Total returns, 12/31/05-12/31/06, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares                                                             8.13%
Class B Shares                                                             7.29
Class C Shares                                                             7.29
Class R Shares                                                             7.84
S&P 500 Index (Broad Market Index)                                        15.78
Custom Moderately Conservative Allocation Index (Style-Specific Index)     9.92
Lipper Mixed-Asset Target Allocation Conservative Funds Index (Peer
   Group Index)(1)                                                         8.80
Lipper Income Fund Index (Former Peer Group Index)                        10.44

SOURCE: A I M MAANGEMENT GROUP INC., AND LIPPER INC.

(1) Lipper recently reclassified AIM Moderately Conservative Allocation Fund from the Lipper Income Funds Category to the Lipper Mixed-Asset Target Allocation Conservative Funds category.

HOW WE INVEST

AIM Moderately Conservative Allocation Fund is intended for investors with a low to moderate risk tolerance. The Fund invests in 15 underlying funds diversified among asset classes (stocks and bonds), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (mid and large). The 15 underlying funds include six bond funds, which represent 60% of the portfolio, and nine stock funds, which represent the remaining 40% of the portfolio.

     During the year we restructured the portfolio by adding four products which were not available for consideration during the development of the AIM Asset Allocation Solutions Funds. The addition of AIM Structured Value Fund, AIM Structured Growth Fund, AIM Floating Rate Fund and AIM International Bond Fund was implemented in an attempt to improve diversification and reduce manager specific risk. The new funds assist in leveraging the investment management expertise of our various fund management teams.

     While no fund can guarantee positive performance, the broad portfolio diversification provides exposure to areas of the market

                                                                     (continued)

PORFOLIO COMPOSITION

                                                                                          % OF TOTAL
                                                                             TARGET       NET ASSETS
ASSET CLASS                           FUND                                 ALLOCATION   AS OF 12/31/06
-----------                           ----                                 ----------   --------------
Large Cap Value                       AIM Large Cap Basic Value Fund          5.625%         5.90%
Large Cap Value                       AIM Structured Value Fund               5.625          5.79
Large Cap Growth                      AIM Structured Growth Fund              5.625          5.81
Large Cap Growth                      AIM Large Cap Growth Fund               5.625          5.77
Mid Cap Growth                        AIM Capital Development Fund            2.500          2.60
Mid Cap Value                         AIM Mid Cap Basic Value Fund            5.000          5.24
International/Global Growth           AIM International Growth Fund           2.500          2.68
International/Global Blend            AIM International Core Equity Fund      5.000          5.18
Sector                                AIM Multi-Sector Fund                   2.500          2.59
Intermediate Term Investment Grade    AIM Total Return Bond Fund             22.500         21.91
Intermediate Term Investment Grade    AIM Intermediate Government Fund       13.000         12.63
Short Term Taxable Investment Grade   AIM Short Term Bond Fund               12.000         11.64
Taxable Non-Investment Grade          AIM High Yield Fund                     4.000          4.04
Short Term Maturity                   AIM Floating Rate Fund                  5.000          4.88
Intermediate Maturity                 AIM International Bond Fund             3.500          3.37
Other Assets Less Liabilities                                                               -0.03
Total Net Assets                                                                        $39.01 million

The Fund purchases Institutional Class shares of the underlying funds. Institutional Class shares have no sales charge. The Fund's holdings are subject to change and there is no assurance that the Fund will continue to hold any particular fund.

AIM Moderately Conservative Allocation Fund

that may perform well in any given period. Additionally, the broad diversification attempts to limit exposure to any one area of the market that may be underperforming.

     We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.

     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund

The U.S. economy continued to show clear signs of deceleration in the pace of its expansion by the end of 2006. Growth in real gross domestic product (GDP) slipped to a 2.0% annual rate in the third quarter, down from a 2.6% in the second quarter and from a surprisingly strong 5.6% in the first quarter. The slowdown was mostly attributable to softening in the housing sector, which makes up about 5% of the total economy. However, the deceleration in homebuilding had not yet noticeably impacted the other sectors of the economy, as consumer spending and business investment remained solid.

     In the equity market, the S&P 500 Index finished the year with a return of 15.78% marking this as one of the larger spans on record in which the market has not experienced a significant correction. In 2006, and in four out of the last five years, small caps have outperformed large caps. Foreign stocks also continued their trend of the past few years by outperforming U.S. domestic stocks by 10.56% for the year (as measured by MSCI EAFE Index vs. S&P 500 Index). In terms of investment styles, value once again outperformed growth, making it the 7th consecutive year of outperformance.

     In 2006, the bond market was characterized by low volatility. While there was more price movement during the first few months, the second half of the year was calmer due to a fairly complacent market. The Lehman Brothers U.S. Aggregate Bond Index delivered a total return of 4.33% in 2006, rebounding from 2005's 2.43%, but still trailed the index's historical average annual return of 8.84% since 1976. The U.S. high yield market continued to perform well due to solid corporate profitability, low defaults and demand for higher yield from investors. The Lehman Brothers High Yield Index finished the year by outperforming its historical average annual return of 10.04%, since 1983, with a return of 11.85% for the year.

     All 15 of the underlying funds contributed positively to absolute Fund performance for the period. Within the Fund's 60% fixed income component, because of their large allocations within the portfolio, AIM Total Return Bond Fund, AIM Short Term Bond Fund and AIM High Yield Fund were the Fund's largest absolute contributors. Additionally, both AIM Short Term Bond Fund and AIM Total Return Bond Fund contributed to the Fund's relative fixed income performance when compared with the components of the Fund's custom style-specific index. Conversely, AIM Intermediate Government Fund and AIM High Yield Fund were the largest relative detractors from fixed income performance.

     Within the Fund's 40% equity component, the largest positive contributors to absolute performance were AIM International Core Equity Fund, AIM Large Cap Basic Value Fund and AIM International Growth Fund. Additionally, AIM International Growth Fund and AIM Capital Development Fund were the only two equity components with positive relative contributions during the year. The largest relative detractors within the equity component were AIM Large Cap Growth Fund and AIM Mid Cap Basic Value Fund.

In closing

We remain committed to our asset allocation strategies, and as always, we thank you for your investment in AIM Moderately Conservative Allocation Fund.

The views and opinions expressed in management's discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

       See important Fund and index disclosures on the inside front cover.

                                 [WENDLER PHOTO]

Gary Wendler

Director of Product Line Strategy and Investment Services, is manager of AIM Moderately Conservative Allocation Fund. He began his career in the investment industry in 1986 and joined AIM in 1995. Mr. Wendler earned a B.B.A in finance from Texas A&M University.

For a presentation of your Fund's long-term performance, please see pages 8-9

AIM Moderately Conservative Allocation Fund

Your Fund's Long-term Performance

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not.

Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

Continued from page 3

ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund data from 04/29/05, index data from 4/30/05

               AIM              AIM              AIM              AIM                    CUSTOM                   LIPPER
            MODERATELY       MODERATELY      MODERATELY        MODERATELY              MODERATELY   LIPPER     MIXED-ASSET
           CONSERVATIVE     CONSERVATIVE    CONSERVATIVE      CONSERVATIVE            CONSERVATIVE  INCOME  TARGET ALLOCATION
         ALLOCATION FUND  ALLOCATION FUND  ALLOCATION FUND  ALLOCATION FUND  S&P 500   ALLOCATION    FUNDS     CONSERVATIVE
  DATE   -CLASS A SHARES  -CLASS B SHARES  -CLASS C SHARES  -CLASS R SHARES   INDEX       INDEX      INDEX     FUNDS INDEX
-------  ---------------  ---------------  ---------------  ---------------  -------  ------------  ------  -----------------
4/29/05       $ 9450           $10000           $10000           $10000
   4/05         9450            10000            10000            10000       $10000     $10000     $10000        $10000
   5/05         9638            10189            10189            10199        10318      10182      10155         10174
   6/05         9733            10279            10289            10299        10333      10251      10254         10244
   7/05         9845            10398            10399            10408        10717      10379      10373         10376
   8/05         9874            10418            10429            10438        10619      10431      10424         10429
   9/05         9911            10448            10459            10478        10705      10443      10437         10454
  10/05         9817            10338            10350            10368        10526      10319      10299         10338
  11/05         9987            10518            10529            10558        10924      10495      10446         10500
  12/05        10112            10648            10649            10683        10928      10585      10532         10574
   1/06        10322            10860            10861            10906        11217      10760      10713         10760
   2/06        10313            10840            10840            10886        11248      10785      10749         10756
   3/06        10380            10900            10910            10957        11388      10835      10772         10823
   4/06        10447            10971            10970            11027        11091      10913      10851         10883
   5/06        10246            10760            10759            10815        11209      10765      10728         10767
   6/06        10226            10729            10728            10795        11224      10782      10757         10773
   7/06        10275            10770            10779            10845        11293      10863      10877         10841
   8/06        10417            10911            10910            10986        11561      11059      11051         11005
   9/06        10532            11023            11032            11107        11859      11196      11192         11137
  10/06        10713            11204            11212            11299        12245      11404      11400         11306
  11/06        10865            11356            11364            11451        12478      11582      11573         11474
  12/06        10938            11025            11425            11521        12653      11635      11631         11505

                               Sources: A I M Management Group Inc., Lipper Inc.

AIM Moderately Conservative Allocation Fund

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/06, including applicable sales charges

CLASS A SHARES
Inception (4/29/05)   5.50%
   1 Year             2.15

CLASS B SHARES
Inception (4/29/05)   6.00%
   1 Year             2.29

CLASS C SHARES
Inception (4/29/05)   8.28%
   1 Year             6.29

CLASS R SHARES
Inception (4/29/05)   8.83%
   1 Year             7.84

CUMULATIVE TOTAL RETURNS

6 months ended 12/31/06, excluding applicable sales charges

Class A Shares   6.92%
Class B Shares   6.48
Class C Shares   6.48
Class R Shares   6.73

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

AIM Moderately Conservative Allocation Fund

CALCULATING YOUR ONGOING FUND EXPENSES

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

     In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page9.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                              HYPOTHETICAL
                                                              (5% ANNUAL
                                   ACTUAL               RETURN BEFORE EXPENSES)
                        ---------------------------   ---------------------------
          BEGINNING         ENDING        EXPENSES        ENDING        EXPENSES    ANNUALIZED
SHARE   ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
CLASS      (7/1/06)     (12/31/06)(1)    PERIOD(2)      (12/31/06)     PERIOD(2)       RATIO
-----   -------------   -------------   -----------   -------------   -----------   ----------
  A       $1,000.00       $1,069.20        $2.09        $1,023.19        $2.04         0.40%
  B        1,000.00        1,064.80         5.99         1,019.41         5.85         1.15
  C        1,000.00        1,064.80         5.99         1,019.41         5.85         1.15
  R        1,000.00        1,067.30         3.39         1,021.93         3.31         0.65

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Moderately Conservative Allocation Fund

Approval of Investment Advisory Agreement

The Board of Trustees of AIM Growth Series (the "Board") oversees the management of AIM Moderately Conservative Allocation Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2006.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms' length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made a recommendation to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendation to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

     Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund's performance, advisory fees, expense limitations and/or fee waivers.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on this review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM is currently providing services in accordance with the terms of the Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM is currently providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of the Fund relative to comparable funds. Not applicable because the Fund has not been in operation for a full calendar year.

- The performance of the Fund relative to indices. Not applicable because the Fund has not been in operation for a full calendar year.

- Meetings with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. Not applicable because the Fund has not been in operation for a full calendar year.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Fees relative to those of comparable funds with other advisors. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2007 in an amount necessary to limit other expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through June 30, 2007. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Investments in affiliated money market funds. Not applicable because the Fund does not invest in affiliated money market funds.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation.

- Profitability of AIM and its affiliates. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

                                                                     (continued)

AIM Moderately Conservative Allocation Fund

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to approve the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to approve the Advisory Agreement, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board's approval of the continuance of the Advisory Agreement for the Fund.

Supplement to Annual Report dated 12/31/06

Aim Moderately Conservative Allocation Fund

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

AVERAGE ANNUAL TOTAL RETURNS
For Period ended 12/31/06

Inception(4/29/05)   9.38%
   1 Year            8.41
   6 Months*         7.00

*    Cumulative total return that has not been annualized

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE (NAV).

PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES PRIMARILY DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

     PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NAV INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE THE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246 OR VISIT AIMINVESTMENTS.COM.

NASDAQ SYMBOL   CMAIX

Over for information on your Fund's expenses.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMINVESTMENTS.COM   MCAL-INS-1   A I M Distributors, Inc.

                                                         [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

Information about your Fund's expenses

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1,2006, through December 31,2006.

In addition to the fees and expenses which the Fundbears directly, the Fund indirectly bears aprorata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times.

Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000(for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund'sa ctual expense ratio and an assumed rate of return of 5%per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended December 31,2006, appears in the table on the front of this supplement.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                      HYPOTHETICAL
                                                                   (5% ANNUAL RETURN
                                           ACTUAL                   BEFORE EXPENSES)
                                ---------------------------   ---------------------------
                  BEGINNING         ENDING        EXPENSES        ENDING        EXPENSES    ANNUALIZED
    SHARE       ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING    EXPENSES
    CLASS          (7/1/06)     (12/31/06)(1)    PERIOD(2)      (12/31/06)     PERIOD(2)       RATIO
-------------   -------------   -------------   -----------   -------------   -----------   ----------
Institutional     $1,000.00       $1,070.00        $0.73        $1,024.50        $0.71         0.14%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5%before expenses. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIMINVESTMENTS.COM   MCAL-INS-1   A I M Distributors, Inc.

AIM Moderately Conservative Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                                 CHANGE IN
                                                                 UNREALIZED      REALIZED
                          VALUE       PURCHASES     PROCEEDS     APPRECIATION      GAIN      DIVIDEND     SHARES        VALUE
                        12/31/05       AT COST     FROM SALES    (DEPRECIATION)   (LOSS)      INCOME      12/31/06    12/31/06
--------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.03%(A)
AIM Capital
  Development
  Fund-Institutional
  Class-2.60%          $  395,532    $  679,784    $  (69,504)     $  5,299      $69,914    $   26,917     53,206    $ 1,014,115
--------------------------------------------------------------------------------------------------------------------------------
AIM Floating Rate
  Fund-Institutional
  Class-4.88%                  --     1,933,851       (37,461)        5,826          17         42,770    209,267      1,902,233
--------------------------------------------------------------------------------------------------------------------------------
AIM High Yield
  Fund-Institutional
  Class-4.04%             763,834     1,173,107      (403,903)       53,281      (8,504)        95,166    349,848      1,577,815
--------------------------------------------------------------------------------------------------------------------------------
AIM Intermediate
  Government
  Fund-Institutional
  Class-12.63%          2,281,647     3,536,008      (833,388)      (22,670)     (33,191)      218,882    577,097      4,928,406
--------------------------------------------------------------------------------------------------------------------------------
AIM International
  Bond
  Fund-Institutional
  Class-3.37%                  --     1,331,342       (25,924)        7,929        (165)         7,587    125,423      1,313,182
--------------------------------------------------------------------------------------------------------------------------------
AIM International
  Core Equity
  Fund-Institutional
  Class-5.18%             808,545     1,235,778      (252,025)      187,728      93,649         38,032    139,005      2,019,736
--------------------------------------------------------------------------------------------------------------------------------
AIM International
  Growth
  Fund-Institutional
  Class-2.68%             413,296       584,822      (126,081)      146,073      30,073          9,867     34,710      1,045,130
--------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap Basic
  Value
  Fund-Institutional
  Class-5.90%           1,777,045     2,343,839    (1,936,292)        1,616      224,607        20,342    148,117      2,303,227
--------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap Growth
  Fund-Institutional
  Class-5.77%(b)        1,780,404     2,276,897    (1,932,689)       49,781      76,505             --    192,879      2,250,898
--------------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Basic
  Value
  Fund-Institutional
  Class-5.24%             794,791     1,419,140       (91,212)      (87,285)     242,023            --    145,269      2,045,389
--------------------------------------------------------------------------------------------------------------------------------
AIM Multi-Sector
  Fund-Institutional
  Class-2.59%             396,568       591,286       (53,380)       66,668      15,322          9,523     36,528      1,008,531
--------------------------------------------------------------------------------------------------------------------------------
AIM Short Term Bond
  Fund-Institutional
  Class-11.64%          2,284,906     3,430,089    (1,150,216)       (6,139)     (15,535)      196,312    463,110      4,543,105
--------------------------------------------------------------------------------------------------------------------------------
AIM Structured
  Growth
  Fund-Institutional
  Class-5.81%                  --     2,135,870       (44,376)      174,157       3,867          7,269    209,260      2,268,381
--------------------------------------------------------------------------------------------------------------------------------
AIM Structured Value
  Fund-Institutional
  Class-5.79%                  --     2,142,514       (43,460)      157,732       2,854         13,951    199,518      2,258,540
--------------------------------------------------------------------------------------------------------------------------------
AIM Total Return
  Bond
  Fund-Institutional
  Class-21.91%          3,800,678     5,942,672    (1,186,360)       20,308      (30,235)      342,484    829,007      8,547,063
================================================================================================================================
TOTAL INVESTMENTS IN
  AFFILIATED
  UNDERLYING FUNDS
  ISSUERS-100.03%
  (Cost $38,082,529)   15,497,246    30,756,999    (8,186,271)      760,304      671,201(c)  1,029,102                39,025,751
================================================================================================================================
OTHER ASSETS LESS
 LIABILITIES-(0.03%)                                                                                                     (11,176)
================================================================================================================================
NET ASSETS-100.00%                                                                                                   $39,014,575
________________________________________________________________________________________________________________________________
================================================================================================================================

Notes to Schedule of Investments:

(a) The mutual funds and the Fund are affiliated by having the same investment advisor.
(b) Non-income producing security. A security is determined to be a non-income producing if the security has not declared a distribution in more than one year from the report date.
(c) Includes $473,728 of capital gains distributed from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Moderately Conservative Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments in Affiliated underlying funds, at
  value (cost $38,082,529)                      $39,025,751
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  216,549
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                4,381
-----------------------------------------------------------
Other assets                                         44,571
===========================================================
     Total assets                                39,291,252
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                             203,640
-----------------------------------------------------------
  Fund shares reacquired                              1,952
-----------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                            4,545
-----------------------------------------------------------
  Fund expenses advanced                              6,243
-----------------------------------------------------------
Accrued distribution fees                            18,484
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            2,981
-----------------------------------------------------------
Accrued transfer agent fees                           5,374
-----------------------------------------------------------
Accrued operating expenses                           33,458
===========================================================
     Total liabilities                              276,677
===========================================================
Net assets applicable to shares outstanding     $39,014,575
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $37,668,033
-----------------------------------------------------------
Undistributed net investment income                  (3,891)
-----------------------------------------------------------
Undistributed net realized gain from
  affiliated underlying fund shares                 407,211
-----------------------------------------------------------
Unrealized appreciation of affiliated
  underlying fund shares                            943,222
===========================================================
                                                $39,014,575
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                         $21,713,365
___________________________________________________________
===========================================================
Class B                                         $ 7,915,783
___________________________________________________________
===========================================================
Class C                                         $ 8,832,779
___________________________________________________________
===========================================================
Class R                                         $   494,553
___________________________________________________________
===========================================================
Institutional Class                             $    58,095
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           1,958,179
___________________________________________________________
===========================================================
Class B                                             717,917
___________________________________________________________
===========================================================
Class C                                             800,657
___________________________________________________________
===========================================================
Class R                                              44,673
___________________________________________________________
===========================================================
Institutional Class                                   5,231
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     11.09
-----------------------------------------------------------
  Offering price per share
     (Net asset value of $11.09 divided by
       94.50%)                                  $     11.74
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     11.03
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     11.03
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     11.07
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $     11.11
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Moderately Conservative Allocation Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends                                                     $1,029,102
------------------------------------------------------------------------
Other Income                                                         117
========================================================================
    Total investment income                                    1,029,219
========================================================================

EXPENSES:

Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                     8,097
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         39,946
------------------------------------------------------------------------
  Class B                                                         60,951
------------------------------------------------------------------------
  Class C                                                         57,597
------------------------------------------------------------------------
  Class R                                                          1,536
------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              47,284
------------------------------------------------------------------------
Transfer agent fees -- Institutional                                  18
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                         15,047
------------------------------------------------------------------------
Professional services fees                                        43,475
------------------------------------------------------------------------
Other                                                            152,749
========================================================================
    Total expenses                                               476,700
========================================================================
Less: Expenses reimbursed and expense offset arrangements       (276,954)
========================================================================
    Net expenses                                                 199,746
========================================================================
Net investment income                                            829,473
========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS IN AFFILIATED
  UNDERLYING FUND SHARES:

Net realized gain on sales of affiliated underlying fund
  shares                                                         197,473
========================================================================
Net realized gain from distributions of affiliated
  underlying fund shares                                         473,728
========================================================================
    Net realized gain from affiliated underlying fund shares     671,201
========================================================================
Change in net unrealized appreciation of affiliated
  underlying fund shares                                         760,304
========================================================================
    Net gain from affiliated underlying funds                  1,431,505
========================================================================
Net increase in net assets resulting from operations          $2,260,978
________________________________________________________________________
========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Moderately Conservative Allocation Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                 2006           2005
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income from affiliated underlying funds      $   829,473    $   127,610
----------------------------------------------------------------------------------------
  Net realized gain and capital gain distributions from
    affiliated underlying fund shares                             671,201         72,964
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of affiliated
    underlying fund shares                                        760,304        182,918
========================================================================================
    Net increase in net assets resulting from operations        2,260,978        383,492
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (512,601)       (91,164)
----------------------------------------------------------------------------------------
  Class B                                                        (145,732)       (36,363)
----------------------------------------------------------------------------------------
  Class C                                                        (162,166)       (25,959)
----------------------------------------------------------------------------------------
  Class R                                                         (10,202)        (1,527)
----------------------------------------------------------------------------------------
  Institutional Class                                              (1,490)          (663)
========================================================================================
    Total distributions from net investment income               (832,191)      (155,676)
========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (181,207)        (5,543)
----------------------------------------------------------------------------------------
  Class B                                                         (66,588)        (2,688)
----------------------------------------------------------------------------------------
  Class C                                                         (73,899)        (1,919)
----------------------------------------------------------------------------------------
  Class R                                                          (3,915)           (99)
----------------------------------------------------------------------------------------
  Institutional Class                                                (491)           (38)
========================================================================================
    Total distributions from net realized gains                  (326,100)       (10,287)
========================================================================================
    Decrease in net assets resulting from distributions        (1,158,291)      (165,963)
========================================================================================
Share transactions-net:
  Class A                                                      12,607,652      8,377,361
----------------------------------------------------------------------------------------
  Class B                                                       3,759,618      3,837,667
----------------------------------------------------------------------------------------
  Class C                                                       5,721,903      2,858,283
----------------------------------------------------------------------------------------
  Class R                                                         337,855        141,328
----------------------------------------------------------------------------------------
  Institutional Class                                               1,981         50,711
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              22,429,009     15,265,350
========================================================================================
    Net increase in net assets                                 23,531,696     15,482,879
========================================================================================

NET ASSETS:

  Beginning of year                                            15,482,879             --
========================================================================================
  End of year (including undistributed net investment income
    of $(3,891) and $(1,406), respectively)                   $39,014,575    $15,482,879
________________________________________________________________________________________
========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Moderately Conservative Allocation Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Moderately Conservative Allocation Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide total return consistent with a lower level of risk relative to the broad stock market. The Fund is a "fund of funds", in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized

AIM Moderately Conservative Allocation Fund

     gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The results of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds.

    AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.14% of average daily net assets, respectively, through at least June 30, 2006. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the number reflected above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes;
(iv) dividend expense on short sales; (v) extraordinary items; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    For the year ended December 31, 2006, AIM reimbursed expenses of fund level expenses of $229,651 and class level expenses of $26,109, $9,959, $9,411, $502 and $18 for Class A, Class B, Class C, Class R and Institutional Class, respectively.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges,

AIM Moderately Conservative Allocation Fund

including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plans are detailed in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2006, ADI advised the Fund that it retained $44,097 in front-end sales commissions from the sale of Class A shares and $133, $3,913, $3,417 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $1,303.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $3,854 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:

                                                                 2006         2005
------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $  933,433    $165,963
------------------------------------------------------------------------------------
Long-term capital gain                                           224,858          --
====================================================================================
  Total distributions                                         $1,158,291    $165,963
____________________________________________________________________________________
====================================================================================

AIM Moderately Conservative Allocation Fund


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                 2006
-------------------------------------------------------------------------
Undistributed ordinary income                                 $     3,763
-------------------------------------------------------------------------
Undistributed long-term gain                                      482,505
-------------------------------------------------------------------------
Net unrealized appreciation - investments                         864,166
-------------------------------------------------------------------------
Temporary book/tax differences                                     (3,892)
-------------------------------------------------------------------------
Shares of beneficial interest                                  37,668,033
=========================================================================
  Total net assets                                            $39,014,575
_________________________________________________________________________
=========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2006.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $30,760,110 and $8,186,271, respectively.



UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $1,060,277
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (196,111)
==============================================================================
  Net unrealized appreciation of investment securities            $  864,166
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $38,161,585.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distribution reclassifications, on December 31, 2006, undistributed net investment income was increased by $233 and undistributed net realized gain was decreased by $233. This reclassification had no effect on the net assets of the Fund.

AIM Moderately Conservative Allocation Fund

NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                          CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                                                               APRIL 29, 2005
                                                                                              (DATE OPERATIONS
                                                                     YEAR ENDED                COMMENCED) TO
                                                                    DECEMBER 31,                DECEMBER 31,
                                                                      2006(A)                       2005
                                                              ------------------------    ------------------------
                                                               SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,305,156    $14,213,405      838,603    $ 8,773,092
------------------------------------------------------------------------------------------------------------------
  Class B                                                       461,426      4,974,879      383,950      3,988,966
------------------------------------------------------------------------------------------------------------------
  Class C                                                       612,569      6,643,652      284,129      2,967,129
------------------------------------------------------------------------------------------------------------------
  Class R                                                        31,941        347,082       14,959        155,290
------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 2             22        4,986         50,010
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        59,227        657,369        8,559         90,553
------------------------------------------------------------------------------------------------------------------
  Class B                                                        17,969        198,403        3,404         35,909
------------------------------------------------------------------------------------------------------------------
  Class C                                                        20,761        229,210        2,643         27,878
------------------------------------------------------------------------------------------------------------------
  Class R                                                         1,096         12,151          154          1,626
------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               179          1,981           66            701
==================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        44,766        487,889        4,780         49,937
------------------------------------------------------------------------------------------------------------------
  Class B                                                       (45,066)      (487,889)      (4,794)       (49,937)
==================================================================================================================
Reacquired:
  Class A                                                      (251,601)    (2,751,011)     (51,311)      (536,221)
------------------------------------------------------------------------------------------------------------------
  Class B                                                       (85,824)      (925,775)     (13,148)      (137,271)
------------------------------------------------------------------------------------------------------------------
  Class C                                                      (106,329)    (1,150,959)     (13,116)      (136,724)
------------------------------------------------------------------------------------------------------------------
  Class R                                                        (1,992)       (21,378)      (1,485)       (15,588)
------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                (2)           (22)          --             --
==================================================================================================================
                                                              2,064,278    $22,429,009    1,462,379    $15,265,350
__________________________________________________________________________________________________________________
==================================================================================================================

(a) There is one entity that is record owner of more than 5% of the outstanding shares of the Fund and it owns 9% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.

NOTE 10--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

AIM Moderately Conservative Allocation Fund

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                                                              -----------------------------------
                                                                                  APRIL 29, 2005
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2006                 2005
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.60               $10.03
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.36                 0.22
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.50                 0.49
=================================================================================================
    Total from investment operations                               0.86                 0.71
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.27)               (0.13)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.10)               (0.01)
=================================================================================================
    Total distributions                                           (0.37)               (0.14)
=================================================================================================
Net asset value, end of period                                  $ 11.09               $10.60
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    8.13%                7.01%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $21,713               $8,489
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.40%(c)             0.40%(e)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.37%(c)             2.81%(e)
=================================================================================================
Estimated acquired fund fees from underlying fund
  expenses(d)                                                      0.74%                0.69%
=================================================================================================
Ratio of net investment income to average net assets               3.26%(c)             3.04%(e)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(f)                                           29%                   5%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $15,978,257.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Moderately Conservative Allocation Fund


                                                                            CLASS B
                                                              -----------------------------------
                                                                                 APRIL 29, 2005
                                                                                 (DATE OPERATIONS
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2006                2005
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.57               $10.03
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.27                 0.16
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.50                 0.49
=================================================================================================
    Total from investment operations                               0.77                 0.65
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.21)               (0.10)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.10)               (0.01)
=================================================================================================
    Total distributions                                           (0.31)               (0.11)
=================================================================================================
Net asset value, end of period                                   $11.03               $10.57
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    7.29%                6.49%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $7,916               $3,904
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.15%(c)             1.14%(e)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.12%(c)             3.55%(e)
=================================================================================================
Estimated acquired fund fees from underlying fund
  expenses(d)                                                      0.74%                0.69%
=================================================================================================
Ratio of net investment income to average net assets               2.51%(c)             2.30%(e)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(f)                                           29%                   5%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,095,097.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Moderately Conservative Allocation Fund


                                                                            CLASS C
                                                              -----------------------------------
                                                                                 APRIL 29, 2005
                                                                                 (DATE OPERATIONS
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2006                2005
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.57               $10.03
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.27                 0.16
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.50                 0.49
=================================================================================================
    Total from investment operations                               0.77                 0.65
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.21)               (0.10)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.10)               (0.01)
=================================================================================================
    Total distributions                                           (0.31)               (0.11)
=================================================================================================
Net asset value, end of period                                   $11.03               $10.57
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    7.29%                6.49%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $8,833               $2,893
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.15%(c)             1.14%(e)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.12%(c)             3.55%(e)
=================================================================================================
Estimated acquired fund fees from underlying fund
  expenses(d)                                                      0.74%                0.69%
=================================================================================================
Ratio of net investment income to average net assets               2.51%(c)             2.30%(e)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(f)                                           29%                   5%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $5,759,731.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Moderately Conservative Allocation Fund


                                                                            CLASS R
                                                              -----------------------------------
                                                                                 APRIL 29, 2005
                                                                                 (DATE OPERATIONS
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2006                2005
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.59               $10.03
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.33                 0.20
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.50                 0.49
=================================================================================================
    Total from investment operations                               0.83                 0.69
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.25)               (0.12)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.10)               (0.01)
=================================================================================================
    Total distributions                                           (0.35)               (0.13)
=================================================================================================
Net asset value, end of period                                   $11.07               $10.59
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    7.84%                6.84%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  495               $  144
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.65%(c)             0.64%(e)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.62%(c)             3.05%(e)
=================================================================================================
Estimated acquired fund fees from underlying fund
  expenses(d)                                                      0.74%                0.69%
=================================================================================================
Ratio of net investment income to average net assets               3.01%(c)             2.80%(e)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(f)                                           29%                   5%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $307,080.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Moderately Conservative Allocation Fund


                                                                      INSTITUTIONAL CLASS
                                                              -----------------------------------
                                                                                 APRIL 29, 2005
                                                                                 (DATE OPERATIONS
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2006                2005
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.61               $10.03
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.38                 0.23
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.51                 0.49
=================================================================================================
    Total from investment operations                               0.89                 0.72
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.29)               (0.13)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.10)               (0.01)
=================================================================================================
    Total distributions                                           (0.39)               (0.14)
=================================================================================================
Net asset value, end of period                                   $11.11               $10.61
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    8.41%                7.19%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   58               $   54
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.14%(c)             0.14%(e)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                0.99%(c)             2.40%(e)
=================================================================================================
Estimated acquired fund fees from underlying fund expenses         0.74%                0.69%
=================================================================================================
Ratio of net investment income to average net assets(d)            3.51%(c)             3.30%(e)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(f)                                           29%                   5%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $55,341.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated acquired fund fees from underlying funds are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated acquired fund fees from underlying funds that you bear indirectly is included in your Fund's total return.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

AIM Moderately Conservative Allocation Fund

PENDING LITIGATION AND REGULATORY INQUIRIES

On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Moderately Conservative Allocation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM Moderately Conservative Allocation Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Moderately Conservative Allocation Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period April 29, 2005 (date operations commenced) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2007
Houston, Texas

AIM Moderately Conservative Allocation Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year -- end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

          FEDERAL AND STATE INCOME TAX
           ----------------------------

           Long-Term Capital Gain Dividends        $224,858
           Qualified Dividend Income*                  9.00%
           Corporate Dividends Received
             Deduction*                                5.00%
           U.S. Treasury Obligations*                  0.60%


              * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.


          NON-RESIDENT ALIEN SHAREHOLDERS
           ----------------------------------------------------

           Qualified Short-Term Gains              $100,872
           Qualified Interest Income**                63.00%


              ** The above percentages are based on income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were 67.83%, 70.07%, 64.39%, and 68.73%, respectively.

AIM Moderately Conservative Allocation Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 110 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, AMVESCAP PLC (parent of AIM
                                             and a global investment management
                                             firm); Chairman, A I M Advisors, Inc.
                                             (registered investment advisor); and
                                             Director, Chairman, Chief Executive
                                             Officer and President, AVZ Inc. (holding
                                             company); INVESCO North American
                                             Holdings, Inc. (holding company);
                                             Chairman and President, AMVESCAP Group
                                             Services, Inc. (service provider);
                                             Trustee, The AIM Family of Funds(R);
                                             Chairman, Investment Company Institute;
                                             and Member of Executive Board, SMU Cox
                                             School of Business

                                             Formerly: President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(2) -- 1946     1988       Director and Chairman, A I M Management   None
  Trustee and Vice Chair                     Group Inc. (financial services holding
                                             company); Director and Vice Chairman,
                                             AMVESCAP PLC; Chairman, AMVESCAP
                                             PLC -- AIM Division (parent of AIM and a
                                             global investment management firm) and
                                             Trustee and Vice Chair of The AIM Family
                                             of Funds--Registered Trademark--

                                             Formerly: President and Chief Executive
                                             Officer, A I M Management Group Inc.;
                                             Director, Chairman and President, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered
                                             investment advisor), A I M Distributors,
                                             Inc. (registered broker dealer), AIM
                                             Investment Services, Inc., (registered
                                             transfer agent), and Fund Management
                                             Company (registered broker dealer);
                                             Chief Executive Officer, AMVESCAP
                                             PLC -- Managed Products; and President
                                             and Principal Executive Officer of The
                                             AIM Family of Funds--Registered
                                             Trademark--
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(3) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, A I M Management Group Inc.,
  Principal                                  AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                          broker dealer), AIM Funds Management
                                             Inc. (registered investment advisor) and
                                             1371 Preferred Inc. (holding company);
                                             Director and President, A I M Advisors,
                                             Inc., INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Capital Management, Inc. and A I M
                                             Distributors, Inc.; Director and
                                             Chairman, AIM Investment Services, Inc.,
                                             Fund Management Company and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, AVZ Callco Inc. (holding
                                             company); AMVESCAP Inc. (holding
                                             company) and AIM Canada Holdings Inc.
                                             (holding company); Director and Chief
                                             Executive Officer, AIM Trimark Corporate
                                             Class Inc. (formerly AIM Trimark Global
                                             Fund Inc.) (corporate mutual fund
                                             company) and AIM Trimark Canada Fund
                                             Inc. (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             Powershares Capital Management LLC

                                             Formerly: President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; Executive Vice
                                             President and Chief Operations Officer,
                                             AIM Funds Management Inc.; President,
                                             AIM Trimark Global Fund Inc. and AIM
                                             Trimark Canada Fund Inc.; and Director,
                                             Trimark Trust (federally regulated
                                             Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1985       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company (2 portfolios))
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Cortland Trust, Inc.
                                             (Chairman) (registered investment
                                             company (3 portfolios)); Annuity and
                                             Life Re (Holdings), Ltd. (insurance
                                             company); CompuDyne Corporation
                                             (provider of products and services to
                                             the public security market); and
                                             Homeowners of America Holding
                                             Corporation (property casualty company)

                                             Formerly: Director, President and Chief
                                             Executive Officer, Volvo Group North
                                             America, Inc.; Senior Vice President, AB
                                             Volvo; and Director of various
                                             affiliated Volvo companies; and
                                             Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff, and Discovery Global
  Trustee                                    Century Group, Inc. (government affairs   Education Fund
                                             company); and Owner, Dos Angelos Ranch,   (non-profit)
                                             L.P.
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Cortland Trust, Inc. (registered
  Trustee                                    Naftalis and Frankel LLP                  investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1977       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   Director, Mainstay VP Series
  Trustee                                    Formerly: Partner, Deloitte & Touche      Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(3) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Moderately Conservative Allocation Fund

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc. and A I M
                                             Advisors, Inc.; Director, Vice President
                                             and Secretary, INVESCO Distributors,
                                             Inc.; Vice President and Secretary,
                                             A I M Capital Management, Inc., AIM
                                             Investment Services, Inc., and Fund
                                             Management Company; Senior Vice
                                             President and Secretary, A I M
                                             Distributors, Inc.; Director and Vice
                                             President, INVESCO Funds Group Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, Powershares Capital Management
                                             LLC

                                             Formerly: Chief Operating Officer,
                                             Senior Vice President, General Counsel,
                                             and Secretary, Liberty Ridge Capital,
                                             Inc. (an investment adviser); Vice
                                             President and Secretary, PBHG Funds (an
                                             investment company); Vice President and
                                             Secretary, PBHG Insurance Series Fund
                                             (an investment company); General Counsel
                                             and Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, AMVESCAP      N/A
  Vice President                             PLC; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, AMVESCAP PLC; Director, INVESCO
                                             Funds Group, Inc.; and Vice President of
                                             The AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Director, Vice President and    N/A
                                             General Counsel, Fund Management
                                             Company; Director, Senior Vice
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Director and Vice
                                             President, INVESCO Distributors, Inc.;
                                             Senior Vice President, A I M
                                             Distributors, Inc.; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Chief
                                             Executive Officer and President, INVESCO
                                             Funds Group, Inc.; and Senior Vice
                                             President, and General Counsel, Liberty
                                             Financial Companies, Inc. and Senior
                                             Vice President and General Counsel
                                             Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                  Advisors, Inc.; and Vice President,
  Financial Officer and                      Treasurer and Principal Officer of The
  Treasurer                                  AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Senior Vice President, AIM
                                             Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Director of Cash Management, Managing     N/A
  Vice President                             Director and Chief Cash Management
                                             Officer, A I M Capital Management, Inc;
                                             Director and President, Fund Management
                                             Company; and Vice President, A I M
                                             Advisors, Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); and
                                             President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust Only)
                                             Formerly: Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc., Fund Management
                                             Company and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc.; Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; Vice President and Chief
                                             Compliance Officer, A I M Capital
                                             Management, Inc.; and Vice President,
                                             A I M Distributors, Inc., AIM Investment
                                             Services, Inc. and Fund Management
                                             Company

                                             Formerly: Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; Chief Compliance Officer
                                             and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management; and
                                             Chief Compliance Officer, Chief
                                             Operating Officer and Deputy General
                                             Counsel, American General Investment
                                             Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

                                   [EDELIVERY
                                  GO PAPERLESS
                          AIMINVESTMENTS.COM/EDELIVERY
                                    GRAPHIC]

REGISTER FOR EDELIVERY

eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?

Register for eDelivery to:

-    save your Fund the cost of printing and postage.

-    reduce the amount of paper you receive.

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-    view your documents online anytime at your convenience.

-    save the documents to your personal computer or print them out for your
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HOW DO I SIGN UP?

It's easy. Just follow these simple steps:

1.   Log in to your account.

2.   Click on the "Service Center" tab.

3.   Select "Register for eDelivery" and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.

If used after April 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $463 billion in assets under management as of December 31, 2006.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

AIMinvestments.com              MCAL-AR-1               A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

         Exchange-                            College   Separately
Mutual     Traded    Retirement               Savings     Managed    Offshore      Cash
 Funds     Funds      Products    Annuities    Plans     Accounts    Products   Management
------   ---------   ----------   ---------   -------   ----------   --------   ----------


                                                         [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                       AIM SMALL CAP GROWTH FUND

               Annual Report to Shareholders - December 31, 2006

[COVER GLOBE IMAGE]

DOMESTIC EQUITY

Small Cap

Table of Contents

Supplemental Information ................................................      2
Letters to Shareholders .................................................      3
Performance Summary .....................................................      5
Management Discussion ...................................................      5
Fund Expenses ...........................................................      7
Long-term Fund Performance ..............................................      8
Approval of Advisory Agreement ..........................................     10
Schedule of Investments .................................................    F-1
Financial Statements ....................................................    F-5
Notes to Financial Statements ...........................................    F-8
Financial Highlights ....................................................   F-14
Auditor's Report ........................................................   F-19
Tax Disclosures .........................................................   F-20
Trustees and Officers ...................................................   F-21

[AIM INVESTMENT SOLUTIONS]

    [GRAPHIC]                        [GRAPHIC]                      [GRAPHIC]
[DOMESTIC EQUITY]          [INTERNATIONAL/GLOBAL EQUITY]         [SECTOR EQUITY]

   [GRAPHIC]                        [GRAPHIC]                   [GRAPHIC]
[FIXED INCOME]               [ALLOCATION SOLUTIONS]     [DIVERSIFIED PORTFOLIOS]

                             [AIM INVESTMENTS LOGO]
                            - REGISTERED TRADEMARK -

AIM Small Cap Growth Fund

AIM SMALL CAP GROWTH FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

- Unless otherwise stated, information presented in this report is as of December 31, 2006, and is based on total net assets.

ABOUT SHARE CLASSES

- Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts prior to September 30, 2003, invested in Class B shares will continue to be allowed to make additional purchases.

- Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

- Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

- Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- The value of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted.

- The Fund may invest in debt securities such as notes and bonds that carry interest rate risk and credit risk.

- The Fund may use enhanced investment techniques such as leveraging and derivatives. Leveraging entails special risks such as magnifying changes in the value of the portfolio's securities. Derivatives are subject to counter party risk--the risk that the other party will not complete the transaction with the Fund.

- There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

- The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of the issuer might not be able to recover its investment from the U.S government.

- The Fund invests in "growth stocks" which may be more volatile than other investments because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential.

- The prices of and the income generated by securities held by the Fund may decline in response to certain factors, including some directly involving the companies and governments whose securities are owned by the Fund. These factors include general economic and market conditions, regional or global economic instability and currency and interest rate fluctuations.

- Although the Fund's return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

- The Fund has limited public sales of its shares to certain investors. For information on who may continue to invest in the Fund, please see the prospectus.

ABOUT INDEXES USED IN THIS REPORT

- The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

- The unmanaged Russell 2000 --REGISTERED TRADEMARK--Growth Index is a subset of the unmanaged Russell 2000 --REGISTERED TRADEMARK-- Index, which represents the performance of the stocks of small-capitalization companies; the Growth subset measures the performance of Russell 2000 companies with higher price/book ratios and higher forecasted growth values. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Company. Russell --REGISTERED TRADEMARK-- is a trademark of the Frank Russell Company.

- The unmanaged Lipper Small-Cap Growth Funds Index represents an average of the performance of the 30 largest small-capitalization growth equity funds tracked by Lipper Inc., an independent mutual fund performance monitor.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

- Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service

Continued page 9

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FUND NASDAQ SYMBOLS

Class A Shares          GTSAX
Class B Shares          GTSBX
Class C Shares          GTSDX
Class R Shares          GTSRX
Investor Class Shares   GTSIX

NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM Small Cap Growth Fund

                                 [TAYLOR PHOTO]

                                 Philip Taylor

Dear Shareholders of The AIM Family of Funds --REGISTERED TRADEMARK--:

I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the year ended December 31, 2006, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

     In the United States and around the globe, most major stock market indexes rose in 2006. U.S. stocks benefited from continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve, among other factors. Global markets also enjoyed a good year, while all major fixed-income indexes produced positive annual returns.

     As I write this letter, the consensus outlook for the economy remains positive. But we all know that markets are unpredictable and subject to sudden changes based on geopolitical or economic developments. At AIM Investments --REGISTERED TRADEMARK--, we believe investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments offers a broad product line that gives your financial advisor options to build a portfolio that's right for you regardless of market conditions. Our product line includes a comprehensive range of mutual funds, including domestic, global and international equity funds; taxable and tax-exempt fixed-income funds; and a variety of allocation portfolios--with risk and return characteristics to match your needs. We maintain this extensive set of product solutions because we believe in the value of diversified investment portfolios.

     To provide you even more investment options, we recently launched AIM Independence Funds, six new target maturity funds that combine AIM retail mutual funds and PowerShares --REGISTERED TRADEMARK-- exchange-traded funds (ETFs) as underlying investment options. ETFs are relatively low cost and potentially tax-efficient funds that trade like individual stocks. These AIM Independence Funds are intended to provide broad diversification and risk/reward levels that change as your target retirement date nears. Your financial advisor can provide you with more information about the new AIM Independence Funds.

     At AIM Investments, we believe in the value of working with a trusted financial advisor. Your financial advisor can help you build a diversified investment portfolio, making periodic adjustments as market conditions and your investment goals change. While there are no guarantees with any investment program, a long-term plan matched to your financial goals, risk tolerance and time horizon offers the potential to keep you and your investments on track--and your financial advisor can provide you with valuable information and advice.

     I also invite you to visit us on the Internet at AIMinvestments.com. Our Web site allows you to access your account information, review fund performance, learn more about your fund's investment strategies and obtain general investing information--whenever it's convenient for you.

OUR COMMITMENT TO YOU

While we're committed to maintaining a comprehensive, easy-to-navigate Web site, we're even more committed to providing excellent customer service. Our highly trained, courteous client services representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

     All of us at AIM Investments are committed to helping you achieve your financial goals. We work every day to earn your trust, and are grateful for the confidence you've placed in us.

Sincerely,


/S/ PHILIP TAYLOR
-------------------------------------
Philip Taylor
President - AIM Funds
CEO, AIM Investments

February 9, 2007

AIM Investments is a registered service mark of A I M Management Group Inc.
A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Small Cap Growth Fund

[CROCKETT PHOTO]

BRUCE L. CROCKETT

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

     The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the equity and fixed-income AIM Funds improved to 15.08% for the one-year period ended December 31, 2006, as compared to 9.13% for the one-year period ended December 31, 2005, and 11.20% for the one-year period ended December 31, 2004.1 The asset-weighted absolute performance for the AIM money market funds was 4.84% for the one-year period ended December 31, 2006, as compared to 3.04% for the one-year period ended December 31, 2005, and 1.23% for the one-year period ended December 31, 2004.(2)

     In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds' performance, attract new assets and reduce costs. The asset class subcommittees of your Board's Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

     On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I'll report more on these steps once they're completed.

     Another major Board initiative for early 2007 is the revision of the AIM Funds' proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

     While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar Inc. is a leading provider of independent mutual fund investment research) included a review of AIM's progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I'm looking forward to a return visit to Morningstar this year to review AIM Funds' performance and governance ratings.

     Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

     I'd like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,


/S/ BRUCE L. CROCKETT
-------------------------------------
Bruce L. Crockett
Independent Chair
AIM Funds Board

February 9, 2007

(1) Past performance is no guarantee of future results. The asset-weighted absolute performance for the equity and fixed-income AIM Funds is derived by taking the one-year cumulative total return for each share class of each AIM Fund in existence as of December 31, 2006, (excluding money market funds) and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

(2) Past performance is no guarantee of future results. The asset-weighted absolute performance for the AIM money market funds is derived by taking the one-year cumulative total return for each share class of each AIM money market fund in existence as of December 31, 2006, and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

AIM Small Cap Growth Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY

For the year ended December 31, 2006, Class A shares of AIM Small Cap Growth Fund had positive returns and, excluding applicable sales charges, outperformed the Fund's style-specific index, the Russell 2000 Growth Index. Stock selection across sectors enabled the Fund to outperform the Russell 2000 Growth Index. The Fund also outperformed the Lipper Small-Cap Growth Funds Index.

     However, the Fund underperformd the broad market, as measured by the S&P 500 Index, primarily due to the large weighting in value stocks in the index. Value stocks outperformed growth stocks by a wide margin during the year.

     Your Fund's long-term performance appears on pages 8-9.

FUND VS. INDEXES

Total returns, 12/31/05-12/31/06, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares                                           14.30%
Class B Shares                                           13.42
Class C Shares                                           13.47
Class R Shares                                           14.04
Investor Class Shares                                    14.26
S&P 500 Index (Broad Market Index)                       15.78
Russell 2000 Growth Index (Style-Specific Index)         13.35
Lipper Small-Cap Growth Funds Index (Peer Group Index)   10.65

SOURCE: LIPPER INC.

HOW WE INVEST

We focus on small-cap growth companies with visible and long-term growth opportunities, as demonstrated by consistent and accelerating earnings growth. Our investment philosophy involves:

PORTFOLIO CONSTRUCTION: We align the fund with the Russell 2000 Growth Index, the benchmark we believe represents the small-cap-growth asset class. We seek to control risk by keeping the Fund's sector weightings in line with the benchmark by staying fully diversified in all those sectors.

STOCK SELECTION: We select stocks based on an analysis of individual companies. Our three-step selection process includes:

1. Fundamental analysis. Building financial models and conducting in-depth interviews with company management.

2. Valuation analysis. Identifying attractively valued stocks given their growth potential over a one- to two-year horizon.

3. Technical analysis. Identifying the "timeliness" of a stock purchase. We review trading volume characteristics and trend analysis to make sure there are no signs of the stock deterioration. This also serves as a risk management measure that helps us confirm our high conviction candidates.

     We consider selling or trimming a stock when:

-    The company's fundamental business prospects deteriorate.

-    A stock hits its target price.

-    The company's technical profile deteriorates.

MARKET CONDITIONS AND YOUR FUND

Domestic equities posted solid returns in 2006, leaving several major market indexes near multi-year highs. Strong economic growth, favorable corporate earnings results and continued benign inflation benefited equities, offsetting high energy prices, a slowing housing market and the U.S. Federal Reserve Board's (the Fed) tightening campaign.

     Although mixed signals from the Fed created some market volatility in May and June, the market began to rally when the Fed left interest rates unchanged at several meetings beginning in August. In addition, the price of crude oil

                                                                     (continued)

PORTFOLIO COMPOSITION

By sector
Information Technology                               27.5%
Health Care                                          20.4
Consumer Discretionary                               15.3
Industrials                                          13.3
Energy                                                8.3
Financials                                            7.6
Consumer Staples                                      2.5
Telecommunication Services                            2.0
Materials                                             1.8
Utilities                                             0.5
Money Market Funds Plus
Other Assets Less Liabilities                         0.8

TOP FIVE INDUSTRIES*

1. Oil & Gas Equipment & Services                      5.2%
2. Health Care Equipment                               5.2
3  Apparel Retail                                      4.9
4. Application Software                                4.7
5. Communications Equipment                            4.2

Total Net Assets                                     $1.69 billion
Total Number of Holdings*                              128

TOP 10 EQUITY HOLDINGS*

1. THQ Inc.                                          1.6%
2  Jack in the Box Inc.                              1.3
3. F5 Networks, Inc.                                 1.3
4. Polycom, Inc.                                     1.2
5. Varian Semiconductor Equipment Associates, Inc.   1.2
6. SBA Communications Corp.-Class A                  1.1
7. General Cable Corp.                               1.1
8. Tempur-Pedic International Inc.                   1.1
9. Trimble Navigation Ltd.                           1.1
10.Core Laboratories N.V. (Netherlands)              1.1

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*    Excluding money market fund holdings.

AIM Small Cap Growth Fund

and other commodities stabilized, fostering optimism that a hard landing for the U.S. economy could be avoided. While small capitalization stocks continued to lead the market higher, large- and mid-cap stocks also had double-digit returns. Additionally, value stocks outperformed growth stocks. Positive performance was broad among Russell 2000 Growth Index sectors, with the best returns found in utilities, consumer staples and materials.

     The Fund benefited from positive absolute performance in all 10 economic sectors, with the highest positive impact on performance coming from holdings in the industrials, consumer discretionary, information technology (IT) and energy sectors. On a relative basis, the Fund outperformed the Russell 2000 Growth Index, with the widest margin of outperfor-mance in the consumer discretionary, industrials, energy and telecommunication services sectors.

     Solid stock selection in the consumer discretionary sector was the primary driver of outperformance versus the Russell 2000 Growth Index. Within this sector, many of the Fund's retailing stocks performed well, including Charlotte Russe, Children's Place and Dick's Sporting Goods. Several consumer services holdings also made key contributions to performance, including quick service restaurant owner Jack in the Box. Many quick service restaurant operators such as Jack in the Box benefited as higher energy prices influenced many consumers to seek out lower cost dining options during the year.

     The Fund also benefited from strong stock selection in the industrials sector. One specific area of strength included the capital goods industry. Within capital goods, holdings that made significant contributions to Fund performance included electrical distributors Wesco International and General Cable. Both companies benefited from acceleration in non-residential construction activity as well as updates to utility grid equipment. One other holding that performed well was JLG Industries, a manufacturer of aerial work platforms, telescopic handlers and other construction equipment. The company reported strong growth in revenue and earnings and was acquired at a premium in the second half of the year. We sold the stock to lock in gains.

     The energy sector experienced wide swings during the year, but finished in positive territory. Solid stock selection drove the Fund's outperformance in this sector, as several of its holdings made key contributions to performance. Two holdings were among the top contributors to overall Fund performance during the year-- Core Laboratories and Veritas DGC. While we sold Veritas, we continued to own Core Laboratories.

     The telecommunications services sector benefited from a recovery driven largely by accelerating demand for wireless services. Within this sector, Fund holding SBA Communications Corp. made a significant contribution to performance. This company is an independent owner and operator of wireless communications towers in the eastern third of the United States. The stock price increased after the company reported growth in revenue and earnings due to strong leasing demand from wireless service providers.

     The Fund underperformed relative to the Russell 2000 Growth Index in the IT and financials sectors. In the IT sector, stock selection in two industries detracted from Fund performance--software and services and technology hardware and equipment. In the software industry, holdings that detracted from performance included Kronos and Informatica. Technology hardware holdings that had weak performance included Bluecoat Systems and Safenet. We sold both holdings due to deteriorating fundamentals. One holding in this area offset some of this underperformance and was one of the top five contributors to overall Fund performance--Polycom.

     In the financials sector, underperformance was driven primarily by an underweight position in real estate investment trust (REIT) holdings, an industry that performed very well during the year.

     During the year, the most significant positioning changes included additions in the health care and IT sectors. These purchases were funded by reducing exposure to the industrials and materials sectors. All changes to the Fund were based on our bottom-up stock selection process of identifying high quality growth companies trading at what we believe are attractive valuations.

IN CLOSING

Although we are pleased to have provided positive returns for our investors for the reporting period, we are always striving to improve performance and help you meet your financial goals. We thank you for your commitment to AIM Small Cap Growth Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

     See important Fund and index disclosures on the inside front cover.

                                 [ELLIS PHOTO]

Juliet Ellis Chartered Financial Analyst, Senior portfolio manager, is lead manager of AIM Small Cap Growth Fund. Ms. Ellis joined AIM in 2004. She previously served as senior portfolio manager of two small-cap funds for another company and was responsible for the management of more than $2 billion in assets. Ms. Ellis began her investment career in 1981 as a financial consultant. She is a Cum Laude and Phi Beta Kappa graduate of Indiana University with a B.A. in economics and political science.

                               [HARTSFIELD PHOTO]

Juan Hartsfield Chartered Financial Analyst, portfolio manager, is manager of AIM Small Cap Growth Fund. Prior to joining AIM in 2004, he began his investment career in 2000 as an equity analyst and most recently served as a portfolio manager. Mr. Hartsfield earned a B.S. in petroleum engineering from the University of Texas and his M.B.A. from the University of Michigan.

Assisted by the Small Cap Core/Growth Team

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 8--9.

AIM Small Cap Growth Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                       HYPOTHETICAL
                              ACTUAL                        (5% ANNUAL RETURN BEFORE EXPENSES)
           -------------------------------------------   ----------------------------------------
             BEGINNING         ENDING        EXPENSES        ENDING        EXPENSES    ANNUALIZED
  SHARE    ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
  CLASS       (7/1/06)     (12/31/06)(1)    PERIOD(2)      (12/31/06)     PERIOD(2)       RATIO
  -----    -------------   -------------   -----------   -------------   -----------   ----------
    A        $1,000.00       $1,073.90        $ 6.43       $1,019.00        $ 6.26        1.23%
    B         1,000.00        1,069.50         10.33        1,015.22         10.06        1.98
    C         1,000.00        1,069.90         10.33        1,015.22         10.06        1.98
    R         1,000.00        1,072.60          7.73        1,017.74          7.53        1.48
Investor      1,000.00        1,073.60          6.43        1,019.00          6.26        1.23

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Small Cap Growth Fund

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund data from 10/18/95, index data from 10/31/95

            AIM SMALL    AIM SMALL
           CAP GROWTH   CAP GROWTH                                       LIPPER
           FUND-CLASS   FUND-CLASS                   RUSSELL 2000   SMALL-CAP GROWTH
DATE        A SHARES     B SHARES    S&P 500 INDEX   GROWTH INDEX      FUNDS INDEX
----       ----------   ----------   -------------   ------------   ----------------
10/18/95     $ 9450       $10000
   10/95       9483        10035         $10000         $10000           $10000
   11/95       9665        10219          10438          10441            10367
   12/95       9756        10307          10640          10673            10624
    1/96       9822        10367          11001          10584            10579
    2/96      10376        10953          11104          11067            11092
    3/96      10781        11373          11211          11286            11452
    4/96      11790        12439          11376          12152            12615
    5/96      12229        12886          11669          12775            13188
    6/96      11517        12133          11713          11945            12451
    7/96      10632        11198          11196          10487            11083
    8/96      10790        11356          11432          11263            11868
    9/96      11592        12196          12075          11843            12625
   10/96      11211        11785          12408          11333            12089
   11/96      11096        11654          13345          11648            12279
   12/96      11104        11661          13081          11875            12435
    1/97      11352        11914          13898          12171            12724
    2/97      10377        10891          14007          11436            11805
    3/97       9552        10009          13432          10629            10953
    4/97       9446         9896          14233          10506            10790
    5/97      10670        11172          15104          12086            12287
    6/97      11256        11782          15775          12495            12945
    7/97      12232        12797          17030          13136            13724
    8/97      12499        13069          16077          13530            13942
    9/97      13661        14272          16957          14609            15115
   10/97      13057        13634          16391          13732            14342
   11/97      12907        13465          17149          13404            14018
   12/97      12908        13466          17443          13412            13831
    1/98      13044        13590          17636          13233            13626
    2/98      14175        14768          18907          14401            14728
    3/98      15106        15726          19875          15006            15394
    4/98      15423        16043          20078          15098            15506
    5/98      14574        15152          19734          14001            14409
    6/98      15288        15890          20535          14144            14831
    7/98      14347        14894          20318          12963            13715
    8/98      11227        11656          17382           9970            10719
    9/98      12204        12642          18497          10981            11293
   10/98      12439        12891          19999          11554            11738
   11/98      13752        14232          21211          12450            12692
   12/98      15900        16458          22432          13577            13965
    1/99      16534        17101          23370          14188            14302
    2/99      15553        16082          22643          12890            12926
    3/99      16907        17476          23549          13349            13511
    4/99      18166        18762          24461          14528            14038
    5/99      18987        19593          23884          14551            14115
    6/99      21023        21700          25206          15317            15436
    7/99      21405        22075          24422          14844            15381
    8/99      21647        22314          24301          14288            15166
    9/99      21946        22610          23636          14564            15715
   10/99      22890        23569          25131          14937            16632
   11/99      25831        26576          25642          16516            18730
   12/99      30307        31172          27150          19428            22507
    1/00      30707        31564          25786          19247            22272
    2/00      40322        41425          25299          23725            28798
    3/00      38999        40054          27772          21231            26537
    4/00      35263        36193          26937          19087            23257
    5/00      31755        32563          26385          17416            21355
    6/00      38668        39629          27034          19666            25116
    7/00      34646        35487          26612          17980            23482
    8/00      39697        40630          28264          19872            26008
    9/00      38491        39370          26772          18884            24720
   10/00      35373        36153          26659          17352            22865
   11/00      28210        28825          24559          14201            18971
   12/00      30086        30722          24679          15070            20649
    1/01      31316        31954          25554          16290            21279
    2/01      26544        27065          23226          14057            18554
    3/01      23860        24310          21755          12779            16752
    4/01      27160        27655          23444          14343            18561
    5/01      27494        27987          23602          14676            19064
    6/01      27788        28266          23027          15076            19545
    7/01      26427        26862          22801          13790            18455
    8/01      24669        25059          21375          12928            17363
    9/01      21006        21318          19649          10842            14653
   10/01      22701        23034          20024          11885            15726

                                                             SOURCE: LIPPER INC.

                                [MOUNTAIN CHART]

   11/01      24438        24782          21559          12878            16945
   12/01      25943        26294          21748          13679            17972
    1/02      25165        25489          21431          13193            17428
    2/02      23416        23708          21018          12339            16373
    3/02      25184        25479          21808          13411            17712
    4/02      24637        24910          20486          13121            17245
    5/02      23566        23827          20336          12354            16553
    6/02      21756        21980          18888          11306            15323
    7/02      18775        18951          17416           9569            13150
    8/02      18796        18951          17530           9564            13131
    9/02      17715        17856          15627           8873            12334
   10/02      18523        18661          17001           9322            12861
   11/02      20029        20163          18000          10246            13938
   12/02      18675        18778          16943           9540            13007
    1/03      18150        18252          16500           9281            12663
    2/03      17675        17758          16253           9033            12269
    3/03      17917        17994          16410           9170            12522
    4/03      19221        19282          17761          10038            13557
    5/03      21039        21097          18696          11169            14939
    6/03      21656        21698          18935          11384            15445
    7/03      22656        22696          19269          12245            16348
    8/03      24070        24092          19644          12902            17215
    9/03      23293        23287          19436          12576            16793
   10/03      25163        25146          20535          13662            18316
   11/03      25961        25930          20715          14108            18804
   12/03      25981        25930          21801          14171            18831
    1/04      26831        26768          22201          14915            19712
    2/04      26721        26639          22509          14892            19637
    3/04      26590        26487          22170          14962            19502
    4/04      25396        25285          21822          14211            18549
    5/04      26064        25940          22121          14493            18936
    6/04      26903        26744          22551          14975            19476
    7/04      24428        24275          21805          13631            17757
    8/04      23651        23482          21892          13338            17182
    9/04      24522        24341          22129          14075            18164
   10/04      25230        25027          22467          14417            18673
   11/04      26959        26714          23376          15636            19980
   12/04      27757        27497          24171          16198            20862
    1/05      26980        26702          23582          15468            20073
    2/05      27738        27431          24078          15681            20469
    3/05      27030        26713          23652          15092            19782
    4/05      25827        25521          23204          14132            18676
    5/05      27860        27507          23941          15128            19914
    6/05      28275        27895          23976          15617            20610
    7/05      29813        29398          24867          16709            21868
    8/05      29500        29066          24640          16474            21490
    9/05      29542        29086          24840          16604            21607
   10/05      28520        28057          24425          15990            20875
   11/05      30236        29743          25348          16896            21994
   12/05      30070        29553          25357          16871            21976
    1/06      32256        31692          26029          18498            23767
    2/06      32247        31657          26099          18399            23674
    3/06      33669        33038          26424          19294            24660
    4/06      34073        33411          26778          19238            24743
    5/06      32062        31413          26009          17884            23204
    6/06      32008        31344          26043          17895            23011
    7/06      30523        29871          26204          16965            21756
    8/06      31243        30549          26826          17462            22194
    9/06      31387        30677          27517          17580            22484
   10/06      33157        32383          28413          18720            23499
   11/06      34546        33714          28953          19168            24292
   12/06      34324        34329          29359          19122            24317

AIM Small Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/06, including applicable sales charges

CLASS A SHARES
Inception (10/18/95)    11.64%
10 Years                11.32
   5 Years               4.59
   1 Year                8.02

CLASS B SHARES
Inception (10/18/95)    11.64%
10 Years                11.31
   5 Years               4.64
   1 Year                8.42

CLASS C SHARES
Inception (5/3/99)       7.82%
   5 Years               4.98
   1 Year               12.47

CLASS R SHARES
10 Years                11.73%
   5 Years               5.52
   1 Year               14.04

INVESTOR CLASS SHARES
10 Years                11.95%
   5 Years               5.77
   1 Year               14.26

CUMULATIVE TOTAL RETURNS

6 months ended 12/31/06, excluding applicable sales charges

Class A Shares          7.39%
Class B Shares          6.95
Class C Shares          6.99
Class R Shares          7.26
Investor Class Shares   7.36

CLASS R SHARES' INCEPTION DATE IS JUNE 3, 2002. RETURNS SINCE THAT DATE ARE HISTORICAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF HISTORICAL CLASS R SHARE PERFORMANCE AND RESTATED CLASS A SHARE PERFORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS R SHARES) AT NET ASSET VALUE, ADJUSTED TO REFLECT THE HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS R SHARES. CLASS A SHARES' INCEPTION DATE IS OCTOBER 18, 1995.

     INVESTOR CLASS SHARES' INCEPTION DATE IS APRIL 7, 2006. RETURNS SINCE THAT DATE ARE HIS- TORICAL RETURNS. ALL OTHER RETURNS ARE BLENDED RETURNS OF HISTORICAL INVESTOR CLASS SHARE PERFORMANCE AND RESTATED CLASS A SHARE PER-FORMANCE (FOR PERIODS PRIOR TO THE INCEPTION DATE OF INVESTOR CLASS SHARES) AT NET ASSET VALUE, WHICH RESTATED PERFORMANCE WILL REFLECT THE HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS A SHARES FOR THE PERIOD USING BLENDED RETURNS. CLASS A SHARES' INCEPTION DATE IS OCTOBER 18, 1995.

     THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORM- ANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REIN- VESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERI- OD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE
BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS R SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

Continued from inside front cover

mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

- The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

- The Chartered Financial Analyst --REGISTERED TRADEMARK-- (CFA --REGISTERED TRADEMARK--) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file number for the Fund are 811-02699 and 002-57526.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

AIM Small Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM Growth Series (the "Board") oversees the management of AIM Small Cap Growth Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2006.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms' length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made a recommendation to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendation to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

     Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund's performance, advisory fees, expense limitations and/or fee waivers.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance was above the median performance of such comparable funds for the one year period and below such median performance for the three and five year periods. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Small-Cap Growth Index. The Board noted that the Fund's performance was above the performance of such Index for the one year period, comparable to such Index for the three year period, and below such Index for the five year period. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- Meetings with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the effective advisory fee rate (before waivers) for the Fund under the Advisory Agreement. The Board noted that this rate was (i) below the effective advisory fee rate (before waivers) for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; and (ii) above the effective sub-advisory fee rates for four variable insurance funds sub-advised by an AIM affiliate and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although the total advisory fees for such variable insurance funds were above those for the Fund. The Board noted that AIM has agreed to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level at the end of the past calendar year and noted that the Fund's rate was below the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through July 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund that is lower than the contractual agreement. The Board considered the contractual and voluntary natures of these fee waivers/expense limitations and noted that the con-

                                                                     (continued)

AIM Small Cap Growth Fund

tractual agreement remains in effect through July 31, 2006 and that the voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes three breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements, if any (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests uninvested cash in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of invest-ment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board's approval of the continuance of the Advisory Agreement for the Fund.

Supplement to Annual Report dated 12/31/06

AIM SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

NASDAQ SYMBOL   GTSVX

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 12/31/06

Inception (3/15/02)    7.48%
   1 Year             14.76
   6 Months*           7.59

*    Cumulative total return that has not been annualized

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE (NAV). PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES PRIMARILY DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

     PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NAV. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE THE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246 OR VISIT AIMINVESTMENTS.COM.

Over for information on your Fund's expenses.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                          [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

AIMINVESTMENTS.COM                  SCG-INS-1           A I M Distributors, Inc.

Information about your Fund's expenses

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, through December 31, 2006.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                      HYPOTHETICAL
                                                                    (5% ANNUAL RETURN
                                          ACTUAL                     BEFORE EXPENSES
                                ---------------------------   ---------------------------
                  BEGINNING         ENDING        EXPENSES        ENDING        EXPENSES    ANNUALIZED
SHARE           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
CLASS              (7/1/06)     (12/31/06)(1)    PERIOD(2)      (12/31/06)     PERIOD(2)       RATIO
-----           -------------   -------------   -----------   -------------   -----------   ----------
Institutional     $1,000.00       $1,075.90        $4.29        $1,021.07        $4.18         0.82%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006, through December 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2006, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.


AIMINVESTMENTS.COM                 SCG-INS-1            A I M Distributors, Inc.

AIM Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.25%

AEROSPACE & DEFENSE-1.31%

Ceradyne, Inc.(a)(b)                               233,872   $   13,213,768
---------------------------------------------------------------------------
United Industrial Corp.(a)                         176,601        8,962,501
===========================================================================
                                                                 22,176,269
===========================================================================

AIR FREIGHT & LOGISTICS-1.29%

Forward Air Corp.                                  365,851       10,584,069
---------------------------------------------------------------------------
Hub Group, Inc.-Class A(b)                         403,882       11,126,949
===========================================================================
                                                                 21,711,018
===========================================================================

APPAREL RETAIL-4.92%

bebe stores, inc.                                  552,423       10,932,451
---------------------------------------------------------------------------
Charlotte Russe Holding Inc.(b)                    267,700        8,231,775
---------------------------------------------------------------------------
Children's Place Retail Stores, Inc.
  (The)(a)(b)                                      223,589       14,202,373
---------------------------------------------------------------------------
DSW Inc.-Class A(a)(b)                             445,964       17,200,831
---------------------------------------------------------------------------
Hot Topic, Inc.(a)(b)                            1,253,973       16,728,000
---------------------------------------------------------------------------
Zumiez Inc.(a)(b)                                  531,877       15,711,647
===========================================================================
                                                                 83,007,077
===========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.87%

Warnaco Group, Inc. (The)(b)                       580,845       14,741,846
===========================================================================

APPLICATION SOFTWARE-4.72%

ANSYS, Inc.(b)                                     308,729       13,426,624
---------------------------------------------------------------------------
Blackboard Inc.(a)(b)                              561,911       16,879,806
---------------------------------------------------------------------------
Epicor Software Corp.(b)                           242,322        3,273,770
---------------------------------------------------------------------------
Informatica Corp.(b)                             1,428,264       17,439,104
---------------------------------------------------------------------------
Kronos Inc.(b)                                     355,290       13,053,355
---------------------------------------------------------------------------
MicroStrategy Inc.-Class A(b)                      136,531       15,565,899
===========================================================================
                                                                 79,638,558
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.01%

Affiliated Managers Group, Inc.(a)(b)              162,108       17,042,414
===========================================================================

BIOTECHNOLOGY-2.46%

Alkermes, Inc.(a)(b)                               559,872        7,485,489
---------------------------------------------------------------------------
CV Therapeutics, Inc.(a)(b)                        319,800        4,464,408
---------------------------------------------------------------------------
Human Genome Sciences, Inc.(a)(b)                  617,914        7,686,850
---------------------------------------------------------------------------
Myriad Genetics, Inc.(a)(b)                        425,489       13,317,806
---------------------------------------------------------------------------
United Therapeutics Corp.(a)(b)                    158,036        8,592,417
===========================================================================
                                                                 41,546,970
===========================================================================

CATALOG RETAIL-0.90%

Coldwater Creek Inc.(a)(b)                         620,450       15,213,434
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT-4.24%

F5 Networks, Inc.(a)(b)                            286,592   $   21,267,992
---------------------------------------------------------------------------
NETGEAR, Inc.(a)(b)                                600,543       15,764,254
---------------------------------------------------------------------------
NICE Systems Ltd.-ADR (Israel)(b)                  446,341       13,738,376
---------------------------------------------------------------------------
Polycom, Inc.(a)(b)                                673,147       20,806,974
===========================================================================
                                                                 71,577,596
===========================================================================

COMPUTER STORAGE & PERIPHERALS-0.97%

Emulex Corp.(b)                                    838,619       16,361,457
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.87%

Bucyrus International, Inc.-Class A                284,239       14,712,211
===========================================================================

CONSTRUCTION MATERIALS-0.89%

Eagle Materials Inc.                               347,422       15,019,053
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.69%

Euronet Worldwide, Inc.(a)(b)                      620,809       18,431,819
---------------------------------------------------------------------------
Global Payments Inc.                               218,965       10,138,080
===========================================================================
                                                                 28,569,899
===========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-2.05%

Advisory Board Co. (The)(a)(b)                     164,630        8,814,290
---------------------------------------------------------------------------
CoStar Group Inc.(a)(b)                            239,739       12,840,421
---------------------------------------------------------------------------
Pike Electric Corp.(b)                             791,362       12,922,941
===========================================================================
                                                                 34,577,652
===========================================================================

DRUG RETAIL-0.77%

Longs Drug Stores Corp.                            306,092       12,972,179
===========================================================================

ELECTRIC UTILITIES-0.54%

ITC Holdings Corp.                                 229,958        9,175,324
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-4.05%

Acuity Brands, Inc.                                338,569       17,619,131
---------------------------------------------------------------------------
General Cable Corp.(b)                             438,072       19,148,127
---------------------------------------------------------------------------
Regal-Beloit Corp.                                 303,573       15,940,618
---------------------------------------------------------------------------
Thomas & Betts Corp.(b)                            330,278       15,615,544
===========================================================================
                                                                 68,323,420
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.41%

Aeroflex Inc.(b)                                 1,148,429       13,459,588
---------------------------------------------------------------------------
Cogent Inc.(a)(b)                                  519,399        5,718,583
---------------------------------------------------------------------------

AIM Small Cap Growth Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS-(CONTINUED)

Coherent, Inc.(b)                                  412,308   $   13,016,564
---------------------------------------------------------------------------
Orbotech, Ltd. (Israel)(b)                         331,389        8,430,536
===========================================================================
                                                                 40,625,271
===========================================================================

ELECTRONIC MANUFACTURING SERVICES-1.12%

Trimble Navigation Ltd.(a)(b)                      371,784       18,860,602
===========================================================================

FOOD DISTRIBUTORS-0.73%

Performance Food Group Co.(b)                      445,693       12,318,954
===========================================================================

HEALTH CARE EQUIPMENT-5.22%

American Medical Systems Holdings, Inc.(a)(b)      759,730       14,070,200
---------------------------------------------------------------------------
Home Diagnostics Inc.(b)                           436,285        4,624,621
---------------------------------------------------------------------------
Integra LifeSciences Holdings(a)(b)                355,170       15,126,690
---------------------------------------------------------------------------
Kyphon Inc.(b)                                     251,074       10,143,390
---------------------------------------------------------------------------
Mentor Corp.(a)                                    272,380       13,311,211
---------------------------------------------------------------------------
NuVasive, Inc.(a)(b)                               645,989       14,922,346
---------------------------------------------------------------------------
Palomar Medical Technologies, Inc.(b)               64,675        3,277,082
---------------------------------------------------------------------------
Wright Medical Group, Inc.(a)(b)                   543,848       12,660,781
===========================================================================
                                                                 88,136,321
===========================================================================

HEALTH CARE FACILITIES-2.38%

Genesis HealthCare Corp.(b)                        301,207       14,226,006
---------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)(b)                    388,304       13,085,845
---------------------------------------------------------------------------
VCA Antech, Inc.(a)(b)                             398,293       12,821,052
===========================================================================
                                                                 40,132,903
===========================================================================

HEALTH CARE SERVICES-1.64%

InVentive Health Inc.(b)                           400,627       14,162,164
---------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(a)(b)                278,431       13,615,276
===========================================================================
                                                                 27,777,440
===========================================================================

HEALTH CARE SUPPLIES-0.81%

Gen-Probe Inc.(b)                                  259,829       13,607,245
===========================================================================

HEALTH CARE TECHNOLOGY-1.79%

Allscripts Healthcare Solutions, Inc.(a)(b)        584,203       15,767,639
---------------------------------------------------------------------------
Eclipsys Corp.(b)                                  700,352       14,399,237
===========================================================================
                                                                 30,166,876
===========================================================================

HOME ENTERTAINMENT SOFTWARE-1.56%

THQ Inc.(a)(b)                                     810,094       26,344,257
===========================================================================

HOME FURNISHINGS-1.12%

Tempur-Pedic International Inc.(a)(b)              927,204       18,970,594
===========================================================================

HOTELS, RESORTS & CRUISE LINES-1.20%

Choice Hotels International, Inc.                  281,475       11,850,097
---------------------------------------------------------------------------
Four Seasons Hotels Inc. (Canada)(a)               102,745        8,424,063
===========================================================================
                                                                 20,274,160
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


HOUSEHOLD PRODUCTS-1.01%

Church & Dwight Co., Inc.(a)                       398,990   $   17,016,923
===========================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-1.05%

Korn/Ferry International(b)                        776,327       17,824,468
===========================================================================

INDUSTRIAL MACHINERY-0.66%

Actuant Corp.-Class A(a)                           234,036       11,151,815
===========================================================================

INSURANCE BROKERS-0.45%

National Financial Partners Corp.                  171,479        7,539,932
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.84%

NeuStar, Inc.-Class A(b)                           437,561       14,194,479
===========================================================================

INTERNET RETAIL-0.33%

Shutterfly, Inc.(a)(b)                             391,600        5,639,040
===========================================================================

INTERNET SOFTWARE & SERVICES-2.24%

aQuantive, Inc.(a)(b)                              561,077       13,836,159
---------------------------------------------------------------------------
DealerTrack Holdings Inc.(b)                       372,249       10,951,565
---------------------------------------------------------------------------
ValueClick, Inc.(a)(b)                             549,582       12,986,623
===========================================================================
                                                                 37,774,347
===========================================================================

INVESTMENT BANKING & BROKERAGE-0.92%

Greenhill & Co., Inc.(a)                           211,040       15,574,752
===========================================================================

IT CONSULTING & OTHER SERVICES-0.84%

MPS Group, Inc.(b)                               1,005,130       14,252,743
===========================================================================

LEISURE PRODUCTS-0.80%

Marvel Entertainment, Inc.(a)(b)                   502,194       13,514,041
===========================================================================

LIFE SCIENCES TOOLS & SERVICES-2.70%

Millipore Corp.(a)(b)                              157,883       10,515,008
---------------------------------------------------------------------------
Nektar Therapeutics(a)(b)                          520,532        7,917,292
---------------------------------------------------------------------------
PAREXEL International Corp.(b)                     424,774       12,305,703
---------------------------------------------------------------------------
Varian Inc.(a)(b)                                  329,955       14,778,684
===========================================================================
                                                                 45,516,687
===========================================================================

MANAGED HEALTH CARE-0.70%

Magellan Health Services, Inc.(b)                  272,309       11,769,195
===========================================================================

MULTI-LINE INSURANCE-0.73%

HCC Insurance Holdings, Inc.(a)                    383,700       12,312,933
===========================================================================

OFFICE REIT'S-0.71%

BioMed Realty Trust, Inc.                          422,206       12,075,092
===========================================================================

OIL & GAS DRILLING-0.91%

Unit Corp.(a)(b)                                   319,115       15,461,122
===========================================================================

AIM Small Cap Growth Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-5.23%

Core Laboratories N.V. (Netherlands)(b)            231,831   $   18,778,311
---------------------------------------------------------------------------
Dril-Quip, Inc.(b)                                 308,076       12,064,256
---------------------------------------------------------------------------
FMC Technologies, Inc.(b)                          267,800       16,504,514
---------------------------------------------------------------------------
Hydril(b)                                          234,763       17,651,830
---------------------------------------------------------------------------
Input/Output, Inc.(a)(b)                           801,359       10,922,523
---------------------------------------------------------------------------
Superior Energy Services, Inc.(b)                  377,131       12,324,641
===========================================================================
                                                                 88,246,075
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.12%

Bill Barrett Corp.(a)(b)                           400,810       10,906,040
---------------------------------------------------------------------------
Range Resources Corp.(a)                           445,762       12,240,625
---------------------------------------------------------------------------
Whiting Petroleum Corp.(a)(b)                      273,110       12,726,926
===========================================================================
                                                                 35,873,591
===========================================================================

PHARMACEUTICALS-2.74%

Medicines Co. (The)(a)(b)                          477,376       15,142,367
---------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)            374,278       13,148,386
---------------------------------------------------------------------------
Santarus Inc.(a)(b)                                718,021        5,622,104
---------------------------------------------------------------------------
Sciele Pharma, Inc.(a)(b)                          514,336       12,344,064
===========================================================================
                                                                 46,256,921
===========================================================================

PROPERTY & CASUALTY INSURANCE-0.66%

ProAssurance Corp.(a)(b)                           224,244       11,194,260
===========================================================================

REGIONAL BANKS-3.06%

East West Bancorp, Inc.                            208,541        7,386,522
---------------------------------------------------------------------------
PrivateBancorp, Inc.(a)                            242,735       10,105,058
---------------------------------------------------------------------------
SVB Financial Group(a)(b)                          290,012       13,520,360
---------------------------------------------------------------------------
Texas Capital Bancshares, Inc.(b)                  356,364        7,084,516
---------------------------------------------------------------------------
UCBH Holdings, Inc.(a)                             482,114        8,465,922
---------------------------------------------------------------------------
Virginia Commerce Bancorp, Inc.(a)(b)              260,913        5,186,950
===========================================================================
                                                                 51,749,328
===========================================================================

RESTAURANTS-3.52%

Applebee's International, Inc.(a)                  466,223       11,501,721
---------------------------------------------------------------------------
Jack in the Box Inc.(b)                            353,869       21,600,164
---------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)(b)              327,249       12,559,817
---------------------------------------------------------------------------
RARE Hospitality International, Inc.(b)            416,607       13,718,868
===========================================================================
                                                                 59,380,570
===========================================================================

SEMICONDUCTOR EQUIPMENT-2.85%

FormFactor Inc.(b)                                 275,225       10,252,131
---------------------------------------------------------------------------
Tessera Technologies Inc.(b)                       453,622       18,299,112
---------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(b)                                          429,221       19,538,140
===========================================================================
                                                                 48,089,383
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


SEMICONDUCTORS-3.89%

Cirrus Logic, Inc.(a)(b)                         1,656,420   $   11,396,170
---------------------------------------------------------------------------
Microsemi Corp.(a)(b)                              795,274       15,627,134
---------------------------------------------------------------------------
Power Integrations, Inc.(b)                        524,760       12,305,622
---------------------------------------------------------------------------
Silicon Laboratories Inc.(b)                       382,743       13,262,045
---------------------------------------------------------------------------
SiRF Technology Holdings, Inc.(a)(b)               515,810       13,163,471
===========================================================================
                                                                 65,754,442
===========================================================================

SPECIALIZED CONSUMER SERVICES-0.69%

Jackson Hewitt Tax Service Inc.                    340,996       11,583,634
===========================================================================

SPECIALTY STORES-0.99%

Dick's Sporting Goods, Inc.(b)                     341,540       16,732,045
===========================================================================

STEEL-0.94%

Carpenter Technology Corp.                         155,148       15,905,773
===========================================================================

SYSTEMS SOFTWARE-0.99%

MICROS Systems, Inc.(b)                            318,377       16,778,468
===========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.25%

TransDigm Group, Inc.(b)                           382,778       10,147,445
---------------------------------------------------------------------------
WESCO International, Inc.(a)(b)                    187,527       11,028,463
===========================================================================
                                                                 21,175,908
===========================================================================

TRUCKING-0.76%

Swift Transportation Co., Inc.(a)(b)               486,651       12,784,322
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.14%

SBA Communications Corp.-Class A(b)                698,205       19,200,637
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,291,671,470)                         1,675,903,926
===========================================================================

MONEY MARKET FUNDS-1.14%

Liquid Assets Portfolio-Institutional
  Class(c)                                       9,628,286        9,628,286
---------------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)         9,628,286        9,628,286
===========================================================================
    Total Money Market Funds (Cost
      $19,256,572)                                               19,256,572
===========================================================================
Total Investments (excluding investments
  purchased with cash collateral from
  securities loaned)-100.39% (Cost
  $1,310,928,042)                                             1,695,160,498
===========================================================================

AIM Small Cap Growth Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-29.11%

Liquid Assets Portfolio(c)(d)                  245,766,380   $  245,766,380
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(c)(d)                                  245,766,380      245,766,380
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $491,532,760)                                       491,532,760
===========================================================================
TOTAL INVESTMENTS-129.50% (Cost
  $1,802,460,802)                                             2,186,693,258
===========================================================================
OTHER ASSETS LESS LIABILITIES-(29.50)%                         (498,143,317)
===========================================================================
NET ASSETS-100.00%                                           $1,688,549,941
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) All or a portion of this security was out on loan at December 31, 2006.
(b) Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Small Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value
  (cost $1,291,671,470)*                      $1,675,903,926
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $510,789,332)                            510,789,332
============================================================
    Total investments (cost $1,802,460,802)    2,186,693,258
============================================================
Receivables for:
  Investments sold                                13,082,818
------------------------------------------------------------
  Fund shares sold                                 2,811,859
------------------------------------------------------------
  Dividends                                          651,052
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               135,067
------------------------------------------------------------
Other assets                                          44,995
============================================================
    Total assets                               2,203,419,049
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          20,671,344
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 254,627
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       491,532,759
------------------------------------------------------------
Accrued distribution fees                            419,780
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             7,914
------------------------------------------------------------
Accrued transfer agent fees                        1,804,458
------------------------------------------------------------
Accrued operating expenses                           178,226
============================================================
    Total liabilities                            514,869,108
============================================================
Net assets applicable to shares outstanding   $1,688,549,941
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,355,312,037
------------------------------------------------------------
Undistributed net investment income (loss)          (192,002)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (50,802,550)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                     384,232,456
============================================================
                                              $1,688,549,941
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,071,753,298
____________________________________________________________
============================================================
Class B                                       $  101,394,391
____________________________________________________________
============================================================
Class C                                       $   30,521,249
____________________________________________________________
============================================================
Class R                                       $   23,987,702
____________________________________________________________
============================================================
Investor Class                                $  281,478,972
____________________________________________________________
============================================================
Institutional Class                           $  179,414,329
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           36,671,527
____________________________________________________________
============================================================
Class B                                            3,829,891
____________________________________________________________
============================================================
Class C                                            1,153,566
____________________________________________________________
============================================================
Class R                                              831,842
____________________________________________________________
============================================================
Investor Class                                     9,409,474
____________________________________________________________
============================================================
Institutional Class                                5,978,550
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        29.23
------------------------------------------------------------
  Offering price per share
  (Net asset value of $29.23 divided by
    94.50%)                                   $        30.93
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        26.47
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        26.46
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        28.84
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $        29.91
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        30.01
____________________________________________________________
============================================================

* At December 31, 2006, securities with an aggregate value of $477,528,943 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Small Cap Growth Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $18,907)       $  3,448,975
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $2,089,954)                       3,220,570
==========================================================================
    Total investment income                                      6,669,545
==========================================================================

EXPENSES:

Advisory fees                                                   11,548,201
--------------------------------------------------------------------------
Administrative services fees                                       413,252
--------------------------------------------------------------------------
Custodian fees                                                     137,270
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,832,611
--------------------------------------------------------------------------
  Class B                                                        1,111,668
--------------------------------------------------------------------------
  Class C                                                          317,269
--------------------------------------------------------------------------
  Class R                                                          120,848
--------------------------------------------------------------------------
  Investor Class                                                   527,952
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Investor                   3,544,676
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                               113,652
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           65,617
--------------------------------------------------------------------------
Other                                                              518,690
==========================================================================
    Total expenses                                              21,251,706
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (104,095)
==========================================================================
    Net expenses                                                21,147,611
==========================================================================
Net investment income (loss)                                   (14,478,066)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities (includes net
  gains from securities sold to affiliates of $16,257,680)     194,618,970
--------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                     7,687,788
==========================================================================
Net gain from investment securities                            202,306,758
==========================================================================
Net increase in net assets resulting from operations          $187,828,692
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Small Cap Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                   2006              2005
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (14,478,066)   $  (15,729,923)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   194,618,970       290,331,552
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                          7,687,788      (156,342,264)
==============================================================================================
    Net increase in net assets resulting from operations         187,828,692       118,259,365
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (77,844,391)      (86,769,469)
----------------------------------------------------------------------------------------------
  Class B                                                         (8,062,396)       (9,754,577)
----------------------------------------------------------------------------------------------
  Class C                                                         (2,391,127)       (2,590,636)
----------------------------------------------------------------------------------------------
  Class R                                                         (1,764,768)       (1,612,396)
----------------------------------------------------------------------------------------------
  Investor Class                                                 (19,834,701)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                            (12,454,719)       (7,944,148)
==============================================================================================
    Decrease in net assets resulting from distributions         (122,352,102)     (108,671,226)
==============================================================================================
Share transactions-net:
  Class A                                                        (92,389,959)     (401,474,084)
----------------------------------------------------------------------------------------------
  Class B                                                        (21,665,113)      (30,876,921)
----------------------------------------------------------------------------------------------
  Class C                                                         (2,017,666)       (9,375,614)
----------------------------------------------------------------------------------------------
  Class R                                                          1,550,079         1,903,258
----------------------------------------------------------------------------------------------
  Investor Class                                                 294,286,974                --
----------------------------------------------------------------------------------------------
  Institutional Class                                             66,866,147        (7,619,961)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          246,630,462      (447,443,322)
==============================================================================================
    Net increase (decrease) in net assets                        312,107,052      (437,855,183)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,376,442,889     1,814,298,072
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(192,002) and $(89,296), respectively)         $1,688,549,941    $1,376,442,889
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Growth Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and

AIM Small Cap Growth Fund

     ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.725%
--------------------------------------------------------------------
Next $500 million                                             0.70%
--------------------------------------------------------------------
Next $500 million                                             0.675%
--------------------------------------------------------------------
Over $1.5 billion                                             0.65%
 ___________________________________________________________________
====================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $5,988.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $7,005.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain

AIM Small Cap Growth Fund

limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2006, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2006, ADI advised the Fund that it retained $25,780 in front-end sales commissions from the sale of Class A shares and $739, $36,827, $2,440 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $ 14,872,104     $  270,439,786    $  (275,683,604)       $   --        $  9,628,286     $  564,655      $   --
-----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                    --        114,095,523       (104,467,237)           --           9,628,286        230,799          --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            14,872,104        169,647,517       (184,519,621)           --                  --        335,162          --
===================================================================================================================================
  Subtotal       $ 29,744,208     $  554,182,826    $  (564,670,462)       $   --        $ 19,256,572     $1,130,616      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $156,672,058     $  450,648,719    $  (361,554,397)       $   --        $245,766,380     $1,042,469      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class           156,672,059        450,648,719       (361,554,398)           --         245,766,380      1,047,485          --
===================================================================================================================================
  Subtotal       $313,344,117     $  901,297,438    $  (723,108,795)       $   --        $491,532,760     $2,089,954      $   --
===================================================================================================================================
  Total
    Investments
    in
    Affiliates   $343,088,325     $1,455,480,264    $(1,287,779,257)       $   --        $510,789,332     $3,220,570      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the

AIM Small Cap Growth Fund

current market price. Pursuant to these procedures, for the year ended December 31, 2006, the Fund engaged in securities sales of $57,811,324, which resulted in net realized gains of $16,257,680, and securities purchases of $33,664,875.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $91,102.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $9,511 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2006, securities with an aggregate value of $477,528,943 were on loan to brokers. The loans were secured by cash collateral of $491,532,759 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2006, the Fund received dividends on cash collateral investments of $2,089,954 for securities lending transactions, which are net of compensation to counterparties.

AIM Small Cap Growth Fund

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2006 and 2005 was as follows:

                                                                  2006            2005
------------------------------------------------------------------------------------------
Distributions paid from long-term capital gain                $122,352,102    $108,671,226
__________________________________________________________________________________________
==========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2006, the components of net assets on a tax basis were as follows:

                                                                     2006
------------------------------------------------------------------------------
Undistributed long-term gain                                    $   51,272,308
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             383,994,243
------------------------------------------------------------------------------
Temporary book/tax differences                                        (192,002)
------------------------------------------------------------------------------
Capital loss carryforward                                         (101,836,645)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,355,312,037
==============================================================================
Total net assets                                                $1,688,549,941
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2006 to utilizing $48,540,127 of capital loss carryforward in the fiscal year ended December 31, 2007.

    The Fund utilized $50,603,775 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2006 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2010                                               $101,836,645
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 10, 2006, the date of the reorganization of AIM Small Company Growth Fund, into the Fund are realized on securities held in each Fund at such date, the capital loss carryforward my be further limited up to five years from the date of the reorganization

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $736,067,154 and $809,777,926, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $421,538,459
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (37,544,216)
==============================================================================
Net unrealized appreciation of investment securities             $383,994,243
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,802,699,015.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of capital loss limitations, net operating losses and expenses related to the plan of reorganization, on December 31, 2006, undistributed net investment income (loss) was increased by $14,452,766, undistributed net realized gain (loss) was increased by $243,429,376 and shares of beneficial interest decreased by $257,882,142. Further, as a result of tax deferrals acquired in the reorganization of AIM Small Company Growth Fund into the Fund on April 10, 2006, undistributed net investment income (loss) was decreased by $77,406, undistributed net realized gain (loss) was decreased by $406,642,219 and shares of beneficial interest increased by $406,719,625. This reclassification had no effect on the net assets of the Fund.

AIM Small Cap Growth Fund

NOTE 12--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors.

    Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase.

    Effective as of the close of business on March 18, 2002, the Fund's shares were offered on a limited basis to certain investors.

                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                        2006(A)                          2005
                                                              ---------------------------    ----------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      11,245,514    $336,758,169     13,071,703    $ 361,557,154
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                         113,474       3,064,186        145,164        3,737,448
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         150,457       4,057,897        146,396        3,767,502
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                         346,847      10,148,737        307,557        8,501,766
-------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                             1,024,035      31,424,316             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           2,180,542      66,178,816      3,420,312       99,237,193
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,596,560      76,806,257      3,080,384       85,418,778
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                         285,727       7,657,484        360,968        9,204,439
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                          84,591       2,266,199         95,699        2,437,919
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                          55,509       1,620,305         58,737        1,612,329
-------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               644,388      19,512,083             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             409,652      12,441,138        280,530        7,939,002
=========================================================================================================================
Issued in connection with acquisitions:(c)
  Class A                                                         590,229      18,025,191             --               --
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                         159,036       4,454,101             --               --
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         115,052       3,219,750             --               --
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                             388          11,711             --               --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               11,513,233     359,268,241             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           1,027,027      32,051,660             --               --
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         220,655       6,483,421        188,954        5,204,048
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (241,243)     (6,483,421)      (203,490)      (5,204,048)
=========================================================================================================================
Reacquired:
  Class A                                                     (17,962,228)   (530,462,997)   (30,684,119)    (853,654,064)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,126,152)    (30,357,463)    (1,497,843)     (38,614,760)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (428,706)    (11,561,512)      (608,047)     (15,581,035)
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (352,222)    (10,230,674)      (299,958)      (8,210,837)
-------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            (3,772,182)   (115,917,666)            --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (1,450,012)    (43,805,467)    (3,933,412)    (114,796,156)
=========================================================================================================================
                                                                7,430,171    $246,630,462    (16,070,465)   $(447,443,322)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 12% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)  Investor Class shares commenced sales on April 7, 2006.
(c) As of the open of business on April 10, 2006, the Fund acquired all the net assets of AIM Small Company Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund November 14, 2005 and by the shareholders of AIM Small Company Growth Fund on February 28, 2006. The acquisition was accomplished by a tax free exchange of 13,404,965 shares of the Fund for 28,265,285 shares of AIM Small Company Growth Fund shares outstanding as of the close of business on April 7, 2006. Each class of shares of AIM Small Company Growth Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM Small Company Growth Fund to the net asset value of the Fund on the close of business, April 7, 2006. AIM Small Company Growth Fund's net assets as of the close of business on April 7, 2006 of $417,030,654 including $68,480,152 of unrealized appreciation were combined with the net assets of the Fund immediately before the acquisition of $1,468,437,474. The combined aggregate net assets of the Fund subsequent to the reorganization were $1,885,468,128.

AIM Small Cap Growth Fund

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                          ----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                             2006             2005          2004          2003            2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $    27.51       $    27.46    $    25.71    $    18.47       $  25.67
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.25)(a)        (0.31)        (0.32)        (0.21)(a)      (0.19)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 4.21             2.61          2.07          7.45          (7.01)
================================================================================================================================
    Total from investment operations                            3.96             2.30          1.75          7.24          (7.20)
================================================================================================================================
Less distributions from net realized gains                     (2.24)           (2.25)           --            --             --
================================================================================================================================
Net asset value, end of period                            $    29.23       $    27.51    $    27.46    $    25.71       $  18.47
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                14.30%            8.32%         6.81%        39.20%        (28.05)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $1,071,753       $1,099,696    $1,491,940    $1,602,724       $790,700
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.25%(c)         1.45%         1.40%         1.27%          1.35%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.25%(c)         1.50%         1.51%         1.37%          1.43%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       (0.84)%(c)       (0.95)%       (1.12)%       (0.98)%        (0.91)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                           49%              41%           69%           32%            22%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,133,044,481.

AIM Small Cap Growth Fund

                                                                                           CLASS B
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2006           2005        2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  25.29       $  25.61    $  24.15       $  17.49       $  24.48
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.43)(a)      (0.47)      (0.52)         (0.35)(a)      (0.33)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.85           2.40        1.98           7.01          (6.66)
===============================================================================================================================
    Total from investment operations                              3.42           1.93        1.46           6.66          (6.99)
===============================================================================================================================
Less distributions from net realized gains                       (2.24)         (2.25)         --             --             --
===============================================================================================================================
Net asset value, end of period                                $  26.47       $  25.29    $  25.61       $  24.15       $  17.49
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  13.42%          7.47%       6.05%         38.08%        (28.55)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $101,394       $117,307    $149,400       $182,700       $152,577
===============================================================================================================================
Ratio of expenses to average net assets                           2.00%(c)       2.20%       2.15%(d)       2.02%          2.08%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.59)%(c)     (1.70)%     (1.87)%        (1.73)%        (1.64)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             49%            41%         69%            32%            22%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $111,166,818.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for 2004 was 2.16%.

                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                               2006          2005       2004          2003          2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 25.27       $ 25.60    $ 24.14       $ 17.48       $ 24.47
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.43)(a)     (0.47)     (0.52)        (0.35)(a)     (0.33)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.86          2.39       1.98          7.01         (6.66)
==========================================================================================================================
    Total from investment operations                             3.43          1.92       1.46          6.66         (6.99)
==========================================================================================================================
Less distributions from net realized gains                      (2.24)        (2.25)        --            --            --
==========================================================================================================================
Net asset value, end of period                                $ 26.46       $ 25.27    $ 25.60       $ 24.14       $ 17.48
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 13.47%         7.44%      6.05%        38.10%       (28.57)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $30,521       $31,141    $40,904       $50,031       $41,693
==========================================================================================================================
Ratio of expenses to average net assets                          2.00%(c)      2.20%      2.15%(d)      2.02%         2.08%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.59)%(c)    (1.70)%    (1.87)%       (1.73)%       (1.64)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            49%           41%        69%           32%           22%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $31,726,864.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for 2004 was 2.16%.

AIM Small Cap Growth Fund

                                                                                           CLASS R
                                                              -----------------------------------------------------------------
                                                                                                                  JUNE 3, 2002
                                                                                                                   (DATE SALES
                                                                         YEAR ENDED DECEMBER 31,                  COMMENCED) TO
                                                              ---------------------------------------------       DECEMBER 31,
                                                               2006          2005       2004          2003            2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 27.23       $ 27.28    $ 25.61       $18.44          $22.64
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.32)(a)     (0.30)     (0.27)       (0.28)(a)       (0.13)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  4.17          2.50       1.94         7.45           (4.07)
===============================================================================================================================
    Total from investment operations                             3.85          2.20       1.67         7.17           (4.20)
===============================================================================================================================
Less distributions from net realized gains                      (2.24)        (2.25)        --           --              --
===============================================================================================================================
Net asset value, end of period                                $ 28.84       $ 27.23    $ 27.28       $25.61          $18.44
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 14.04%         8.01%      6.52%       38.88%         (18.55)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $23,988       $21,276    $19,506       $9,029          $1,301
===============================================================================================================================
Ratio of expenses to average net assets                          1.50%(c)      1.70%      1.65%(d)     1.52%           1.61%(e)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.09)%(c)    (1.20)%    (1.37)%      (1.23)%         (1.17)%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(f)                                         49%           41%        69%          32%             22%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $24,169,623.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for 2004 was 1.66%.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                INVESTOR CLASS
                                                                --------------
                                                                APRIL 07, 2006
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2006
------------------------------------------------------------------------------
Net asset value, beginning of period                               $  31.20
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.19)(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               1.14
==============================================================================
    Total from investment operations                                   0.95
==============================================================================
Less distributions from net realized gains                            (2.24)
==============================================================================
Net asset value, end of period                                     $  29.91
______________________________________________________________________________
==============================================================================
Total return(b)                                                        2.96%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $281,479
==============================================================================
Ratio of expenses to average net assets                                1.26%(c)
==============================================================================
Ratio of net investment income to average net assets                  (0.85)%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                               49%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $289,778,147.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Small Cap Growth Fund

                                                                                    INSTITUTIONAL CLASS
                                                           ----------------------------------------------------------------------
                                                                                                                      MARCH 15,
                                                                                                                        2002
                                                                                                                     (DATE SALES
                                                                        YEAR ENDED DECEMBER 31,                     COMMENCED) TO
                                                           --------------------------------------------------       DECEMBER 31,
                                                             2006           2005        2004           2003             2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  28.08       $  27.83    $  25.91       $  18.53          $ 24.61
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.13)(a)      (0.11)      (0.16)         (0.12)(a)        (0.07)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                4.30           2.61        2.08           7.50            (6.01)
=================================================================================================================================
    Total from investment operations                           4.17           2.50        1.92           7.38            (6.08)
=================================================================================================================================
Less distributions from net realized gains                    (2.24)         (2.25)         --             --               --
=================================================================================================================================
Net asset value, end of period                             $  30.01       $  28.08    $  27.83       $  25.91          $ 18.53
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                               14.76%          8.93%       7.41%         39.83%          (24.71)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $179,414       $107,023    $112,547       $108,116          $ 2,866
=================================================================================================================================
Ratio of expenses to average net assets                        0.84%(c)       0.84%       0.85%(d)       0.80%            0.89%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.43)%(c)     (0.35)%     (0.57)%        (0.51)%          (0.45)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                       49%            41%         69%            32%              22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $149,973,055.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for 2004 was 0.86%.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Small Cap Growth Fund


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Small Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM Small Cap Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Small Cap Growth Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2007
Houston, Texas

AIM Small Cap Growth Fund

TAX INFORMATION


Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

       FEDERAL AND STATE INCOME TAX
       Long-Term Capital Gain Dividends           $122,352,102

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were 4.09%, 4.63%, 3.99%, and 4.02%, respectively.

AIM Small Cap Growth Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 110 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, AMVESCAP PLC (parent of AIM
                                             and a global investment management
                                             firm); Chairman, A I M Advisors, Inc.
                                             (registered investment advisor); and
                                             Director, Chairman, Chief Executive
                                             Officer and President, AVZ Inc. (holding
                                             company); INVESCO North American
                                             Holdings, Inc. (holding company);
                                             Chairman and President, AMVESCAP Group
                                             Services, Inc. (service provider);
                                             Trustee, The AIM Family of Funds(R);
                                             Chairman, Investment Company Institute;
                                             and Member of Executive Board, SMU Cox
                                             School of Business

                                             Formerly: President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(2) -- 1946     1988       Director and Chairman, A I M Management   None
  Trustee and Vice Chair                     Group Inc. (financial services holding
                                             company); Director and Vice Chairman,
                                             AMVESCAP PLC; Chairman, AMVESCAP
                                             PLC -- AIM Division (parent of AIM and a
                                             global investment management firm) and
                                             Trustee and Vice Chair of The AIM Family
                                             of Funds--Registered Trademark--

                                             Formerly: President and Chief Executive
                                             Officer, A I M Management Group Inc.;
                                             Director, Chairman and President, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered
                                             investment advisor), A I M Distributors,
                                             Inc. (registered broker dealer), AIM
                                             Investment Services, Inc., (registered
                                             transfer agent), and Fund Management
                                             Company (registered broker dealer);
                                             Chief Executive Officer, AMVESCAP
                                             PLC -- Managed Products; and President
                                             and Principal Executive Officer of The
                                             AIM Family of Funds--Registered
                                             Trademark--
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(3) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, A I M Management Group Inc.,
  Principal                                  AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                          broker dealer), AIM Funds Management
                                             Inc. (registered investment advisor) and
                                             1371 Preferred Inc. (holding company);
                                             Director and President, A I M Advisors,
                                             Inc., INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Capital Management, Inc. and A I M
                                             Distributors, Inc.; Director and
                                             Chairman, AIM Investment Services, Inc.,
                                             Fund Management Company and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, AVZ Callco Inc. (holding
                                             company); AMVESCAP Inc. (holding
                                             company) and AIM Canada Holdings Inc.
                                             (holding company); Director and Chief
                                             Executive Officer, AIM Trimark Corporate
                                             Class Inc. (formerly AIM Trimark Global
                                             Fund Inc.) (corporate mutual fund
                                             company) and AIM Trimark Canada Fund
                                             Inc. (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             Powershares Capital Management LLC

                                             Formerly: President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; Executive Vice
                                             President and Chief Operations Officer,
                                             AIM Funds Management Inc.; President,
                                             AIM Trimark Global Fund Inc. and AIM
                                             Trimark Canada Fund Inc.; and Director,
                                             Trimark Trust (federally regulated
                                             Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1985       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company (2 portfolios))
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Cortland Trust, Inc.
                                             (Chairman) (registered investment
                                             company (3 portfolios)); Annuity and
                                             Life Re (Holdings), Ltd. (insurance
                                             company); CompuDyne Corporation
                                             (provider of products and services to
                                             the public security market); and
                                             Homeowners of America Holding
                                             Corporation (property casualty company)

                                             Formerly: Director, President and Chief
                                             Executive Officer, Volvo Group North
                                             America, Inc.; Senior Vice President, AB
                                             Volvo; and Director of various
                                             affiliated Volvo companies; and
                                             Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff, and Discovery Global
  Trustee                                    Century Group, Inc. (government affairs   Education Fund
                                             company); and Owner, Dos Angelos Ranch,   (non-profit)
                                             L.P.
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Cortland Trust, Inc. (registered
  Trustee                                    Naftalis and Frankel LLP                  investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1977       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   Director, Mainstay VP Series
  Trustee                                    Formerly: Partner, Deloitte & Touche      Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(3) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Small Cap Growth Fund

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/OR                                               OTHER
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE      DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc. and A I M
                                             Advisors, Inc.; Director, Vice President
                                             and Secretary, INVESCO Distributors,
                                             Inc.; Vice President and Secretary,
                                             A I M Capital Management, Inc., AIM
                                             Investment Services, Inc., and Fund
                                             Management Company; Senior Vice
                                             President and Secretary, A I M
                                             Distributors, Inc.; Director and Vice
                                             President, INVESCO Funds Group Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, Powershares Capital Management
                                             LLC

                                             Formerly: Chief Operating Officer,
                                             Senior Vice President, General Counsel,
                                             and Secretary, Liberty Ridge Capital,
                                             Inc. (an investment adviser); Vice
                                             President and Secretary, PBHG Funds (an
                                             investment company); Vice President and
                                             Secretary, PBHG Insurance Series Fund
                                             (an investment company); General Counsel
                                             and Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, AMVESCAP      N/A
  Vice President                             PLC; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, AMVESCAP PLC; Director, INVESCO
                                             Funds Group, Inc.; and Vice President of
                                             The AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Director, Vice President and    N/A
                                             General Counsel, Fund Management
                                             Company; Director, Senior Vice
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Director and Vice
                                             President, INVESCO Distributors, Inc.;
                                             Senior Vice President, A I M
                                             Distributors, Inc.; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Chief
                                             Executive Officer and President, INVESCO
                                             Funds Group, Inc.; and Senior Vice
                                             President, and General Counsel, Liberty
                                             Financial Companies, Inc. and Senior
                                             Vice President and General Counsel
                                             Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                  Advisors, Inc.; and Vice President,
  Financial Officer and                      Treasurer and Principal Officer of The
  Treasurer                                  AIM Family of Funds--Registered
                                             Trademark--

                                             Formerly: Senior Vice President, AIM
                                             Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Director of Cash Management, Managing     N/A
  Vice President                             Director and Chief Cash Management
                                             Officer, A I M Capital Management, Inc;
                                             Director and President, Fund Management
                                             Company; and Vice President, A I M
                                             Advisors, Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); and
                                             President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust Only)
                                             Formerly: Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc., Fund Management
                                             Company and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc.; Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; Vice President and Chief
                                             Compliance Officer, A I M Capital
                                             Management, Inc.; and Vice President,
                                             A I M Distributors, Inc., AIM Investment
                                             Services, Inc. and Fund Management
                                             Company

                                             Formerly: Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; Chief Compliance Officer
                                             and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management; and
                                             Chief Compliance Officer, Chief
                                             Operating Officer and Deputy General
                                             Counsel, American General Investment
                                             Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

                                   [EDELIVERY
                                  GO PAPERLESS
                          AIMINVESTMENTS.COM/EDELIVERY
                                    GRAPHIC]

REGISTER FOR EDELIVERY

eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?

Register for eDelivery to:

-    save your Fund the cost of printing and postage.

-    reduce the amount of paper you receive.

-    gain access to your documents faster by not waiting for the mail.

-    view your documents online anytime at your convenience.

- save the documents to your personal computer or print them out for your records.

HOW DO I SIGN UP?

It's easy. Just follow these simple steps:

1. Log in to your account.

2. Click on the "Service Center" tab.

3. Select "Register for eDelivery" and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.

If used after April 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $463 billion in assets under management as of December 31, 2006.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

AIMinvestments.com               SCG-AR-1               A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

Mutual   Exchange-  Retirement   Annuities   College   Separately   Offshore   Cash
Funds    Traded     Products                 Savings   Managed      Products   Management
         Funds                               Plans     Accounts

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

ITEM 2. CODE OF ETHICS.

          As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was amended in September, 2006, to (i) remove individuals listed in Exhibit A and any references to Exhibit A thus allowing for future flexibility and (ii) remove ambiguities found in the second paragraph of Section III. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                             Percentage of Fees                            Percentage of Fees
                                            Billed Applicable to                          Billed Applicable to
                                             Non-Audit Services                            Non-Audit Services
                                             Provided for fiscal                           Provided for fiscal
                        Fees Billed for         year end 2006         Fees Billed for         year end 2005
                     Services Rendered to    Pursuant to Waiver    Services Rendered to    Pursuant to Waiver
                      the Registrant for       of Pre-Approval      the Registrant for       of Pre-Approval
                     fiscal year end 2006      Requirement(1)      fiscal year end 2005      Requirement(1)
                     --------------------   --------------------   --------------------   --------------------
Audit Fees                 $295,465                  N/A                 $292,016                  N/A
Audit-Related Fees         $      0                   0%                 $      0                   0%
Tax Fees(2)                $ 89,252                   0%                 $ 82,307                   0%
All Other Fees             $      0                   0%                 $      0                   0%
                           --------                                      --------
Total Fees                 $384,717                   0%                 $374,323                   0%
                           ========                                      ========

PWC billed the Registrant aggregate non-audit fees of $89,252 for the fiscal year ended 2006, and $82,307 for the fiscal year ended 2005, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Tax fees for the fiscal year end December 31, 2006 includes fees billed for reviewing tax returns. Tax fees for fiscal year end December 31, 2005 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

     PWC billed A I M Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                     Fees Billed for Non-                             Fees Billed for
                        Audit Services       Percentage of Fees     Non-Audit Services     Percentage of Fees
                      Rendered to AIM and   Billed Applicable to    Rendered to AIM and   Billed Applicable to
                      AIM Affiliates for     Non-Audit Services     AIM Affiliates for     Non-Audit Services
                     fiscal year end 2006    Provided for fiscal   fiscal year end 2005    Provided for fiscal
                      That Were Required        year end 2006       That Were Required        year end 2005
                      to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved     Pursuant to Waiver
                      by the Registrant's      of Pre-Approval      by the Registrant's      of Pre-Approval
                        Audit Committee        Requirement(1)         Audit Committee        Requirement(1)
                     --------------------   --------------------   --------------------   --------------------
Audit-Related Fees            $0                     0%                     $0                     0%
Tax Fees                      $0                     0%                     $0                     0%
All Other Fees                $0                     0%                     $0                     0%
                             ---                                           ---
Total Fees(2)                 $0                     0%                     $0                     0%
                             ===                                           ===

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2006, and $0 for the fiscal year ended 2005, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, AIM will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 14, 2006, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 14, 2006, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Growth Series


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: March 8, 2007

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: March 8, 2007


By: /s/ SIDNEY M. DILGREN
    ---------------------------------
    Sidney M. Dilgren
    Principal Financial Officer

Date: March 8, 2007

                                  EXHIBIT INDEX


12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.